UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:

811-22175

ALPS ETF TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Brendan Hamill, Esq., Secretary

ALPS ETF Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: 877-398-8461

Date of fiscal year end: November 30

Date of reporting period: December 1, 2020 – November 30, 2021

Item 1.	Report to Stockholders.

(a)

Annual Report

November 30, 2021

Alerian MLP ETF (NYSE ARCA: AMLP)

Alerian Energy Infrastructure ETF (NYSE ARCA: ENFR)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview
Alerian MLP ETF	1
Alerian Energy Infrastructure ETF	4
Disclosure of Fund Expenses	7
Report of Independent Registered Public Accounting Firm	8
Financial Statements
Alerian MLP ETF
Schedule of Investments	9
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Alerian Energy Infrastructure ETF
Schedule of Investments	14
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	20
Additional Information	32
Board Considerations Regarding Approval of Investment Advisory Agreements	34
Trustees & Officers	36

alpsfunds.com

Alerian MLP ETF

Performance Overview	November 30, 2021 (Unaudited)

INVESTMENT OBJECTIVE

The Alerian MLP ETF (the “Fund” or “AMLP”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Total Return Index (the “Underlying Index” or “AMZI”). The shares of the Fund are listed and trade on the NYSE Arca, Inc. (“NYSE”) under the ticker symbol AMLP. The Fund will normally invest at least 90% of its total assets in securities that comprise the Underlying Index.

The Underlying Index is a rules based, modified capitalization weighted, float-adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure Master Limited Partnership (“MLP”) asset class. The Underlying Index is comprised of energy infrastructure MLPs that earn a majority of their cash flow from the transportation, storage, and processing of energy commodities.

PERFORMANCE OVERVIEW

During the twelve-month period from December 1, 2020, to November 30, 2021, the Fund delivered a total return of 38.04% (37.97% NAV). This compares to the Fund’s Underlying Index, which increased 28.42% on a price-return basis and 39.34% on a total-return basis. The difference in performance between the AMZI and AMLP is primarily attributable to the Fund’s operating expenses and the tax impact of the Fund’s C-Corporation structure.

During the period, the Fund paid four distributions:

•	$0.6800 per share on February 18, 2021
•	$0.6800 per share on May 20, 2021
•	$0.6800 per share on August 19, 2021
•	$0.7600 per share on November 18, 2021

Distributions from AMZI constituents were largely stable during the Fund's fiscal year as reflected by steady payouts from the Fund. In the latest distribution announcements for 3Q21 (paid in 4Q21), four constituents grew their payouts sequentially – MPLX (MPLX), Magellan Midstream Partners (MMP), Western Midstream Partners (WES), and Cheniere Energy Partners (CQP) – and the other constituents maintained their payouts. MPLX also announced a special distribution for the quarter. This helped drive the increased Fund distribution in November 2021.

During the fiscal year, NGL Energy Partners (NGL) was removed from the Underlying Index during a quarterly rebalancing, while TC PipeLines (TCP) and Noble Midstream Partners (NBLX) were removed from the Underlying Index in relation to their acquisition by another entity. There were no updates to the Underlying Index methodology.

In 2021, energy infrastructure MLPs continued to recover from the pandemic-related headwinds that weighed on 2020 performance. The widespread availability of COVID-19 vaccines supported energy demand as daily activities resumed and travel increased. US energy production largely stabilized, as capital discipline by producers kept volume growth in check. Producer discipline and improving demand was supportive for commodity prices and energy stocks in turn. After starting 2021 below $50 per barrel (bbl), West Texas Intermediate (WTI) oil prices had reached $70/bbl by mid-year and a multi-year high of $85/bbl in October. Even after a significant late November sell-off on Omicron variant concerns, WTI oil prices were up 36.40% year-to-date through November 30, 2021. Natural gas prices also strengthened to multi-year highs in 2021, briefly touching $6 per million British thermal unit in October. Rising energy prices contributed to mounting inflation concerns as the year progressed, which also boded well for energy infrastructure MLPs given their real asset exposure and the inflation adjustments often built into their contracts.

In addition to a supportive energy macro backdrop, energy infrastructure MLPs benefitted from company-level tailwinds as well. Free cash flow remained in focus for AMZI constituents, with many generating free cash flow even after generous distributions. Excess cash flow has been deployed for debt reduction and returning cash to shareholders, with many constituents active with buybacks. As of November 30, nearly 70% of the AMZI by weighting has a buyback authorization in place. AMZI constituents have also made strides with reporting environmental, social and governance metrics, while also pursuing energy transition opportunities in areas like carbon capture and renewable fuels. An ongoing recovery in energy markets broadly and company-level tailwinds from strong free cash flow generation could lend continued support to energy infrastructure MLPs.

1 | November 30, 2021

Alerian MLP ETF

Performance Overview	November 30, 2021 (Unaudited)

Performance (as of November 30, 2021)

	1 Year	5 Year	10 Year	Since Inception^
Alerian MLP ETF – NAV	37.97%	-4.47%	-1.39%	0.01%
Alerian MLP ETF – Market Price*	38.04%	-4.51%	-1.38%	0.01%
Alerian MLP Infrastructure Total Return Index	39.34%	-3.61%	-0.04%	2.03%
Alerian MLP Total Return Index	38.75%	-2.55%	-0.05%	1.88%

Total Expense Ratio (per the current prospectus) is 0.90%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.877.398.8461. The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investment. This deferred tax liability is reflected in the daily NAV and as a result the fund's after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on August 24, 2010 with an Inception Date, the first day of trading on the NYSE ARCA, of August 25, 2010.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The Alerian MLP Infrastructure Total Return Index is comprised of 16 midstream energy Master Limited Partnerships and provides investors with an unbiased benchmark for the infrastructure component of this emerging asset class. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The Alerian MLP Total Return Index is recognized as a leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is reported on a total-return basis (AMZX), which assumes reinvestment of any dividends and distributions realized during a given period.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The Alerian MLP ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

2 | November 30, 2021

Alerian MLP ETF

Performance Overview	November 30, 2021 (Unaudited)

Top 10 Holdings* (as of November 30, 2021)

MPLX LP	10.61%
Plains All American Pipeline LP	9.98%
Enterprise Products Partners LP	9.94%
Magellan Midstream Partners LP	9.94%
Western Midstream Partners LP	9.83%
Energy Transfer LP	9.33%
Phillips 66 Partners LP	6.45%
DCP Midstream LP	6.14%
EnLink Midstream LLC	5.61%
Cheniere Energy Partners LP	4.50%
Total % of Top 10 Holdings	82.33%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2021)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2021

Alerian Energy Infrastructure ETF

Performance Overview	November 30, 2021 (Unaudited)

INVESTMENT OBJECTIVE

The Alerian Energy Infrastructure ETF (the “Fund” or “ENFR”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Total Return Index (the “Underlying Index” or “AMEI”). As a secondary objective, the Fund seeks to provide total return through income and capital appreciation. The Shares of the Fund are listed and trade on the NYSE Arca, Inc. (“NYSE”) under the ticker symbol ENFR. The Fund will normally invest at least 90% of its total assets in securities that comprise the Underlying Index.

The Underlying Index is a composite of North American energy infrastructure companies engaged in midstream activities involving energy commodities, including gathering and processing, liquefaction, pipeline transportation, rail terminaling, and storage (also known as “midstream energy businesses”). Midstream energy companies include midstream MLPs and midstream corporations, either based in the United States or Canada. The Underlying Index has a 25% limit for companies taxed as pass-through entities.

PERFORMANCE OVERVIEW

During the twelve-month period from December 1, 2020, to November 30, 2021, the Fund delivered a total return of 38.91% (38.93% NAV). This compares to the Fund’s Underlying Index, which increased 31.64% on a price-return basis and 40.13% on a total-return basis.

During the period, the Fund paid four quarterly distributions:

•	$0.352220 per share on February 18, 2021
•	$0.239010 per share on May 20, 2021
•	$0.243490 per share on August 19, 2021
•	$0.627280 per share on November 18, 2021

AMEI constituents largely maintained or increased their dividends during the fiscal year. In the latest distribution announcements for 3Q21 (paid in 4Q21), five constituents increased their payouts sequentially, and there were no dividend cuts for the quarter. The Fund’s February and November distributions were augmented by special dividends from Macquarie Infrastructure Corporation (MIC). MIC paid out special dividends of $11.00 per share in January and $37.39 per share in October as the company essentially sold itself in parts. Additionally, MPLX paid out a special distribution for 3Q21 that also contributed to the higher distribution from the Fund in November 2021.

During the fiscal year, Altus Midstream Company (ALTM) and Oasis Midstream Partners (OMP) were added to the Underlying Index while Delek Logistics Partners (DKL) was removed during quarterly rebalancings. Inter Pipeline (IPL CN) and Noble Midstream Partners (NBLX) were removed from the Underlying Index in relation to their acquisition by another entity. There were no updates to the Underlying Index methodology.

In 2021, energy infrastructure companies continued to recover from the pandemic-related headwinds that weighed on 2020 performance. The widespread availability of COVID-19 vaccines supported energy demand as daily activities resumed and travel increased. US energy production largely stabilized, as capital discipline by producers kept volume growth in check. Producer discipline and improving demand was supportive for commodity prices and energy stocks in turn. After starting 2021 below $50 per barrel (bbl), West Texas Intermediate (WTI) oil prices had reached $70/bbl by mid-year and a multi-year high of $85/bbl in October. Even after a significant late November sell-off on Omicron variant concerns, WTI oil prices were up 36.40% year-to-date through November 30, 2021. Natural gas prices also strengthened to multi-year highs in 2021, briefly touching $6 per million British thermal unit in October. Rising energy prices contributed to mounting inflation concerns as the year progressed, which also boded well for energy infrastructure companies given their real asset exposure and the inflation adjustments often built into their contracts.

In addition to a supportive energy macro backdrop, energy infrastructure companies benefitted from company-level tailwinds as well. Free cash flow remained in focus for AMEI constituents, with many generating free cash flow even after generous dividends. Excess cash flow has been deployed for debt reduction and returning cash to shareholders, with many constituents active with buybacks. As of November 30, approximately 64% of the AMEI Index by weighting has a buyback authorization in place.

AMEI constituents have also made strides with reporting environmental, social and governance metrics, and multiple constituents have targets to achieve net-zero emissions by 2050. Constituents are also pursuing energy transition opportunities in areas like carbon capture, hydrogen, and renewable fuels. The large Canadian constituents, Enbridge (ENB) and TC Energy (TRP), have been particularly active on this front. An ongoing recovery in energy markets broadly and company-level tailwinds from strong free cash flow generation could lend continued support to energy infrastructure corporations and MLPs.

4 | November 30, 2021

Alerian Energy Infrastructure ETF

Performance Overview	November 30, 2021 (Unaudited)

Performance (as of November 30, 2021)

	1 Year	5 Year	Since Inception^
Alerian Energy Infrastructure ETF - NAV	38.93%	1.38%	0.82%
Alerian Energy Infrastructure ETF - Market Price*	38.91%	1.35%	0.83%
Alerian Midstream Energy Select Total Return Index	40.13%	2.32%	1.71%
Alerian MLP Total Return Index	38.75%	-2.55%	-3.96%

Total Expense Ratio (per the current prospectus) is 0.35%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on November 1, 2013.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The Alerian Midstream Energy Select Total Return Index is comprised of 33 equity securities of issuers headquartered or incorporated in the United States and Canada that engage in the transportation, storage, and processing of energy commodities. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The Alerian MLP Total Return Index is recognized as a leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is reported on a total-return basis (AMZX), which assumes reinvestment of any dividends and distributions realized during a given period.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Alerian Energy Infrastructure ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

5 | November 30, 2021

Alerian Energy Infrastructure ETF

Performance Overview	November 30, 2021 (Unaudited)

Top 10 Holdings* (as of November 30, 2021)

Enbridge, Inc.	9.99%
Enterprise Products Partners LP	8.58%
TC Energy Corp.	8.29%
Cheniere Energy, Inc.	6.38%
Targa Resources Corp.	6.27%
ONEOK, Inc.	6.10%
Plains GP Holdings LP	4.90%
The Williams Cos., Inc.	4.85%
Kinder Morgan, Inc.	4.84%
Pembina Pipeline Corp.	4.79%
Total % of Top 10 Holdings	64.99%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned) Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2021)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2021

Alerian Exchange Traded Funds

Disclosure of Fund Expenses	November 30, 2021 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2021.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/21	Ending Account Value 11/30/21	Expense Ratio(a)	Expenses Paid During Period 6/1/21 - 11/30/21(b)
Alerian MLP ETF
Actual	$1,000.00	$964.20	0.89%	$4.38
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	0.89%	$4.51

Alerian Energy Infrastructure ETF
Actual	$1,000.00	$1,011.00	0.40%	$2.02
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	0.40%	$2.03

(a)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

7 | November 30, 2021

Alerian Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ALPS ETF Trust and the shareholders of Alerian MLP ETF and Alerian Energy Infrastructure ETF:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Alerian MLP ETF and Alerian Energy Infrastructure ETF (the "Funds"), two of the funds constituting the ALPS ETF Trust as of November 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of November 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 26, 2022

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

8 | November 30, 2021

Alerian MLP ETF

Schedule of Investments	November 30, 2021

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (100.03%)
Gathering + Processing (27.10%)
Crestwood Equity Partners LP(a)	7,496,856	$191,619,639
DCP Midstream LP(a)	11,614,338	305,805,520
Enable Midstream Partners LP	11,640,411	83,112,535
EnLink Midstream LLC(a)	42,917,395	279,392,241
Western Midstream Partners LP(a)	25,467,949	489,748,659
Total Gathering + Processing		1,349,678,594

Liquefaction (4.50%)
Cheniere Energy Partners LP	5,313,739	224,292,923

Pipeline Transportation | Natural Gas (19.28%)
Energy Transfer LP	55,199,451	464,779,377
Enterprise Products Partners LP	23,163,294	495,462,859
Total Pipeline Transportation | Natural Gas		960,242,236

Pipeline Transportation | Petroleum (49.15%)
Genesis Energy LP(a)	14,145,817	142,731,294
Holly Energy Partners LP(a)	5,930,480	99,394,845
Magellan Midstream Partners LP(a)	10,672,793	495,004,139
MPLX LP	18,031,271	528,496,553
NuStar Energy LP(a)	12,831,134	179,635,876
Phillips 66 Partners LP	9,338,301	321,611,086
Plains All American Pipeline LP(a)	53,477,843	497,343,940
Shell Midstream Partners LP	16,084,012	183,357,737
Total Pipeline Transportation | Petroleum		2,447,575,470

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $3,671,578,558)		4,981,789,223

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.01%)
State Street Institutional
Treasury Plus Money
Market Fund	0.01%	606,733	606,733
TOTAL SHORT TERM INVESTMENTS
(Cost $606,733)			606,733

TOTAL INVESTMENTS (100.04%)
(Cost $3,672,185,291)			$4,982,395,956
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.04%)			(2,220,666)
NET ASSETS - 100.00%			$4,980,175,290

(a)	Affiliated Company. See Note 8 in Notes to Financial Statement.

See Notes to Financial Statements.

9 | November 30, 2021

Alerian MLP ETF

Statement of Assets and Liabilities	November 30, 2021

ASSETS:
Investments, at value	$2,301,719,803
Investments in affiliates, at value	2,680,676,153
Receivable for investments sold	13,499,975
Receivable for fund shares sold	790,718
Deferred tax asset (Note 2)	–	(a)
Income tax receivable	1,229,058
Franchise tax receivable	341,767
Total Assets	4,998,257,474

LIABILITIES:
Payable for investments purchased	790,758
Payable for shares redeemed	13,504,243
Payable to adviser	3,787,183
Total Liabilities	18,082,184
NET ASSETS	$4,980,175,290

NET ASSETS CONSIST OF:
Paid-in capital	$8,253,797,724
Distributable earnings	(3,273,622,434)
NET ASSETS	$4,980,175,290

INVESTMENTS, AT COST	$1,699,888,252
INVESTMENTS IN AFFILIATES, AT COST	1,972,297,039

PRICING OF SHARES
Net Assets	$4,980,175,290
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	157,457,420
Net Asset Value, offering and redemption price per share	$31.63

(a)	Net Deferred Tax Asset of $467,857,482 is offset 100% by Valuation Allowance.

See Notes to Financial Statements.

10 | November 30, 2021

Alerian MLP ETF

Statement of Operations	For the Year Ended November 30, 2021

INVESTMENT INCOME:
Distributions from master limited partnerships	$423,726,349
Less return of capital distributions	(423,726,349)
Total Investment Income	–

EXPENSES:
Franchise tax expense	71,821
Investment adviser fee	43,465,063
Total Expenses	43,536,884
NET INVESTMENT LOSS, BEFORE INCOME TAXES	(43,536,884)
Current income tax benefit/(expense)	29,693
NET INVESTMENT LOSS	(43,507,191)

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments, before income taxes	(110,702,669)
Net realized loss on affiliated investments, before income taxes	(341,291,057)
Current income tax benefit/(expense)	308,268
Net realized loss	(451,685,458)
Net change in unrealized appreciation on investments, before income taxes	824,272,766
Net change in unrealized appreciation on affiliated investments, before income taxes	1,152,802,285
Current income tax benefit/(expense)	(1,348,403)
Net change in unrealized appreciation	1,975,726,648
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,524,041,190
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,480,533,999

See Notes to Financial Statements.

11 | November 30, 2021

Alerian MLP ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
OPERATIONS:
Net investment loss	$(43,507,191)	$(39,857,320)
Net realized loss	(451,685,458)	(2,126,407,627)
Net change in unrealized appreciation	1,975,726,648	166,156,216
Net increase/(decrease) in net assets resulting from operations	1,480,533,999	(2,000,108,731)

DISTRIBUTIONS TO SHAREHOLDERS:
From tax return of capital	(444,037,776)	(518,981,697)
Total distributions	(444,037,776)	(518,981,697)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,051,399,959	1,148,144,286
Cost of shares redeemed	(987,858,170)	(1,997,921,707)
Net increase/(decrease) from share transactions	63,541,789	(849,777,421)

Net increase/(decrease) in net assets	1,100,038,012	(3,368,867,849)

NET ASSETS:
Beginning of year	3,880,137,278	7,249,005,127
End of year	$4,980,175,290	$3,880,137,278

OTHER INFORMATION:
SHARE TRANSACTIONS:
Beginning shares	155,057,420	926,062,100
Shares sold	33,250,000	130,075,000
Shares redeemed	(30,850,000)	(240,750,000)
Reverse stock split (Note 1)	–	(660,329,680)
Shares outstanding, end of year	157,457,420	155,057,420

See Notes to Financial Statements.

12 | November 30, 2021

Alerian MLP ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020 (a)	For the Year Ended November 30, 2019 (a)	For the Year Ended November 30, 2018 (a)	For the Year Ended November 30, 2017 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.02	$39.15	$47.75	$51.85	$61.55

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.27)	(0.24)	(0.35)	(0.45)	(1.10)
Net realized and unrealized gain/(loss) on investments	9.68	(10.73)	(4.35)	0.40	(4.30)
Total from investment operations	9.41	(10.97)	(4.70)	(0.05)	(5.40)

DISTRIBUTIONS:
From net realized gains	–	–	–	(4.05)	–
From tax return of capital	(2.80)	(3.16)	(3.90)	–	(4.30)
Total distributions	(2.80)	(3.16)	(3.90)	(4.05)	(4.30)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	6.61	(14.13)	(8.60)	(4.10)	(9.70)
NET ASSET VALUE, END OF PERIOD	$31.63	$25.02	$39.15	$47.75	$51.85
TOTAL RETURN(c)	37.97%	(28.36)%	(10.79)%	(0.55)%	(9.27)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$4,980,175	$3,880,137	$7,249,005	$8,699,748	$9,405,284

RATIO TO AVERAGE NET ASSETS:
Expenses (excluding net current and deferred tax expenses/benefits and franchise tax expense)	0.85%	0.85%	0.85%	0.85%	0.85%
Expenses (including net current and deferred tax expenses/benefits)(d)	0.87%	0.90%	0.87%	0.85%	0.41%
Expenses (including current and deferred tax expenses/benefits)(e)	0.85%	0.85%	0.85%	0.85%	1.81%
Net investment loss (excluding deferred tax expenses/benefits and franchise tax expense)	(0.85)%	(0.85)%	(0.77)%	(0.85)%	(0.85)%
Net investment income/(loss)(including deferred tax expenses/benefits)(e)	(0.85)%	(0.85)%	(0.77)%	(0.85)%	(1.81)%
PORTFOLIO TURNOVER RATE(f)	20%	23%	34%	26%	23%

(a)	On May 18, 2020, the Alerian MLP ETF underwent a one for five reverse stock split. The capital share activity presented here has been retroactively adjusted to reflect this reverse split. See Note 1.
(b)	Based on average shares outstanding during the period.
(c)	Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Includes amount of current and deferred taxes/benefits for all components of the Statement of Operations.
(e)	Includes amount of current and deferred tax benefit associated with net investment income/(loss).
(f)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

13 | November 30, 2021

Alerian Energy Infrastructure ETF

Schedule of Investments	November 30, 2021

Security Description	Shares	Value
CANADIAN ENERGY INFRASTRUCTURE COMPANIES (29.00%)
Gathering + Processing (3.86%)
Keyera Corp.	104,445	$2,294,201

Pipeline Transportation | Natural Gas (8.28%)
TC Energy Corp.(a)	104,983	4,924,327

Pipeline Transportation | Petroleum (14.76%)
Enbridge, Inc.	158,259	5,937,887
Pembina Pipeline Corp.	96,154	2,845,216
Total Pipeline Transportation | Petroleum		8,783,103

Storage (2.10%)
Gibson Energy, Inc.	69,023	1,248,676

TOTAL CANADIAN ENERGY INFRASTRUCTURE COMPANIES
(Cost $17,563,282)		17,250,307

Security Description	Shares	Value
EXCHANGE TRADED FUND (3.07%)
Exchange Traded Fund (3.07%)
Energy Select Sector SPDR Fund	33,430	1,824,944

TOTAL EXCHANGE TRADED FUND
(Cost $1,825,195)		1,824,944

Security Description	Shares	Value
U.S. ENERGY INFRASTRUCTURE COMPANIES (27.77%)
Gathering + Processing (12.35%)
ONEOK, Inc.	60,548	3,623,192
Targa Resources Corp.	72,171	3,726,189
Total Gathering + Processing		7,349,381

Liquefaction (7.25%)
Cheniere Energy, Inc.	36,190	3,793,074
Tellurian, Inc.(a)(b)	159,340	519,448
Total Liquefaction		4,312,522

Pipeline Transportation | Natural Gas (7.95%)
Equitrans Midstream Corp.	192,824	1,854,967
Kinder Morgan, Inc.	186,088	2,876,921
Total Pipeline Transportation | Natural Gas		4,731,888

Storage (0.22%)
Macquarie Infrastructure Holdings LLC	35,444	128,307

TOTAL U.S. ENERGY INFRASTRUCTURE COMPANIES
(Cost $15,034,711)		16,522,098

Security Description	Shares	Value
U.S. ENERGY INFRASTRUCTURE MLPS (25.66%)
Gathering + Processing (6.41%)
Crestwood Equity Partners LP	11,037	$282,106
Enable Midstream Partners LP	17,094	122,051
Hess Midstream LP, Class A	11,034	273,202
MPLX LP	72,680	2,130,251
Oasis Midstream Partners LP	2,866	61,046
Rattler Midstream LP	19,096	203,372
Western Midstream Partners LP	38,726	744,701
Total Gathering + Processing		3,816,729

Pipeline Transportation | Natural Gas (13.22%)
Energy Transfer LP	328,637	2,767,123
Enterprise Products Partners LP	238,333	5,097,943
Total Pipeline Transportation | Natural Gas		7,865,066

Pipeline Transportation | Petroleum (6.03%)
BP Midstream Partners LP	9,396	120,926
Genesis Energy LP	20,986	211,749
Holly Energy Partners LP	8,676	145,410
Magellan Midstream Partners LP	42,612	1,976,345
NGL Energy Partners LP(b)	24,239	49,448
NuStar Energy LP	18,995	265,930
PBF Logistics LP	5,991	67,878
Phillips 66 Partners LP	13,814	475,754
Shell Midstream Partners LP	23,821	271,559
Total Pipeline Transportation | Petroleum		3,584,999

TOTAL U.S. ENERGY INFRASTRUCTURE MLPS
(Cost $18,361,968)		15,266,794

Security Description	Shares	Value
U.S. GENERAL PARTNERS (14.35%)
Gathering + Processing (9.45%)
Altus Midstream Co.	1,381	87,528
Antero Midstream Corp.	167,605	1,627,444
EnLink Midstream LLC	157,108	1,022,773
The Williams Cos., Inc.	107,561	2,881,559
Total Gathering + Processing		5,619,304

Pipeline Transportation | Petroleum (4.90%)
Plains GP Holdings LP, Class A	291,402	2,914,020

TOTAL U.S. GENERAL PARTNERS
(Cost $8,851,131)		8,533,324

See Notes to Financial Statements.

14 | November 30, 2021

Alerian Energy Infrastructure ETF

Schedule of Investments	November 30, 2021

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (3.54%)
Money Market Fund (0.02%)
State Street Institutional
Treasury Plus Money
Market Fund
(Cost $12,570)	0.01%	12,570	$12,570

Investments Purchased with Collateral
from Securities Loaned (3.52%)
State Street Navigator
Securities Lending Government Money Market Portfolio, 0.03%
(Cost $2,092,086)		2,092,086	2,092,086
TOTAL SHORT TERM INVESTMENTS
(Cost $2,104,656)			2,104,656

TOTAL INVESTMENTS (103.39%)
(Cost $63,740,943)			$61,502,123
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.39%)			(2,015,277)
NET ASSETS - 100.00%			$59,486,846

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $1,952,226.
(b)	Non-income producing security.

See Notes to Financial Statements.

15 | November 30, 2021

Alerian Energy Infrastructure ETF

Statement of Assets and Liabilities	November 30, 2021

ASSETS:
Investments, at value	$61,502,123
Receivable for Investments Sold	2,008,777
Dividends receivable	117,361
Total Assets	63,628,261

LIABILITIES:
Payable for investments purchased	2,030,806
Payable to adviser	18,523
Payable for collateral upon return of securities loaned	2,092,086
Total Liabilities	4,141,415
NET ASSETS	$59,486,846

NET ASSETS CONSIST OF:
Paid-in capital	$67,634,146
Distributable earnings	(8,147,300)
NET ASSETS	$59,486,846

INVESTMENTS, AT COST	$63,740,943

PRICING OF SHARES
Net Assets	$59,486,846
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	3,200,000
Net Asset Value, offering and redemption price per share	$18.59

See Notes to Financial Statements.

16 | November 30, 2021

Alerian Energy Infrastructure ETF

Statement of Operations	For the Year Ended November 30, 2021

INVESTMENT INCOME:
Dividends*	$3,620,972
Securities lending income	1,972
Total Investment Income	3,622,944

EXPENSES:
Investment adviser fees	288,661
Total Expenses	288,661
NET INVESTMENT INCOME	3,334,283

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments(a)	(5,674,384)
Net realized loss on foreign currency transactions	(4,623)
Net realized loss	(5,679,007)
Net change in unrealized appreciation on investments	18,199,127
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(2,657)
Net change in unrealized appreciation	18,196,470
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	12,517,463
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,851,746
* Net of foreign tax withholding.	$170,455

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

17 | November 30, 2021

Alerian Energy Infrastructure ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
OPERATIONS:
Net investment income	$3,334,283	$2,357,712
Net realized loss	(5,679,007)	(5,570,975)
Net change in unrealized appreciation/(depreciation)	18,196,470	(10,122,824)
Net increase/(decrease) in net assets resulting from operations	15,851,746	(13,336,087)

DISTRIBUTIONS:
From distributable earnings	(2,301,342)	(1,140,689)
From tax return of capital	(2,346,411)	(1,627,034)
Total distributions	(4,647,753)	(2,767,723)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	22,119,720	20,059,786
Cost of shares redeemed	(10,825,316)	(18,776,258)
Net increase from share transactions	11,294,404	1,283,528
Net increase/(decrease) in net assets	22,498,397	(14,820,282)

NET ASSETS:
Beginning of year	36,988,449	51,808,731
End of year	$59,486,846	$36,988,449

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,550,000	2,700,000
Shares sold	1,250,000	1,250,000
Shares redeemed	(600,000)	(1,400,000)
Shares outstanding, end of year	3,200,000	2,550,000

See Notes to Financial Statements.

18 | November 30, 2021

Alerian Energy Infrastructure ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2021		For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$14.51		$19.19	$20.34	$22.30	$22.95

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.08		0.90	0.88	0.85	0.79
Net realized and unrealized gain/(loss) on investments	4.49		(4.50)	(0.64)	(2.23)	(0.72)
Total from investment operations	5.57		(3.60)	0.24	(1.38)	0.07

DISTRIBUTIONS:
From net investment income	(0.74)		(0.45)	(0.50)	(0.47)	(0.47)
Tax return of capital	(0.75)		(0.63)	(0.89)	(0.11)	(0.25)
Total distributions	(1.49)		(1.08)	(1.39)	(0.58)	(0.72)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.08		(4.68)	(1.15)	(1.96)	(0.65)
NET ASSET VALUE, END OF PERIOD	$18.59		$14.51	$19.19	$20.34	$22.30
TOTAL RETURN(b)	38.93%		(18.82)%	1.09%	(6.27)%	0.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$59,487		$36,988	$51,809	$41,699	$42,370

Ratio of expenses to average net assets	0.51	%(c)	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	5.84%		5.91%	4.23%	3.86%	3.39%
PORTFOLIO TURNOVER RATE(d)	34%		34%	26%	73%	37%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Effective July 1, 2021, the Fund's Advisory Fee changed from 0.65% to 0.35%.
(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

19 | November 30, 2021

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2021

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2021, the Trust consisted of eighteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the Alerian MLP ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Total Return Index. The investment objective of the Alerian Energy Infrastructure ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Total Return Index. The investment advisor uses a “passive management” or indexing investment approach to try to achieve each Fund’s investment objective. Each Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (“the NYSE Arca”). Each Fund issues and redeems Shares at net asset value (“NAV”), in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. On October, 1, 2021, Alerian Energy Infrastructure ETF reduced its Creation Unit size from 50,000 to 25,000 shares.

The Board authorized a one-for-five reverse stock split of Alerian MLP ETF that was effective at the market open on May 18, 2020. The impact of the reverse stock split was to decrease the number of shares outstanding by a factor of five, while increasing the NAV of shares outstanding by a factor of five, resulting in no effect to the net assets of the Fund. The financial statements of the Fund have been adjusted to reflect the reverse stock split.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

20 | November 30, 2021

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2021

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Funds’ NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, and Limited Partnerships for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

21 | November 30, 2021

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2021

The following is a summary of the inputs used to value each Fund’s investments as of November 30, 2021:

Alerian MLP ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Master Limited Partnerships*	$4,981,789,223	$–	$–	$4,981,789,223
Short Term Investments	606,733	–	–	606,733
Total	$4,982,395,956	$–	$–	$4,982,395,956

Alerian Energy Infrastructure ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Canadian Energy Infrastructure Companies*	$17,250,307	$–	$–	$17,250,307
Exchange Traded Fund	1,824,944	–	–	1,824,944
U.S. Energy Infrastructure Companies*	16,522,098	–	–	16,522,098
U.S. Energy Infrastructure MLPs*	15,266,794	–	–	15,266,794
U.S. General Partners*	8,533,324	–	–	8,533,324
Short Term Investments	2,104,656	–	–	2,104,656
Total	$61,502,123	$–	$–	$61,502,123

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2021.

C. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

D. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

E. Dividends and Distributions to Shareholders

Each Fund intends to declare and make quarterly distributions, or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Alerian Energy Infrastructure ETF, if any, are distributed at least annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Distributions received from each Fund’s investments in Master Limited Partnerships (“MLPs”) may be comprised of both income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The Funds each expect a portion of its distributions to shareholders might be comprised of tax deferred return of capital. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Funds when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Funds.

22 | November 30, 2021

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2021

F. Federal Income Taxation and Tax Basis Information

Alerian MLP ETF

The Fund is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”) in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. The Fund expects that substantially all of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Since the Fund will be subject to taxation on its taxable income, the NAV of the Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Underlying Index however is calculated without any deductions for taxes. As a result, the Fund's after tax performance could differ significantly from the Underlying Index even if the pretax performance of the Fund and the performance of Underlying Index are closely related.

Cash distributions from MLPs to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund’s income tax expense/(benefit) consists of the following:

Alerian MLP ETF		Year ended November 30, 2021
	Current	Deferred	Total
Federal	$–	$355,795,901	$355,795,901
State	1,010,442	33,559,734	34,570,176
Valuation Allowance	–	(389,355,635)	(389,355,635)
Total tax expense/(benefit)	$1,010,442	$–	$1,010,442

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

Alerian MLP ETF	As of November 30, 2021
Deferred tax assets:
Capital loss carryforward	$555,109,326
Net operating loss carryforward	145,850,354
Income recognized from MLP investments	1,474,568,495
Other deferred tax assets	9,517,179
Valuation allowance	(467,857,482)
Less Deferred tax liabilities:
Net unrealized gain on investment securities	(1,717,187,872)
Net Deferred Tax Asset/(Liability)	$–

Due to the activities of the MLPs that the fund is invested in, the Fund is required to pay franchise tax in certain states. Generally speaking, franchise tax expense is a tax on equity of a corporation, or base minimum fees, imposed by various jurisdictions. The amounts of the tax are estimated throughout the year based upon the Fund's estimate of underlying activities conducted in the states and reconciled to actual amounts paid upon the filing of the tax returns for the states. These taxes are paid as either estimated tax payments, extension payments, or with the tax return filings of the various states.

23 | November 30, 2021

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2021

The capital loss carryforward is available to offset future taxable income. The capital loss can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2022. The Fund has net capital loss carryforwards for federal income tax purposes as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
Federal	11/30/2017	$20,624,857	11/30/2022
Federal	11/30/2019	757,980,977	11/30/2024
Federal	11/30/2020	1,033,570,048	11/30/2025
Federal	11/30/2021	632,162,849	11/30/2026
Total		$2,444,338,731

The net operating loss carryforward is available to offset future taxable income. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
Federal	11/30/2016	67,938,510	11/30/2036
Federal	11/30/2017	343,920,173	11/30/2037
Federal	11/30/2021	152,430,737	Indefinite
Total		$564,289,420

The Fund also has state tax net operating loss carryforwards of various amounts per state. The Deferred Tax Assets associated with these state tax net operating losses are as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
State	11/30/2016	3,913,692	Varies by State
State	11/30/2017	7,472,303	Varies by State
State	11/30/2018	2,553,292	Varies by State
State	11/30/2019	2,244,759	Varies by State
State	11/30/2020	8,558,965	Varies by State
State	11/30/2021	2,606,566	Varies by State
Total		$27,349,577

The Tax Cuts and Jobs Act (“TCJA”) was signed into law on December 22, 2017. The TCJA made modifications to the net operating loss (“NOL”) deduction. The TCJA eliminated the NOL carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any NOLs arising in tax years beginning after December 31, 2017. The TCJA also established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization. The Coronavirus Aid, Relief, and Economic Stability Act (“CARES Act”) was signed into law on March 27, 2020. The CARES Act delays the application of the 80% net operating loss limitation, established under TCJA, to tax years ending November 30, 2022 and beyond.

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the Fund in those years.

Based upon the Fund’s assessment, it has determined that it is “more-likely-than-not” that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant increases in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in the removal of the valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

24 | November 30, 2021

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2021

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gain/(losses) on investment before taxes as follows:

Alerian MLP ETF	As of November 30, 2021
Income tax expense at statutory rate	$310,912,140
State income taxes (net of federal benefit)	25,317,132
Permanent differences, net	46,296,606
Effect of tax rate change	7,840,198
Valuation allowance	(389,355,634)
Net income tax expense	$1,010,442

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:

Alerian MLP ETF	Inception to November 30, 2021
Unrecognized tax benefit - Beginning	$–
Gross increases - tax positions in prior period	–
Gross decreases - tax positions in prior period	–
Gross increases - tax positions in current period	–
Settlement	–
Lapse of statute of limitations	–
Unrecognized tax benefit - Ending	$–

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the year ended November 30, 2021, the Fund paid $12,356 in penalties and interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. Tax periods ended November 30, 2018 through November 30, 2020 remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Alerian Energy Infrastructure ETF

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

No provision for income taxes is included in the accompanying financial statements, as the Alerian Energy Infrastructure ETF intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Alerian Energy Infrastructure ETF evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2021, the Alerian Energy Infrastructure ETF did not have a liability for any unrecognized tax benefits. The Alerian Energy Infrastructure ETF files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

25 | November 30, 2021

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2021

For the year ended November 30, 2021, permanent book and tax differences resulting primarily from differing treatment of investments in partnerships and redemptions in kind were identified and reclassified among components of the Fund’s net assets as follows:

Fund	Paid-in Capital	Total Distributable Earnings
Alerian Energy Infrastructure ETF	$2,354,429	$(2,354,429)

The tax character of the distributions paid during the fiscal year ended November 30, 2021 and November 30, 2020 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2021
Alerian Energy Infrastructure ETF	$2,301,342	$–	$2,346,411

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2020
Alerian Energy Infrastructure ETF	$1,140,689	$–	$1,627,034

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2021, the following amounts are available as carry forwards to the next tax year:

	Short-Term	Long-Term
Alerian Energy Infrastructure ETF	$309,653	$3,183,203

As of November 30, 2021, the components of distributable earnings on a tax basis were as follows:

Alerian Energy Infrastructure ETF
Accumulated net realized loss on investments	$(3,492,856)
Net unrealized depreciation on investments	(78,149)
Other accumulated losses	(4,576,295)
Total	$(8,147,300)

As of November 30, 2021, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Alerian MLP ETF	Alerian Energy Infrastructure ETF
Cost of investments for income tax purposes	$3,830,872,327	$61,578,366
Gross appreciation (excess of value over tax cost)	$2,214,241,369	$8,962,768
Gross depreciation (excess of tax cost over value)	(1,062,717,740)	(9,039,011)
Net appreciation (depreciation) of foreign currency	–	(1,906)
Net unrealized appreciation/(depreciation)	$1,151,523,629	$(78,149)

The difference between cost amounts for financial statement purposes is due primarily to the recognition of pass-through income from a Fund’s investments in master limited partnerships and wash sales.

G. Lending of Portfolio Securities

The Alerian Energy Infrastructure ETF has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

26 | November 30, 2021

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2021

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2021:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Alerian Energy Infrastructure ETF	$1,952,226	$2,092,086	$–	$2,092,086

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2021:

Alerian Energy Infrastructure ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$2,092,086	$–	$–	$–	$2,092,086
Total Borrowings					2,092,086
Gross amount of recognized liabilities for securities lending (collateral received)					$2,092,086

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below.

Fund		Advisory Fee
Alerian MLP ETF	0.85%	up to and including $10 billion
	0.80%	greater than $10 billion up to and including $15 billion
	0.70%	greater than $15 billion up to and including $20 billion
	0.55%	greater than $20 billion up to and including $25 billion
	0.40%	greater than $25 billion

Fund		Advisory Fee
Alerian Energy Infrastructure ETF	0.35%*

*	Effective July 1, 2021, the Alerian Energy Infrastructure ETF changed its management fee from 0.65% to 0.35%.

27 | November 30, 2021

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2021

Out of the unitary management fees, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Each Trustee receives (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$1,007,815,159	$2,056,333,024
Alerian Energy Infrastructure ETF	19,624,493	19,154,710

For the year ended November 30, 2021, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$1,050,746,881	$–
Alerian Energy Infrastructure ETF	22,106,051	10,824,164

For the year ended November 30, 2021, the Alerian Energy Infrastructure ETF had in-kind net realized gain of $2,600,602.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. MASTER LIMITED PARTNERSHIPS

MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include, among other things, natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is distributed to both common and subordinated units and generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

28 | November 30, 2021

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2021

6.  CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 Shares. On October 1, 2021, Alerian Energy Infrastructure ETF reduced its Creation Unit size from 50,000 to 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

7.  RELATED PARTY TRANSACTIONS

The Funds engaged in cross trades between other funds in the Trust during the year ended November 30, 2021 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2021, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
Alerian MLP ETF	$487,497	$968,039	$(67,830)
Alerian Energy Infrastructure ETF	605,557	2,121,975	(1,835,906)

29 | November 30, 2021

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2021

8.  AFFILIATED COMPANIES

As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund.

For the year ended November 30, 2021, the Alerian MLP ETF held shares in the following affiliates, as defined by the Investment Company Act of 1940.

Security Name	Share Balance as of November 30, 2021	Market Value as of November 30, 2020	Purchases	Purchases In-Kind	Sales	Market Value as of November 30, 2021	Dividends*	Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)
Affiliated Investments as of November 30, 2021
Crestwood Equity Partners LP	7,496,856	$101,531,691	$41,085,833	$37,059,822	$(42,727,153)	$191,619,639	$–	$75,458,281	$(3,250,496)
DCP Midstream LP	11,614,338	179,947,999	20,666,729	60,691,003	(69,415,973)	305,805,520	–	134,150,882	(2,116,210)
EnLink Midstream LLC	42,917,395	119,052,199	69,823,102	42,632,836	(42,889,916)	279,392,241	–	132,853,096	(28,578,559)
Genesis Energy LP	14,145,817	86,198,857	10,830,222	27,115,669	(29,250,281)	142,731,294	–	89,232,882	(32,950,909)
Holly Energy Partners LP	5,930,480	76,290,764	9,621,102	21,847,356	(25,757,986)	99,394,845	–	25,672,946	(19,954)
Magellan Midstream Partners LP	10,672,793	375,129,243	103,844,955	100,929,554	(140,138,448)	495,004,139	–	100,650,536	(1,222,625)
NuStar Energy LP	12,831,134	161,682,778	19,567,890	44,942,526	(51,067,546)	179,635,876	–	43,825,841	(18,915,425)
Plains All American Pipeline LP	53,477,843	400,072,962	78,854,524	106,735,891	(161,923,449)	497,343,940	–	269,618,733	(158,691,185)
Western Midstream Partners LP	25,467,949	319,874,889	44,005,630	101,134,923	(130,494,652)	489,748,659	–	219,603,617	(31,784,406)
						$2,680,676,153	$–	$1,091,065,814	$(277,529,769)

Investments no longer affiliated as of November 30, 2021
NGL Energy
Partners LP	–	$32,054,838	$1,483,677	$3,538,267	$(39,331,963)	$–	$–	$66,065,568	$(63,810,387)
TC PipeLines LP	–	206,078,373	–	15,443,118	(213,403,097)	–	–	(4,330,097)	49,099
						$–	$–	$61,735,471	$(63,761,288)

GRAND TOTAL							$–	$1,152,802,285	$(341,291,057)

*	100% of the income received was estimated as Return of Capital.

9. MARKET DISRUPTIONS RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause each Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities each Fund holds, and may adversely affect each Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of each Fund’s securities or other assets. Such impacts may adversely affect the performance of the Funds.

30 | November 30, 2021

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2021

10. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

31 | November 30, 2021

Alerian Exchange Traded Funds

Additional Information	November 30, 2021 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

In early 2021, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2020 via Form 1099. The Funds will notify shareholders in early 2022 of amounts paid to them by the Funds, if any, during the calendar year 2021.

The Alerian Energy Infrastructure ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2020:

	Qualified Dividend Income	Dividend Received Deduction
Alerian Energy Infrastructure ETF	71.85%	11.91%

LICENSING AGREEMENTS

Alerian (the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) with respect to each of the Alerian MLP ETF and the Alerian Energy Infrastructure ETF, to allow the Adviser’s use of AMZI and AMEI. The following disclosure relates to the Licensor:

Alerian is the designer of the construction and methodology for the underlying index (each an “Underlying Index”) for each of the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”). “Alerian,” “Alerian MLP Infrastructure Index,” “Alerian Energy Infrastructure Index,” “Alerian Index Series” and “AMZI” are service marks or trademarks of Alerian. Alerian acts as brand licensor for each Underlying Index. Alerian is not responsible for the descriptions of either Underlying Index or the Funds that appear herein. Alerian is not affiliated with the Trust, the Adviser or the Distributor.

Neither Fund is issued, sponsored, endorsed, sold or promoted by Alerian (“Licensor”) or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Alerian MLP Infrastructure Index (“Index”) to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of either Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of either Fund or in the determination or calculation of the NAV of the relevant Fund. Alerian MLP Infrastructure Index, Alerian MLP Infrastructure Total Return Index, AMZI and AMZIX are trademarks of GKD Index Partners, LLC and their general use is granted under a license from GKD Index Partners, LLC.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

32 | November 30, 2021

Alerian Exchange Traded Funds

Additional Information	November 30, 2021 (Unaudited)

The Adviser does not guarantee the accuracy and/or the completeness of either Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by either Fund, owners of the Shares of the relevant Fund or any other person or entity from the use of either Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to either Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index, even if notified of the possibility of such damages.

(Applicable to the Alerian Energy Infrastructure ETF only)

The Underlying Index is the exclusive property of GKD Index Partners LLC d/b/a Alerian, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Underlying Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Alerian.

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, SPFS, Dow Jones or any of their affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices Entities only relationship to Alerian with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices Entities and for the providing of calculation and maintenance services related to the Underlying Index. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALERIAN, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

33 | November 30, 2021

Alerian Exchange Traded Funds

Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2021 (Unaudited)

At a meeting held on June 7, 2021 via electronic means (video-conference), the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreements between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Alerian MLP ETF (“AMLP”) and the Alerian Energy Infrastructure ETF (“ENFR”) (each “a Fund” and collectively the “Funds”), as well as a proposed reduction to the advisory fees for ENFR. The Independent Trustees also met separately to consider (i) each Investment Advisory Agreement and (ii) the proposed reduction to the advisory fee for ENFR.

In evaluating the (i) proposed reduction to the advisory fee for ENFR and (ii) renewal of the Investment Advisory Agreements with respect to each Fund, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreements, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreements, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds. For ENFR, the Board noted that the amended Advisory Agreement was identical to the Advisory Agreement currently in place for ENFR other than with respect to the reduced advisory fee.

The Board reviewed information on the performance of each Fund and its applicable benchmark. The Board also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on this review, the Board, including the Independent Trustees. found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory and, for ENFR, that there will be no diminution in the nature or level of services provided to ENFR.

The Board noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for AMLP is higher than the median of its FUSE expense group. AMLP’s net expense ratio is also higher than the median of its FUSE expense group.

The gross management fee rate for ENFR is lower than the median of its FUSE expense group. ENFR’s net expense ratio is also below the median of their respective FUSE expense group.

With respect to AMLP, the Board took into account, among other things, supplemental information provided by the Adviser showing AMLP’s total expenses were in line with the total expenses of peer groups deemed by the Adviser to be more comparable, including peer groups comprised of (i) the master limited partnership (“MLP”) asset class as a whole and (ii) exchange-traded products focused solely on MLP investments. The Board also considered the brand recognition of AMLP’s index provider, the additional costs and expenses incurred by AAI in managing and administering the Fund, that AMLP’s investment advisory fee schedule included breakpoints and the fees charged by the index provider for licensing its indexes.

Based on the foregoing, and the other information available to them, the Board, including the Independent Trustees, concluded that the advisory fee rate for each Fund and the proposed reduction in advisory fee rate for ENFR was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits. With respect to ENFR, the Board, including the Independent Trustees, determined that the Adviser should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether economies of scale have been achieved.

The Board, including the Independent Trustees also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees reviewed and noted the relatively small size of ENFR and concluded that AAI was not realizing any economies of scale. With respect to AMLP, the Independent Trustees noted that neither Fund’s asset levels has not recovered to its historic high. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

34 | November 30, 2021

Alerian Exchange Traded Funds

Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2021 (Unaudited)

With respect to AMLP, the Board considered, among other things the brand recognition of AMLP’s index provider as well as the trading volumes of the Fund and the narrow trading spreads. The Board considered the breakpoint schedule adopted previously and whether the breakpoints would benefit shareholders and appropriately reflect economies of scale achieved by AAI with respect to AMLP should AMLP’s assets increase, noting that AMLP’s assets were well below historical highs on account of market events related to COVID-19. The Board also considered the substance of its discussions with AAI regarding AMLP’s advisory fee rates. Upon discussion, the Board, including the Independent Trustees determined that the advisory fee rate for the Fund reflects an appropriate sharing of economies of scale.

In voting to renew each Investment Advisory Agreement, the Board, including the Independent Trustees concluded that the terms of each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

35 | November 30, 2021

Alerian Exchange Traded Funds

Trustees & Officers	November 30, 2021 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	36	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (32 funds); Reaves Utility Income Fund; and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	36	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (32 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014-2017; Board Member, Strong-Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017-2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015-present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	19	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

36 | November 30, 2021

Alerian Exchange Traded Funds

Trustees & Officers	November 30, 2021 (Unaudited)

The Trustee who is an “interested person” of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (“AAI”), and Director of ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Mr. Burke retired from ALPS in June 2019.	31	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (32 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Effective December 1, 2021, Mr. Burke is an Independent Trustee of the Trust.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

37 | November 30, 2021

Alerian Exchange Traded Funds

Trustees & Officers	November 30, 2021 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO")	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc. From June 2018 to November 2021 she also served as Treasurer of Boulder Growth & Income Fund, Inc.
Brendan Hamill, 1986	Secretary	Since September 2021	Mr. Hamill joined ALPS in August 2021, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Hamill was an attorney at Lewis Brisbois Bisgaard & Smith, LLP (law firm) (December 2018-August 2021) and Vedder Price, P.C. (law firm) (August 2015-December 2018). Mr. Hamill also serves as Secretary of Financial Investors Trust, Secretary of ALPS Variable Investment Trust, Secretary of Principal Real Estate Income Fund, and Assistant Secretary of James Advantage Funds.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

38 | November 30, 2021

Intentionally Left Blank

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Report

November 30, 2021

ALPS Active REIT ETF (NASDAQ: REIT)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Additional Information	17
Trustees & Officers	18

alpsfunds.com

ALPS Active REIT ETF

Performance Overview	November 30, 2021 (Unaudited)

Investment Objective

The ALPS Active REIT ETF (the "Fund") seeks total return through dividends and capital appreciation. The Fund will, under normal circumstances, seek to achieve its investment objective by investing at least 80% of its net assets in publicly traded equity securities of real estate investment trusts (“REITs”).

Performance Overview

The economic recovery continued its progression from the depths of the pandemic and real estate continued to be well positioned. Since inception (2/25/2021) through November 30, 2021, the ALPS Active REIT ETF returned 22.0%, outperforming the S&P 500 Total Return Index which returned 17.6%, and slightly underperforming its benchmark, the S&P US REIT Index which was up 24.6% for the same period.

In GSI Capital Advisors view, real estate represents an attractive investment opportunity with a favorable fundamental outlook and reasonable to compelling valuations. Notwithstanding potential headwinds from market anxiety related to the COVID variants, employment and supply chain concerns, and fears of rising interest rates, real estate valuations and REIT prices continued their upward trend. Despite the relative outperformance of the REIT market this year, we believe REIT valuations remain attractive. Real estate and REITs are priced to deliver unleveraged returns that remain abnormally wide relative to fixed income alternatives.

At current valuations, the Sub-Advisor believes REITS offer attractive operating cash flow. REITs are trading at an average adjusted funds from operations (“AFFO”) yield of 4.2%. AFFO is a conservative measurement of operating cash flow which is a more accurate metric in the assessment and relative valuation of REITs. In isolation, the Sub-Advisor believes an AFFO yield of 4.2% seems to represent fair value in today’s environment. However, when viewed in conjunction with a two-year average forecasted annual AFFO growth rate of 11.6%, the combination suggests the possibility of strong total returns. The current AFFO yield and growth rate is particularly compelling in an investment environment where current yield is hard to find with short term interest rates close to zero and the ten-year Treasury yield at 1.4%.

REIT prices have experienced a significant recovery since the market trough in March, 2020 and are now above the pre-pandemic levels. As investors begin to understand the longer-term implications of the pandemic on the economy and behavior patterns, the impact on different property types and geographic locations is coming into focus. This has resulted in a wide divergence in property sector performance. From the inception date of the Fund in February, top performing property sectors have included retail, storage, residential and industrial. Bottom performing property sectors have included health care, hotels, office and net lease.

Retail property has been the star of the year relative to other property sectors. It began the year in an oversold condition and, while a recovery was expected, the magnitude and velocity of the recovery has been surprising. The pent-up demand and wealth of the consumer has resulted in a significant increase in retail sales, much of it at brick-and-mortar locations. Residential and storage property have benefited from excellent and improving fundamentals combined with declining cap rates (net operating income/property value) throughout the year. Industrial property continued to benefit from a strong secular trend of increased on-line sales which enhances property sector fundamentals.

Net lease property has been an underperforming sector primarily impacted by the expectation of rising interest rates, without the ability to produce exceptional income growth due to the structure of their long-term leases, which causes the sector to have characteristics similar to intermediate bonds. Health care and office REITs are likely to be the two sectors most impacted by the pandemic over the long term. Both sectors are suffering from deterioration in demand, income and rental rates, as well as the resulting decline from the expected permanent impairment in valuation. Health care REITs are suffering from declining operating conditions and tenant credit quality, and office properties from permanent demand reduction as more companies transition to flexible office and work-from-home models. Hotel demand has been negatively impacted by the effects of the pandemic and related travel restrictions.

The Fund has benefited from its sector tilts as the residential overweight and the office property underweight have produced excess relative returns and enhanced total returns for the portfolio. Stock selection has been mixed with the portfolio holdings in health care property detracting from performance, in particular the positions in Sabra Health Care REIT and Ventas, Inc.

The debate among investors over the level of inflation in the economy and whether it is temporary or permanent continues. To the extent there is either actual inflation, higher expected inflation, or fears regarding inflation, real estate and REITs should be relative beneficiaries compared to other asset classes.

The Sub-Advisor believes it is not possible to accurately predict future levels of inflation. The Sub-Advisor further believes that high unexpected inflation can be very damaging to the purchasing power of an investment portfolio. If one can find an attractive hedge or partial hedge against inflation, it is a valuable component of a portfolio. It is the view of the Sub-Advisor that real estate is such an investment. If inflation escalates, real estate should perform well and partially hedge a portfolio. If inflation does not escalate, real estate should deliver attractive real rates of return based on current valuations and return potential.

1 | November 30, 2021

ALPS Active REIT ETF

Performance Overview	November 30, 2021 (Unaudited)

Fund Performance (as of November 30, 2021)

	6 Months	Since Inception^
ALPS Active REIT ETF - NAV	8.52%	22.01%
ALPS Active REIT ETF - Market Price*	8.71%	20.31%
S&P United States REIT Index	10.93%	24.57%

Total Expense Ratio (per the current prospectus) is 0.68%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on February 25, 2021, with the first day of trading on the exchange of February 26, 2021.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The Fund is new with limited operating history.

The S&P United States REIT Index defines and measures the investable universe of publicly traded real estate investment trusts domiciled in the United States.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 5,000 shares.

The ALPS Active REIT ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Active REIT ETF.

2 | November 30, 2021

ALPS Active REIT ETF

Performance Overview	November 30, 2021 (Unaudited)

Top Ten Holdings* (as of November 30, 2021)

AvalonBay Communities, Inc.	7.50%
Equinix, Inc.	6.89%
First Industrial Realty Trust, Inc.	6.61%
Rexford Industrial Realty, Inc.	6.48%
CubeSmart	6.05%
Equity LifeStyle Properties, Inc.	5.18%
WP Carey, Inc.	4.73%
Essex Property Trust, Inc.	4.70%
Prologis, Inc.	3.59%
Host Hotels & Resorts, Inc.	3.50%
Total % of Top 10 Holdings	55.23%

Sector Allocation* (as of November 30, 2021)

Residential REITs	23.36%
Specialized REITs	22.32%
Industrial REITs	16.67%
Retail REITs	12.60%
Health Care REITs	8.74%
Office REITs	6.29%
Diversified REITs	4.73%
Hotel & Resort REITs	3.50%
Money Market Fund	1.79%
Total	100.00%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2021)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2021

ALPS Active REIT ETF

Disclosure of Fund Expenses	November 30, 2021 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2021.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/21	Ending Account Value 11/30/21	Expense Ratio(a)	Expenses Paid During Period 6/1/21 - 11/30/21(b)
ALPS Active REIT ETF
Actual	$1,000.00	$1,085.20	0.68%	$3.55
Hypothetical (5% return before expenses)	$1,000.00	$1,021.66	0.68%	$3.45

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4 | November 30, 2021

ALPS Active REIT ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ALPS ETF Trust and the shareholders of ALPS Active REIT ETF:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of ALPS Active REIT ETF (the "Fund"), one of the funds constituting the ALPS ETF Trust, as of November 30, 2021, the related statement of operations, the statements of changes in net assets, and the financial highlights for the period from February 25, 2021 (commencement of operations) through November 30, 2021, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, and the result of its operations, the changes in its net assets, and the financial highlights for the period from February 25, 2021 (commencement of operations) through November 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 26, 2022

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

5 | November 30, 2021

ALPS Active REIT ETF

Schedule of Investments	November 30, 2021

Security Description	Shares	Value
COMMON STOCKS (97.69%)
Diversified REITs (4.70%)
WP Carey, Inc.	14,922	$1,139,295

Health Care REITs (8.69%)
Medical Properties Trust, Inc.	28,915	615,600
Omega Healthcare Investors, Inc.	4,600	128,524
Sabra Health Care REIT, Inc.	19,521	252,407
Ventas, Inc.	15,609	732,374
Welltower, Inc.	4,750	378,195
Total Health Care REITs		2,107,100

Hotel & Resort REITs (3.49%)
Host Hotels & Resorts, Inc.(a)	53,808	844,786

Industrial REITs (16.59%)
First Industrial Realty Trust,
Inc.	26,369	1,592,951
Prologis, Inc.	5,734	864,401
Rexford Industrial Realty, Inc.	22,296	1,562,504
Total Industrial REITs		4,019,856

Office REITs (6.26%)
Cousins Properties, Inc.	11,100	419,136
Highwoods Properties, Inc.	8,956	386,899
Kilroy Realty Corp.	10,658	687,761
Orion Office REIT, Inc.(a)	1,287	22,866
Total Office REITs		1,516,662

Residential REITs (23.22%)
AvalonBay Communities, Inc.	7,569	1,808,006
Camden Property Trust	4,134	682,978
Equity LifeStyle Properties, Inc.	15,365	1,249,175
Essex Property Trust, Inc.	3,336	1,132,372
Invitation Homes, Inc.	18,778	759,382
Total Residential REITs		5,631,913

Retail REITs (12.54%)
Kite Realty Group Trust	31,546	634,706
Realty Income Corp.	12,052	818,572
Retail Opportunity Investments Corp.	26,821	470,977
Simon Property Group, Inc.	3,945	602,954
Tanger Factory Outlet Centers, Inc.	25,758	510,266
Total Retail REITs		3,037,475

Security Description	Shares	Value
Specialized REITs (22.20%)
American Tower Corp.	1,735	$455,403
CubeSmart	27,062	1,459,183
CyrusOne, Inc.	4,652	414,121
Equinix, Inc.	2,044	1,660,136
MGM Growth Properties LLC, Class A	15,950	583,930
Public Storage	1,922	629,224
VICI Properties, Inc.	6,600	179,520
Total Specialized REITs		5,381,517

TOTAL COMMON STOCKS
(Cost $21,585,853)		23,678,604

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.78%)
State Street Institutional
Treasury Plus Money
Market Fund	0.01%	430,783	430,783
TOTAL SHORT TERM INVESTMENTS
(Cost $430,783)			430,783

TOTAL INVESTMENTS (99.47%)
(Cost $22,016,636)			$24,109,387
OTHER ASSETS IN EXCESS OF LIABILITIES (0.53%)			128,484
NET ASSETS - 100.00%			$24,237,871

(a)	Non-income producing security.

See Notes to Financial Statements.

6 | November 30, 2021

ALPS Active REIT ETF

Statement of Assets and Liabilities	November 30, 2021

ASSETS:
Investments, at value	$24,109,387
Receivable for investments sold	402,272
Dividends receivable	13,112
Total Assets	24,524,771

LIABILITIES:
Payable for investments purchased	273,094
Payable to adviser	13,806
Total Liabilities	286,900
NET ASSETS	$24,237,871

NET ASSETS CONSIST OF:
Paid-in capital	$21,461,485
Total distributable earnings	2,776,386
NET ASSETS	$24,237,871

INVESTMENTS, AT COST	$22,016,636

PRICING OF SHARES
Net Assets	$24,237,871
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	820,002
Net Asset Value, offering and redemption price per share	$29.56

See Notes to Financial Statements.

7 | November 30, 2021

ALPS Active REIT ETF

Statement of Operations	For the Period Ended November 30, 2021(a)

INVESTMENT INCOME:
Dividends	$334,085
Total Investment Income	334,085

EXPENSES:
Investment adviser fees	95,975
Total Expenses	95,975
NET INVESTMENT INCOME	238,110

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments(b)	718,062
Net change in unrealized appreciation on investments	2,092,751
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,810,813
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,048,923

(a)	The ALPS Active REIT ETF commenced operations on February 25, 2021.

(b)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

8 | November 30, 2021

ALPS Active REIT ETF

Statements of Changes in Net Assets

For the Period February 25, 2021 (Commencement of Operations) to November 30, 2021
OPERATIONS:
Net investment income	$238,110
Net realized gain	718,062
Net change in unrealized appreciation	2,092,751
Net increase in net assets resulting from operations	3,048,923

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(277,240)
Total distributions	(277,240)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	21,611,468
Cost of shares redeemed	(145,280)
Net increase from capital share transactions	21,466,188
Net increase in net assets	24,237,871

NET ASSETS:
Beginning of period	–
End of period	$24,237,871

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	825,002
Shares redeemed	(5,000)
Shares outstanding, end of period	820,002

See Notes to Financial Statements.

9 | November 30, 2021

ALPS Active REIT ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Period February 25, 2021 (Commencement of Operations) to November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$24.62

INCOME FROM OPERATIONS:
Net investment income(a)	0.37
Net realized and unrealized gain	5.01
Total from investment operations	5.38

DISTRIBUTIONS:
From net investment income	(0.38)
From net realized gains	(0.06)
Total distributions	(0.44)

NET INCREASE IN NET ASSET VALUE	4.94
NET ASSET VALUE, END OF PERIOD	$29.56
TOTAL RETURN(b)	22.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$24,238

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.68	%(c)
Ratio of net investment income to average net assets	1.69	%(c)
Portfolio turnover rate(d)	92%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

10 | November 30, 2021

ALPS Active REIT ETF

Notes to Financial Statements	November 30, 2021

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2021, the Trust consists of eighteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Active REIT ETF (the “Fund”). The investment objective of the Fund is to seek total return through dividends and capital appreciation. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the Nasdaq Stock Market LLC (“Nasdaq Exchange”). The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 5,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

11 | November 30, 2021

ALPS Active REIT ETF

Notes to Financial Statements	November 30, 2021

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of inputs used to value the Fund’s investments as of November 30, 2021:

ALPS Active REIT ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$23,678,604	$–	$–	$23,678,604
Short Term Investments	430,783	–	–	430,783
Total	$24,109,387	$–	$–	$24,109,387

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the period ended November 30, 2021.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

12 | November 30, 2021

ALPS Active REIT ETF

Notes to Financial Statements	November 30, 2021

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period starting with the commencement of operations and ending November 30, 2021, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings
ALPS Active REIT ETF	$(4,703)	$4,703

The tax character of the distributions paid during the period starting with the commencement of operations and ending November 30, 2021 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2021
ALPS Active REIT ETF	$277,240	$–	$–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

As of November 30, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:

ALPS Active REIT ETF
Undistributed net investment income	$672,958
Accumulated net realized gain on investments	28,770
Net unrealized appreciation on investments	2,074,658
Total	$2,776,386

As of November 30, 2021, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Active REIT ETF
Gross appreciation (excess of value over tax cost)	$2,573,653
Gross depreciation (excess of tax cost over value)	(498,995)
Net unrealized appreciation (depreciation)	$2,074,658
Cost of investments for income tax purposes	$22,034,729

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

F. Real Estate Investment Trusts (“REITs”)

As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

13 | November 30, 2021

ALPS Active REIT ETF

Notes to Financial Statements	November 30, 2021

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund's investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund's investments in REITs, the Fund may also make distributions in excess of the Fund's earnings and capital gains. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder’ shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder.

G. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended November 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

H. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. The fund did not participate in any securities lending during the period ended November 31, 2021.

14 | November 30, 2021

ALPS Active REIT ETF

Notes to Financial Statements	November 30, 2021

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.68% of the Fund’s average daily net assets.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

GSI Capital Advisors LLC (the “Sub-Adviser”) serves as the Fund's sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of 0.35% of the Fund's average daily net assets.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee receives (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the period starting with the commencement of operations and ending November 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Active REIT ETF	$14,984,683	$15,089,929

For the period starting with the commencement of operations and ended November 30, 2021, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Active REIT ETF	$21,177,548	$141,445

For the period starting with the commencement of operations and ending November 30, 2021, the ALPS Active REIT ETF had in-kind net realized loss of $4,703.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 5,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

15 | November 30, 2021

ALPS Active REIT ETF

Notes to Financial Statements	November 30, 2021

6. MARKET DISRUPTIONS RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause the Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Fund’s securities or other assets. Such impacts may adversely affect the performance of the Fund.

7. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

16 | November 30, 2021

ALPS Active REIT ETF

Additional Information	November 30, 2021 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

17 | November 30, 2021

ALPS Active REIT ETF

Trustees & Officers	November 30, 2021 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	36	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (32 funds); Reaves Utility Income Fund; and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	36	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (32 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014-2017; Board Member, Strong-Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017-2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015-present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	19	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

18 | November 30, 2021

ALPS Active REIT ETF

Trustees & Officers	November 30, 2021 (Unaudited)

The Trustee who is an “interested person” of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (“AAI”), and Director of ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Mr. Burke retired from ALPS in June 2019.	31	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All- Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (32 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Effective December 1, 2021, Mr. Burke is an Independent Trustee of the Trust.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

19 | November 30, 2021

ALPS Active REIT ETF

Trustees & Officers	November 30, 2021 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc. From June 2018 to November 2021 she also served as Treasurer of Boulder Growth & Income Fund, Inc.
Brendan Hamill, 1986	Secretary	Since September 2021	Mr. Hamill joined ALPS in August 2021, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Hamill was an attorney at Lewis Brisbois Bisgaard & Smith, LLP (law firm) (December 2018-August 2021) and Vedder Price, P.C. (law firm) (August 2015-December 2018). Mr. Hamill also serves as Secretary of Financial Investors Trust, Secretary of ALPS Variable Investment Trust, Secretary of Principal Real Estate Income Fund, and Assistant Secretary of James Advantage Funds.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

20 | November 30, 2021

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Report

November 30, 2021

ALPS Equal Sector Weight ETF (NYSE ARCA: EQL)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Additional Information	17
Board Considerations Regarding Approval of Investment Advisory Agreement	18
Trustees & Officers	19

alpsfunds.com

ALPS Equal Sector Weight ETF

Performance Overview	November 30, 2021 (Unaudited)

Investment Objective

The ALPS Equal Sector Weight ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE Equal Sector Weight IndexSM (the “Underlying Index”).

The Underlying Index is an index of ETFs comprised of all active Select Sector SPDR® ETFs in an equal weighted portfolio. These are the Communication Services Select Sector SPDR® Fund, Consumer Discretionary Select Sector SPDR® Fund, Consumer Staples Select Sector SPDR® Fund, Materials Select Sector SPDR® Fund, Energy Select Sector SPDR® Fund, Technology Select Sector SPDR® Fund, Utilities Select Sector SPDR® Fund, Financial Select Sector SPDR® Fund, Industrial Select Sector SPDR® Fund, Health Care Select Sector SPDR® Fund and Real Estate Select Sector SPDR® Fund (each, an “Underlying Sector ETF” and collectively, the “Underlying Sector ETFs”). In order to track the Underlying Index, the Fund will use a “fund of funds” approach, and seek to achieve its investment objective by investing at least 90% of its total assets in the shares of the Underlying Sector ETFs.

The Underlying Index is designed to track performance of the equally weighted Underlying Sector ETFs. Accordingly, the Underlying Index is rebalanced to an equal weighting quarterly during the months of March, June, September, and December.

Each Underlying Sector ETF is an “index fund” that invests in the equity securities of companies in a particular sector or group of industries. The objective of each Underlying Sector ETF is to track its respective underlying sector index by replicating the securities in the underlying sector index. Together, the eleven Underlying Sector ETFs represent the Underlying Index as a whole.

Performance Overview

The ALPS Equal Sector Weight ETF, for the twelve month period ended November 30, 2021, generated a total return of 25.89%, in-line with the Fund’s Underlying Index, net of fees, which returned 26.06%. The Fund underperformed the S&P 500® Total Return Index (the "S&P 500"), which returned 27.92% for the same period.

The S&P 500 returned 27.92% for the trailing twelve month period ended November 30, 2021, finishing near its all-time high. Unmoved by persistent talks of inflation and policy changes, markets surged without significant drawdowns until September. October proved resilient, as the drawdown was met by a swift bounce back to all-time-highs for most of the averages. Main macroeconomic talking points throughout 2021 centered on inflation and the question surrounding how transitory price increases would turn out to be. Inflation fears continued to be justified with the Consumer Price Index (CPI) surging 6.2% in October, along with core inflation readings increasing 4.6% for the same month; both indicators notching their largest increases since December 1990, and August 1991, respectively. Federal Reserve Chairman Powell was quick to reassure markets of the non-persistent inflation narrative throughout 2021 and announced a taper and reduction of balance sheet purchases starting in November of ‘21. Although the Fed plans to complete tapering before any rate hikes in 2022, projections of the magnitude for rate increases vary, as global supply chain woes and the newly discovered Omicron variant do not ensure a future without added policy support. Despite a murky outlook for 2021 and heading into the New Year, global GDP surpassed pre-pandemic levels in 2021, aided by policy support and strong consumer spending. Record profit margins for U.S. corporations led the way for record valuations through most of the year, but was matched by an earnings season in Q3 where many companies cut forward looking expectations amid a slowing global growth outlook.

The best performing Fund holdings for the period were the Energy Select Sector SPDR® (XLE), which increased 55.56% and the Financial Select Sector SPDR® (XLF), which saw a gain of 38.64%. The worst performing Fund holdings for the period were the Consumer Staples Select Sector SPDR® (XLP) which returned 7.87% and the Utilities Select Sector SPDR® (XLU) which returned 7.98%.

Looking forward the Fund's adviser believes the Fund’s strategy of holding each of the ten sectors (with Information Technology and Telecommunication Service combined) in the S&P 500® via the Select SPDR® Funds can result in a diversified core holding, and potential for market participation in all economic cycles through equal sector weighting.

1 | November 30, 2021

ALPS Equal Sector Weight ETF

Performance Overview	November 30, 2021 (Unaudited)

Performance (as of November 30, 2021)

	1 Year	5 Year	10 Year	Since Inception^
ALPS Equal Sector Weight ETF - NAV	25.89%	14.40%	13.77%	14.51%
ALPS Equal Sector Weight ETF - Market Price*	25.78%	14.39%	13.77%	14.52%
NYSE® Equal Sector Weight Total Return Index	26.06%	14.57%	14.02%	14.78%
S&P 500® Total Return Index	27.92%	17.90%	16.16%	16.32%

Total Expense Ratio (per the current Prospectus) is 0.50%. Net Expense Ratio (per the current Prospectus) is 0.28%. Net expense ratio reflects the reimbursement of distribution fees for underlying sector ETFs. In addition, the Adviser has contractually agreed, through March 31, 2022, to reduce its advisory fee by 0.19%. This fee waiver may only be terminated by the Fund’s Board of Trustees (and not by the Adviser) prior to such date. Please see the prospectus for additional information.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on July 6, 2009 with an Inception Date, the first day of trading on the Exchange, of July 7, 2009.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The NYSE® Equal Sector Weight Total Return Index consists of a strategy that holds all active Select Sector SPDR® ETFs in an equal-weighted portfolio. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

S&P 500® Total Return Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Equal Sector Weight ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

2 | November 30, 2021

ALPS Equal Sector Weight ETF

Performance Overview	November 30, 2021 (Unaudited)

The following table shows the sector weights of both the Fund and the S&P 500® Total Return Index as of November 30, 2021:

Sector Weighting Comparison (as of November 30, 2021)

	EQL*	S&P 500®	+/-
Consumer Discretionary	9.9%	13.2%	-3.3%
Energy	9.9%	2.7%	7.2%
Technology	9.7%	29.4%	-19.7%
Materials	9.3%	2.5%	6.8%
Real Estate	9.0%	2.6%	6.4%
Financials	9.0%	10.8%	-1.8%
Industrials	8.9%	7.8%	1.1%
Utilities	8.8%	2.4%	6.4%
Consumer Staples	8.8%	5.6%	3.2%
Healthcare	8.7%	12.7%	-4.0%
Communication Services	8.1%	10.4%	-2.3%
Total	100.0%	100.0%

Source: S&P 500®

*	% of Total Investments (excluding investments purchased with collateral from securities loaned). Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2021)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years including dividend reinvestment with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gain distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2021

ALPS Equal Sector Weight ETF

Disclosure of Fund Expenses	November 30, 2021 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2021.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/21	Ending Account Value 11/30/21	Expense Ratio(a)	Expenses Paid During Period 6/1/21 - 11/30/21(b)
ALPS Equal Sector Weight ETF
Actual	$1,000.00	$1,052.20	0.15%	$0.77
Hypothetical (5% return before expenses)	$1,000.00	$1,024.32	0.15%	$0.76

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4 | November 30, 2021

ALPS Equal Sector Weight ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ALPS ETF Trust and the shareholders of ALPS Equal Sector Weight ETF:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of ALPS Equal Sector Weight ETF (the "Fund"), one of the funds constituting the ALPS ETF Trust, as of November 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, and the result of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 26, 2022

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

5 | November 30, 2021

ALPS Equal Sector Weight ETF

Schedule of Investments	November 30, 2021

Security Description	Shares	Value
EXCHANGE TRADED FUNDS (99.99%)
Communication Services (8.07%)
Communication Services Select Sector SPDR Fund	222,722	$16,786,557

Consumer Discretionary (9.89%)
Consumer Discretionary Select Sector SPDR Fund(a)	100,573	20,561,144

Consumer Staples (8.77%)
Consumer Staples Select Sector SPDR Fund	259,491	18,239,622

Energy (9.86%)
Energy Select Sector SPDR Fund	375,458	20,496,252

Financials (9.00%)
Financial Select Sector SPDR Fund	492,747	18,704,676

Healthcare (8.69%)
Health Care Select Sector SPDR Fund	139,224	18,061,530

Industrials (8.95%)
Industrial Select Sector SPDR Fund(a)	184,560	18,598,111

Materials (9.27%)
Materials Select Sector SPDR Fund	227,676	19,272,774

Real Estate (9.01%)
Real Estate Select Sector SPDR Fund(a)	395,249	18,730,850

Technology (9.66%)
Technology Select Sector SPDR Fund	119,096	20,093,877

Utilities (8.82%)
Utilities Select Sector SPDR Fund(a)	278,872	18,341,412

TOTAL EXCHANGE TRADED FUNDS
(Cost $135,913,815)		207,886,805

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (11.21%)
Money Market Fund (0.02%)
State Street Institutional
Treasury Plus Money
Market Fund
(Cost $32,849)	0.01%	32,849	$32,849

Investments Purchased with Collateral from Securities Loaned (11.19%)
State Street Navigator
Securities Lending
Government Money
Market Portfolio, 0.03%
(Cost $23,271,365)		23,271,365	23,271,365
TOTAL SHORT TERM INVESTMENTS
(Cost $23,304,214)			23,304,214

TOTAL INVESTMENTS (111.20%)
(Cost $159,218,029)			$231,191,019
LIABILITIES IN EXCESS OF OTHER ASSETS (-11.20%)			(23,294,595)
NET ASSETS - 100.00%			$207,896,424

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $39,848,327.

Common Abbreviations:

SPDR® - Standard & Poor's Depositary Receipts

See Notes to Financial Statements.

6 | November 30, 2021

ALPS Equal Sector Weight ETF

Statement of Assets and Liabilities	November 30, 2021

ASSETS:
Investments, at value	$231,191,019
Dividends receivable	3,230
Total Assets	231,194,249

LIABILITIES:
Payable to adviser	26,460
Payable for collateral upon return of securities loaned	23,271,365
Total Liabilities	23,297,825
NET ASSETS	$207,896,424

NET ASSETS CONSIST OF:
Paid-in capital	$139,494,455
Total distributable earnings	68,401,969
NET ASSETS	$207,896,424

INVESTMENTS, AT COST	$159,218,029

PRICING OF SHARES
Net Assets	$207,896,424
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,000,000
Net Asset Value, offering and redemption price per share	$103.95

See Notes to Financial Statements.

7 | November 30, 2021

ALPS Equal Sector Weight ETF

Statement of Operations	For the Year Ended November 30, 2021

INVESTMENT INCOME:
Dividends	$3,810,884
Securities Lending Income	52,671
Total Investment Income	3,863,555

EXPENSES:
Investment adviser fees	728,900
Total Expenses before waiver/reimbursement	728,900
Less fee waiver/reimbursement by investment adviser	(433,400)
Net Expenses	295,500
NET INVESTMENT INCOME	3,568,055

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments(a)	7,438,861
Net change in unrealized appreciation/depreciation on investments	32,612,619
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	40,051,480
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,619,535

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

8 | November 30, 2021

ALPS Equal Sector Weight ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
OPERATIONS:
Net investment income	$3,568,055	$3,855,342
Net realized gain	7,438,861	17,484,465
Net change in unrealized appreciation/depreciation	32,612,619	(6,901,203)
Net increase in net assets resulting from operations	43,619,535	14,438,604

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(3,568,055)	(3,851,925)
From tax return of capital	(37,609)	(17,569)
Total distributions	(3,605,664)	(3,869,494)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	27,797,544	36,501,060
Cost of shares redeemed	(24,055,755)	(51,336,731)
Net increase/(decrease) from capital share transactions	3,741,789	(14,835,671)
Net increase/(decrease) in net assets	43,755,660	(4,266,561)

NET ASSETS:
Beginning of year	164,140,764	168,407,325
End of year	$207,896,424	$164,140,764

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,950,000	2,150,000
Shares sold	300,000	500,000
Shares redeemed	(250,000)	(700,000)
Shares outstanding, end of period	2,000,000	1,950,000

See Notes to Financial Statements.

9 | November 30, 2021

ALPS Equal Sector Weight ETF

Financial Highlights	For a Share Outstanding Throughout the Years Presented

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$84.17	$78.33	$70.34	$69.28	$59.74

INCOME FROM OPERATIONS:
Net investment income(a)	1.76	1.91	1.53	1.50	1.37
Net realized and unrealized gain	19.82	5.84	8.03	1.02	10.03
Total from investment operations	21.58	7.75	9.56	2.52	11.40

DISTRIBUTIONS:
From net investment income	(1.78)	(1.90)	(1.57)	(1.46)	(1.86)
From tax return of capital	(0.02)	(0.01)	–	–	–
Total distributions	(1.80)	(1.91)	(1.57)	(1.46)	(1.86)

NET INCREASE IN NET ASSET VALUE	19.78	5.84	7.99	1.06	9.54
NET ASSET VALUE, END OF PERIOD	$103.95	$84.17	$78.33	$70.34	$69.28
TOTAL RETURN(b)	25.89%	10.37%	13.86%	3.66%	19.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$207,896	$164,141	$168,407	$154,742	$166,284

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses excluding waiver/reimbursement to average net assets	0.37%	0.37%	0.37%	0.37%	0.37%
Ratio of expenses including waiver/reimbursement to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income excluding waiver/reimbursement to average net assets	1.59%	2.31%	1.89%	1.92%	1.92%
Ratio of net investment income including waiver/reimbursement to average net assets	1.81%	2.53%	2.11%	2.14%	2.14%
Portfolio turnover rate(c)	8%	11%	4%	14%	5%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

10 | November 30, 2021

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2021

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2021, the Trust consists of eighteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Equal Sector Weight ETF (the “Fund”). The investment objective of the Fund is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE® Equal Sector Weight Index (the “Underlying Index”). The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 25,000 Shares each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. On October 1, 2021, the Fund reduced its Creation Unit size from 50,000 to 25,000 shares.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

11 | November 30, 2021

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2021

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Exchange Traded Funds, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of inputs used to value the Fund’s investments as of November 30, 2021:

ALPS Equal Sector Weight ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds*	$207,886,805	$–	$–	$207,886,805
Short Term Investments	23,304,214	–	–	23,304,214
Total	$231,191,019	$–	$–	$231,191,019

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2021.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

12 | November 30, 2021

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2021

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2021, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Gain/(Loss) on Investments
ALPS Equal Sector Weight ETF	$9,035,078	$–	$(9,035,078)

The tax character of the distributions paid during the fiscal years ended November 30, 2021 and November 30, 2020 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2021
ALPS Equal Sector Weight ETF	$3,568,055	$–	$37,609

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2020
ALPS Equal Sector Weight ETF	$3,851,925	$–	$17,569

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2021, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Equal Sector Weight ETF	$–	$3,424,546

As of November 30, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:

ALPS Equal Sector Weight ETF
Accumulated net realized loss on investments	(3,424,546)
Net unrealized appreciation on investments	71,826,515
Total	$68,401,969

As of November 30, 2021, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Equal Sector Weight ETF
Gross appreciation (excess of value over tax cost)	$73,395,168
Gross depreciation (excess of tax cost over value)	(1,568,653)
Net unrealized appreciation (depreciation)	$71,826,515
Cost of investments for income tax purposes	$159,364,504

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

13 | November 30, 2021

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2021

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2021:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Equal Sector Weight ETF	$39,848,327	$23,271,365	$18,712,637	$41,984,002

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

14 | November 30, 2021

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2021

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2021:

ALPS Equal Sector Weight ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$23,271,365	$–	$–	$–	$23,271,365
Total Borrowings					23,271,365
Gross amount of recognized liabilities for securities lending (collateral received)					$23,271,365

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.37% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive 0.19% of its annual unitary fee payable by the Fund until at least March 31, 2022. The waiver may only be terminated by the Fund's Board of Trustees prior to such date.

ALPS Portfolio Solutions Distributor, Inc. (“APSD”) is both the distributor for the Fund as well as the Select Sector SPDR exchange traded funds (“Underlying Sector ETFs”) that the Fund invests in. As required by exemptive relief obtained by the Underlying Sector ETFs, the Adviser will reimburse the Fund an amount equal to the distribution fee received by APSD from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as APSD acts as the distributor to the Fund and the Underlying Sector ETFs. Such reimbursement is generally expected to equal 0.03% annually.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee receives (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2021 the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$ 15,391,996	$ 15,392,360

For the ended ended November 30, 2021, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$ 23,178,199	$ 19,436,467

For the year ended November 30, 2021, the ALPS Equal Sector Weight ETF had in-kind net realized gain of $8,884,051.

15 | November 30, 2021

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2021

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. MARKET DISRUPTIONS RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause the Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Fund’s securities or other assets. Such impacts may adversely affect the performance of the Fund.

7. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

16 | November 30, 2021

ALPS Equal Sector Weight ETF

Additional Information	November 30, 2021 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The ALPS Equal Sector Weight ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2020:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Equal Sector Weight ETF	73.77%	73.60%

In early 2021, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2020 via Form 1099. The Fund will notify shareholders in early 2022 of amounts paid to them by the Fund, if any, during the calendar year 2021.

LICENSING AGREEMENT

ICE Data Indices, LLC (the “Index Provider”) is not affiliated with the ALPS Equal Sector Weight ETF (the “Fund”) or ALPS Advisors, Inc. (the “Adviser”). The Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Index Provider and the Adviser. The Adviser pays a licensing fee to the Index Provider out of the management fee.

The only relationship that the Index Provider has with the Fund, the Adviser or Distributor of the Fund in connection with the Fund is that the Index Provider has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. The Index Provider has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. The Index Provider has no obligation or liability in connection with the administration or trading of the Fund.

NYSE® Equal Sector Weight Index is a service mark of ICE Data Indices, LLC or its affiliates (“ICE Data”) and has been licensed for use by the Adviser in connection with the Fund. Neither the Trust nor the Fund is sponsored, endorsed, sold or promoted by ICE Data. ICE Data makes no representations or warranties regarding the Adviser or the Fund or the ability of the NYSE® Equal Sector Weight Index to track general stock market performance.

ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE® EQUAL SECTOR WEIGHT INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

17 | November 30, 2021

ALPS Equal Sector Weight ETF

Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2021 (Unaudited)

At a meeting held on June 7, 2021 via electronic means (video-conference), the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Equal Sector Weight ETF (“EQL” or the “Fund”). The Independent Trustees also met separately to consider the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to the Fund, the Board considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board reviewed information on the performance of the Fund and its applicable benchmark. The Board also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on this review, the Board, including the Independent Trustees, found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality was satisfactory.

The Board noted that the advisory fee for the Fund was a unitary fee pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Investment Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Board, including the Independent Trustees, noted the following:

The gross management fee rate the Fund is higher than the median of its FUSE expense group. The Fund’s net expense ratio, however, is lower than the median of its FUSE expense group.

Based on the foregoing, and the other information available to them, the Board, including the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered, with respect to the Fund, the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees reviewed and noted the relatively small size of the Fund and concluded that AAI was not realizing any economies of scale. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

In voting to renew the Investment Advisory Agreement, the Board, including the Independent Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

18 | November 30, 2021

ALPS Equal Sector Weight ETF

Trustees & Officers	November 30, 2021 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	36	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (32 funds); Reaves Utility Income Fund; and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	36	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (32 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014-2017; Board Member, Strong-Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017-2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015-present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	19	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

19 | November 30, 2021

ALPS Equal Sector Weight ETF

Trustees & Officers	November 30, 2021 (Unaudited)

The Trustee who is an “interested person” of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (“AAI”), and Director of ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Mr. Burke retired from ALPS in June 2019.	31	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (32 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Effective December 1, 2021, Mr. Burke is an Independent Trustee of the Trust.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

20 | November 30, 2021

ALPS Equal Sector Weight ETF

Trustees & Officers	November 30, 2021 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc. From June 2018 to November 2021 she also served as Treasurer of Boulder Growth & Income Fund, Inc.
Brendan Hamill, 1986	Secretary	Since September 2021	Mr. Hamill joined ALPS in August 2021, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Hamill was an attorney at Lewis Brisbois Bisgaard & Smith, LLP (law firm) (December 2018-August 2021) and Vedder Price, P.C. (law firm) (August 2015-December 2018). Mr. Hamill also serves as Secretary of Financial Investors Trust, Secretary of ALPS Variable Investment Trust, Secretary of Principal Real Estate Income Fund, and Assistant Secretary of James Advantage Funds.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

21 | November 30, 2021

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Report

November 30, 2021

ALPS Hillman Active Value ETF (NYSE ARCA: HVAL)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Additional Information	16
Board Considerations Regarding Approval of Investment Advisory Agreements	17
Trustees & Officers	19

alpsfunds.com

ALPS Hillman Active Value ETF

Performance Overview	November 30, 2021 (Unaudited)

Investment Objective

The ALPS Hillman Active Value ETF (the "Fund") seeks long-term total return from a combination of income and capital gains. The Fund seeks to achieve its investment objective by investing in U.S. companies that Hillman Capital Management, Inc., the Fund's sub-adviser believes have competitive advantages and have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; whose value is not currently well known; or whose value is not fully recognized by the public.

Performance Overview

For the period from July 15, 2021 (the Fund’s inception date) through November 30, 2021, the ALPS Hillman Active Value ETF returned, at NAV, -3.63% versus a return of 0.58% for the Russell 1000 Value Total Return Index. While the sub-adviser does not believe that reviewing performance over a 138 day period is meaningful, Hillman Capital Management, Inc. ("HCM") does feel that within this time frame shareholders can judge adherence to investment policy and strategy. With that in mind, HCM is pleased to report that the portfolio was invested in a diversified portfolio of companies that fulfill our criteria for sustainable competitive advantage, at a discount to our assessment of fair market value. It is HCM's philosophy that adherence to this discipline is in the best interest of shareholders.

During the period, investors appeared concerned by the rise of the Delta and Omicron COVID-19 variants as well as supply chain bottlenecks and the resulting input price volatility. Sensing that the transitory inflationary period may last longer than previously believed, bond traders pushed the yield on the Ten-Year US. Treasury Note up 12 basis points, from 1.31% to 1.43%. Rates in developed countries modestly declined, with the yield on the German Ten Year Government Bond and the Japanese Ten-Year Government Bond settling at -0.347% and 0.059%, respectively.

Over the 138 days, the Fund achieved notably positive returns in the Information Technology and Real Estate Sectors, while the Industrials, Communication Services, Consumer Staples, Health Care and Materials Sectors significantly detracted from results.

The top 5 performers for the period were Pfizer, Inc. (Ticker: PFE), Simon Property Group, Inc. (Ticker: SPG), salesforce.com, Inc. (Ticker: CRM), Microsoft Corporation (Ticker: MSFT), and ServiceNow, Inc. (Ticker: NOW).

The bottom 5 performers for the fiscal year were Compass Minerals International, Inc. (Ticker: CMP), Biogen, Inc. (Ticker: BIIB), Western Union Company (Ticker: WU), Nordstrom, Inc. (Ticker: JWN), and Bristol-Myers Squibb Company (Ticker: BMY).

HCM continues to believe that the road to pandemic and economic recovery will be bumpy, as new strains of COVID-19 appear and hiccups in vaccination distribution slow the road to global herd immunity. Vast sums of public and private debt have been assumed to help corporations and households weather the economic storm. Servicing and repaying these debts over time will have an impact on the economy. The medical profession and the population should eventually prevail, and we caution against investing based upon overly optimistic or unnecessarily dire scenarios. We implore investors to adhere to their long-term asset allocation programs.

HCM's equity strategies are driven by our core belief that competitively advantaged companies will outperform their peers through economic cycles and market cycles. The goal is to invest in great enterprises at attractive prices. HCM's investment team will continue to invest according to this precept for the long-term interest of our clients. HCM feels that the Fund is well positioned with investments in companies with sustainable competitive advantages, at prices that we believe to be reasonable.

1 | November 30, 2021

ALPS Hillman Active Value ETF

Performance Overview	November 30, 2021 (Unaudited)

Performance (as of November 30, 2021)

Since Inception^
ALPS Hillman Active Value ETF - NAV	-3.63%
ALPS Hillman Active Value ETF – Market Price*	-3.55%
Russell 1000® Value Total Return Index	0.58%

Total Expense Ratio (per the current prospectus) is 0.55%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on July 15, 2021, with the first day of trading on the exchange of July 16, 2021.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The Fund is new with limited operating history.

Russell 1000® Value Total Return is a broad-based benchmark that measures the performance of the large cap value segment of the US equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Hillman Active Value ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

2 | November 30, 2021

ALPS Hillman Active Value ETF

Performance Overview	November 30, 2021 (Unaudited)

Top 10 Holdings* (as of November 30, 2021)

Simon Property Group, Inc.	2.77%
salesforce.com, Inc.	2.73%
Microsoft Corp.	2.72%
ServiceNow, Inc.	2.67%
Alphabet, Inc.	2.65%
Bank of New York Mellon Corp.	2.57%
Air Products and Chemicals, Inc.	2.56%
CVS Health Corp.	2.50%
Wells Fargo & Co.	2.46%
Amazon.com, Inc.	2.36%
Total % of Top 10 Holdings	25.99%

Sector Allocation* (as of November 30, 2021)

Health Care	19.40%
Industrials	14.76%
Consumer Staples	12.64%
Communication Services	12.61%
Information Technology	11.87%
Energy	8.70%
Financials	5.03%
Consumer Discretionary	4.16%
Materials	3.79%
Real Estate	2.77%
Basic Materials	2.56%
Money Market Fund	1.71%
Total Investments	100.00%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2021)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund's benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2021

ALPS Hillman Active Value ETF

Disclosure of Fund Expenses	November 30, 2021 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2021.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/21	Ending Account Value 11/30/21	Expense Ratio(a)	Expenses Paid During Period 6/1/21 - 11/30/21(b)
ALPS Hillman Active Value ETF
Actual(c)	$1,000.00	$963.70	0.55%	$2.06
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	0.55%	$2.79

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.
(c)	The ALPS Hillman Active Value ETF commenced operations on July 15, 2021. Actual expenses on this Fund are equal to the Fund's annualized expense ratio multiplied by the average account value of the period, multiplied by the number of days since the Fund launched (138) divided by 365.

4 | November 30, 2021

ALPS Hillman Active Value ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ALPS ETF Trust and the shareholders of ALPS Hillman Active Value ETF:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of ALPS Hillman Active Value ETF (the "Fund"), one of the funds constituting the ALPS ETF Trust , as of November 30, 2021, the related statement of operations, the statements of changes in net assets, and the financial highlights for the period from July 15, 2021 (commencement of operations) through November 30, 2021, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, and the result of its operations, the changes in its net assets, and the financial highlights for the period from July 15, 2021 (commencement of operations) through November 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 26, 2022

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

5 | November 30, 2021

ALPS Hillman Active Value ETF

Schedule of Investments	November 30, 2021

Security Description	Shares	Value
COMMON STOCKS (91.48%)
Communication Services (12.55%)
Alphabet, Inc., Class A(a)	50	$141,897
AT&T, Inc.	4,379	99,973
Comcast Corp., Class A	2,142	107,057
Discovery, Inc., Class A(a)	4,307	100,224
Meta Platforms, Inc., Class A(a)	356	115,508
Verizon Communications, Inc.	2,201	110,644
Total Communication Services		675,303

Consumer Discretionary (4.14%)
Amazon.com, Inc.(a)	36	126,255
Nordstrom, Inc.(a)	4,555	96,429
Total Consumer Discretionary		222,684

Consumer Staples (12.58%)
Anheuser-Busch InBev SA,
ADR(b)	1,782	99,293
Coca-Cola Co.	2,201	115,442
Conagra Brands, Inc.	3,654	111,630
Constellation Brands, Inc.,
Class A	549	123,707
Kellogg Co.	1,958	119,790
Kraft Heinz Co.	3,177	106,779
Total Consumer Staples		676,641

Energy (2.31%)
Exxon Mobil Corp.	2,079	124,407

Financials (5.00%)
Bank of New York Mellon Corp.	2,511	137,578
Wells Fargo & Co.	2,754	131,586
Total Financials		269,164

Health Care (19.31%)
Becton Dickinson and Co.	504	119,519
Biogen, Inc.(a)	501	118,106
Bristol-Myers Squibb Co.	1,823	97,767
CVS Health Corp.	1,503	133,857
GlaxoSmithKline PLC, ADR	3,060	125,828
Medtronic PLC	972	103,712
Merck & Co., Inc.	1,598	119,707
Pfizer, Inc.	2,191	117,722
Zimmer Biomet Holdings, Inc.	855	102,258
Total Health Care		1,038,476

Industrials (14.69%)
3M Co.	612	104,064
Boeing Co.(a)	554	109,609
Emerson Electric Co.	1,265	111,118
General Dynamics Corp.	653	123,398
General Electric Co.	1,207	114,653
Lockheed Martin Corp.	329	109,662
Raytheon Technologies Corp.	1,458	117,981
Total Industrials		790,485

Security Description	Shares	Value
Information Technology (11.81%)
Intel Corp.	2,192	$107,846
Microsoft Corp.	441	145,790
salesforce.com, Inc.(a)	513	146,185
ServiceNow, Inc.(a)	221	143,142
Western Union Co.	5,850	92,547
Total Information Technology		635,510

Materials (6.33%)
Air Products and Chemicals, Inc.	477	137,108
Compass Minerals International, Inc.	1,809	88,008
DuPont de Nemours, Inc.	1,557	115,156
Total Materials		340,272

Real Estate (2.76%)
Simon Property Group, Inc.	972	148,560

TOTAL COMMON STOCKS
(Cost $5,207,790)		4,921,502

Security Description	Shares	Value
MASTER LIMITED PARTERSHIPS (6.34%)
Energy (6.34%)
Enterprise Products Partners LP	5,121	109,538
Magellan Midstream Partners LP	2,637	122,304
Plains All American Pipeline LP	11,754	109,312
Total Energy		341,154

TOTAL MASTER LIMITED PARTERSHIPS
(Cost $365,804)		341,154

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.70%)
Money Market Fund
State Street Institutional
Treasury Plus Money
Market Fund	0.01%	91,409	91,409
TOTAL SHORT TERM INVESTMENTS
(Cost $91,409)			91,409

TOTAL INVESTMENTS (99.52%)
(Cost $5,665,003)			$5,354,065
NET ASSETS LESS OTHER LIABILITIES (0.48%)			25,597
NET ASSETS - 100.00%			$5,379,662

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $44,576.

See Notes to Financial Statements.

6 | November 30, 2021

ALPS Hillman Active Value ETF

Statement of Assets and Liabilities	November 30, 2021

ASSETS:
Investments, at value	$5,354,065
Receivable for investments sold	49,754
Dividends receivable	14,426
Total Assets	5,418,245

LIABILITIES:
Payable for investments purchased	35,990
Payable to adviser	2,593
Total Liabilities	38,583
NET ASSETS	$5,379,662

NET ASSETS CONSIST OF:
Paid-in capital	$5,610,203
Total distributable earnings	(230,541)
NET ASSETS	$5,379,662

INVESTMENTS, AT COST	$5,665,003

PRICING OF SHARES
Net Assets	$5,379,662
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	225,002
Net Asset Value, offering and redemption price per share	$23.91

See Notes to Financial Statements.

7 | November 30, 2021

ALPS Hillman Active Value ETF

Statement of Operations	For the Period Ended November 30, 2021(a)

INVESTMENT INCOME:
Dividends	$62,919
Securities Lending Income	45
Total Investment Income	62,964

EXPENSES:
Investment adviser fees	12,221
Net Expenses	12,221
NET INVESTMENT INCOME	50,743

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments(b)	60,733
Net change in unrealized depreciation on investments	(310,938)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(250,205)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(199,462)

(a)	The ALPS Hillman Active Value ETF commenced operations on July 15, 2021.
(b)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

8 | November 30, 2021

ALPS Hillman Active Value ETF

Statements of Changes in Net Assets

For the Period July 15, 2021 (Commencement of Operations) to November 30, 2021
OPERATIONS:
Net investment income	$50,743
Net realized gain	60,733
Net change in unrealized depreciation	(310,938)
Net decrease in net assets resulting from operations	(199,462)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(17,283)
Total distributions	(17,283)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	6,232,629
Cost of shares redeemed	(636,222)
Net increase from capital share transactions	5,596,407
Net increase in net assets	5,379,662

NET ASSETS:
Beginning of period	–
End of period	$5,379,662

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	250,002
Shares redeemed	(25,000)
Shares outstanding, end of period	225,002

See Notes to Financial Statements.

9 | November 30, 2021

ALPS Hillman Active Value ETF

Financial Highlights	For a Share Outstanding Throughout the Period Presented

	For the Period July 15, 2021 (Commencement of Operations) to November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$24.88

INCOME FROM OPERATIONS:
Net investment income(a)	0.22
Net realized and unrealized loss	(1.12)
Total from investment operations	(0.90)

DISTRIBUTIONS:
From net investment income	(0.07)
Total distributions	(0.07)

NET (DECREASE) IN NET ASSET VALUE	(0.97)
NET ASSET VALUE, END OF PERIOD	$23.91
TOTAL RETURN(b)	(3.63)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$5,380

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.55	%(c)
Ratio of net investment income to average net assets	2.28	%(c)
Portfolio turnover rate(d)	10%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

10 | November 30, 2021

ALPS Hillman Active Value ETF

Notes to Financial Statements	November 30, 2021

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2021, the Trust consisted of eighteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Hillman Active Value ETF (the “Fund”). The Fund seeks long-term total return from a combination of income and capital gains. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 25,000 Shares (prior to October 1, 2021 in blocks of 50,000 Shares), each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

11 | November 30, 2021

ALPS Hillman Active Value ETF

Notes to Financial Statements	November 30, 2021

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities and Limited Partnerships, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2021:

ALPS Hillman Active Value ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$4,921,502	$–	$–	$4,921,502
Master Limited Parterships*	341,154	–	–	341,154
Short Term Investments	91,409	–	–	91,409
Total	$5,354,065	$–	$–	$5,354,065

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the period ended November 30, 2021.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

12 | November 30, 2021

ALPS Hillman Active Value ETF

Notes to Financial Statements	November 30, 2021

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are declared and distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended November 30, 2021, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings
ALPS Hillman Active Value ETF	$13,796	$(13,796)

The tax character of the distributions paid during the fiscal period ended November 30, 2021 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2021
ALPS Hillman Active Value ETF	$17,283	$–	$–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

As of November 30, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:

	Accumulated net investment income	Accumulated net realized gain on investments	Other accumulated gains	Net unrealized (depreciation) on investments	Total
ALPS Hillman Active Value ETF	65,780	$38	$–	$(296,359)	$(230,541)

As of November 30, 2021, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Hillman Active Value ETF
Gross appreciation (excess of value over tax cost)	$194,062
Gross depreciation (excess of tax cost over value)	(490,421)
Net unrealized appreciation (depreciation)	$(296,359)
Cost of investments for income tax purposes	$5,650,424

The differences between book-basis and tax-basis are primarily due to the deferral of losses from investments in partnerships.

13 | November 30, 2021

ALPS Hillman Active Value ETF

Notes to Financial Statements	November 30, 2021

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended November 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2021:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Hillman Active Value ETF	$44,576	$–	$47,937	$47,937

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at a rate of 0.55% as a percentage of the Fund’s average daily net assets.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

Hillman Capital Management, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of 0.25% of the Fund's average daily net assets.

14 | November 30, 2021

ALPS Hillman Active Value ETF

Notes to Financial Statements	November 30, 2021

Each Trustee receives (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the period ended November 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
ALPS Hillman Active Value ETF	$584,753	$499,018

For the ended ended November 30, 2021, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Hillman Active Value ETF	$6,051,241	$624,077

For the year ended November 30, 2021, Fund had in-kind net realized gains of $13,296.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares (prior to October 1, 2021, the Creation Unit size was 50,000 Shares). Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. MARKET DISRUPTIONS RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause the Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Fund’s securities or other assets. Such impacts may adversely affect the performance of the Fund.

7. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

15 | November 30, 2021

ALPS Hillman Active Value ETF

Additional Information	November 30, 2021 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

16 | November 30, 2021

ALPS Hillman Active Value ETF

Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2021 (Unaudited)

At a meeting held on March 8, 2021 via electronic means (video-conference), the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve (i) the Investment Advisory Agreement (the “HVAL Advisory Agreement”) between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Hillman Active Value ETF (“HVAL” or the “Fund”) and (ii) the Investment Sub-Advisory Agreement (the “HCM Sub-Advisory Agreement”) between the Trust or AAI and Hillman Capital Management, Inc. (the “Sub-Adviser” or “HCM”) with respect to the Fund. The Independent Trustees also met separately to consider each Investment Advisory Agreement and Investment Sub-Advisory Agreement.

In evaluating the HVAL Advisory Agreement, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services expected to be provided by the Adviser to HVAL under the HVAL Advisory Agreement; (ii) the advisory fees and other expenses proposed to be paid by HVAL compared to those of similar funds managed by other investment advisers; (iii) the expected costs of the services to be provided to HVAL and the projected profitability to be realized by the Adviser and its affiliates from the Adviser’s relationship with HVAL; (iv) the extent to which economies of scale would be realized if and as HVAL’s assets increase and whether the fee level in the HVAL Advisory Agreement reflects these economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the HVAL Advisory Agreement, the Board, including the Independent Trustees, considered and reviewed information concerning the services proposed to be provided under the HVAL Advisory Agreement, the proposed investment strategy, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organization and the background and experience of the persons who would be responsible for the day-to-day management of HVAL, the anticipated financial support of HVAL, and the nature and quality of services provided to other ETFs, open-end and closed-end funds sponsored by the Adviser. Based upon their review, the Board, including the Independent Trustees, concluded that the Adviser was qualified to oversee the services to be provided by other service providers and that the services to be provided by the Adviser to HVAL are expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Adviser, the Board, including the Independent Trustees, considered the resources involved in managing HVAL as well as the fact that the Adviser agreed to pay all of HVAL’s expenses (except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of HVAL’s business) out of the unitary advisory fee. Based on their review, the Board, including the Independent Trustees, concluded that the expected profitability of HVAL to the Adviser was not unreasonable.

The Board, including the Independent Trustees, also reviewed comparative fee and expense data provided by FUSE regarding HVAL. The Trustees noted the proposed advisory fee for services to be provided to HVAL by the Adviser was 0.55% of HVAL’s average daily net assets. The Trustees also considered that the advisory fee with respect to HVAL was a unitary one and that, as set forth above, the Adviser had agreed to pay all of HVAL’s expenses (except for interest expenses, marketing fees, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of HVAL’s business) out of the unitary fee. The Board, including the Independent Trustees, considered that, taking into account the impact of HVAL’s unitary advisory fee, HVAL’s expense ratio was below the median of both of its FUSE gross advisory fees peer group and total net expenses peer group. Based on the foregoing and the other information available to them, the Board, including the Independent Trustees, concluded that the advisory fees for HVAL were reasonable under the circumstances and in light of the quality of services to be provided.

The Board, including the Independent Trustees, also considered other benefits that may be realized by the Adviser from its relationship with HVAL and concluded that the advisory fees were reasonable taking into account such benefits.

The Board, including the Independent Trustees, considered the extent to which economies of scale would be realized as HVAL grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of HVAL investors. Because HVAL is newly organized, the Trustees reviewed HVAL’s proposed unitary advisory fee and anticipated expenses and determined to review economies of scale in the future when HVAL had attracted assets.

In voting to approve the HVAL Advisory Agreement, the Board, including the Independent Trustees, concluded that the terms of the HVAL Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

17 | November 30, 2021

ALPS Hillman Active Value ETF

Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2021 (Unaudited)

HCM Sub-Advisory Agreement

In evaluating the HCM Sub-Advisory Agreement, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services expected to be provided by HCM with respect to HVAL under the HCM Sub-Advisory Agreement; (ii) the advisory fees and other expenses proposed to be paid by HVAL compared to those of similar funds managed by other investment advisers; (iii) the projected profitability to HCM of its proposed sub-advisory relationship with HVAL and the reasonableness of compensation to HCM (iv) the extent to which economies of scale would be realized if, and as, HVAL’s assets increase, and whether the fee level in the HCM Sub-Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services to be provided by HCM under the HCM Sub-Advisory Agreement, the Board, including the Independent Trustees considered and reviewed information concerning the services to be provided under the HCM Sub-Advisory Agreement, the proposed investment strategy, financial information regarding HCM, information describing HCM’s current organization and the background and experience of the persons who would be responsible for the day-to-day management of HVAL. Based upon their review, the Board, including the Independent Trustees concluded that HCM was qualified to oversee the portfolio management of HVAL. The Board, including the Independent Trustees considered that the contractual sub-advisory fee to be paid to HCM is 0.25% of HVAL’s average daily net assets out of a total management fee of 0.55% with respect to HVAL. Based on the consideration of all factors deemed relevant by them, the Board, including the Independent Trustees concluded that the sub-advisory fees to be received by HCM under the HCM Sub-Advisory Agreement are reasonable under the circumstances and in light of the quality of services provided.

With respect to the costs of services provided and profits realized by HCM, the Board, including the Independent Trustees considered the resources involved in managing HVAL. Based on their review of the projected profitability of HVAL to HCM, the Board, including the Independent Trustees, concluded that the projected profitability of HVAL to HCM was not unreasonable.

The Board, including the Independent Trustees also considered other benefits that have been and may be realized by HCM from its relationships with HVAL and concluded that the sub-advisory fees with respect to HVAL were reasonable taking into account such benefits.

In voting to approve the HCM Sub-Advisory Agreement, the Board, including the Independent Trustees concluded that the terms of the HCM Sub-Advisory Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Board, including the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

In voting to approve the Distribution Agreement, the Board, including the Independent Trustees concluded that the terms of Distribution Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Board, including the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

18 | November 30, 2021

ALPS Hillman Active Value ETF

Trustees & Officers	November 30, 2021 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	36	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (32 funds); Reaves Utility Income Fund; and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	36	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (32 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014-2017; Board Member, Strong-Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017-2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015-present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	19	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

19 | November 30, 2021

ALPS Hillman Active Value ETF

Trustees & Officers	November 30, 2021 (Unaudited)

The Trustee who is an “interested person” of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (“AAI”), and Director of ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Mr. Burke retired from ALPS in June 2019.	31	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All- Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (32 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Effective December 1, 2021, Mr. Burke is an Independent Trustee of the Trust.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

20 | November 30, 2021

ALPS Hillman Active Value ETF

Trustees & Officers	November 30, 2021 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc. From June 2018 to November 2021 she also served as Treasurer of Boulder Growth & Income Fund, Inc.
Brendan Hamill, 1986	Secretary	Since September 2021	Mr. Hamill joined ALPS in August 2021, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Hamill was an attorney at Lewis Brisbois Bisgaard & Smith, LLP (law firm) (December 2018-August 2021) and Vedder Price, P.C. (law firm) (August 2015-December 2018). Mr. Hamill also serves as Secretary of Financial Investors Trust, Secretary of ALPS Variable Investment Trust, Secretary of Principal Real Estate Income Fund, and Assistant Secretary of James Advantage Funds.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

21 | November 30, 2021

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Report

November 30, 2021

ALPS Clean Energy ETF (NYSE ARCA: ACES)

ALPS Disruptive Technologies ETF (NYSE ARCA: DTEC)

ALPS Global Travel Beneficiaries ETF (NYSE ARCA: JRNY)

ALPS Medical Breakthroughs ETF (NYSE ARCA: SBIO)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview
ALPS Clean Energy ETF	1
ALPS Disruptive Technologies ETF	4
ALPS Global Travel Beneficiaries ETF	7
ALPS Medical Breakthroughs ETF	10
Disclosure of Fund Expenses	13
Report of Independent Registered Public Accounting Firm	14
Financial Statements
Schedule of Investments
ALPS Clean Energy ETF	15
ALPS Disruptive Technologies ETF	17
ALPS Global Travel Beneficiaries ETF	19
ALPS Medical Breakthroughs ETF	21
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets
ALPS Clean Energy ETF	25
ALPS Disruptive Technologies ETF	26
ALPS Global Travel Beneficiaries ETF	27
ALPS Medical Breakthroughs ETF	28
Financial Highlights	29
Notes to Financial Statements	33
Additional Information	42
Board Considerations Regarding Approval of Investment Advisory Agreements	46
Trustees & Officers	48

alpsfunds.com

ALPS Clean Energy ETF
Performance Overview	November 30, 2021 (Unaudited)

Investment Objective

The ALPS Clean Energy ETF (the “Fund” or “ACES”) seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the CIBC Atlas Clean Energy Total Return Index (ticker symbol NACEX) (the “Underlying Index”). The Underlying Index utilizes a rules-based methodology developed by CIBC National Trust Company, which is designed to provide exposure to a diverse set of U.S. and Canadian companies involved in the clean energy sector including renewables and clean technology.

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index utilizes a rules-based methodology developed by CIBC National Trust Company (the “Index Provider”), which is designed to provide exposure to a diverse set of U.S. and Canadian companies involved in the clean energy sector including renewables and clean technology. The clean energy sector is comprised of companies that provide the products and services that enable the evolution of a more sustainable energy sector. Clean energy business segments include, but are not limited to, the following activities: (i) renewable energy sources, including solar power, wind power, hydroelectricity, geothermal energy, biomass, biofuels, and tidal/wave energy, (ii) clean technologies, including electric vehicles, energy storage, lithium, fuel cell, smart grid, and energy efficiency technologies and (iii) other emerging clean energy activities and technologies. The Underlying Index is compiled by the Index Provider and may be comprised of U.S. or Canadian companies. In order to be eligible for inclusion in the Underlying Index, a company’s stock must be traded on one or more major U.S. or Canadian securities exchanges, be based in the U.S. or in Canada, have a minimum float-adjusted market capitalization and minimum average daily trading value thresholds established by the index rulebook of at least $300 million, and have a minimum median average daily trading liquidity of greater than $3 million over the last 60 trading days prior to the selection date, and the company must derive a majority of its value from clean energy business segments (as defined above). Such eligible companies shall be defined as the “Index Universe.” All equity securities meeting the above criteria are selected for inclusion in the Index Universe. The Underlying Index is reconstituted and rebalanced quarterly on the third Friday in March, June, September and December.

Performance Overview

The ALPS Clean Energy ETF for the twelve-month period ended November 30, 2021, generated a total return of 6.16%. Performance was in-line with the Fund’s Underlying Index, net of fees, which returned 6.57%. The Fund underperformed the S&P 1000 Total Return Index, which returned 27.91% for the same period.

The S&P 500 Total Return Index returned 27.92% for the trailing twelve-month (TTM) period ended November 30, 2021, finishing near its all-time high. Unmoved by persistent talks of inflation and policy changes, markets surged without significant drawdowns until September. October proved resilient, as the drawdown was met by a swift bounce back to all-time-highs for most of the averages. Main macroeconomic talking points throughout 2021 centered on inflation and the question of how transitory price increases would turn out to be. Inflation fears continued to be justified with the Consumer Price Index (CPI) surging 6.2% in October, along with core inflation readings increasing 4.6% for the same month; both indicators notching their largest increases since December 1990, and August 1991, respectively. Federal Reserve Chairman Powell was quick to reassure markets of the non-persistent inflation narrative throughout 2021 and announced a taper and reduction of balance sheet purchases starting in November of ‘21. Although the Fed plans to complete tapering before any rate hikes in 2022, projections of the magnitude for said rate increases vary, as global supply chain woes and the newly discovered COVID-19 Omicron variant do not ensure a future without added policy support. Despite a murky economic landscape for 2021 and heading into the New Year, global GDP surpassed pre-pandemic levels in 2021, aided by policy support and strong consumer spending. Record profit margins for U.S. corporations led the way for record valuations through most of the year, but were matched by an earnings season in Q3 where many companies cut forward-looking expectations amid a slowing global growth outlook.

2021 saw an acceleration of clean energy adoption and mandates driven by legislation. The Biden Administration has set forth initiatives to decarbonize the electric sector by 2035, setting the precedent for further infrastructure spending and tax credits aimed at achieving the lofty goals. The $1 trillion Bipartisan Infrastructure Bill was signed into law in November, with specific mandates targeting the funds towards initiatives that will reduce U.S. emissions by 50-52% from 2005 levels in 2030, and to create a 100% carbon pollution-free power sector by 2035. Electric vehicles stole the spotlight throughout the year with Tesla outperforming competitors and IPOs from the likes of Rivian and Lucid Motors. It is likely that North America will see more policy support targeted at clean energy infrastructure in the near future, as projections call for immediate increases in policy action in order to meet a net-zero global fleet by 2050.

The best performing stocks in the Fund for the period were Ameresco Inc., Class A (AMRC), which increased 72.91%, Enviva Partners LP (EVA), which saw a gain of 63.43%, and Tesla, Inc. (TSLA), which rose 62.22%. The largest detractors were Workhorse Group, Inc. (WKHS), which decreased 70.48%, XEBEC Adsorption, Inc. (XBC CN), which fell 68.48%, and TPI Composites, Inc. (TPIC), which lost 66.22%.

ACES Underlying Index has a differentiated approach to investing in the clean energy sector. First, by narrowing the list of constituents to companies whose primary operations are focused on clean energy, the Fund offers more pure-play exposure to the clean energy sector. Second, constituents are diversified across the sector and offer exposure to the full opportunity set of the transition from fossil fuels to renewable energy. Lastly, focusing on U.S. and Canadian-based companies helps to further minimize the risk of investing in a global industry by reducing risks related to foreign holdings, including currency exchange rates, financial disclosures, and regulatory and policy changes.

1 | November 30, 2021

ALPS Clean Energy ETF
Performance Overview	November 30, 2021 (Unaudited)

Fund Performance (as of November 30, 2021)

	1 Year	3 Year	Since Inception^
ALPS Clean Energy ETF - NAV	6.16%	45.38%	38.92%
ALPS Clean Energy ETF - Market Price*	6.07%	45.08%	38.91%
S&P 1000® Total Return Index	27.91%	14.32%	11.21%
CIBC Atlas Clean Energy Total Return Index	6.57%	45.89%	39.75%

Total Expense Ratio (per the current prospectus) is 0.55%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 28, 2018, with the first day of trading on the exchange of June 29, 2018.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

CIBC Atlas Clean Energy Total Return Index is an adjusted market cap weighted index designed to provide exposure to a diverse set of U.S. or Canadian based companies involved in the clean energy sector including renewables and clean technology. The clean energy sector is comprised of companies that provide the products and services which enable the evolution of a more sustainable energy sector. Clean energy business segments include but are not limited to: solar, wind, hydro, geothermal, electric vehicles, LED, biomass, smart grid, energy efficiency and storage. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The S&P 1000® Total Return Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form an investable benchmark for the mid- to small-cap segment of the U.S. equity market. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Clean Energy ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Clean Energy ETF.

2 | November 30, 2021

ALPS Clean Energy ETF
Performance Overview	November 30, 2021 (Unaudited)

Top Ten Holdings* (as of November 30, 2021)

Tesla, Inc.	7.42%
Plug Power, Inc.	7.18%
Enphase Energy, Inc.	6.84%
First Solar, Inc.	5.24%
NextEra Energy Partners LP	5.00%
Sunrun, Inc.	4.81%
Northland Power, Inc.	4.19%
Brookfield Renewable Partners LP	4.15%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	4.08%
ChargePoint Holdings, Inc.	4.05%
Total % of Top 10 Holdings	52.96%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Clean Energy Segment Allocation* (as of November 30, 2021)

Growth of $10,000 (as of November 30, 2021)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2021

ALPS Disruptive Technologies ETF
Performance Overview	November 30, 2021 (Unaudited)

Investment Objective

ALPS Disruptive Technologies ETF (the “Fund” or “DTEC”) seeks investment results that correspond (before fees and expenses) generally to the performance of the Indxx Disruptive Technologies Net Total Return Index (ticker symbol IDTEC) (the “Underlying Index”). The Fund will invest at least 80% of its net assets in securities that comprise the Underlying Index.

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index utilizes a rules-based methodology developed by Indxx, LLC (the “Index Provider”), which is designed to identify the companies using disruptive technologies in each of ten thematic areas: Healthcare Innovation, Internet of Things, Clean Energy and Smart Grid, Cloud Computing, Data and Analytics, FinTech, Robotics and Artificial Intelligence, Cybersecurity, 3D Printing, and Mobile Payments (each a “Theme” and together, the “Themes”). Companies using disruptive technologies are those that are entering traditional markets with new digital forms of production and distribution, seek to disrupt an existing market and value network, displace established market-leading firms, products and alliances and increasingly gain market share. The Underlying Index is compiled by the Index Provider and may be comprised of U.S. and non-U.S. companies, including foreign and emerging markets companies. In order to be eligible for inclusion in the Underlying Index’s Index Universe, a company’s stock must be traded on one or more major global securities exchanges, have a minimum market capitalization of at least $500 million, and have a six month minimum average daily trading volume of $2 million, and the company must derive a minimum of 50% of its revenue from a single Theme. All equity securities meeting the above criteria are selected for inclusion in the Index Universe. From the Index Universe, the Underlying Index methodology selects ten stocks in each Theme according to proprietary quantitative and qualitative factors. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is reconstituted annually on the third Friday of September and rebalanced quarterly.

Performance Overview

The ALPS Disruptive Technologies ETF for the twelve-month period ended November 30, 2021, generated a total return of 12.60%. Performance was in-line with the Fund’s Underlying Index, net of fees, which returned 12.79%. The Fund underperformed the Morningstar Global Markets Index, which returned 18.76% for the same period.

The S&P 500 Total Return Index returned 27.92% for the trailing twelve-month (TTM) period ended November 30, 2021, finishing near its all-time high. Unmoved by persistent talks of inflation and policy changes, markets surged without significant drawdowns until September. October proved resilient, as the drawdown was met by a swift bounce back to all-time-highs for most of the averages. Main macroeconomic talking points throughout 2021 centered on inflation and the question surrounding how transitory price increases would turn out to be. Inflation fears continued to be justified with the Consumer Price Index (CPI) surging 6.2% in October, along with core inflation readings increasing 4.6% for the same month; both indicators notching their largest increases since December 1990, and August 1991, respectively. Federal Reserve Chairman Powell was quick to reassure markets of the non-persistent inflation narrative throughout 2021 and announced a taper and reduction of balance sheet purchases starting in November of ‘21. Although the Fed plans to complete tapering before any rate hikes in 2022, projections of the magnitude for rate increases vary, as global supply chain woes and the newly discovered Omicron variant do not ensure a future without added policy support. Despite a murky outlook for 2021 and heading into the New Year, global GDP surpassed pre-pandemic levels in 2021, aided by policy support and strong consumer spending. Record profit margins for U.S. corporations led the way for record valuations through most of the year, but was matched by an earnings season in Q3 where many companies cut forward-looking expectations amid a slowing global growth outlook.

DTEC outperformed the Morningstar Global Markets Index, which returned 18.76% for the trailing twelve-month period ended November 30, 2021. DTEC holds roughly 65% U.S. equities and 35% foreign. The U.S. Dollar strengthened relative to the Euro, however ex-U.S. markets did not see the historical drop in performance from the move. Similar to the U.S., Eurozone markets saw a strong earnings season and ongoing economic recovery from the pandemic. Value outperformed growth equities internationally for the majority of the year, with the gap in performance closing in recent months. Future growth prospects remain optimistic, predicated on lessening travel restrictions and temporary higher inflation. DTEC’s higher weight to the Information Technology sector has helped buoy its performance over broad-based indices.

Disruptive technologies pave the way for a brighter future through innovation and fundamentally alter the way industries operate. Furthermore, the potential to capture returns within different disruptive technology themes is compelling, and offers potential to supercharge a portfolio. DTEC employs an equal weighted strategy to its disruptive themes, resulting in 10 sub-themes (3D Printing, Clean Energy & Smart Grid, Cloud Computing, Cybersecurity, Data & Analytics, FinTech, Healthcare Innovation, Internet of Things, Mobile Payments, Robotics & AI), each with a 10% holding. The Fund picks the top 10 names from its universe that most represent the specific theme. 6 of the 10 DTEC themes were positive this year, with the Data & Analytics theme being the largest performance contributor at 2.83%. Cybersecurity was the second largest positive contributor, adding 2.65% to the portfolio return. Within that theme, Fortinet, Inc. (FTNT), a security network provider, had the largest individual equity performance, returning a whopping 123.6%, and contributing 0.91% to the Fund performance. The worst performing thematic category was Mobile Payments, detracting -1.38% from portfolio performance. StoneCo, Ltd. (STNE), a Brazilian payments firm, was the worst performer in the theme, losing -81.31% and detracting -1.24%.

Looking forward, the Fund’s strategy of selecting the top disruptive themes in the market today will provide exposure to areas of the market the Adviser believes will be high-growth relative to the Morningstar Global Markets Index.

4 | November 30, 2021

ALPS Disruptive Technologies ETF
Performance Overview	November 30, 2021 (Unaudited)

Fund Performance (as of November 30, 2021)

	1 Year	3 Year	Since Inception^
ALPS Disruptive Technologies ETF - NAV	12.60%	23.02%	18.48%
ALPS Disruptive Technologies ETF - Market Price*	12.61%	23.04%	18.50%
Indxx Disruptive Technologies Net Total Return Index	12.79%	23.27%	18.77%
Morningstar® Global Markets Net Return Index	18.76%	15.51%	10.80%

Total Expense Ratio (per the current prospectus) is 0.50%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www. alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on December 28, 2017, with the first day of trading on the exchange of December 29, 2017.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

Indxx Disruptive Technologies Net Total Return Index (Ticker: IDTEC) is based around companies that enter traditional markets with new digital forms of production and distribution, are likely to disrupt an existing market and value network, displace established market leading firms, products and alliances and increasingly gain market share. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

The Morningstar® Global Markets Net Return Index, measures the performance of the stocks located in the developed and emerging countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Disruptive Technologies ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Disruptive Technologies ETF.

5 | November 30, 2021

ALPS Disruptive Technologies ETF
Performance Overview	November 30, 2021 (Unaudited)

Top Ten Holdings* (as of November 30, 2021)

Tesla, Inc.	1.62%
Silicon Laboratories, Inc.	1.45%
Datadog, Inc.	1.35%
Azenta, Inc	1.33%
Nemetschek SE	1.32%
Zscaler, Inc.	1.32%
SolarEdge Technologies, Inc.	1.27%
Palo Alto Networks, Inc.	1.25%
Intuit, Inc.	1.22%
Kaspi.KZ JSC	1.21%
Total % of Top 10 Holdings	13.34%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Thematic Allocation* (as of November 30, 2021)

Growth of $10,000 (as of November 30, 2021)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2021

ALPS Global Travel Beneficiaries ETF
Performance Overview	November 30, 2021 (Unaudited)

Investment Objective

ALPS Global Travel Beneficiaries ETF (the "Fund" or "JRNY") seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network Global Travel Index (ticker symbol TRAVEL) (the “Underlying Index”).

The Underlying Index uses a rules-based methodology developed by S-Network Global Indexes Inc. (the "Index Provider"), which is designed to identify exchange-traded stocks of companies that are materially engaged in the global travel industry, including four segments: Airlines & Airport Services; Hotels, Casinos, Cruise Lines; Booking & Rental Agencies; and Ancillary Beneficiaries. The Underlying Index is compiled by the Index Provider and may be comprised of U.S. and non-U.S. companies, including foreign and emerging markets companies. In order to be eligible for inclusion in the Underlying Index's Index Universe, a company's stock must be traded on one or more major global securities exchanges and is principally engaged in or derives significant revenue from on of the segments. In addition, a company's stock must have a minimum market capitalization of at least $100 million, a three-month minimum average daily trading volume of $1 million, and a minimum free float factor of 18%. All equity securities meeting the above criteria are selected for inclusion in the Index Universe. From the Index Universe, the Underlying Index methodology selects and weights twenty stocks in each segment, subject to a minimum of one constituent per geographic region (U.S. & Canada, Europe, Pacific (ex-Canada), and Emerging) and a 65% maximum weight per geographic region. The Underlying Index is rebalanced and reconstituted quarterly on the third Friday of the last month in each calendar quarter.

Performance Overview

The ALPS Global Travel Beneficiaries ETF since inception on September 8th, 2021 through the period ended November 30, 2021, generated a total return of -5.34%, in-line with the Fund’s Underlying Index, net of fees, which returned -5.28%. The Fund underperformed the Morningstar Global Markets Index, which returned -2.29% for the same period.

The S&P 500 Total Return Index returned 27.92% for the trailing twelve-month (TTM) period ended November 30, 2021, finishing near its all-time high. Unmoved by persistent talks of inflation and policy changes, markets surged without significant drawdowns until September. October proved resilient, as the drawdown was met by a swift bounce back to all-time-highs for most of the averages. Main macroeconomic talking points throughout 2021 centered on inflation and the question surrounding how transitory price increases would turn out to be. Inflation fears continued to be justified with the Consumer Price Index (CPI) surging 6.2% in October, along with core inflation readings increasing 4.6% for the same month; both indicators notching their largest increases since December 1990, and August 1991, respectively. Federal Reserve Chairman Powell was quick to reassure markets of the non-persistent inflation narrative throughout 2021 and announced a taper and reduction of balance sheet purchases starting in November of ‘21. Although the Fed plans to complete tapering before any rate hikes in 2022, projections of the magnitude for rate increases vary, as global supply chain woes and the newly discovered Omicron variant do not ensure a future without added policy support. Despite a murky outlook for 2021 and heading into the New Year, global GDP surpassed pre-pandemic levels in 2021, aided by policy support and strong consumer spending. Record profit margins for U.S. corporations led the way for record valuations through most of the year, but was matched by an earnings season in Q3 where many companies cut forward-looking expectations amid a slowing global growth outlook.

In terms of global travel, travel companies and beneficiaries are poised to benefit from the continued global re-opening. As of Thanksgiving, airline bookings were up 78% year-over-year and slightly higher than even 2019 numbers. Additionally, both searches and prices for car rentals have jumped significantly from 2019 (up 230%), and 2020 (up 243%). Travel beneficiaries have so far been able to pass the majority of increased costs related to inflation and supply chain disruptions on to consumers, retaining current profit margins. Unfortunately, recent news and spread of the COVID Omicron variant heading into 2022 has weighed global travel beneficiaries, who are sensitive to infection rates. Limited research suggests that Omicron may be more transmissible but less deadly than other variants, giving hope to a continued re-opening trade and minimal travel restrictions over the foreseeable future.

The best-performing stocks in the Fund since inception this year were AVIS Budget Group, Inc. (CAR), which increased 204.12%, and CIE Financiere Richemont SA (CFR SW), which saw a gain of 41.20%. The top-performing JRNY segment was Ancillary Beneficiaries, returning -1.49%. The largest individual detractors were HyreCar, Inc. (HYRE), which decreased 53.47%, Liberty TripAdvisor Holdings, Inc. (LTRPA), which fell 40.50%, and Penn National Gaming, Inc. (PENN), which lost 37.97%.

Looking forward, the Fund’s strategy of identifying companies that are materially engaged in global travel industries including airlines, hotels, casinos and cruise lines, and companies that support and stand to benefit from those industries, is designed to provide a holistic and more diversified exposure to the secular tailwinds in global travel.

7 | November 30, 2021

ALPS Global Travel Beneficiaries ETF
Performance Overview	November 30, 2021 (Unaudited)

Fund Performance (as of November 30, 2021)

Since Inception^
ALPS Global Travel Beneficiaries ETF - NAV	-5.34%
ALPS Global Travel Beneficiaries ETF - Market Price*	-5.22%
S-Network Global Travel Net Total Return Index	-5.28%
Morningstar® Global Markets Net Return Index	-2.29%

Total Expense Ratio (per the current prospectus) is 0.65%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www. alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on September 8, 2021, with the first day of trading on the exchange of September 9, 2021.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The Fund is new with limited operating history.

The S-Network Global Travel Net Total Return Index (Ticker: TRAVEL) is an Index of stocks listed on global recognized stock exchanges that are materially engaged in segments of the global travel industry, including Airlines & Airport Services; Hotels, Casinos, and Cruise Lines; Booking & Rental Agencies; and ancillary beneficiaries of global travel. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

The Morningstar® Global Markets Net Return Index, measures the performance of the stocks located in the developed and emerging countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Global Travel Beneficiaries ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Global Travel Beneficiaries ETF.

8 | November 30, 2021

ALPS Global Travel Beneficiaries ETF
Performance Overview	November 30, 2021 (Unaudited)

Top Ten Holdings* (as of November 30, 2021)

Marriott International, Inc.	5.12%
Hilton Worldwide Holdings, Inc.	4.95%
LVMH Moet Hennessy Louis Vuitton SE	4.75%
The Estee Lauder Company, Inc., Class A	4.69%
American Express Co.	4.55%
L'Oreal SA	4.52%
Booking Holdings, Inc.	4.30%
Cintas Corp.	4.10%
Airbnb, Inc.	3.99%
Walt Disney Co.	3.71%
Total % of Top 10 Holdings	44.68%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2021)

Growth of $10,000 (as of November 30, 2021)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9 | November 30, 2021

ALPS Medical Breakthroughs ETF
Performance Overview	November 30, 2021 (Unaudited)

Investment Objective

ALPS Medical Breakthroughs ETF (the “Fund” or “SBIO”) seeks investment results that correspond (before fees and expenses) generally to the performance of the S-Network® Medical Breakthroughs Total Return Index (the “Underlying Index”). The Fund will normally invest at least 80% of its net assets in securities that comprise the Underlying Index (or depository receipts based on such securities).

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index is comprised of small- and mid-cap stocks of biotechnology companies that have one or more drugs in either Phase II or Phase III of the U.S. Food and Drug Administration ("FDA") clinical trials. In a Phase II trial, the drug is administered to a group of 100-300 people to see if it is effective and to evaluate its safety. In a Phase III trial, the drug is given to a larger group, between 500-3,000 people, to confirm its effectiveness, monitor side effects, compare it to commonly used treatments and collect information that will allow the drug or treatment to be used safely. Stocks selected for inclusion in the Underlying Index must be listed on a U.S. stock exchange. Underlying Index constituents must have a market capitalization of no less than $200 million and no more than $5 billion. Stocks included in the Underlying Index must also sustain an average daily trading volume in excess of $1 million for the 90-day period preceding an Underlying Index reconstitution. Constituents must be able to sustain the monthly rates at which they use shareholder capital ("cash burn rates") for at least 24 months. The Underlying Index is reconstituted semi-annually on the third Fridays of June and December.

Performance Overview

For the twelve-month period ended November 30, 2021, the Fund generated a total return of -12.37%, in-line with the Fund’s Underlying Index, net of fees, which returned -12.11%. The Fund underperformed the broad market, as represented by the S&P 500®, which returned 27.92% for the period, and also underperformed the NASDAQ Biotechnology Total Return Index’s (XNBI Index) return of 5.90% as the small and mid-cap (SMID) biotech companies have seen a less than stellar year in performance compared to 2020.

The S&P 500® returned 27.92% for the trailing twelve-month (TTM) period ended November 30, 2021, finishing near its all-time high. Main macroeconomic talking points throughout 2021 centered on inflation and the question surrounding how transitory price increases would turn out to be. Inflation fears continued to be justified with the Consumer Price Index (CPI) surging 6.2% in October, along with core inflation readings increasing 4.6% for the same month; both indicators notching their largest increases since December 1990, and August 1991, respectively. Despite a murky outlook for 2021 and heading into the New Year, global GDP surpassed pre-pandemic levels in 2021, aided by policy support and strong consumer spending. Record profit margins for U.S. corporations led the way for record valuations through most of the year, but was matched by an earnings season in Q3 where many companies cut forward-looking expectations amid a slowing global growth outlook.

Specifically for the biotech industry, regulatory concerns have weighed on the companies in 2021. Congress has made it clear they will aim to reduce drug pricing, with the most recent effort in the $1.7 trillion social spending bill. Although an argument can be made that lower drug prices will ultimately benefit the consumer, these efforts could potentially slow the pace of innovation for many drug companies. Despite headwinds, the biotech industry’s continued pace of acquisitions and positive treatment results paint an exciting future for drug therapies, and continued innovation. Through the halfway mark of 2021, 49 biotech IPOs had been completed, with the final year–end investment and IPO numbers expected to display the industry heating-up in the back half of the year.

The Fund’s volatility during the year was relatively higher than the S&P 500®, but not unusual for the biotech industry as the space typically caries a higher beta relative to the broad market. The best performing stocks in the Fund for the period were Prothena Corp. PLC (PRTA), Kezar Life Sciences, Inc. (KZR), and Kadmon Holdings Inc. (KDMN), which returned 284.00%, 154.31%, and 138.10%, respectively. In contrast, the worst-performing stocks for the period were Forte Biosciences, Inc. (FBRX), Immunovant, Inc. (IMVT), and Frequency Therapeutics, Inc. (FREQ), which declined 93.18%, 84.59%, and 82.23%, respectively.

Due to the high failure rate of companies within the space, the non-traditional metrics used to evaluate biotech companies, and the technical knowledge required to succeed in the space, biotechnology is a difficult industry for stock pickers. This environment makes a passive strategy attractive, as it provides a diversified, rules- based access vehicle for those looking to gain exposure to the biotechnology space, while mitigating single stock risk. The Fund and its Underlying Index focus on innovation, seeking to capture research and development opportunities in the biotechnology industry. Looking forward, the Fund’s strategy of providing exposure to small and mid-cap biotechnology companies that have one or more drugs in either Phase II or Phase III FDA clinical trials can provide potential alpha and pure-play exposure to the biotech space.

10 | November 30, 2021

ALPS Medical Breakthroughs ETF
Performance Overview	November 30, 2021 (Unaudited)

Fund Performance (as of November 30, 2021)

	1 Year	5 Year	Since Inception^
ALPS Medical Breakthroughs ETF - NAV	-12.37%	13.22%	9.08%
ALPS Medical Breakthroughs ETF - Market Price*	-12.54%	13.20%	9.06%
S-Network Medical Breakthroughs Total Return Index	-12.11%	13.51%	9.42%
NASDAQ Biotechnology Total Return Index	5.90%	11.45%	6.61%

Total Expense Ratio (per the current prospectus) is 0.50%

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.844.234.5852.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced investment operations on December 31, 2014.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

NASDAQ Biotechnology Total Return Index (Ticker: NBI) is a modified market capitalization-weighted index designed to measure the performance of all the NASDAQ stocks in the biotechnology sector. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

S-Network Medical Breakthroughs Total Return Index (Ticker: PMBI) is designed to capture research and development opportunities in the biotechnology industry. PMBI consists of small-cap and mid-cap biotechnology stocks listed on U.S. stock exchanges that have one or more drugs in either Phase II or Phase III U.S. FDA clinical trials. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

Companies in the pharmaceuticals and biotechnology industry may be subject to extensive litigation based on product liability and similar claims. Legislation introduced or considered by certain governments on such industries or on the healthcare sector cannot be predicted.

Companies in the pharmaceuticals industry are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some companies in the pharmaceuticals industry may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the pharmaceuticals industry are subject to government approvals, regulation and reimbursement rates. The process of obtaining government approvals may be long and costly. Many companies in the pharmaceuticals industry are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

The development of new drugs generally has a high failure rate, and such failures may negatively impact the stock price of the company developing the failed drug. Biotechnology companies may have persistent losses during a new product’s transition from development to production. In order to fund operations, biotechnology companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Medical Breakthroughs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Medical Breakthroughs ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with S-Network Global Indexes, Inc.

11 | November 30, 2021

ALPS Medical Breakthroughs ETF
Performance Overview	November 30, 2021 (Unaudited)

Top Ten Holdings* (as of November 30, 2021)

Legend Biotech Corp.	4.75%
Vir Biotechnology, Inc.	3.94%
Kodiak Sciences, Inc.	3.01%
Cerevel Therapeutics Holdings, Inc.	2.88%
Karuna Therapeutics, Inc.	2.41%
Apellis Pharmaceuticals, Inc.	2.33%
Alkermes PLC	2.26%
SpringWorks Therapeutics, Inc.	2.25%
Arena Pharmaceuticals, Inc.	2.12%
Cytokinetics, Inc.	2.09%
Total % of Top 10 Holdings	28.04%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2021)

Growth of $10,000 (as of November 30, 2021)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12 | November 30, 2021

ALPS ETF Trust
Disclosure of Fund Expenses	November 30, 2021 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2021.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/21	Ending Account Value 11/30/21	Expense Ratio(a)	Expenses Paid During Period 6/1/21 - 11/30/21(b)
ALPS Clean Energy ETF
Actual	$1,000.00	$1,073.50	0.55%	$2.86
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	0.55%	$2.79
ALPS Disruptive Technologies ETF
Actual	$1,000.00	$1,043.90	0.50%	$2.56
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54
ALPS Global Travel Beneficiaries ETF
Actual(c)	$1,000.00	$946.60	0.65%	$1.46
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29
ALPS Medical Breakthroughs ETF
Actual	$1,000.00	$920.30	0.50%	$2.41
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.
(c)	The ALPS Global Travel Beneficiaries ETF commenced operations on September 8, 2021. Actual expenses on this Fund are equal to the Fund's annualized expense ratio multiplied by the average account value of the period, multiplied by the number of days since the Fund launched (84) divided by 365.

13 | November 30, 2021

ALPS ETF Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ALPS ETF Trust and the shareholders of ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF, ALPS Global Travel Beneficiaries ETF, and ALPS Medical Breakthroughs ETF:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF, ALPS Global Travel Beneficiaries ETF, and ALPS Medical Breakthroughs ETF (the "Funds"), four of the funds constituting the ALPS ETF Trust as of November 30, 2021, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of November 30, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the ALPS ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
ALPS Clean Energy ETF	For the year ended November 30, 2021	For the years ended November 30, 2021 and November 30, 2020	For the years ended November 30, 2021, 2020, 2019 and for the period from June 28, 2018 (commencement of operations) to November 30, 2018
ALPS Disruptive Technologies ETF	For the year ended November 30, 2021	For the years ended November 30, 2021 and November 30, 2020	For the year ended November 30, 2021, 2020, 2019 and for the period from December 28, 2017 (commencement of operations) to November 30, 2018
ALPS Global Travel Beneficiaries ETF	For the period from September 8, 2021 (commencement of operations) through November 30, 2021
ALPS Medical Breakthroughs ETF	For the year ended November 30, 2021	For the years ended November 30, 2021 and November 30, 2020	For the five years ended November 30, 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 26, 2022

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

14 | November 30, 2021

ALPS Clean Energy ETF
Schedule of Investments	November 30, 2021

Security Description	Shares	Value
COMMON STOCKS (89.36%)
Consumer Discretionary (8.96%)
Arcimoto, Inc.(a)(b)	273,128	$2,794,099
Tesla, Inc.(a)	67,248	76,982,819
Workhorse Group, Inc.(a)(b)	1,063,112	6,208,575
XL Fleet Corp.(a)(b)	1,093,404	4,964,054
Total Consumer Discretionary		90,949,547

Energy (4.61%)
Aemetis, Inc.(a)	259,454	4,867,357
Green Plains, Inc.(a)	498,570	19,269,731
Renewable Energy Group, Inc.(a)	474,568	22,674,859
Total Energy		46,811,947

Financials (4.17%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(b)	743,166	42,271,283

Industrials (34.78%)
Ameresco, Inc., Class A(a)	285,551	25,793,822
American Superconductor Corp.(a)	245,675	3,144,640
Array Technologies, Inc.(a)	1,218,987	21,960,051
Ballard Power Systems, Inc.(a)(b)	2,290,939	34,730,635
Beam Global(a)	77,867	2,066,590
Blink Charging Co.(a)(b)	350,728	13,478,477
ChargePoint Holdings, Inc.(a)(b)	1,646,176	42,010,412
Eos Energy Enterprises, Inc.(a)(b)	372,267	3,704,057
Infrastructure and Energy Alternatives, Inc.(a)(b)	385,809	3,649,753
Lightning eMotors, Inc.(a)(b)	368,699	2,680,442
Lion Electric Co.(a)(b)	1,069,070	11,652,863
Plug Power, Inc.(a)(b)	1,869,349	74,493,558
Romeo Power, Inc.(a)(b)	882,966	3,496,545
Shoals Technologies Group, Inc., Class A(a)	1,001,754	28,149,287
Stem, Inc.(a)	1,222,745	25,946,649
Sunrun, Inc.(a)	1,083,647	49,891,108
TPI Composites, Inc.(a)	347,067	6,188,205
Total Industrials		353,037,094

Information Technology (17.27%)
Enphase Energy, Inc.(a)	283,701	70,925,249
First Solar, Inc.(a)	524,670	54,355,812
Itron, Inc.(a)	434,140	26,877,607
SunPower Corp.(a)(b)	807,142	23,124,618
Total Information Technology		175,283,286

Security Description	Shares	Value
Utilities (19.57%)
Boralex, Inc., Class A(b)	982,221	$27,880,022
Clearway Energy, Inc., Class C	785,065	29,298,626
Innergex Renewable Energy, Inc.(b)	1,419,330	21,065,793
Northland Power, Inc.(b)	1,452,642	43,484,308
Ormat Technologies, Inc.(b)	434,920	32,836,460
Sunnova Energy International, Inc.(a)	784,178	28,991,061
TransAlta Renewables, Inc.(b)	1,030,297	14,952,997
Total Utilities		198,509,267

TOTAL COMMON STOCKS
(Cost $793,754,282)		906,862,424

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (10.51%)
Energy (1.16%)
Enviva Partners LP	167,564	11,734,507

Utilities (9.35%)
Brookfield Renewable Partners LP	1,185,879	43,083,208
NextEra Energy Partners LP	609,327	51,823,262
Total Utilities		94,906,470

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $87,162,754)		106,640,977

15 | November 30, 2021

ALPS Clean Energy ETF
Schedule of Investments	November 30, 2021

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (5.26%)
Money Market Fund (0.10%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $977,776)	0.01%	977,776	$977,776

Investments Purchased with Collateral from Securities Loaned (5.17%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%
(Cost $52,491,002)		52,491,002	52,491,002
TOTAL SHORT TERM INVESTMENTS
(Cost $53,468,778)			53,468,778

TOTAL INVESTMENTS (105.14%)
(Cost $934,385,814)			$1,066,972,179
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.14%)			(52,205,220)
NET ASSETS - 100.00%			$1,014,766,959

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $132,255,922.

See Notes to Financial Statements.

16 | November 30, 2021

ALPS Disruptive Technologies ETF
Schedule of Investments	November 30, 2021

Security Description	Shares	Value
COMMON STOCKS (98.98%)
Communication Services (1.14%)
Netflix, Inc.(a)	4,236	$2,719,088

Consumer Discretionary (3.41%)
Garmin, Ltd.	14,554	1,943,541
iRobot Corp.(a)	30,285	2,298,934
Tesla, Inc.(a)	3,355	3,840,670
Total Consumer Discretionary		8,083,145

Financials (4.39%)
American Express Co.	15,907	2,422,636
Kaspi.KZ JSC, GDR	22,340	2,881,860
Moody's Corp.	6,589	2,573,927
S&P Global, Inc.	5,607	2,555,278
Total Financials		10,433,701

Health Care (9.25%)
ABIOMED, Inc.(a)	6,912	2,175,759
Align Technology, Inc.(a)	3,472	2,123,232
Boston Scientific Corp.(a)	55,504	2,113,037
Cutera, Inc.(a)(b)	48,955	1,706,571
Dexcom, Inc.(a)	4,581	2,577,226
DiaSorin SpA	10,368	2,219,379
Insulet Corp.(a)	8,387	2,419,147
Intuitive Surgical, Inc.(a)	7,097	2,301,841
ResMed, Inc.	8,571	2,184,320
Smith & Nephew PLC, Sponsored ADR	67,454	2,168,646
Total Health Care		21,989,158

Industrials (16.11%)
ABB, Ltd., Sponsored ADR(b)	69,060	2,386,023
ADT, Inc.(b)	300,095	2,493,789
AeroVironment, Inc.(a)	27,394	2,212,339
Experian PLC	55,982	2,516,513
FANUC Corp.	10,664	2,098,648
Proto Labs, Inc.(a)	34,032	1,705,684
RELX PLC, Sponsored ADR(b)	83,083	2,576,404
Schneider Electric SE	14,064	2,491,696
Sensata Technologies Holding PLC(a)	44,983	2,505,553
Siemens Gamesa Renewable Energy SA(a)	92,022	2,455,632
Thomson Reuters Corp.(b)	21,260	2,543,811
TransUnion	20,295	2,256,601
Verisk Analytics, Inc.	12,306	2,767,250
Vestas Wind Systems A/S	62,836	2,108,012
Wolters Kluwer NV	22,049	2,482,063

Security Description	Shares	Value
Industrials (continued)
Xinjiang Goldwind Science & Technology Co., Ltd., Class H	1,199,600	$2,645,950
Total Industrials		38,245,968

Information Technology (62.66%)
Adobe, Inc.(a)	3,823	2,560,837
Adyen NV(a)(c)(d)	798	2,215,007
Afterpay, Ltd.(a)	27,002	2,095,185
Alarm.com Holdings, Inc.(a)	31,281	2,495,911
Allegro MicroSystems, Inc.(a)	82,271	2,569,323
ams AG(a)	133,609	2,382,419
ANSYS, Inc.(a)	6,823	2,671,068
Autodesk, Inc.(a)	8,806	2,238,397
Avast PLC(a)(c)(d)	309,637	2,494,688
Azenta Inc	27,876	3,152,776
Black Knight, Inc.(a)	33,504	2,394,532
Cerence, Inc.(a)(b)	23,910	1,797,554
Check Point Software Technologies, Ltd.(a)	20,603	2,293,320
Cognex Corp.	28,909	2,233,220
Crowdstrike Holdings, Inc., Class A(a)	9,547	2,073,036
Dassault Systemes SE	43,433	2,619,989
Datadog, Inc., Class A(a)	17,989	3,207,259
Dynatrace, Inc.(a)	35,678	2,242,362
FARO Technologies, Inc.(a)	37,960	2,636,702
Fidelity National Information Services, Inc.	19,836	2,072,862
First Solar, Inc.(a)	25,584	2,650,502
Fiserv, Inc.(a)	21,912	2,114,946
FleetCor Technologies, Inc.(a)	9,523	1,972,499
Fortinet, Inc.(a)	8,111	2,693,744
Global Payments, Inc.	14,644	1,743,222
GMO Payment Gateway, Inc.	18,100	2,438,740
Intuit, Inc.	4,459	2,908,606
Itron, Inc.(a)	31,735	1,964,714
Keyence Corp.	3,833	2,384,880
Mastercard, Inc., Class A	7,216	2,272,462
Materialise NV, ADR(a)	103,306	2,515,501
McAfee Corp.	108,096	2,794,281
Nemetschek SE	24,813	3,146,087
NortonLifeLock, Inc.	92,066	2,287,840
Okta, Inc.(a)	9,527	2,050,496
Omron Corp.	24,400	2,366,931
Pagseguro Digital, Ltd., Class A(a)(b)	44,703	1,142,609
Palo Alto Networks, Inc.(a)	5,419	2,963,868
PayPal Holdings, Inc.(a)	8,781	1,623,519
PTC, Inc.(a)	19,786	2,168,150

17 | November 30, 2021

ALPS Disruptive Technologies ETF
Schedule of Investments	November 30, 2021

Security Description	Shares	Value
Information Technology (continued)
Qorvo, Inc.(a)	14,080	$2,058,918
Renishaw PLC	33,935	2,048,981
salesforce.com, Inc.(a)	9,710	2,766,962
SAP SE, Sponsored ADR	17,302	2,222,269
ServiceNow, Inc.(a)	3,900	2,526,030
Silicon Laboratories, Inc.(a)	17,537	3,441,988
Skyworks Solutions, Inc.	14,201	2,153,724
Snowflake, Inc.(a)	7,920	2,693,988
SolarEdge Technologies, Inc.(a)	9,182	3,009,492
Splunk, Inc.(a)	16,235	1,964,435
Square, Inc., Class A(a)(b)	10,067	2,097,258
SS&C Technologies Holdings, Inc.	34,409	2,626,439
StoneCo, Ltd., Class A(a)	57,404	895,502
Stratasys, Ltd.(a)	106,276	2,868,389
Temenos AG	16,677	2,140,825
Trend Micro, Inc.	44,343	2,569,528
Visa, Inc., Class A	11,075	2,146,003
VMware, Inc., Class A	17,316	2,021,470
Workday, Inc., Class A(a)	9,338	2,560,760
Xero, Ltd.(a)	23,322	2,407,977
Xinyi Solar Holdings, Ltd.(b)	1,114,000	2,042,857
Zoom Video Communications, Inc., Class A(a)	8,559	1,809,457
Zscaler, Inc.(a)	9,039	3,136,262
Total Information Technology		148,859,558

Real Estate (1.02%)
Equinix, Inc.	2,970	2,412,234

Utilities (1.00%)
China Longyuan Power Group Corp., Ltd., Class H	1,157,000	2,373,942

TOTAL COMMON STOCKS
(Cost $190,407,940)		235,116,794

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (0.96%)
Utilities (0.96%)
Brookfield Renewable Partners LP	62,605	2,274,451

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $1,790,702)		2,274,451

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.45%)
Money Market Fund (0.05%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $125,461)	0.01%	125,461	$125,461

Investments Purchased with Collateral from Securities Loaned (1.39%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%
(Cost $3,307,091)		3,307,091	3,307,091
TOTAL SHORT TERM INVESTMENTS
(Cost $3,432,552)			3,432,552

TOTAL INVESTMENTS (101.38%)
(Cost $195,631,194)			$240,823,797
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.38%)			(3,278,196)
NET ASSETS - 100.00%			$237,545,601

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $9,525,848.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $4,709,695, representing 1.98% of net assets.
(d)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2021, the market value of those securities was $4,709,695 representing 1.98% of net assets.

See Notes to Financial Statements.

18 | November 30, 2021

ALPS Global Travel Beneficiaries ETF
Schedule of Investments	November 30, 2021

Security Description	Shares	Value
COMMON STOCKS (99.88%)
Communication Services (4.06%)
Liberty TripAdvisor Holdings, Inc.(a)	5,463	$11,800
TripAdvisor, Inc.(a)	585	15,128
Walt Disney Co.(a)	1,963	284,439
Total Communication Services		311,367

Consumer Discretionary (49.04%)
Airbnb, Inc.(a)	1,773	305,913
Booking Holdings, Inc.(a)	157	329,991
Boyd Gaming Corp.(a)	751	44,016
Caesars Entertainment, Inc.(a)	1,575	141,860
Carnival Corp.(a)(b)	3,055	53,829
Choice Hotels International, Inc.	397	56,989
Cie Financiere Richemont SA	1,646	245,093
Expedia Group, Inc.(a)	798	128,550
Galaxy Entertainment Group, Ltd.(a)	24,000	131,264
Hilton Worldwide Holdings, Inc.(a)	2,808	379,277
Huazhu Group, Ltd., ADR(a)	2,050	81,016
HyreCar, Inc.(a)	1,638	8,681
Intercontinental Hotels Group(a)	562	33,253
Las Vegas Sands Corp.(a)	2,556	91,045
LVMH Moet Hennessy Louis Vuitton SE	468	364,418
Marriott International, Inc., Class A(a)	2,662	392,804
Marriott Vacations Worldwide Corp.	349	53,275
MGM Resorts International	2,600	102,908
Moncler SpA	727	52,833
Oriental Land Co., Ltd.	1,500	236,741
Penn National Gaming, Inc.(a)	1,354	69,365
Thule Group AB	361	20,542
Tongcheng-Elong Holdings Ltd(a)	9,200	19,065
Trainline PLC(a)(c)(d)	3,968	14,386
Trip.com Group, Ltd., ADR(a)	4,350	119,625
TUI AG(a)	7,173	18,954
Vail Resorts, Inc.	360	119,416
WH Smith PLC(a)	965	17,018
Wyndham Hotels & Resorts, Inc.	1,045	83,057
Wynn Resorts, Ltd.(a)	531	43,016
Total Consumer Discretionary		3,758,200

Security Description	Shares	Value
Consumer Staples (12.40%)
Beyond Meat, Inc.(a)	178	$12,506
L'Oreal SA	769	346,667
Premium Brands Holdings Corp.	192	18,683
Shiseido Co., Ltd.	3,700	212,864
The Estee Lauder Company, Inc., Class A, Class A	1,083	359,632
Total Consumer Staples		950,352

Financials (4.55%)
American Express Co.	2,289	348,615

Industrials (26.44%)
Aena SME SA(a)(c)(d)	350	51,403
Airports of Thailand PCL(a)	34,600	61,350
Alaska Air Group, Inc.(a)	983	47,744
American Airlines Group, Inc.(a)	3,536	62,552
ANA Holdings, Inc.(a)	4,300	85,194
Auckland International Airport, Ltd.(a)	10,799	58,226
Avis Budget Group, Inc.(a)	221	60,684
CAE, Inc.(a)	3,188	76,615
China South Airlines(a)	32,000	17,687
Cintas Corp.	745	314,533
Dassault Aviation SA	182	17,255
Delta Air Lines, Inc.(a)	4,381	158,592
Elis SA(a)	1,056	16,587
Flight Centre Ltd.(a)(b)	1,537	19,448
Grupo Aeroportuario del Pacifico SAB de CV, ADR	276	31,878
Grupo Aeroportuario del Sureste SAB de CV, ADR	117	21,382
International Consolidated Airlines Group SA(a)	9,639	16,340
Japan Airlines Co Ltd(a)	4,000	72,756
JetBlue Airways Corp.(a)	1,316	17,661
Korean Air Lines Co. Ltd.(a)	1,745	38,928
Localiza Rent a Car SA	5,700	51,820
Lyft, Inc., Class A(a)	400	16,244
Qantas Airways, Ltd.(a)	17,794	64,183
Ryanair Holdings PLC(a)	1,081	17,452
Sixt SE(a)	151	24,574
Southwest Airlines Co.(a)	4,685	208,013
Textron, Inc.	2,324	164,539
Uber Technologies, Inc.(a)	3,438	130,644
United Airlines Holdings, Inc.(a)	2,054	86,802
Wizz Air Holdings PLC(a)	297	15,586
Total Industrials		2,026,672

19 | November 30, 2021

ALPS Global Travel Beneficiaries ETF
Schedule of Investments	November 30, 2021

Security Description	Shares	Value
Information Technology (2.30%)
Agilysys, Inc.(a)	377	$16,418
Amadeus IT Holding SA, Class A(a)	2,002	128,236
Sabre Corp.(a)(b)	1,810	13,629
TravelSky Technology, Ltd.	11,000	18,197
Total Information Technology		176,480

Real Estate (1.07%)
Host Hotels & Resorts, Inc.(a)	5,244	82,331

Utilities (0.02%)
Macquarie Infrastructure Corp.	507	1,835

TOTAL COMMON STOCKS
(Cost $8,031,042)		7,655,852

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.33%)
Money Market Fund (0.13%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $10,228)	0.01%	10,228	10,228

Investments Purchased with Collateral from Securities Loaned (0.20%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%
(Cost $15,322)		15,322	15,322
TOTAL SHORT TERM INVESTMENTS
(Cost $25,550)			25,550

TOTAL INVESTMENTS (100.21%)
(Cost $8,056,592)			$7,681,402
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.21%)			(16,392)
NET ASSETS - 100.00%			$7,665,010

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $65,144.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $65,789, representing 0.86% of net assets.
(d)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2021, the market value of those securities was $65,789 representing 0.86% of net assets.

See Notes to Financial Statements.

20 | November 30, 2021

ALPS Medical Breakthroughs ETF
Schedule of Investments	November 30, 2021

Security Description	Shares	Value
COMMON STOCKS (99.95%)
Biotechnology (99.95%)
89bio, Inc.(a)(b)	24,098	$318,335
AC Immune SA(a)(b)	87,386	448,290
ACADIA Pharmaceuticals, Inc.(a)	193,264	3,710,669
Adaptimmune Therapeutics PLC, ADR(a)(b)	187,028	776,166
ADC Therapeutics SA(a)	92,217	2,052,750
Adverum Biotechnologies, Inc.(a)(b)	116,276	202,320
Affimed NV(a)	143,976	981,916
Agios Pharmaceuticals, Inc.(a)(b)	70,856	2,523,891
Akero Therapeutics, Inc.(a)(b)	41,913	891,070
Albireo Pharma, Inc.(a)(b)	23,111	554,433
Aldeyra Therapeutics, Inc.(a)	69,563	533,548
Alector, Inc.(a)	97,239	2,007,985
Alkermes PLC(a)	194,531	4,264,120
Allovir, Inc.(a)(b)	78,259	1,366,402
Alpine Immune Sciences, Inc.(a)(b)	28,734	311,189
Altimmune, Inc.(a)(b)	47,735	500,740
ALX Oncology Holdings, Inc.(a)	48,508	1,560,017
Amicus Therapeutics, Inc.(a)	320,674	3,434,419
AnaptysBio, Inc.(a)	33,007	1,067,776
Annexon, Inc.(a)	46,023	749,715
Apellis Pharmaceuticals, Inc.(a)	104,594	4,401,316
Applied Molecular Transport, Inc.(a)	46,231	785,927
Arcturus Therapeutics Holdings, Inc.(a)	31,587	1,255,583
Arcus Biosciences, Inc.(a)	85,801	3,758,084
Arcutis Biotherapeutics, Inc.(a)	60,436	1,001,425
Arena Pharmaceuticals, Inc.(a)	73,471	4,003,435
Atara Biotherapeutics, Inc.(a)	101,931	1,823,546
Aurinia Pharmaceuticals, Inc.(a)(b)	154,167	2,904,506
AVEO Pharmaceuticals, Inc.(a)(b)	40,726	256,167
BioAtla, Inc.(a)	40,660	1,026,665
Bioxcel Therapeutics, Inc.(a)(b)	33,640	771,365
Bluebird Bio, Inc.(a)	81,283	821,771
Cardiff Oncology, Inc.(a)(b)	46,865	263,381
Catalyst Pharmaceuticals, Inc.(a)	123,831	866,817
Cerevel Therapeutics Holdings, Inc.(a)(b)	174,377	5,438,819
ChemoCentryx, Inc.(a)	84,036	3,048,826
Chimerix, Inc.(a)	103,703	652,292
Chinook Therapeutics, Inc.(a)	74,583	862,667
Clene, Inc.(a)(b)	73,971	420,895
Coherus Biosciences, Inc.(a)(b)	91,922	1,706,992
Cortexyme, Inc.(a)(b)	35,678	464,171

Security Description	Shares	Value
Biotechnology (continued)
Crinetics Pharmaceuticals, Inc.(a)	46,368	$1,266,774
Cytokinetics, Inc.(a)	100,460	3,952,096
CytomX Therapeutics, Inc.(a)	78,306	517,603
Dicerna Pharmaceuticals, Inc.(a)	93,518	3,554,619
Eiger BioPharmaceuticals, Inc.(a)(b)	40,833	251,123
Emergent BioSolutions, Inc.(a)	64,537	2,847,372
Enanta Pharmaceuticals, Inc.(a)	24,251	2,140,878
Esperion Therapeutics, Inc.(a)(b)	34,003	296,846
FibroGen, Inc.(a)	111,353	1,393,026
Forma Therapeutics Holdings, Inc.(a)(b)	60,016	869,632
Forte Biosciences, Inc.(a)	16,473	43,818
Fortress Biotech, Inc.(a)(b)	121,588	346,526
Frequency Therapeutics, Inc.(a)	40,778	207,968
G1 Therapeutics, Inc.(a)	50,876	656,300
Gamida Cell, Ltd.(a)(b)	70,236	179,804
Gemini Therapeutics, Inc.(a)(b)	51,079	140,978
Geron Corp.(a)(b)	385,713	570,855
Global Blood Therapeutics, Inc.(a)	75,059	2,121,167
Gossamer Bio, Inc.(a)(b)	91,344	990,169
Immunic, Inc.(a)	31,101	265,292
Immunocore Holdings PLC, ADR(a)(b)	52,585	1,892,534
ImmunoGen, Inc.(a)	249,992	1,542,451
Immunovant, Inc.(a)	138,276	1,064,725
Immutep, Ltd., ADR(a)(b)	97,991	336,109
Infinity Pharmaceuticals, Inc.(a)	105,135	228,143
Inmune Bio, Inc.(a)(b)	21,281	273,461
Inovio Pharmaceuticals, Inc.(a)(b)	253,076	1,832,270
Intercept Pharmaceuticals, Inc.(a)(b)	39,939	687,350
Iovance Biotherapeutics, Inc.(a)	186,515	3,491,561
IVERIC bio, Inc.(a)	125,048	1,828,202
Karuna Therapeutics, Inc.(a)	35,619	4,555,670
Keros Therapeutics, Inc.(a)(b)	28,051	1,564,965
Kezar Life Sciences, Inc.(a)	57,912	802,660
Kiniksa Pharmaceuticals, Ltd., Class A(a)(b)	82,399	957,476
Kodiak Sciences, Inc.(a)	61,971	5,691,417
Krystal Biotech, Inc.(a)	26,709	2,151,410
Legend Biotech Corp., ADR(a)	174,194	8,972,733
Ligand Pharmaceuticals, Inc.(a)	20,058	3,247,791
MacroGenics, Inc.(a)	73,513	1,293,829
Madrigal Pharmaceuticals, Inc.(a)	19,964	1,651,222
Magenta Therapeutics, Inc.(a)(b)	70,399	396,346

21 | November 30, 2021

ALPS Medical Breakthroughs ETF
Schedule of Investments	November 30, 2021

Security Description	Shares	Value
Biotechnology (continued)
Marker Therapeutics, Inc.(a)	98,455	$116,177
MEI Pharma, Inc.(a)	135,519	456,699
MeiraGTx Holdings PLC(a)	53,306	942,450
Mirum Pharmaceuticals, Inc.(a)(b)	36,659	521,658
Molecular Templates, Inc.(a)(b)	67,529	270,791
MorphoSys AG, ADR(a)	162,495	1,642,824
Orchard Therapeutics PLC, ADR(a)	142,988	193,034
Organogenesis Holdings, Inc.(a)	154,678	1,556,061
Praxis Precision Medicines, Inc.(a)	53,723	919,201
Prothena Corp. PLC(a)	54,174	2,716,826
PTC Therapeutics, Inc.(a)	84,861	3,153,435
Puma Biotechnology, Inc.(a)	48,316	149,780
Radius Health, Inc.(a)	56,810	935,093
RAPT Therapeutics, Inc.(a)	35,439	1,157,083
REGENXBIO, Inc.(a)(b)	51,182	1,637,824
Replimune Group, Inc.(a)(b)	56,221	1,601,736
Rocket Pharmaceuticals, Inc.(a)(b)	76,484	1,868,504
Sage Therapeutics, Inc.(a)	70,686	2,750,392
Sangamo Therapeutics, Inc.(a)	174,825	1,449,299
Savara, Inc.(a)(b)	138,772	149,874
Scholar Rock Holding Corp.(a)	41,429	1,099,940
Selecta Biosciences, Inc.(a)	138,372	415,116
Sensei Biotherapeutics, Inc.(a)	36,742	252,785
Seres Therapeutics, Inc.(a)(b)	110,284	1,186,656
SpringWorks Therapeutics, Inc.(a)	59,118	4,247,628
Spruce Biosciences, Inc.(a)(b)	27,696	71,456
Stoke Therapeutics, Inc.(a)	44,140	1,099,086
Syndax Pharmaceuticals, Inc.(a)	58,417	932,919
Syros Pharmaceuticals, Inc.(a)(b)	74,486	294,965
TG Therapeutics, Inc.(a)	171,759	2,610,737
Travere Therapeutics, Inc.(a)	73,043	2,085,378
Vanda Pharmaceuticals, Inc.(a)	66,933	1,084,315
Verastem, Inc.(a)	217,399	580,455
Vericel Corp.(a)(b)	56,056	2,085,844
Viking Therapeutics, Inc.(a)(b)	94,057	499,443
Vir Biotechnology, Inc.(a)	157,079	7,448,686
VistaGen Therapeutics, Inc.(a)	232,097	447,947
XBiotech, Inc.	36,494	460,554
Xencor, Inc.(a)	70,114	2,539,529
Xenon Pharmaceuticals, Inc.(a)	49,445	1,320,182
Y-mAbs Therapeutics, Inc.(a)(b)	52,337	893,916

Security Description	Shares	Value
Biotechnology (continued)
Zymeworks, Inc.(a)(b)	55,765	$1,121,434
Total Biotechnology		188,833,284

TOTAL COMMON STOCKS
(Cost $215,529,696)		188,833,284

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (3.62%)
Money Market Fund (0.09%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $173,428)	0.01%	173,428	173,428

Investments Purchased with Collateral
from Securities Loaned (3.53%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%
(Cost $6,666,410)		6,666,410	6,666,410
TOTAL SHORT TERM INVESTMENTS
(Cost $6,839,838)			6,839,838

TOTAL INVESTMENTS (103.57%)
(Cost $222,369,534)			$195,673,122
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.57%)			(6,743,807)
NET ASSETS - 100.00%			$188,929,315

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $16,199,748.

See Notes to Financial Statements.

22 | November 30, 2021

ALPS ETF Trust
Statements of Assets and Liabilities	November 30, 2021

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Global Travel Beneficiaries ETF	ALPS Medical Breakthroughs ETF
ASSETS:
Investments, at value	$1,066,972,179	$240,823,797	$7,681,402	$195,673,122
Foreign Currency, at value (Cost $52,743, $–, $– and $–)	52,743	–	–	–
Dividends receivable	972,541	131,840	3,409	6,673
Receivable for investments sold	26,465,996	–	–	–
Total Assets	1,094,463,459	240,955,637	7,684,811	195,679,795

LIABILITIES:
Payable to adviser	491,022	102,945	4,465	84,070
Payable for investments purchased	22,930,211	–	–	–
Payable for capital shares redeemed	3,784,265	–	–	–
Payable for collateral upon return of securities loaned	52,491,002	3,307,091	15,322	6,666,410
Other payables	–	–	14	–
Total Liabilities	79,696,500	3,410,036	19,801	6,750,480
NET ASSETS	$1,014,766,959	$237,545,601	$7,665,010	$188,929,315

NET ASSETS CONSIST OF:
Paid-in capital	$931,412,922	$196,610,272	$8,047,426	$294,227,122
Total distributable earnings	83,354,037	40,935,329	(382,416)	(105,297,807)
NET ASSETS	$1,014,766,959	$237,545,601	$7,665,010	$188,929,315

INVESTMENTS, AT COST	$934,385,814	$195,631,194	$8,056,591	$222,369,534

PRICING OF SHARES
Net Assets	$1,014,766,959	$237,545,601	$7,665,010	$188,929,315
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	13,725,002	4,925,002	325,002	4,400,000
Net Asset Value, offering and redemption price per share	$73.94	$48.23	$23.58	$42.94

See Notes to Financial Statements.

23 | November 30, 2021

ALPS ETF Trust
Statements of Operations	For the Year or Period Ended November 30, 2021

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Global Travel Beneficiaries ETF(a)	ALPS Medical Breakthroughs ETF
INVESTMENT INCOME:
Dividends*	$5,433,351	$1,662,790	$22,409	$83,457
Securities Lending Income	2,367,667	100,942	9	257,389
Total Investment Income	7,801,018	1,763,732	22,418	340,846

EXPENSES:
Investment adviser fees	5,308,533	1,087,310	9,936	1,193,016
Total Expenses	5,308,533	1,087,310	9,936	1,193,016
NET INVESTMENT INCOME/(LOSS)	2,492,485	676,422	12,482	(852,170)

REALIZED AND UNREALIZED GAIN/LOSS
Net realized gain/(loss) on investments(b)	85,375,057	14,581,057	(19,426)	46,250,415
Net realized gain/(loss) on foreign currency transactions	28,395	(15,248)	(287)	–
Total net realized gain/(loss)	85,403,452	14,565,809	(19,713)	46,250,415
Net change in unrealized appreciation/(depreciation) on
investments	(103,055,187)	5,498,212	(375,189)	(77,077,650)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(3,123)	(627)	4	–
Total net change in unrealized appreciation/(depreciation)	(103,058,310)	5,497,585	(375,185)	(77,077,650)
NET REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS	(17,654,858)	20,063,394	(394,898)	(30,827,235)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,162,373)	$20,739,816	$(382,416)	$(31,679,405)
*Net of foreign tax withholding.	$472,545	$65,131	$757	$14,300

(a)	The ALPS Global Travel Beneficiaries ETF commenced operations on September 8, 2021.
(b)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

24 | November 30, 2021

ALPS Clean Energy ETF
Statement of Changes in Net Assets

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
OPERATIONS:
Net investment income	$2,492,485	$1,394,194
Net realized gain	85,403,452	25,462,409
Net change in unrealized appreciation/(depreciation)	(103,058,310)	221,185,662
Net increase/(decrease) in net assets resulting from operations	(15,162,373)	248,042,265

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(2,023,844)	(671,822)
From tax return of capital	(3,160,255)	(1,796,052)
Total distributions	(5,184,099)	(2,467,874)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	667,197,824	307,508,147
Cost of shares redeemed	(241,541,495)	(49,984,572)
Net increase from capital share transactions	425,656,329	257,523,575
Net increase in net assets	405,309,857	503,097,966

NET ASSETS:
Beginning of year	609,457,102	106,359,136
End of year	$1,014,766,959	$609,457,102

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	8,700,002	3,300,002
Shares sold	8,400,000	6,400,000
Shares redeemed	(3,375,000)	(1,000,000)
Shares outstanding, end of period	13,725,002	8,700,002

See Notes to Financial Statements.

25 | November 30, 2021

ALPS Disruptive Technologies ETF
Statement of Changes in Net Assets

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
OPERATIONS:
Net investment income	$676,422	$680,608
Net realized gain/(loss)	14,565,809	(27,973)
Net change in unrealized appreciation	5,497,585	30,918,437
Net increase in net assets resulting from operations	20,739,816	31,571,072

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(633,863)	(330,120)
Total distributions	(633,863)	(330,120)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	100,271,458	50,822,701
Cost of shares redeemed	(33,290,851)	(6,514,699)
Net increase from capital share transactions	66,980,607	44,308,002
Net increase in net assets	87,086,560	75,548,954

NET ASSETS:
Beginning of year	150,459,041	74,910,087
End of year	$237,545,601	$150,459,041

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	3,500,002	2,350,002
Shares sold	2,125,000	1,350,000
Shares redeemed	(700,000)	(200,000)
Shares outstanding, end of period	4,925,002	3,500,002

See Notes to Financial Statements.

26 | November 30, 2021

ALPS Global Travel Beneficiaries ETF
Statement of Changes in Net Assets

For the Period September 8, 2021 (Commencement of Operations) to November 30, 2021
OPERATIONS:
Net investment income	$12,482
Net realized loss	(19,713)
Net change in unrealized depreciation	(375,185)
Net decrease in net assets resulting from operations	(382,416)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	8,047,426
Net increase from capital share transactions	8,047,426
Net increase in net assets	7,665,010

NET ASSETS:
Beginning of period	–
End of period	$7,665,010

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	325,002
Shares outstanding, end of period	325,002

See Notes to Financial Statements.

27 | November 30, 2021

ALPS Medical Breakthroughs ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
OPERATIONS:
Net investment loss	$(852,170)	$(647,914)
Net realized gain	46,250,415	8,402,482
Net change in unrealized appreciation/(depreciation)	(77,077,650)	25,696,634
Net increase/(decrease) in net assets resulting from operations	(31,679,405)	33,451,202

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	–	(84,005)
Total distributions	–	(84,005)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	97,970,744	67,423,531
Cost of shares redeemed	(119,904,054)	(55,818,424)
Net increase/(decrease) from capital share transactions	(21,933,310)	11,605,107
Net increase/(decrease) in net assets	(53,612,715)	44,972,304

NET ASSETS:
Beginning of year	242,542,030	197,569,726
End of year	$188,929,315	$242,542,030

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	4,950,000	5,000,000
Shares sold	1,800,000	1,550,000
Shares redeemed	(2,350,000)	(1,600,000)
Shares outstanding, end of period	4,400,000	4,950,000

See Notes to Financial Statements.

28 | November 30, 2021

ALPS Clean Energy ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2021		For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Period June 28, 2018 (Commencement of Operations) to November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$70.05		$32.23	$25.03	$24.95

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.20		0.25	0.32	0.09
Net realized and unrealized gain/(loss)	4.11		38.08	7.42	(0.01)
Total from investment operations	4.31		38.33	7.74	0.08

DISTRIBUTIONS:
From net investment income	(0.17)		(0.18)	(0.23)	–
Tax return of capital	(0.25)		(0.33)	(0.31)	–
Total distributions	(0.42)		(0.51)	(0.54)	–

Net increase in net asset value	3.89		37.82	7.20	0.08
NET ASSET VALUE, END OF PERIOD	$73.94		$70.05	$32.23	$25.03
TOTAL RETURN(b)	6.16%		120.45%	31.28%	0.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,014,767		$609,457	$106,359	$16,271

Ratio of expenses to average net assets	0.56	%(c)	0.65%	0.65%	0.65	%(d)
Ratio of net investment income to average net assets	0.26%		0.57%	1.10%	0.89	%(d)
Portfolio turnover rate(e)	39%		34%	15%	9%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Effective January 1, 2021, the Fund's Advisory Fee changed from 0.65% to 0.55%.
(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

29 | November 30, 2021

ALPS Disruptive Technologies ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Period December 28, 2017 (Commencement of Operations) to November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$42.99	$31.88	$26.21	$25.08

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.15	0.25	0.14	0.13
Net realized and unrealized gain	5.26	11.00	5.61	1.00	(b)
Total from investment operations	5.41	11.25	5.75	1.13

DISTRIBUTIONS:
From net investment income	(0.17)	(0.14)	(0.08)	–
Total distributions	(0.17)	(0.14)	(0.08)	–

Net increase in net asset value	5.24	11.11	5.67	1.13
NET ASSET VALUE, END OF PERIOD	$48.23	$42.99	$31.88	$26.21
TOTAL RETURN(c)	12.60%	35.42%	22.04%	4.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$237,546	$150,459	$74,910	$48,483

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50	%(d)
Ratio of net investment income to average net assets	0.31%	0.72%	0.48%	0.53	%(d)
Portfolio turnover rate(e)	26%	38%	42%	33%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized loss on investments per share does not correlate to aggregate of the net realized and unrealized gain in the Statements of Operations for the period ended November 30, 2018, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

30 | November 30, 2021

ALPS Global Travel Beneficiaries ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Period September 8, 2021 (Commencement of Operations) to November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$24.91

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.05
Net realized and unrealized loss	(1.38)
Total from investment operations	(1.33)

Net (decrease) in net asset value	(1.33)
NET ASSET VALUE, END OF PERIOD	$23.58
TOTAL RETURN(b)	(5.34)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$7,665

Ratio of expenses to average net assets	0.65	%(c)
Ratio of net investment income to average net assets	0.82	%(c)
Portfolio turnover rate(d)	19%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

31 | November 30, 2021

ALPS Medical Breakthroughs ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$49.00	$39.51	$33.59	$31.70	$24.16

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (a)	(0.18)	(0.13)	0.03	(0.10)	0.18
Net realized and unrealized gain/(loss)	(5.88)	9.64	6.67	2.57 (b)	7.36
Total from investment operations	(6.06)	9.51	6.70	2.47	7.54

DISTRIBUTIONS:
From net investment income	–	(0.02)	(0.78)	(0.58)	–
Total distributions	–	(0.02)	(0.78)	(0.58)	–

Net increase/(decrease) in net asset value	(6.06)	9.49	5.92	1.89	7.54
NET ASSET VALUE, END OF PERIOD	$42.94	$49.00	$39.51	$33.59	$31.70
TOTAL RETURN(c)	(12.37)%	24.07%	20.99%	7.81%	31.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$188,929	$242,542	$197,570	$221,694	$128,402

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income/(loss) to average net assets	(0.36)%	(0.33)%	0.09%	(0.27)%	0.66%
Portfolio turnover rate(d)	81%	68%	88%	48%	43%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized loss on investments per share does not correlate to aggregate of the net realized and unrealized gain in the Statements of Operations for the year ended November 30, 2018, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

32 | November 30, 2021

ALPS ETF Trust
Notes to Financial Statements	November 30, 2021

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2021, the Trust consisted of eighteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF, ALPS Global Travel Beneficiaries ETF and the ALPS Medical Breakthroughs (each a “Fund” and collectively, the “Funds”). ALPS Clean Energy ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. ALPS Disruptive Technologies ETF, ALPS Global Travel Beneficiaries ETF and ALPS Medical Breakthroughs ETF have elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the ALPS Clean Energy ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the CIBC Atlas Clean Energy Total Return Index. The investment objective of the ALPS Disruptive Technologies ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the Indxx Disruptive Technologies Total Return Index. The investment objective of the ALPS Global Travel Beneficiaries ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the S-Network Global Travel Index. The investment objective of the ALPS Medical Breakthroughs ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the S-Network Medical Breakthroughs Total Return Index.

The shares of the ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF, the ALPS Global Travel Beneficiaries ETF and the ALPS Medical Breakthroughs ETF (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. On October 1, 2021, ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF and ALPS Medical Breakthroughs ETF each reduced its Creation Unit size from 50,000 to 25,000 shares.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

33 | November 30, 2021

ALPS ETF Trust
Notes to Financial Statements	November 30, 2021

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

34 | November 30, 2021

ALPS ETF Trust
Notes to Financial Statements	November 30, 2021

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2021:

ALPS Clean Energy ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$906,862,424	$–	$–	$906,862,424
Master Limited Partnerships*	106,640,977	–	–	106,640,977
Short Term Investments	53,468,778	–	–	53,468,778
Total	$1,066,972,179	$–	$–	$1,066,972,179

ALPS Disruptive Technologies ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$235,116,794	$–	$–	$235,116,794
Master Limited Partnerships*	2,274,451	–	–	2,274,451
Short Term Investments	3,432,552	–	–	3,432,552
Total	$240,823,797	$–	$–	$240,823,797

ALPS Global Travel Beneficiaries ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$7,655,852	$–	$–	$7,655,852
Short Term Investments	25,550	–	–	25,550
Total	$7,681,402	$–	$–	$7,681,402

ALPS Medical Breakthroughs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$188,833,284	$–	$–	$188,833,284
Short Term Investments	6,839,838	–	–	6,839,838
Total	$195,673,122	$–	$–	$195,673,122

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2021.

C. Foreign Investment Risk

The Funds may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in foreign currency.

Countries with emerging markets may have relatively unstable governments and may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

35 | November 30, 2021

ALPS ETF Trust
Notes to Financial Statements	November 30, 2021

Because foreign markets may be open on different days than the days during which investors may purchase the shares of the Fund, the value of the Funds’ securities may change on the days when investors are not able to purchase the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its Index.

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis.

F. Dividends and Distributions to Shareholders

Dividends from net investment income for the ALPS Disruptive Technology ETF, the ALPS Global Travel Beneficiaries ETF and the ALPS Medical Breakthroughs ETF, if any, are declared and paid annually or as the Board may determine from time to time. Dividends from net investment income for ALPS Clean Energy ETF, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

G. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2021, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings
ALPS Clean Energy ETF	$129,568,999	$(129,568,999)
ALPS Disruptive Technologies ETF	15,095,424	(15,095,424)
ALPS Global Travel Beneficiaries ETF	–	–
ALPS Medical Breakthroughs ETF	46,828,239	(46,828,239)

For ALPS Medical Breakthroughs ETF, included in the amounts reclassified was a net operating loss offset to Paid-in Capital in the amount of $617,193.

The tax character of the distributions paid during the fiscal years ended November 30, 2021 and November 30, 2020 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2021
ALPS Clean Energy ETF	$2,023,844	$–	$3,160,255
ALPS Disruptive Technologies ETF	633,863	–	–
ALPS Global Travel Beneficiaries ETF	–	–	–
ALPS Medical Breakthroughs ETF	–	–	–

36 | November 30, 2021

ALPS ETF Trust
Notes to Financial Statements	November 30, 2021

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2020
ALPS Clean Energy ETF	$671,822	$–	$1,796,052
ALPS Disruptive Technologies ETF	330,120	–	–
ALPS Global Travel Beneficiaries ETF	–	–	–
ALPS Medical Breakthroughs ETF	84,005	–	–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2021, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Clean Energy ETF	$47,831,913	$–
ALPS Disruptive Technologies ETF	2,798,682	1,737,476
ALPS Global Travel Beneficiaries ETF	15,333	–
ALPS Medical Breakthroughs ETF	44,254,973	32,473,807

The ALPS Medical Breakthrough ETF elects to defer to the year ending November 30, 2022, late year ordinary losses in the amount of $774,798.

As of November 30, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:

	Accumulated net investment income	Accumulated net realized loss on investments	Other accumulated losses	Net unrealized appreciation/ (depreciation) on investments	Total
ALPS Clean Energy ETF	–	$(47,831,913)	$(485,549)	$131,671,499	$83,354,037
ALPS Disruptive Technologies ETF	524,750	(4,536,158)	–	44,946,737	40,935,329
ALPS Global Travel Beneficiaries ETF	12,195	(15,333)	–	(379,278)	(382,416)
ALPS Medical Breakthroughs ETF	–	(77,503,578)	–	(27,794,229)	(105,297,807)

As of November 30, 2021 the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Global Travel Beneficiaries ETF	ALPS Medical Breakthroughs ETF
Gross appreciation (excess of value over tax cost)	$239,027,862	$60,155,254	$233,763	$29,975,314
Gross depreciation (excess of tax cost over value)	(107,353,141)	(15,208,350)	(613,045)	(57,769,543)
Net depreciation of foreign currency	(3,222)	(167)	4	–
Net unrealized appreciation (depreciation)	$131,671,499	$44,946,737	$(379,278)	$(27,794,229)
Cost of investments for income tax purposes	$935,297,458	$195,876,893	$8,060,684	$223,467,351

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and investments in partnerships.

37 | November 30, 2021

ALPS ETF Trust
Notes to Financial Statements	November 30, 2021

H. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2021, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

I. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend their portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Funds’ securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with each Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in a Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of each Fund, and each Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of each Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2021:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Clean Energy ETF	$132,255,922	$52,491,002	$86,635,349	$139,126,351
ALPS Disruptive Technologies ETF	9,525,848	3,307,091	6,700,526	10,007,617
ALPS Global Travel Beneficiaries ETF	65,144	15,322	54,442	69,764
ALPS Medical Breakthroughs ETF	16,199,748	6,666,410	9,752,538	16,418,948

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

38 | November 30, 2021

ALPS ETF Trust
Notes to Financial Statements	November 30, 2021

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2021:

ALPS Clean Energy ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$52,491,002	$–	$–	$–	$52,491,002
Total Borrowings					52,491,002
Gross amount of recognized liabilities for securities lending (collateral received)					$52,491,002

ALPS Disruptive Technologies ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$3,307,091	$–	$–	$–	$3,307,091
Total Borrowings					3,307,091
Gross amount of recognized liabilities for securities lending (collateral received)					$3,307,091

ALPS Global Travel Beneficiaries ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$15,322	$–	$–	$–	$15,322
Total Borrowings					15,322
Gross amount of recognized liabilities for securities lending (collateral received)					$15,322

ALPS Medical Breakthroughs ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$6,666,410	$–	$–	$–	$6,666,410
Total Borrowings					6,666,410
Gross amount of recognized liabilities for securities lending (collateral received)					$6,666,410

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
ALPS Clean Energy ETF	0.55%*
ALPS Disruptive Technologies ETF	0.50%
ALPS Global Travel Beneficiaries ETF	0.65%
ALPS Medical Breakthroughs ETF	0.50%

*	Effective January 1, 2021, the ALPS Clean Energy ETF changed its management fee from 0.65% to 0.55%.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator for the Funds.

39 | November 30, 2021

ALPS ETF Trust
Notes to Financial Statements	November 30, 2021

Each Trustee receives (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Clean Energy ETF	$350,791,662	$359,206,543
ALPS Disruptive Technologies ETF	56,520,255	57,474,084
ALPS Global Travel Beneficiaries ETF	1,288,184	1,115,516
ALPS Medical Breakthroughs ETF	191,520,834	190,963,851

For the year ended November 30, 2021, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Clean Energy ETF	$667,197,294	$232,264,873
ALPS Disruptive Technologies ETF	99,710,592	31,781,571
ALPS Global Travel Beneficiaries ETF	7,877,784	–
ALPS Medical Breakthroughs ETF	97,973,652	121,373,055

For the year ended November 30, 2021, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS Clean Energy ETF	$131,910,055
ALPS Disruptive Technologies ETF	15,146,791
ALPS Medical Breakthroughs ETF	48,194,108

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The ALPS Clean Energy ETF and ALPS Disruptive Technologies ETF engaged in cross trades between other funds in the Trust during the year ended November 30, 2021 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

40 | November 30, 2021

ALPS ETF Trust
Notes to Financial Statements	November 30, 2021

Transactions related to cross trades during the year ended November 30, 2021, were as follows:

	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
ALPS Clean Energy ETF	$287,713	$–	$–
ALPS Disruptive Technologies ETF	–	287,713	(859)

7. MARKET DISRUPTIONS RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause each Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities each Fund holds, and may adversely affect each Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of each Fund’s securities or other assets. Such impacts may adversely affect the performance of the Funds.

8. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

41 | November 30, 2021

ALPS ETF Trust
Additional Information	November 30, 2021 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2020:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Clean Energy ETF	100.00%	16.87%
ALPS Disruptive Technologies ETF	69.64%	27.07%
ALPS Medical Breakthroughs ETF	0.00%	0.00%

In early 2021, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2020 via Form 1099. The Funds will notify shareholders in early 2022 of amounts paid to them by the Funds, if any, during the calendar year 2021.

LICENSING AGREEMENT

ALPS Clean Energy ETF

CIBC NTC is the designer of the construction and methodology for the Underlying Index. “CIBC NTC” and “CIBC Atlas Clean Energy Index” are service marks or trademarks of the Index Provider. CIBC NTC acts as brand licensor for the Underlying Index and is not responsible for the descriptions of the Fund that appear herein.

The Fund is not sponsored by CIBC NTC or any of its affiliates. CIBC NTC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. CIBC NTC does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assumes no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. CIBC NTC has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index. CIBC NTC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund.

CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund. CIBC NTC makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. CIBC NTC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall CIBC NTC have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

All intellectual property rights in the Underlying Index vests in CIBC NTC.

42 | November 30, 2021

ALPS ETF Trust
Additional Information	November 30, 2021 (Unaudited)

The Underlying Index is the property of CIBC NTC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Underlying Index. The Underlying Index is not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Underlying Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by CIBC NTC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices’ only relationship to CIBC NTC with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services related to the Underlying Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY CIBC NTC, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

The Index Provider is not affiliated with the Trust, the Adviser or ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”). The Index Provider has entered into a license agreement with the Adviser (the “License Agreement”). The use of the Underlying Index by the Adviser and the Fund is subject to the terms of the License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

ALPS Disruptive Technology ETF

“Indxx” is a service mark of Indxx, LLC (“Indxx” or the “Index Provider”) and has been licensed for use for certain purposes by ALPS Advisors, Inc. (the “Adviser”).

The ALPS Disruptive Technologies ETF is not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the ALPS Disruptive Technologies ETF or any member of the public regarding the advisability of investing in securities generally or in the ALPS Disruptive Technologies ETF particularly. Indxx has no obligation to take the needs of ALPS Advisors, Inc. or the shareholders of ALPS Disruptive Technologies ETF into consideration in determining, composing, or calculating the Underlying Index. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the ALPS Disruptive Technologies ETF shares to be issued or in the determination or calculation of the equation by which the ALPS Disruptive Technologies ETF is to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the ALPS Disruptive Technologies ETF.

INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE INDEX(ES), TRADING BASED ON THE INDEX(ES), OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE PRODUCTS, OR FOR ANY OTHER USE. INDXX EXPRESSLY DISCLAIMS ALL WARRANTIES AND CONDITIONS, EXPRESS, STATUTORY, OR IMPLIED, EXCEPT AS SET FORTH IN THIS AGREEMENT. EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH IN THIS AGREEMENT, INDXX HEREBY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY, TITLE, OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX(ES) OR ANY DATA INCLUDED THEREIN. INDXX DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, ITS SHAREHOLDERS OR AFFILIATES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY INDXX OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY INDXX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INDXX HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

43 | November 30, 2021

ALPS ETF Trust
Additional Information	November 30, 2021 (Unaudited)

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

ALPS Global Travel Beneficiaries ETF

S-Network and S-Network Global Travel Index are service marks of S-Network Global Indexes, Inc. ("S-Network") and have been licensed for use by the ALPS Advisors, Inc. (“ALPS”). The Fund is not issued, sponsored, endorsed, sold or promoted by S-Network or its affiliates. S-Network makes no representation or warranty, express or implied, to the purchasers or owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance. S-Network's only relationship to the Fund is the licensing of the service marks and the Index, which is determined, composed and calculated by S-Network without regard to ALPS or the Fund. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund issued by ALPS. S-Network has no obligation or liability in connection with the issuance, administration, marketing or trading of the Fund.

S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S-NETWORK GLOBAL TRAVEL INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S-NETWORK GLOBAL TRAVEL INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S-NETWORK GLOBAL TRAVEL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, UNLESS ARISING AS A RESULT OF S-NETWORK'S (i) GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, (ii) BREACH OF ITS CONFIDENTIALITY OBLIGATIONS: OR (iii) INDEMNIFICATION OBLIGATIONS, S-NETWORK SHALL NOT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

ALPS Medical Breakthroughs ETF

The Fund is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of the physical commodities market. Licensor’s only relationship to the Licensee is the licensing of certain service marks and trade names of Licensor and of the Underlying Index that is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

44 | November 30, 2021

ALPS ETF Trust
Additional Information	November 30, 2021 (Unaudited)

Standard & Poor’s Custom Indexes serves as calculation agent for the Index. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to S-Network Global Indexes, Inc. is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s®, and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by S-Network Global Indexes, Inc.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

45 | November 30, 2021

ALPS ETF Trust
Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2021 (Unaudited)

ALPS Clean Energy ETF, ALPS Disruptive Technology ETF, ALPS Medical Breakthroughs ETF

At a meeting held on June 7, 2021 via electronic means (video-conference), the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreements between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Clean Energy ETF (“ACES”), the ALPS Disruptive Technologies ETF (“DTEC”) and the ALPS Medical Breakthroughs ETF (“SBIO”) (each “a Fund” and collectively the “Funds”). The Independent Trustees also met separately to consider each Investment Advisory Agreement.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreements, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreements, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board reviewed information on the performance of each Fund and its applicable benchmark. The Board also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on this review, the Board, including the Independent Trustees. found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Board noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for ACES is higher than the median of its FUSE expense group. DTEC is equal to the median of its FUSE expense group. ACES’ net expense ratio, however, is lower than the median of its FUSE expense group. DTEC’s net expense ratio is at the median of its FUSE expense group. The gross management fee rate for SBIO is lower than the median of its FUSE expense group. SBIO’s net expense ratio is also below the median of its FUSE expense group.

Based on the foregoing, and the other information available to them, the Board, including the Independent Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees reviewed and noted the relatively small sizes of DTEC and SBIO and concluded that AAI was not realizing any economies of scale. With respect to ACES, the Independent Trustees noted that the Fund’s asset levels have increased sharply over the prior year and that current profitability levels were not unreasonable. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

In voting to renew each Investment Advisory Agreement, the Board, including the Independent Trustees concluded that the terms of each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

ALPS Global Travel Beneficiaries ETF

At a meeting held on June 7, 2021 via electronic means (video-conference), the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the Investment Advisory Agreement (the “New Fund Advisory Agreement”) between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Global Travel Beneficiaries ETF (“JRNY” or the “New Fund”). The Independent Trustees also met separately to consider the New Fund Advisory Agreement.

46 | November 30, 2021

ALPS ETF Trust
Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2021 (Unaudited)

In evaluating the New Fund Advisory Agreement, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services expected to be provided by the Adviser to the New Fund under the New Fund Advisory Agreement; (ii) the advisory fees and other expenses proposed to be paid by the New Fund compared to those of similar funds managed by other investment advisers; (iii) the expected costs of the services to be provided to the New Fund and the projected profitability to be realized by the Adviser and its affiliates from the Adviser’s relationship with the New Fund; (iv) the extent to which economies of scale would be realized if and as the New Fund’s assets increase and whether the fee level in the New Fund Advisory Agreement reflects these economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the New Fund Advisory Agreement, the Board, including the Independent Trustees, considered and reviewed information concerning the services proposed to be provided under the New Fund Advisory Agreement, the proposed investment strategy, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organization and the background and experience of the persons who would be responsible for the day-to-day management of the New Fund, the anticipated financial support of the New Fund, and the nature and quality of services provided to other ETFs, open-end and closed-end funds sponsored by the Adviser. Based upon their review, the Board, including the Independent Trustees, concluded that the Adviser was qualified to oversee the services to be provided by other service providers and that the services to be provided by the Adviser to the New Fund are expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Adviser, the Board, including the Independent Trustees, considered the resources involved in managing the New Fund as well as the fact that the Adviser agreed to pay all of the New Fund’s expenses (except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the New Fund’s business) out of the unitary advisory fee. Based on their review, the Board, including the Independent Trustees, concluded that the expected profitability of the New Fund to the Adviser was not unreasonable.

The Board, including the Independent Trustees, also reviewed comparative fee and expense data provided by FUSE regarding the New Fund. The Trustees noted the proposed advisory fee for services to be provided to the New Fund by the Adviser was 0.65% of the New Fund’s average daily net assets. The Trustees also considered that the advisory fee with respect to the New Fund was a unitary one and that, as set forth above, the Adviser had agreed to pay all of the New Fund’s expenses (except for interest expenses, marketing fees, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the New Fund’s business) out of the unitary fee. The Board, including the Independent Trustees, considered that, taking into account the impact of the New Fund’s unitary advisory fee, the New Fund’s expense ratio was above the median of its FUSE gross advisory fees peer group and at median of its FUSE total net expenses peer group. Based on the foregoing and the other information available to them, the Board, including the Independent Trustees, concluded that the advisory fees for the New Fund were reasonable under the circumstances and in light of the quality of services to be provided.

The Board, including the Independent Trustees, also considered other benefits that may be realized by the Adviser from its relationship with the New Fund and concluded that the advisory fees were reasonable taking into account such benefits.

The Board, including the Independent Trustees, considered the extent to which economies of scale would be realized as the New Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the New Fund investors. Because the New Fund is newly organized, the Trustees reviewed the New Fund’s proposed unitary advisory fee and anticipated expenses and determined to review economies of scale in the future when the New Fund had attracted assets.

In voting to approve the New Fund Advisory Agreement, the Board, including the Independent Trustees, concluded that the terms of the New Fund Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

47 | November 30, 2021

ALPS ETF Trust
Trustees & Officers	November 30, 2021 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	36	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (32 funds); Reaves Utility Income Fund; and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	36	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (32 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014-2017; Board Member, Strong-Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017-2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015-present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	19	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

48 | November 30, 2021

ALPS ETF Trust
Trustees & Officers	November 30, 2021 (Unaudited)

The Trustee who is an “interested person” of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (“AAI”), and Director of ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Mr. Burke retired from ALPS in June 2019.	31	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (32 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Effective December 1, 2021, Mr. Burke is an Independent Trustee of the Trust.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

49 | November 30, 2021

ALPS ETF Trust
Trustees & Officers	November 30, 2021 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc. From June 2018 to November 2021 she also served as Treasurer of Boulder Growth & Income Fund, Inc.
Brendan Hamill, 1986	Secretary	Since September 2021	Mr. Hamill joined ALPS in August 2021, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Hamill was an attorney at Lewis Brisbois Bisgaard & Smith, LLP (law firm) (December 2018-August 2021) and Vedder Price, P.C. (law firm) (August 2015-December 2018). Mr. Hamill also serves as Secretary of Financial Investors Trust, Secretary of ALPS Variable Investment Trust, Secretary of Principal Real Estate Income Fund, and Assistant Secretary of James Advantage Funds.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

50 | November 30, 2021

Intentionally Left Blank

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Report

November 30, 2021

ALPS Sector Dividend Dogs ETF (NYSE ARCA: SDOG)

ALPS International Sector Dividend Dogs ETF (NYSE ARCA: IDOG)

ALPS Emerging Sector Dividend Dogs ETF (NYSE ARCA: EDOG)

ALPS REIT Dividend Dogs ETF (NYSE ARCA: RDOG)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	13
Report of Independent Registered Public Accounting Firm	14
Financial Statements
Schedule of Investments	15
Statements of Assets and Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	26
Notes to Financial Statements	30
Additional Information	38
Board Considerations Regarding Approval of Investment Advisory Agreements	40
Trustees and Officers	41

alpsfunds.com

ALPS Sector Dividend Dogs ETF

Performance Overview	November 30, 2021 (Unaudited)

Investment Objective

The ALPS Sector Dividend Dogs ETF (the “Fund” or “SDOG”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index (the “Underlying Index”).

The Underlying Index is a rules based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S&P 500® Total Return Index (“SPX”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors, excluding the real estate sector, that make up the S&P 500® Total Return Index which offer the highest dividend yields.

Performance Overview

The ALPS Sector Dividend Dogs ETF, for the twelve-month period ended November 30, 2021, generated a total return of 19.77%, in-line with the Fund’s Underlying Index, net of fees, which returned 20.33%. The Fund underperformed the S&P 500® Total Return Index (“S&P 500®”), which returned 27.92% for the same period.

The trailing twelve-month yield for the Fund’s underlying constituents as of November 30, 2021 was 3.46% vs. 1.28% for the S&P 500®.

The S&P 500® returned 27.92% for the trailing twelve-month (TTM) period ended November 30, 2021, finishing near its all-time high. Unmoved by persistent talks of inflation and policy changes, markets surged without significant drawdowns until September. October proved resilient, as the drawdown was met by a swift bounce back to all-time-highs for most of the averages. Main macroeconomic talking points throughout 2021 centered on inflation and the question surrounding how transitory price increases would turn out to be. Inflation fears continued to be justified with the Consumer Price Index (CPI) surging 6.2% in October, along with core inflation readings increasing 4.6% for the same month; both indicators notching their largest increases since December 1990, and August 1991, respectively. Federal Reserve Chairman Powell was quick to reassure markets of the non-persistent inflation narrative throughout 2021 and announced a taper and reduction of balance sheet purchases starting in November of ‘21. Although the Fed plans to complete tapering before any rate hikes in 2022, projections of the magnitude for rate increases vary, as global supply chain woes and the newly discovered Omicron variant do not ensure a future without added policy support. Despite a murky outlook for 2021 and heading into the New Year, global GDP surpassed pre-pandemic levels in 2021, aided by policy support and strong consumer spending. Record profit margins for U.S. corporations led the way for record valuations through most of the year, but was matched by an earnings season in Q3 where many companies cut forward looking expectations amid a slowing global growth outlook.

Compared to the S&P 500®, the Fund saw a negative impact (-2.35%) from sector allocation effect for the period. The underperformance was largely driven by relative under-weighting in Information Technology (average weight for the period of 9.95% vs. 27.47% in SPX), however the positive allocation effect was mainly attributed to the relative over-weight in Energy (average weight for the period of 10.19% vs. 2.68% in SPX); a result of the equal sector weight strategy. The Fund also saw a negative impact (-7.48%) from selection effect, with Information Technology lagging all other sectors and detracting 3.32%. The Fund’s Consumer Staples names exhibited the strongest positive contribution to overall selection effect for the period.

The best performing stocks in the Fund for the period were Oneok Inc. (OKE), which increased 79.63%, and Seagate Technology Holdings (STX), which saw a gain of 76.01%. Other top performers included Exxon Mobil Corp. (XOM), which rose 66.66%, and CF Industries Holdings Inc. (CF), which climbed 64.73%. The largest detractors were Western Union Co. (WU), which decreased 28.41%, Sylvamo Corp. (SLVM), which fell 21.21%, and Kyndryl Holdings Inc. (KD), which lost 21.04%.

Looking forward, the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors (excluding Real Estate) in the S&P 500® is intended to provide meaningfully higher yield relative to the S&P 500®, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to sector peers.

Performance (as of November 30, 2021)

	1 Year	5 Year	Since Inception^
ALPS Sector Dividend Dogs ETF – NAV	19.77%	7.52%	11.73%
ALPS Sector Dividend Dogs ETF – Market Price*	19.67%	7.50%	11.72%
S-Network® Sector Dividend Dogs Total Return Index	20.33%	7.98%	12.24%
S&P 500® Total Return Index	27.92%	17.90%	15.98%

Total Expense Ratio (per the current prospectus) 0.40%.

1 | November 30, 2021

ALPS Sector Dividend Dogs ETF

Performance Overview	November 30, 2021 (Unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was June 29, 2012.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® Sector Dividend Dogs Total Return Index is designed to serve as a fair, impartial and transparent measure of the performance of US large cap equities with above average dividend yields. The Underlying Index is a portfolio of fifty stocks derived from the S&P 500® Index. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period.

The S&P 500® Total Return Index is an index of 500 stocks chosen for market size, liquidity and industry grouping among other factors. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

2 | November 30, 2021

ALPS Sector Dividend Dogs ETF

Performance Overview	November 30, 2021 (Unaudited)

Top 10 Holdings* (as of November 30, 2021)

CF Industries Holdings, Inc.	2.73%
Seagate Technology Holdings PLC	2.51%
Pfizer, Inc.	2.41%
ONEOK, Inc.	2.33%
Comerica, Inc.	2.33%
Edison International	2.30%
Juniper Networks, Inc.	2.30%
Exxon Mobil Corp.	2.27%
Williams Cos., Inc.	2.26%
AbbVie, Inc.	2.22%
Total % of Top 10 Holdings	23.66%

*	% of Total Investments

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2021)

Energy	11.00%
Health Care	10.49%
Financials	10.35%
Information Technology	10.23%
Materials	10.09%
Utilities	10.05%
Communication Services	9.54%
Consumer Discretionary	9.54%
Industrials	9.43%
Consumer Staples	9.17%
Money Market Fund	0.11%
Total	100.00%

Growth of $10,000 (as of November 30, 2021)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2021

ALPS International Sector Dividend Dogs ETF

Performance Overview	November 30, 2021 (Unaudited)

Investment Objective

The ALPS International Sector Dividend Dogs ETF (the “Fund” or “IDOG”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Net Total Return Index (the “Underlying Index”).

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network® Developed Markets (ex NA) Index, a universe of mainly large capitalization stocks in international developed markets not located in the Americas (the “S-Net Developed Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors, excluding the real estate sector, that make up the S-Net Developed Markets which offer the highest dividend yields.

Performance Overview

The ALPS International Sector Dividend Dogs ETF, for the trailing twelve-month period ended November 30, 2021, generated a total return of 10.93%, relatively in-line with the Fund’s Underlying Index, net of fees, which returned 11.42%. The Fund slightly underperformed the Morningstar Developed Markets ex-North America Index (MSDINUS), which returned 10.87% for the same period.

The trailing twelve-month yield for the Fund’s constituents as of 11/30/2021 was 3.99%.

Developed Markets (ex-U.S.), as represented by the Morningstar Developed Markets ex-North America Index, returned 10.87% for the trailing twelve-month period ended November 30, 2021. In what is normally a headwind for international equities, the U.S. Dollar strengthened relative to the Euro, however ex-U.S. markets did not see the historical drop in performance from the move.

Similar to the U.S., Eurozone markets saw a strong earnings season and ongoing economic recovery from the pandemic. Value outperformed growth equities internationally for the majority of the year, with the gap in performance closing in recent months. Future growth prospects remain optimistic, predicated on lessening travel restrictions and temporary higher inflation. Annual inflation in the Eurozone was estimated at 3.4% in September, up from 2.2% in July. The ECB echoed the Fed’s dovish tone in European markets, stating it would tolerate any moderate overshoot of its 2.0% inflation target. Monetary policy decisions will be at the forefront of macro discussions, as many central banks have begun to raise rates or entertain the idea of tightening monetary policy. However, significant growth prospects remain, as continued post-pandemic fiscal policy will support global economic expansion heading into 2022.

Compared to the Morningstar Developed Markets ex-North America Index, the Fund saw a slightly negative impact of -0.61% from sector allocation where a relative overweight in Energy (average weight for the period of 10.02% vs. 2.93% in MSDINUS) contributed to positive performance, a result of the equal sector weighting strategy. The Fund’s relative overweight to the Utilities sector (average weight for the period of 10.04% vs. 3.40% in MSDINUS) detracted from positive performance. The Fund also saw relative underperformance of -1.73% attributed to selection effect.

From a geographical perspective, the highest contribution to return was attributed to holdings based in Japan. The Fund’s performance was adversely impacted by holdings based in France. Overall, the currency effect detracted roughly -0.15% to the overall performance of the Fund.

The best-performing stocks for the trailing twelve-month period were Hitachi Ltd. (6501 JP), which increased 57.90%, BP Plc. (BP/ LN), which returned 37.07%, and Telestra Corp Ltd. (TLS AU), which gained 31.08%. The worst performing stocks were Takeda Pharmaceutical Co Ltd. (4502 JP), which lost 22.14%, Edenred (EDEN FP), which fell 22.02%; and Continental AG (CON GR), which decreased 18.25%.

Looking forward, the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors in the S-Network Developed Markets (Ex N.A.) Index is intended to provide high yield relative to the Morningstar Developed Markets ex-North America Index, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

Performance (as of November 30, 2021)

	1 Year	5 Year	Since Inception^
ALPS International Sector Dividend Dogs ETF – NAV	10.93%	7.33%	4.76%
ALPS International Sector Dividend Dogs ETF – Market Price*	11.18%	7.27%	4.72%
S-Network® International Sector Dividend Dogs Net Total Return Index	11.42%	7.78%	5.18%
Morningstar® Developed Markets ex-North America Net Total Return Index	10.87%	9.33%	6.65%

Total Expense Ratio (per the current prospectus) 0.50%.

4 | November 30, 2021

ALPS International Sector Dividend Dogs ETF

Performance Overview	November 30, 2021 (Unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was June 28, 2013.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® International Sector Dividend Dogs Net Total Return Index is designed to serve as a fair, impartial and transparent measure of the performance of international large cap equities with above average dividend yields. The Underlying Index is a portfolio of fifty stocks derived from the S-Network International Developed Markets (ex-Americas) Index. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

Morningstar® Developed Markets ex-North America Net Total Return Index measures the performance of companies in developed markets ex-North America. It covers approximately 97% of the full market capitalization in the Developed Markets ex-North America.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS International Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

5 | November 30, 2021

ALPS International Sector Dividend Dogs ETF

Performance Overview	November 30, 2021 (Unaudited)

Top 10 Holdings* (as of November 30, 2021)

Woodside Petroleum, Ltd.	2.28%
Naturgy Energy Group SA	2.27%
Royal Dutch Shell PLC	2.26%
TotalEnergies SE	2.25%
Swiss Re AG	2.25%
BP PLC	2.24%
GlaxoSmithKline PLC	2.19%
Bayerische Motoren Werke AG	2.18%
Koninklijke Ahold Delhaize NV	2.16%
Telstra Corp., Ltd.	2.16%
Total % of Top 10 Holdings	22.24%

*	% of Total Investments

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2021)

Industrials	11.26%
Energy	11.15%
Utilities	10.29%
Consumer Discretionary	10.27%
Financials	10.24%
Consumer Staples	10.14%
Health Care	9.87%
Communication Services	9.86%
Materials	9.41%
Information Technology	7.36%
Money Market Fund	0.15%
Total	100.00%

Growth of $10,000 (as of November 30, 2021)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2021

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	November 30, 2021 (Unaudited)

Investment Objective

The ALPS Emerging Sector Dividend Dogs ETF (the “Fund” or “EDOG”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Net Total Return Index (the “Underlying Index”).

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network® Emerging Markets Index, a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors, excluding the real estate sector, that make up the S-Network® Emerging Markets which offer the highest dividend yields. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.

Performance Overview

The ALPS Emerging Sector Dividend Dogs ETF, for the trailing twelve-month period ended November 30, 2021, generated a total return of 16.81%, relatively in-line with the Fund’s Underlying Index, net of fees, which returned 17.87%. The Fund vastly outperformed the Morningstar Emerging Markets Index (MEMMN), which returned 4.72% for the same period.

The trailing twelve-month yield for the Fund’s constituents as of November 30, 2021 was 3.89% vs. 2.54% for the Morningstar Emerging Markets Index.

Through the first half of the year, emerging markets benefitted from the continued recovery of the COVID-19 pandemic, as countries saw growth in export volumes and consumption. Trailing twelve-months (TTM) performance, tracked by the MEMMN Index, outpaced U.S. Indices through February, at which time worries around inflation and rising prices began to take hold. Surging producer price inflation recorded its largest year-over-year jump in May at 9%, adding to concern. Despite these bumps in the road and slower rates of mass vaccination, emerging markets exhibited strong support from increased activity. The second half of the year saw EM equities underperform broad U.S. indexes, with supply chain bottlenecks and drastically higher commodity prices beginning to appear as longer-term disruptions. EM equities declined from June on, accelerated by the Chinese market’s sharp sell-off and government crackdown of technology and education names. Additional pressure came from the real estate sector, where concerns of a systematic impact from the company Evergrande arose. China continues to pose significant headwinds for emerging market performance as U.S. regulators threaten to potentially delist a number of Chinese equities on U.S. exchanges. Although it has not been a picture perfect year for emerging market equities, they are poised to perform well if significant stimulus continues and the U.S. dollar weakens.

Compared to the Morningstar Emerging Markets Index, the Fund outperformed by over 1300bps, largely driven by the relative underweight to Consumer Discretionary (average weight for the period of 10.00% vs. 16.21% in MEMMN) and a relative overweight to Energy over the one year period (average weight for the period of 10.23% vs. 4.89% in MEMMN), a result of the equal sector weighting strategy. The Fund also saw a positive impact (16.36%) due to selection effect. From a geographical perspective, the highest contribution to return was attributed to holdings based in India. The Fund’s performance was adversely impacted by holdings based in Chile. Overall, the currency effect lowered the overall performance of the Fund by roughly 2.25%.

The best-performing stocks for the period were Vedanta Ltd. (VEDL US), which increased 115.24%, Yanzhou Coal Mining Co. (1171 HK), which returned 104.84%, and Globe Telecom, Inc. (GLO PM), which gained 68.74%. The worst performing stocks were Top Glove Corp. (TOPG MK), which lost 54.44%, BB Seguridade Participacoes (BBSE3 BZ), which fell 33.62%; and Enel Chile SA-ADR (ENIC US), which decreased 32.49%.

Looking forward, the Fund’s strategy of annually selecting the five highest-yielding securities in each of the ten sectors in the S-Net Emerging Markets Index is intended to provide high yield relative to the Morningstar Emerging Markets Index, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

Performance (as of November 30, 2021)

	1 Year	5 Year	Since Inception^
ALPS Emerging Sector Dividend Dogs ETF – NAV	16.81%	6.38%	3.15%
ALPS Emerging Sector Dividend Dogs ETF – Market Price*	16.67%	6.25%	3.13%
S-Network® Emerging Sector Dividend Dogs Net Total Return Index	17.87%	7.17%	3.99%
Morningstar® Emerging Markets Net Total Return Index	4.72%	9.91%	5.91%

Total Expense Ratio (per the current prospectus) 0.60%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

7 | November 30, 2021

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	November 30, 2021 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was March 28, 2014.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® Emerging Sector Dividend Dogs Net Total Return Index is a portfolio of stocks derived from a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets Index” “SNEMX”). The index methodology selects the five stocks in each of the GICS sectors, excluding the real estate sector, that make up the universe which offer the highest dividend yields as of the last trading day of November. The fifty stocks that are selected for inclusion in the portfolio are equally weighted. The universe includes stocks whose domicile and primary exchange listings are in countries identified by the World Bank as Upper Middle Income (certain lower middle income countries are also included, as well as stocks traded on the Taiwan Stock Exchange despite non-recognition by the World Bank). The selection criteria for the universe, in addition to the aforementioned country qualifications, also include requirements for sector inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

Morningstar® Emerging Markets Net Total Return Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Emerging Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

8 | November 30, 2021

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	November 30, 2021 (Unaudited)

Top 10 Holdings* (as of November 30, 2021)

Adaro Energy Tbk PT	2.73%
PLDT, Inc.	2.51%
Globe Telecom, Inc.	2.48%
Credicorp, Ltd.	2.46%
Telefonica Brasil SA	2.43%
Kalbe Farma Tbk PT	2.36%
MultiChoice Group	2.35%
Bumrungrad Hospital Pcl	2.35%
Magnit PJSC	2.32%
Aboitiz Equity Ventures, Inc.	2.31%
Total % of Top 10 Holdings	24.30%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned). Future holdings are subject to change.

Sector Allocation* (as of November 30, 2021)

Communication Services	11.67%
Health Care	10.62%
Financials	10.60%
Industrials	10.59%
Consumer Staples	10.34%
Energy	10.06%
Utilities	10.01%
Consumer Discretionary	9.30%
Information Technology	8.90%
Materials	7.79%
Money Market Fund	0.12%
Total	100.00%

Growth of $10,000 (as of November 30, 2021)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9 | November 30, 2021

ALPS REIT Dividend Dogs ETF

Performance Overview	November 30, 2021 (Unaudited)

Investment Objective

The ALPS REIT Dividend Dogs ETF (the “Fund” or "RDOG") seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® REIT Dividend Dogs Total Return Index (the “Underlying Index”).

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying real estate investment trusts (“REITs”) (i.e. “Dividend Dogs”) in the S-Network® Composite US REIT Index, a universe of mainly REITs listed in the United States (the “S-Net U.S. REIT” or "SNREIT"), on a segment-by-segment basis. “Dividend Dogs” refers to the five REITs in each of the nine segments that make up the S-Net U.S. REIT which offer the highest dividend yields.

Performance Overview

The ALPS REIT Dividend Dogs ETF, for the twelve-month period ended November 30, 2021, generated a total return of 29.00%, in-line with the Fund’s Underlying Index, net of fees, which returned 29.20%. The Fund underperformed the broader U.S. REIT market, as represented by the S-Network Composite US REIT Index (SNREIT), which returned 31.78% for the same period.

The trailing twelve-month (TTM) yield for the fund as of 11/30/2021 was 3.93% while the SNREIT TTM yield was 3.06% as of November 30, 2021.

The S-Network Composite US REIT Index returned 31.78% on a trailing twelve-month period ended November 30, 2021, and the S&P 500 Total Return Index returned 27.92% for the trailing twelve-month period, finishing near its all-time high. Unmoved by persistent talks of inflation and policy changes, markets surged without significant drawdowns until September. October proved resilient, as the drawdown was met by a swift bounce back to all-time-highs for most of the averages. Main macroeconomic talking points throughout 2021 centered on inflation and the question of how transitory price increases would turn out to be. Inflation fears continued to be justified with the Consumer Price Index (CPI) surging 6.2% in October, along with core inflation readings increasing 4.6% for the same month; both indicators notching their largest increases since December 1990, and August 1991, respectively. Federal Reserve Chairman Powell was quick to reassure markets of the non-persistent inflation narrative throughout 2021 and announced a taper and reduction of balance sheet purchases starting in November of ‘21. Although the Fed plans to complete tapering before any rate hikes in 2022, projections of the magnitude for said rate increases vary, as global supply chain woes and the newly discovered COVID-19 Omicron variant do not ensure a future without added policy support. Despite a murky economic landscape for 2021 and heading into the New Year, global GDP surpassed pre-pandemic levels in 2021, aided by policy support and strong consumer spending. Record profit margins for U.S. corporations led the way for record valuations through most of the year, but were matched by an earnings season in Q3 where many companies cut forward looking expectations amid a slowing global growth outlook.

Travel-sensitive REITs, such as Hotel & Resorts REITs, lagged the broader REIT market the most due to surges of new COVID variants and pauses in global travel. In contrast, Industrial REITs performed the best during the period, as strong market fundamentals and tenant demand drove commercial property gains.

The best-performing stocks in the Fund for the period were Plymouth Industrial REIT, Inc. (PLYM), which increased 104.71%, and City Office REIT, Inc. (CIO), which saw a gain of 99.97%. The largest detractors were Washington Prime Group, Inc. (WPGGQ), which decreased 29.08%, Service Properties Trust (SVC), which fell 27.99%, and Sabra Health Care REIT, Inc. (SBRA), which lost 15.64%.

Looking forward, the Fund’s strategy of annually selecting the five highest-yielding securities in each of the nine segments in the S-Network Composite US REIT Index is intended to provide meaningfully higher yield relative to the S-Network Composite US REIT Index, potential for market participation in all economic cycles through equal segment weighting, and a value portfolio of securities as identified through high yield relative to their segment peers.

Performance (as of November 30, 2021)

	1 Year	5 Year	10 Year	Since Inception^
ALPS REIT Dividend Dogs ETF – NAV	29.00%*	8.04%	8.34%	4.03%
ALPS REIT Dividend Dogs ETF – Market Price**	29.13%	8.08%	8.18%	4.04%
S-Network® REIT Dividend Dogs Total Return Index	29.20%	–	–	–
S-Network® Composite US REIT Index	31.78%	–	–	–
S-Network REIT Dividend Dogs Index/S&P United States REIT Index***	29.20%	8.26%	10.07%	7.16%

Total Expense Ratio (per the current prospectus) is 0.35%.

Performance data quoted represents past performance. Past performance does not guarantee future results. On January 2, 2020, the Fund changed its Underlying Index and principal investment strategies. Consequently, the Fund's total returns shown above for the periods prior to January 2, 2020 are not necessarily indicative of the performance of the Fund, as it is currently managed. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

10 | November 30, 2021

ALPS REIT Dividend Dogs ETF

Performance Overview	November 30, 2021 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Inception Date was May 7, 2008.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

**	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

***	The performance shown reflects a combination of the Fund's Underlying Index, and for periods prior to January 2, 2020, the S&P United States REIT Index.

The S-Network® REIT Dividend Dogs Total Return Index, like the S-Net U.S. REIT from which components of the Underlying Index are selected, divides into nine segments, eight of which are based on Global Industry Classification Standard (“GICS”) Sub-Industries (excluding Technology REITs involved in cell towers and/or data centers) and a separate Technology REIT segment based on the research of the Underlying Index provider, S-Network® Global Indexes, Inc. (the “Index Provider”). The Underlying Index generally consists of 45 REITs on each annual reconstitution date. The Underlying Index’s REITs must be constituents of the S-Net U.S. REIT universe, which includes a universe of mainly REITs listed in the United States. The selection criteria for the universe also includes requirements for segment inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors. The Underlying Index is rebalanced quarterly. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index commenced operations on October 29, 2019.

The S-Network® Composite US REIT Index (the “S-Net U.S. REIT” or “SNREIT”) is a benchmark index for the Real Estate Investment Trust component of the US stock market. The SNREIT provides the universe of stocks for RDOGX. The selection criteria for SNREIT include requirements for sector inclusion, primary exchange listing, minimum market capitalization, minimum average daily trading volume, and other factors. All constituents of RDOGX must be constituents of SNREIT. The index commenced operations on February 12, 2016.

The S&P United States REIT Index defines and measures the investable universe of publicly traded real estate investment trusts domiciled in the United States.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. Total return assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS REIT Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

11 | November 30, 2021

ALPS REIT Dividend Dogs ETF

Performance Overview	November 30, 2021 (Unaudited)

Top 10 Holdings* (as of November 30, 2021)

Plymouth Industrial REIT, Inc.	3.13%
Franklin Street Properties Corp.	3.12%
CyrusOne, Inc.	2.79%
CoreSite Realty Corp.	2.79%
Monmouth Real Estate Investment Corp.	2.72%
Saul Centers, Inc.	2.72%
The Macerich Co.	2.70%
Lexington Realty Trust	2.67%
Digital Realty Trust, Inc.	2.61%
One Liberty Properties, Inc.	2.57%
Total % of Top 10 Holdings	27.82%

*	% of Total Investments

Future holdings are subject to change.

REIT Sector Allocation* (as of November 30, 2021)

Specialized REITs	16.86%
Industrial REITs	13.09%
Office REITs	12.59%
Residential REITs	12.34%
Retail REITs	12.26%
Diversified REITs	11.89%
Health Care REITs	11.14%
Technology REITs	7.73%
Hotel & Resort REITs	1.94%
Money Market Fund	0.16%
Total	100.00%

Growth of $10,000 (as of November 30, 2021)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12 | November 30, 2021

ALPS ETF Trust

Disclosure of Fund Expenses	November 30, 2021 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2021.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/21	Ending Account Value 11/30/21	Expense Ratio(a)	Expenses Paid During Period 6/1/21 - 11/30/21(b)
ALPS Sector Dividend Dogs ETF
Actual	$1,000.00	$941.80	0.40%	$1.95
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	0.40%	$2.03

ALPS International Sector Dividend Dogs ETF
Actual	$1,000.00	$937.60	0.50%	$2.43
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54

ALPS Emerging Sector Dividend Dogs ETF
Actual	$1,000.00	$979.00	0.60%	$2.98
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04

ALPS REIT Dividend Dogs ETF
Actual	$1,000.00	$1,079.90	0.35%	$1.82
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	0.35%	$1.78

(a)	Annualized based on the Fund's most recent half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.
13 | November 30, 2021

ALPS ETF Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ALPS ETF Trust and the shareholders of ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, and ALPS REIT Dividend Dogs ETF:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, and ALPS REIT Dividend Dogs ETF (the "Funds"), four of the funds constituting the ALPS ETF Trust, as of November 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of November 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 26, 2022

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

14 | November 30, 2021

ALPS Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2021

Security Description	Shares	Value
COMMON STOCKS (99.46%)
Communication Services (9.50%)
AT&T, Inc.	853,354	$19,482,072
Interpublic Group of Cos., Inc.	640,997	21,274,690
Lumen Technologies, Inc.	1,937,101	23,903,826
Omnicom Group, Inc.	322,564	21,711,783
Verizon Communications, Inc.	426,384	21,434,324
Total Communication Services		107,806,695

Consumer Discretionary (9.50%)
Genuine Parts Co.	195,311	24,949,027
Hanesbrands, Inc.	1,238,316	19,998,803
Hasbro, Inc.	235,862	22,857,386
Leggett & Platt, Inc.	495,337	20,006,662
Newell Brands, Inc.	928,967	19,944,922
Total Consumer Discretionary		107,756,800

Consumer Staples (9.13%)
Altria Group, Inc.	456,966	19,485,030
Kellogg Co.	369,961	22,634,214
Kraft Heinz Co.	636,430	21,390,412
Philip Morris International, Inc.	223,174	19,179,574
Walgreens Boots Alliance, Inc.	467,537	20,945,658
Total Consumer Staples		103,634,888

Energy (10.96%)
Exxon Mobil Corp.	428,340	25,631,866
Kinder Morgan, Inc.	1,447,826	22,383,390
ONEOK, Inc.	440,465	26,357,426
Valero Energy Corp.	365,927	24,495,153
Williams Cos., Inc.	952,321	25,512,679
Total Energy		124,380,514

Financials (10.31%)
Comerica, Inc.	318,625	26,296,121
Huntington Bancshares, Inc.	1,506,616	22,358,182
People's United Financial, Inc.	1,451,068	24,726,199
Prudential Financial, Inc.	223,716	22,877,198
Unum Group	896,503	20,709,219
Total Financials		116,966,919

Health Care (10.45%)
AbbVie, Inc.	217,111	25,028,556
Cardinal Health, Inc.	437,686	20,234,224
Gilead Sciences, Inc.	325,677	22,448,915
Merck & Co., Inc.	314,745	23,577,548
Pfizer, Inc.	507,152	27,249,277
Total Health Care		118,538,520

Industrials (9.38%)
3M Co.	125,837	21,397,324
Emerson Electric Co.	230,974	20,288,756
General Dynamics Corp.	114,651	21,665,599
Huntington Ingalls Industries, Inc.	117,162	20,797,427
Security Description	Shares	Value
Industrials (continued)
Lockheed Martin Corp.	67,062	$22,353,106
Total Industrials		106,502,212

Information Technology (10.18%)
Hewlett Packard Enterprise Co.	1,615,775	23,186,371
International Business Machines Corp.	176,512	20,669,555
Juniper Networks, Inc.	833,799	25,956,163
Seagate Technology Holdings PLC	276,459	28,384,046
Western Union Co.	1,096,318	17,343,751
Total Information Technology		115,539,886

Materials (10.05%)
Amcor PLC	1,887,411	21,365,492
CF Industries Holdings, Inc.	508,223	30,793,232
International Paper Co.	418,558	19,052,760
LyondellBasell Industries NV, Class A	248,978	21,693,453
The Dow Chemical Co.	384,235	21,106,029
Total Materials		114,010,966

Utilities (10.00%)
Dominion Resources, Inc.	300,396	21,388,195
Edison International	397,778	25,966,948
FirstEnergy Corp.	613,472	23,103,355
PPL Corp.	780,878	21,731,835
Southern Co.	349,232	21,338,075
Total Utilities		113,528,408

TOTAL COMMON STOCKS
(Cost $1,050,480,090)		1,128,665,808

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.10%)
Money Market Fund
State Street Institutional Treasury Plus Money Market Fund	0.01%	1,189,260	1,189,260
TOTAL SHORT TERM INVESTMENTS
(Cost $1,189,260)			1,189,260

TOTAL INVESTMENTS (99.57%)
(Cost $1,051,669,350)			$1,129,855,068
OTHER ASSETS IN EXCESS OF LIABILITIES (0.43%)			4,888,328
NET ASSETS - 100.00%			$1,134,743,396

See Notes to Financial Statements.

15 | November 30, 2021

ALPS International Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2021

Security Description	Shares	Value
COMMON STOCKS (99.21%)
Australia (12.42%)
BHP Group, Ltd.(a)	109,199	$3,064,659
Coles Group, Ltd.	260,597	3,347,513
Fortescue Metals Group, Ltd.	247,347	2,999,225
Telstra Corp., Ltd.	1,164,410	3,378,301
Wesfarmers, Ltd.	78,922	3,198,917
Woodside Petroleum, Ltd.	233,840	3,572,227
Total Australia		19,560,842

Finland (1.96%)
Fortum Oyj	107,287	3,091,729

France (9.45%)
Bouygues SA	78,027	2,650,277
Danone SA	47,055	2,774,439
Edenred	59,842	2,682,086
Sanofi	34,170	3,249,746
TotalEnergies SE	76,445	3,520,722
Total France		14,877,270

Germany (13.71%)
Allianz SE	14,490	3,162,375
BASF SE	43,333	2,844,441
Bayer AG	61,157	3,087,812
Bayerische Motoren Werke AG	35,370	3,408,799
Continental AG(b)	29,204	3,136,476
Evonik Industries AG	100,566	3,034,909
SAP SE	22,751	2,920,248
Total Germany		21,595,060

Hong Kong (1.49%)
CITIC, Ltd.	2,589,000	2,337,338

Italy (2.06%)
Snam SpA	575,410	3,245,882

Japan (19.32%)
Canon, Inc.	133,563	2,954,019
Hitachi, Ltd.	56,200	3,325,214
Japan Tobacco, Inc.	165,900	3,336,786
Kyocera Corp.	49,900	2,971,442
Mitsubishi Corp.	102,200	3,065,955
Sekisui House, Ltd.	152,800	2,987,464
SoftBank Corp.	226,200	3,126,797
Sumitomo Corp.	224,400	3,069,159
Sumitomo Mitsui Financial Group, Inc.	91,000	2,981,139
Takeda Pharmaceutical Co., Ltd.	97,200	2,606,389
Total Japan		30,424,364

Netherlands (6.42%)
Koninklijke Ahold Delhaize NV	100,530	3,380,415
NN Group NV	64,174	3,197,928
Security Description	Shares	Value
Netherlands (continued)
Royal Dutch Shell PLC, Class A	167,555	$3,530,634
Total Netherlands		10,108,977

Norway (1.81%)
Telenor ASA	192,534	2,849,304

Spain (8.29%)
Endesa SA	139,122	3,129,519
Naturgy Energy Group SA	128,998	3,554,994
Repsol SA	296,622	3,293,670
Telefonica SA	680,375	3,083,740
Total Spain		13,061,923

Sweden (1.91%)
Telia Co. AB	775,684	3,003,619

Switzerland (8.33%)
Novartis AG	38,610	3,088,632
Swatch Group AG	11,328	3,348,858
Swiss Re AG	37,388	3,520,308
Zurich Insurance Group AG	7,668	3,166,427
Total Switzerland		13,124,225

United Kingdom (12.04%)
BAE Systems PLC	431,882	3,148,751
BP PLC	809,939	3,505,667
British American Tobacco PLC	90,126	3,032,528
GlaxoSmithKline PLC	168,674	3,420,992
Rio Tinto PLC	45,425	2,786,239
SSE PLC	148,487	3,064,886
Total United Kingdom		18,959,063

TOTAL COMMON STOCKS
(Cost $161,665,816)		156,239,596

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.15%)
Money Market Fund
State Street Institutional Treasury Plus Money Market Fund	0.01%	229,548	229,548
TOTAL SHORT TERM INVESTMENTS
(Cost $229,548)			229,548

TOTAL INVESTMENTS (99.35%)
(Cost $161,895,364)			$156,469,144
OTHER ASSETS IN EXCESS OF LIABILITIES (0.65%)			1,019,477
NET ASSETS - 100.00%			$157,488,621

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $2,295,585.
(b)	Non-income producing security.

See Notes to Financial Statements.

16 | November 30, 2021

ALPS Emerging Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2021

Security Description	Shares	Value
COMMON STOCKS (99.72%)
Brazil (10.13%)
Banco Santander Brasil SA, ADR	80,268	$467,160
BB Seguridade Participacoes SA	149,000	553,398
Centrais Eletricas Brasileiras SA	78,023	452,856
Telefonica Brasil SA	67,213	601,251
Vibra Energia SA	111,600	431,960
Total Brazil		2,506,625

Chile (5.99%)
Enel Americas SA, ADR(a)	85,830	532,146
Enel Chile SA, ADR(a)	225,628	496,381
Falabella SA	146,976	454,762
Total Chile		1,483,289

China (8.96%)
China Minsheng Banking Corp., Ltd.	1,248,000	480,123
China Railway Signal & Communication Corp., Ltd.(a)(b)(c)	1,389,000	488,056
Huadian Power International Corp., Ltd., Class H(a)	1,408,000	438,759
Legend Holdings Corp.(b)(c)	246,400	388,653
Yanzhou Coal Mining Co., Ltd., Class H	269,000	422,231
Total China		2,217,822

Czech Republic (2.24%)
CEZ AS	16,934	553,357

Hungary (2.00%)
Richter Gedeon Nyrt	18,609	495,254

India (6.17%)
Dr Reddy's Laboratories, Ltd., ADR	8,167	509,948
Infosys, Ltd., Sponsored ADR	23,456	529,636
Wipro, Ltd., ADR	56,956	486,404
Total India		1,525,988

Indonesia (7.26%)
Adaro Energy Tbk PT	5,674,200	673,495
Indofood Sukses Makmur Tbk PT	1,230,500	541,257
Kalbe Farma Tbk PT	5,211,000	582,133
Total Indonesia		1,796,885

Malaysia (9.74%)
Genting Bhd	437,450	457,029
Genting Malaysia Bhd	722,000	474,876
MISC Bhd	322,400	509,073
Sime Darby Bhd	991,600	515,637
Security Description	Shares	Value
Malaysia (continued)
Top Glove Corp. Bhd	650,500	$452,562
Total Malaysia		2,409,177

Mexico (9.78%)
Coca-Cola Femsa SAB de CV, ADR	9,513	467,278
Grupo Mexico SAB de CV, Series B	122,305	511,750
Kimberly-Clark de Mexico SAB de CV, Class A	315,600	495,570
Orbia Advance Corp. SAB de CV	191,255	445,437
Promotora y Operadora de Infraestructura SAB de CV	72,513	498,638
Total Mexico		2,418,673

Peru (2.45%)
Credicorp, Ltd.	5,145	607,110

Philippines (7.29%)
Aboitiz Equity Ventures, Inc.	585,400	570,470
Globe Telecom, Inc.	9,405	612,627
PLDT, Inc.	18,620	620,851
Total Philippines		1,803,948

Poland (1.81%)
Polskie Gornictwo Naftowe i Gazownictwo SA	332,016	447,517

Russia (10.48%)
Gazprom PJSC, ADR	60,620	540,731
Magnit PJSC, GDR(c)	37,074	572,793
MMC Norilsk Nickel PJSC, ADR	16,099	462,524
Sberbank of Russia PJSC, ADR	30,292	512,238
Severstal PAO, GDR(c)	24,083	505,743
Total Russia		2,594,029

South Africa (3.97%)
Exxaro Resources, Ltd.	41,957	400,471
MultiChoice Group	75,176	581,415
Total South Africa		981,886

Thailand (9.51%)
BTS Group Holdings PCL	1,919,000	523,920
Bumrungrad Hospital Pcl	135,800	580,316
Delta Electronics Thailand PCL	23,200	307,061
Intouch Holdings PCL	214,000	462,008
Osotspa PCL(c)	504,400	478,991
Total Thailand		2,352,296

Turkey (1.94%)
Ford Otomotiv Sanayi AS	26,654	479,015

TOTAL COMMON STOCKS
(Cost $24,184,219)		24,672,871

17 | November 30, 2021

ALPS Emerging Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2021

Security Description	Shares	Value
RIGHTS(0.00%)
Thailand (0.00%)
BTS Group Holdings PCL (Expiring		$–
11/20/2026), Strike Price THB 14.90	333,640

TOTAL RIGHTS
(Cost $–)		–

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (3.47%)
Money Market Fund (0.12%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $28,835)	0.01%	28,835	28,835

Investments Purchased with Collateral from Securities Loaned (3.35%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%
(Cost $829,814)		829,814	829,814
TOTAL SHORT TERM INVESTMENTS
(Cost $858,649)			858,649

TOTAL INVESTMENTS (103.19%)
(Cost $25,042,868)			$25,531,520
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.19%)			(790,014)
NET ASSETS - 100.00%			$24,741,506

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $1,425,220.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $876,709, representing 3.54% of net assets.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2021, the market value of those securities was $2,434,236 representing 9.84% of net assets.

Currency Abbreviations:

THB - Thai Bhat

See Notes to Financial Statements.

18 | November 30, 2021

ALPS REIT Dividend Dogs ETF

Schedule of Investments	November 30, 2021

Security Description	Shares	Value
COMMON STOCKS (99.79%)
Diversified REITs (11.88%)
Essential Properties Realty Trust, Inc.	22,260	$601,688
One Liberty Properties, Inc.	22,672	737,520
STORE Capital Corp.	20,319	669,308
Washington Real Estate Investment Trust	27,729	698,771
WP Carey, Inc.	9,186	701,351
Total Diversified REITs		3,408,638

Health Care REITs (11.13%)
LTC Properties, Inc.	20,461	649,842
Medical Properties Trust, Inc.	32,892	700,271
National Health Investors, Inc.	11,855	619,305
Physicians Realty Trust	37,934	676,363
Sabra Health Care REIT, Inc.	42,342	547,482
Total Health Care REITs		3,193,263

Hotel & Resort REITs (1.94%)
Service Properties Trust	65,354	556,163

Industrial REITs (13.09%)
Industrial Logistics Properties Trust	26,453	586,198
Lexington Realty Trust	50,823	764,886
Monmouth Real Estate Investment Corp.	37,601	780,973
Plymouth Industrial REIT, Inc.	30,190	898,153
STAG Industrial, Inc.	16,637	725,040
Total Industrial REITs		3,755,250

Office REITs (12.58%)
Brandywine Realty Trust	52,282	671,823
City Office REIT, Inc.	40,817	680,827
Franklin Street Properties Corp.	155,326	894,678
Office Properties Income Trust	27,264	646,975
SL Green Realty Corp.	10,304	715,407
Total Office REITs		3,609,710

Residential REITs (12.34%)
American Campus Communities, Inc.	13,881	718,203
BRT Apartments Corp.	35,309	664,515
Centerspace	6,840	698,979
Clipper Realty, Inc.	83,759	732,054
Equity Residential	8,502	725,306
Total Residential REITs		3,539,057

Retail REITs (12.25%)
American Finance Trust, Inc.	83,461	662,680
National Retail Properties, Inc.	15,303	674,862
Saul Centers, Inc.	15,856	780,591
Spirit Realty Capital, Inc.	14,005	624,063
Security Description	Shares	Value
Retail REITs (continued)
The Macerich Co.	41,009	$773,430
Total Retail REITs		3,515,626

Specialized REITs (16.86%)
American Tower Corp.	2,347	616,041
CoreSite Realty Corp.	4,678	800,172
CubeSmart	12,972	699,450
Four Corners Property Trust, Inc.	25,974	701,817
Gaming and Leisure Properties, Inc.	14,421	650,676
National Storage Affiliates Trust	11,979	735,271
VICI Properties, Inc.	23,297	633,678
Total Specialized REITs		4,837,105

Technology REITs (7.72%)
Crown Castle International Corp.	3,672	667,019
CyrusOne, Inc.	8,993	800,557
Digital Realty Trust, Inc.	4,458	747,785
Total Technology REITs		2,215,361

TOTAL COMMON STOCKS
(Cost $25,057,691)		28,630,173

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.16%)
Money Market Fund
State Street Institutional Treasury Plus Money Market Fund	0.01%	46,175	46,175
TOTAL SHORT TERM INVESTMENTS
(Cost $46,175)			46,175

TOTAL INVESTMENTS (99.95%)
(Cost $25,103,866)			$28,676,348
OTHER ASSETS IN EXCESS OF LIABILITIES (0.05%)			13,074
NET ASSETS - 100.00%			$28,689,422

See Notes to Financial Statements.

19 | November 30, 2021

ALPS ETF Trust

Statements of Assets and Liabilities	November 30, 2021

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF	ALPS REIT Dividend Dogs ETF
ASSETS:
Investments, at value	$1,129,855,068	$156,469,144	$25,531,520	$28,676,348
Foreign currency, at value (Cost $–, $67,769, $6,639 and $–)	–	67,769	6,519	–
Foreign tax reclaims	–	420,608	3,527	3,368
Dividends receivable	5,279,761	604,030	42,451	18,579
Receivable for investments sold	–	62,422	–	–
Total Assets	1,135,134,829	157,623,973	25,584,017	28,698,295

LIABILITIES:
Payable for investments purchased	–	62,636	–	–
Payable to adviser	391,433	72,716	12,697	8,873
Payable for collateral upon return of securities loaned	–	–	829,814	–
Total Liabilities	391,433	135,352	842,511	8,873
NET ASSETS	$1,134,743,396	$157,488,621	$24,741,506	$28,689,422

NET ASSETS CONSIST OF:
Paid-in capital	$1,334,982,881	$216,300,017	$32,905,986	$34,566,895
Total Distributable earnings	(200,239,485)	(58,811,396)	(8,164,480)	(5,877,473)
NET ASSETS	$1,134,743,396	$157,488,621	$24,741,506	$28,689,422

INVESTMENTS, AT COST	$1,051,669,350	$161,895,364	$25,042,868	$25,103,866

PRICING OF SHARES:
Net Assets	$1,134,743,396	$157,488,621	$24,741,506	$28,689,422
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	22,484,141	5,950,000	1,050,000	575,000
Net Asset Value, offering and redemption price per share	$50.47	$26.47	$23.56	$49.89

See Notes to Financial Statements.

20 | November 30, 2021

ALPS ETF Trust

Statements of Operations	For the Year Ended November 30, 2021

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF	ALPS REIT Dividend Dogs ETF
INVESTMENT INCOME:
Dividends*	$44,296,752	$7,826,498	$1,187,243	$521,652
Non-cash dividends(a)	–	–	–	351,488
Securities Lending Income	–	2,566	21,646	1,113
Total Investment Income	44,296,752	7,829,064	1,208,889	874,253

EXPENSES:
Investment adviser fees	4,627,840	885,043	147,282	103,593
Total Expenses	4,627,840	885,043	147,282	103,593
NET INVESTMENT INCOME	39,668,912	6,944,021	1,061,607	770,660

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments(b)	20,856,818	(2,959,622)	1,008,273	(1,540,165)
Net realized gain/(loss) on foreign currency transactions	–	(41,486)	(9,736)	168
Total net realized gain/(loss)	20,856,818	(3,001,108)	998,537	(1,539,997)
Net change in unrealized appreciation on investments	133,811,971	12,490,979	1,420,837	8,191,442
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	–	(31,038)	(931)	(339)
Total net change in unrealized appreciation	133,811,971	12,459,941	1,419,906	8,191,103
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	154,668,789	9,458,833	2,418,443	6,651,106
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$194,337,701	$16,402,854	$3,480,050	$7,421,766
*Net of foreign tax withholding:	$–	$919,046	$138,805	$2,043

(a)	Represents non-cash distributions in connection with capital changes for certain investments held by the Fund recorded on ex-date and based on fair value.
(b)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

21 | November 30, 2021

ALPS Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
OPERATIONS:
Net investment income	$39,668,912	$50,587,999
Net realized gain/(loss)	20,856,818	(88,409,933)
Net change in unrealized appreciation/(depreciation)	133,811,971	(103,423,993)
Net increase/(decrease) in net assets resulting from operations	194,337,701	(141,245,927)

Net Equalization Credits/(Debits)	(376,556)	3,589,268

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(41,129,463)	(51,189,402)
Total distributions	(41,129,463)	(51,189,402)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	42,671,156	152,957,639
Cost of shares redeemed	(68,650,049)	(699,792,739)
Net income equalization (Note 2)	376,556	(3,589,268)
Net decrease from share transactions	(25,602,337)	(550,424,368)
Net increase/(decrease) in net assets	127,229,345	(739,270,429)

NET ASSETS:
Beginning of period	1,007,514,051	1,746,784,480
End of period	$1,134,743,396	$1,007,514,051

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	23,059,141	38,159,141
Shares sold	800,000	3,350,000
Shares redeemed	(1,375,000)	(18,450,000)
Shares outstanding, end of period	22,484,141	23,059,141

See Notes to Financial Statements.

22 | November 30, 2021

ALPS International Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
OPERATIONS:
Net investment income	$6,944,021	$5,343,294
Net realized loss	(3,001,108)	(5,677,330)
Net change in unrealized appreciation/(depreciation)	12,459,941	(16,870,424)
Net increase/(decrease) in net assets resulting from operations	16,402,854	(17,204,460)

Net Equalization Credits/(Debits)	(1,568,545)	21,476

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(7,018,603)	(8,323,715)
From tax return of capital	(36,242)	(309,701)
Total distributions	(7,054,845)	(8,633,416)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	22,093,394	15,489,973
Cost of shares redeemed	(20,383,668)	(64,962,269)
Net income equalization (Note 2)	1,568,545	(21,476)
Net increase/(decrease) from share transactions	3,278,271	(49,493,772)
Net increase/(decrease) in net assets	11,057,735	(75,310,172)

NET ASSETS:
Beginning of period	146,430,886	221,741,058
End of period	$157,488,621	$146,430,886

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	5,900,000	8,250,000
Shares sold	800,000	650,000
Shares redeemed	(750,000)	(3,000,000)
Shares outstanding, end of period	5,950,000	5,900,000

See Notes to Financial Statements.

23 | November 30, 2021

ALPS Emerging Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
OPERATIONS:
Net investment income	$1,061,607	$673,942
Net realized gain/(loss)	998,537	(2,081,382)
Net change in unrealized appreciation	1,419,906	552,602
Net increase/(decrease) in net assets resulting from operations	3,480,050	(854,838)

Net Equalization Credits	19,079	26,895

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(971,386)	(831,362)
Total distributions	(971,386)	(831,362)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,275,304	3,165,851
Cost of shares redeemed	–	(9,462,865)
Net income equalization (Note 2)	(19,079)	(26,895)
Net increase/(decrease) from share transactions	1,256,225	(6,323,909)
Net increase/(decrease) in net assets	3,783,968	(7,983,214)

NET ASSETS:
Beginning of period	20,957,538	28,940,752
End of period	$24,741,506	$20,957,538

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,000,000	1,400,000
Shares sold	50,000	150,000
Shares redeemed	–	(550,000)
Shares outstanding, end of period	1,050,000	1,000,000

See Notes to Financial Statements.

24 | November 30, 2021

ALPS REIT Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020(a)
OPERATIONS:
Net investment income	$770,660	$1,103,770
Net realized gain/(loss)	(1,539,997)	5,165,077
Net change in unrealized appreciation/(depreciation)	8,191,103	(14,485,522)
Net increase/(decrease) in net assets resulting from operations	7,421,766	(8,216,675)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(874,838)	(1,494,087)
From tax return of capital	(444,426)	(336,997)
Total distributions	(1,319,264)	(1,831,084)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	–	19,287,844
Cost of shares redeemed	(3,733,564)	(36,184,766)
Net decrease from share transactions	(3,733,564)	(16,896,922)
Net increase/(decrease) in net assets	2,368,938	(26,944,681)

NET ASSETS:
Beginning of period	26,320,484	53,265,165
End of period	$28,689,422	$26,320,484

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	650,000	1,100,000
Shares sold	–	400,000
Shares redeemed	(75,000)	(850,000)
Shares outstanding, end of period	575,000	650,000

(a)	Prior to January 2, 2020, the ALPS REIT Dividend Dogs ETF was known as the Cohen & Steers Global Realty Majors ETF.

See Notes to Financial Statements.

25 | November 30, 2021

ALPS Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$43.69	$45.78	$44.26	$45.61	$42.29

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	1.75	1.70	1.71	1.54	1.40
Net realized and unrealized gain/(loss)	6.84	(2.14)	1.34	(1.31)	3.39
Total from investment operations	8.59	(0.44)	3.05	0.23	4.79

DISTRIBUTIONS:
From net investment income	(1.81)	(1.65)	(1.53)	(1.58)	(1.42)
Tax return of capital	–	–	–	–	(0.05)
Total distributions	(1.81)	(1.65)	(1.53)	(1.58)	(1.47)

Net increase/(decrease) in net asset value	6.78	(2.09)	1.52	(1.35)	3.32
NET ASSET VALUE, END OF PERIOD	$50.47	$43.69	$45.78	$44.26	$45.61
TOTAL RETURN(b)	19.77%	(0.27)%	7.26%	0.51%	11.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,134,743	$1,007,514	$1,746,784	$2,166,709	$2,322,205

Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	3.43%	4.27%	3.97%	3.40%	3.24%
Portfolio turnover rate(c)	54%	77%	55%	61%	48%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$(0.02)	$0.12	$0.06	$0.04	$0.03

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

26 | November 30, 2021

ALPS International Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$24.82	$26.88	$25.14	$28.27	$22.84

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.09	0.75	1.20	1.15	0.94
Net realized and unrealized gain/(loss)	1.65	(1.66)	1.69	(3.19)	5.41
Total from investment operations	2.74	(0.91)	2.89	(2.04)	6.35

DISTRIBUTIONS:
From net investment income	(1.08)	(1.11)	(1.15)	(1.09)	(0.92)
Tax return of capital	(0.01)	(0.04)	–	–	–
Total distributions	(1.09)	(1.15)	(1.15)	(1.09)	(0.92)

Net increase/(decrease) in net asset value	1.65	(2.06)	1.74	(3.13)	5.43
NET ASSET VALUE, END OF PERIOD	$26.47	$24.82	$26.88	$25.14	$28.27
TOTAL RETURN(b)	10.93%	(3.08)%	11.79%	(7.47)%	28.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$157,489	$146,431	$221,741	$285,327	$349,184

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	3.92%	3.22%	4.65%	4.16%	3.55%
Portfolio turnover rate(c)	61%	79%	58%	72%	37%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$(0.25)	$0.00 (e)	$0.04	$0.05	$0.12

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.
(e)	Less than $0.005.

See Notes to Financial Statements.

27 | November 30, 2021

ALPS Emerging Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$20.96	$20.67	$21.33	$24.29	$21.17

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.04	0.56	0.89	0.91	0.80
Net realized and unrealized gain/(loss)	2.50	0.42	(0.33)	(3.02)	3.06
Total from investment operations	3.54	0.98	0.56	(2.11)	3.86

DISTRIBUTIONS:
From net investment income	(0.94)	(0.69)	(1.22)	(0.85)	(0.74)
Total distributions	(0.94)	(0.69)	(1.22)	(0.85)	(0.74)

Net increase/(decrease) in net asset value	2.60	0.29	(0.66)	(2.96)	3.12
NET ASSET VALUE, END OF PERIOD	$23.56	$20.96	$20.67	$21.33	$24.29
TOTAL RETURN(b)	16.81%	5.20%	2.67%	(8.76)%	18.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$24,742	$20,958	$28,941	$35,201	$47,356

Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	4.32%	2.92%	4.16%	3.88%	3.33%
Portfolio turnover rate(c)	84%	93%	83%	85%	42%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$0.02	$0.02	$0.01	$0.10	$0.05

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

28 | November 30, 2021

ALPS REIT Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020 (a)		For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$40.49	$48.42		$44.18	$45.37	$41.31

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (b)	1.21	1.29		1.19	1.17	0.75
Net realized and unrealized gain/(loss)	10.25	(7.26)		4.45	(0.53)	4.45
Total from investment operations	11.46	(5.97)		5.64	0.64	5.20

DISTRIBUTIONS:
From net investment income	(1.36)	(1.57)		(1.40)	(1.83)	(1.14)
Tax return of capital	(0.70)	(0.39)		–	–	–
Total distributions	(2.06)	(1.96)		(1.40)	(1.83)	(1.14)

Net increase/(decrease) in net asset value	9.40	(7.93)		4.24	(1.19)	4.06
NET ASSET VALUE, END OF PERIOD	$49.89	$40.49		$48.42	$44.18	$45.37
TOTAL RETURN(c)	29.03%	(11.77)%		13.00%	1.47%	12.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$28,689	$26,320		$53,265	$55,222	$68,050

Ratio of expenses to average net assets	0.35%	0.38	%(d)	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	2.60%	3.26%		2.56%	2.67%	1.71%
Portfolio turnover rate(e)	78%	148%		10%	14%	10%

(a)	Prior to January 2, 2020, the ALPS REIT Dividend Dogs ETF was known as the Cohen & Steers Global Realty Majors ETF. (b) Based on average shares outstanding during the period.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Effective January 2, 2020 the Fund's Advisory Fee changed from 0.55% to 0.35%.
(e)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

29 | November 30, 2021

ALPS ETF Trust

Notes to Financial Statements	November 30, 2021

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2021, the Trust consisted of eighteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, and the ALPS REIT Dividend Dogs ETF (each a “Fund” and collectively, the “Funds”). Each Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the ALPS Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index. The investment objective of the ALPS International Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Index. The investment objective of the ALPS Emerging Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Index. The investment objective of the ALPS REIT Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® REIT Dividend Dogs Index.

The shares of the ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, and the ALPS REIT Dividend Dogs ETF (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares (prior to October 1, 2021 in blocks of 50,000 Shares), each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

30 | November 30, 2021

ALPS ETF Trust

Notes to Financial Statements	November 30, 2021

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2021:

ALPS Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$1,128,665,808	$–	$–	$1,128,665,808
Short Term Investments	1,189,260	–	–	1,189,260
Total	$1,129,855,068	$–	$–	$1,129,855,068

ALPS International Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$156,239,596	$–	$–	$156,239,596
Short Term Investments	229,548	–	–	229,548
Total	$156,469,144	$–	$–	$156,469,144

31 | November 30, 2021

ALPS ETF Trust

Notes to Financial Statements	November 30, 2021

ALPS Emerging Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$24,672,871	$–	$–	$24,672,871
Rights and Warrants*	–	–	–	–
Short Term Investments	858,649	–	–	858,649
Total	$25,531,520	$–	$–	$25,531,520

ALPS REIT Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$28,630,173	$–	$–	$28,630,173
Short Term Investments	46,175	–	–	46,175
Total	$28,676,348	$–	$–	$28,676,348

*	For a detailed sector/country breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2021.

C. Foreign Securities

The ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, and the ALPS REIT Dividend Dogs ETF may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of each Fund, the value of each Fund's securities may change on the days when investors are not able to purchase the shares of the Funds. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE or NASDAQ. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its Index.

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including any amortization of premiums and accretion of discounts.

F. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

G. Equalization

The ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, and the ALPS Emerging Sector Dividend Dogs ETF utilize the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Funds’ shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Funds’ shares. Amounts related to Equalization can be found on the Statement of Changes in Net Assets.

32 | November 30, 2021

ALPS ETF Trust

Notes to Financial Statements	November 30, 2021

H. Real Estate Investment Trusts (“REITs”)

As part of its investments in real estate related securities, the ALPS REIT Dividend Dogs ETF (“RDOG”) will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of RDOG’s investment strategy results in RDOG investing in REIT shares, the percentage of RDOG’s dividend income received from REIT shares will likely exceed the percentage of RDOG’s portfolio that is comprised of REIT shares. Distributions received by RDOG from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from RDOG’s investments in REITs are reported to RDOG after the end of the calendar year; accordingly, RDOG estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to RDOG after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to RDOG’s investments in REITs, RDOG may also make distributions in excess of RDOG’s earnings and capital gains. Distributions, if any, in excess of RDOG’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder.

I. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2021, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings
ALPS Sector Dividend Dogs ETF	$11,026,744	$(11,026,744)
ALPS International Sector Dividend Dogs ETF	1,939,974	(1,939,974)
ALPS Emerging Sector Dividend Dogs ETF	–	–
ALPS REIT Dividend Dogs ETF	756,180	(756,180)

The tax character of the distributions paid during the fiscal years ended November 30, 2021 and November 30, 2020 was as follows:

Fund	Ordinary Income	Return of Capital
November 30, 2021
ALPS Sector Dividend Dogs ETF	$41,129,463	$–
ALPS International Sector Dividend Dogs ETF	7,018,603	36,242
ALPS Emerging Sector Dividend Dogs ETF	971,386	–
ALPS REIT Dividend Dogs ETF	874,838	444,426

33 | November 30, 2021

ALPS ETF Trust

Notes to Financial Statements	November 30, 2021

Fund	Ordinary Income	Return of Capital
November 30, 2020
ALPS Sector Dividend Dogs ETF	$51,189,402	$–
ALPS International Sector Dividend Dogs ETF	8,323,715	309,701
ALPS Emerging Sector Dividend Dogs ETF	831,362	–
ALPS REIT Dividend Dogs ETF	1,494,087	336,997

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2021, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Sector Dividend Dogs ETF	$–	$278,703,992
ALPS International Sector Dividend Dogs ETF	4,432,773	48,112,299
ALPS Emerging Sector Dividend Dogs ETF	439,844	8,114,494
ALPS REIT Dividend Dogs ETF	6,887,991	2,417,872

The ALPS Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF used capital loss carryovers during the year ended November 30, 2021 in the amount of $10,221,052 and $575,819, respectively.

As of November 30, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed net investment income	Accumulated net realized loss on investments	Net unrealized appreciation/ (depreciation) on investments	Total
ALPS Sector Dividend Dogs ETF	$4,375,810	$(278,703,992)	$74,088,697	$(200,239,485)
ALPS International Sector Dividend Dogs ETF	–	(52,545,072)	(6,266,324)	(58,811,396)
ALPS Emerging Sector Dividend Dogs ETF	110,349	(8,554,338)	279,509	(8,164,480)
ALPS REIT Dividend Dogs ETF	–	(9,305,863)	3,428,390	(5,877,473)

As of November 30, 2021, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ALPS Sector Dividend Dogs ETF	$138,952,825	$(64,864,128)	$–	$74,088,697	$1,055,766,371
ALPS International Sector Dividend Dogs ETF	10,083,942	(16,341,765)	(8,501)	(6,266,324)	162,726,967
ALPS Emerging Sector Dividend Dogs ETF	2,790,485	(2,510,295)	(681)	279,509	25,251,330
ALPS REIT Dividend Dogs ETF	5,256,035	(1,827,806)	161	3,428,390	25,248,119

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and investments in passive foreign investment companies.

J. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

34 | November 30, 2021

ALPS ETF Trust

Notes to Financial Statements	November 30, 2021

As of and during the year ended November 30, 2021, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Each Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

K. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend its portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2021:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS International Sector Dividend Dogs ETF	$2,295,585	$–	$2,427,433	$2,427,433
ALPS Emerging Sector Dividend Dogs ETF	1,425,220	829,814	724,369	1,554,183

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2021:

ALPS Emerging Sector Dividend Dogs ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$829,814	$–	$–	$–	$829,814
Total Borrowings					829,814
Gross amount of recognized liabilities for securities lending (collateral received)					$829,814

35 | November 30, 2021

ALPS ETF Trust

Notes to Financial Statements	November 30, 2021

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
ALPS Sector Dividend Dogs ETF	0.40%
ALPS International Sector Dividend Dogs ETF	0.50%
ALPS Emerging Sector Dividend Dogs ETF	0.60%
ALPS REIT Dividend Dogs ETF	0.35%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Each Trustee receives (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$619,122,019	$615,360,325
ALPS International Sector Dividend Dogs ETF	105,069,241	105,340,522
ALPS Emerging Sector Dividend Dogs ETF	20,585,933	20,246,070
ALPS REIT Dividend Dogs ETF	23,308,934	22,732,820

For the year ended November 30, 2021, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$42,658,789	$68,640,518
ALPS International Sector Dividend Dogs ETF	22,106,996	20,131,895
ALPS Emerging Sector Dividend Dogs ETF	1,016,011	–
ALPS REIT Dividend Dogs ETF	–	3,732,520

For the year ended November 30, 2021, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS Sector Dividend Dogs ETF	$11,671,302
ALPS International Sector Dividend Dogs ETF	2,137,869
ALPS REIT Dividend Dogs ETF	863,443

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

36 | November 30, 2021

ALPS ETF Trust

Notes to Financial Statements	November 30, 2021

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 shares (prior to October 1, 2021, the Creation Unit size was 50,000 Shares). Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The ALPS Sector Dvidend Dogs ETF engaged in cross trades between other funds in the Trust during the year ended November 30, 2021 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2021, were as follows:

	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
ALPS Sector Dividend Dogs ETF	$2,625,190	$1,007,571	$154,451

7. MARKET DISRUPTIONS RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause each Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities each Fund holds, and may adversely affect each Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of each Fund’s securities or other assets. Such impacts may adversely affect the performance of the Funds.

8. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

37 | November 30, 2021

ALPS ETF Trust

Additional Information	November 30, 2021 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2020:

	Qualified Dividend Income	Dividend Received Deduction	199A
ALPS Sector Dividend Dogs ETF	100.00%	99.08%	0.00%
ALPS International Sector Dividend Dogs ETF	98.94%	0.00%	0.00%
ALPS Emerging Sector Dividend Dogs ETF	75.62%	0.00%	0.00%
ALPS REIT Dividend Dogs ETF	0.81%	0.00%	40.55%

In early 2021, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2020 via Form 1099. The Funds will notify shareholders in early 2022 of amounts paid to them by the Funds, if any, during the calendar year 2021.

Pursuant to Section 853(c) of the Internal Revenue Code, the following Funds designated the following for the calendar year ended December 31, 2021:

	Foreign Taxes Paid	Foreign Source Income
Alps Emerging Sector Dividend Dog ETF	$118,762	$1,289,676
ALPS International Sector Dividend Dogs ETF	$825,084	$8,600,862

LICENSING AGREEMENTS

ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, and ALPS REIT Dividend Dogs ETF

The Funds are not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc.SM (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the (i) in the case of SDOG, S-Network Sector Dividend DogsSM, (ii) in the case of IDOG, S-Network International Sector Dividend DogsSM, (iii) in the case of EDOG, S-Network Emerging Sector Dividend Dogs IndexSM, and (iv) in the case of RDOG, S-Network REIT Dividend Dogs IndexSM (each an “Underlying Index”) to track the performance of a market or sector. Licensor’s only relationship to the Licensee is the licensing of certain service marks and trade names of Licensor and of the Underlying Index that is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

38 | November 30, 2021

ALPS ETF Trust

Additional Information	November 30, 2021 (Unaudited)

The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to the Index Provider is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of each Fund or the timing of the issuance or sale of each Fund or in the determination or calculation of the equation by which each Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of each Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by the Index Provider.

The S&P 500® is the property of Standard and Poor’s Financial Services LLC (“S&P”) and has been licensed by S&P for use by S-Network® Global Indexes, Inc. in connection with the S-Network® Sector Dividend Dogs Index (Ticker: SDOGX), the S-Network® International Sector Dividend Dogs Index (Ticker: IDOGX), the S-Network® Emerging Sector Dividend Dogs Index (Ticker: EDOGX), and the S-Network® REIT Dividend Dogs Index (Ticker: RDOGX).

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by each Fund, owners of the Shares of each Fund or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of each Underlying Index, even if notified of the possibility of such damages.

39 | November 30, 2021

ALPS ETF Trust

Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2021 (Unaudited)

At a meeting held on June 7, 2021 via electronic means (video-conference), the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreements between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Sector Dividend Dogs ETF (“SDOG”), the ALPS International Sector Dividend Dogs ETF (“IDOG”), the ALPS Emerging Sector Dividend Dogs ETF (“EDOG”), and the ALPS REIT Dividend Dogs ETF (“RDOG”) (each “a Fund” and collectively the “Funds”). The Independent Trustees also met separately to consider each Investment Advisory Agreement.

In evaluating the Investment Advisory Agreements with respect to each Fund, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreements, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreements, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board reviewed information on the performance of each Fund and its applicable benchmark. The Board also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on this review, the Board, including the Independent Trustees. found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Board noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for SDOG, IDOG and EDOG is higher than the median of its FUSE expense group. These Funds’ respective net expense ratios, however, are slightly above the median of their respective FUSE expense group.

The gross management fee rate for RDOG is lower than the median of its FUSE expense group. RDOG’s net expense ratio is also below the median of its FUSE expense group.

Based on the foregoing, and the other information available to them, the Board, including the Independent Trustees concluded that the advisory fee rate for each of the Funds were reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees reviewed and noted the relatively small sizes of the Funds (other than SDOG) and concluded that AAI was not realizing any economies of scale. With respect to SDOG, the Independent Trustees noted that the Fund’s asset levels have recovered to its respective historic highs. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

In voting to renew each Investment Advisory Agreement, the Board, including the Independent Trustees concluded that the terms of each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

40 | November 30, 2021

ALPS ETF Trust

Trustees and Officers	November 30, 2021 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	36	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (32 funds); Reaves Utility Income Fund; and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	36	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (32 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014-2017; Board Member, Strong-Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017-2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015-present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	19	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

41 | November 30, 2021

ALPS ETF Trust

Trustees and Officers	November 30, 2021 (Unaudited)

The Trustee who is an “interested person” of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Number of Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (“AAI”), and Director of ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Mr. Burke retired from ALPS in June 2019.	31	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All- Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (32 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Effective December 1, 2021, Mr. Burke is an Independent Trustee of the Trust.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.
42 | November 30, 2021

ALPS ETF Trust

Trustees and Officers	November 30, 2021 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc. From June 2018 to November 2021 she also served as Treasurer of Boulder Growth & Income Fund, Inc.
Brendan Hamill, 1986	Secretary	Since September 2021	Mr. Hamill joined ALPS in August 2021, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Hamill was an attorney at Lewis Brisbois Bisgaard & Smith, LLP (law firm) (December 2018-August 2021) and Vedder Price, P.C. (law firm) (August 2015-December 2018). Mr. Hamill also serves as Secretary of Financial Investors Trust, Secretary of ALPS Variable Investment Trust, Secretary of Principal Real Estate Income Fund, and Assistant Secretary of James Advantage Funds.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

43 | November 30, 2021

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

ANNUAL REPORT

ALPS ETF TRUST | November 30, 2021

BFOR

BARRON'S 400℠ ETF

(NYSE ARCA: BFOR)

Performance Overview	1
Disclosure of Fund Expenses	6
Report of Independent Registered Public Accounting Firm	7
Schedule of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	17
Additional Information	23
Board Considerations Regarding Approval of Investment Advisory Agreement	25
Trustees & Officers	26

Barron’s 400SM ETF
Performance Overview	November 30, 2021 (Unaudited)

Investment Objective

The Barron’s 400SM ETF (the “Fund” or “BFOR”) seeks investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM (the “Underlying Index”). The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of high performing equity securities of U.S. companies. The Fund will invest at least 80% of its total assets in the equity securities which comprise the Underlying Index.

The Underlying Index generally consists of 400 stocks. The Underlying Index’s stocks are constituents of the MarketGrader U.S. Coverage Universe. In compiling the Underlying Index, MarketGrader Capital, LLC (the “Index Provider”) selects the 400 stocks from the MarketGrader U.S. Coverage Universe by using a methodology that selects components based on the strength of their fundamentals in growth, value, profitability and cash flow and then screens such potential Underlying Index components for certain criteria regarding concentration, market capitalization, and liquidity. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is rebalanced by the Index Provider semiannually, on the third Friday of March and September each year.

Performance Overview

The Barron’s 400 ETF (BFOR) closed its 2021 fiscal year on November 30th, with its best-ever annual performance since the Fund's inception returning 33.2% for the year. Over the year, the BFOR closely tracked the performance its benchmark, the Barron’s 400 Index (B400T), which gained 34.1% on a total return basis. Figure 1 presents the fiscal year returns for both BFOR and the B400 since the Fund’s inception on June 3, 2013.

Figure 1. Fiscal Year Returns for the Barron’s 400 ETF (BFOR) and Its Benchmark, the Barron’s 400 Index (B400T) Since Inception on June 3, 2013.

Fiscal Year	Barron’s 400 ETF (BFOR)	Barron’s 400 Index (B400T)
2013*	17.2%	18.4%
2014	8.1%	9.0%
2015	1.0%	1.8%
2016	9.1%	9.9%
2017	21.9%	22.6%
2018	-2.1%	-1.5%
2019	5.0%	5.6%
2020	13.3%	14.1%
2021	33.2%	34.1%

*	The fiscal year 2013 is measured from the Fund’s inception on June 3, 2013, through November 30, 2013. BFOR returns are based on the Fund’s last market price at each fiscal year’s end date. B400T figures reflect total returns. Source: Bloomberg.

Barron’s 400 Index Outperforms the Broad U.S. Stock Market

A year ago, the Advisor wrote about the remarkable bounce the Barron’s 400 Index (B400T) had from its March 23, 2020 low following the brief swoon in U.S. equities at the outset of the global pandemic, with the index gaining 78.3% on a total return basis from the market bottom through the end of fiscal year 2020 (see annual letter to shareholders in the 2020 annual report)1. This helped it record a strong 13.6% return for the year, although it failed to beat the broad U.S. market as measured by the Dow Jones US Total Stock Market Index (DJUSTSM), which rose 20% during the same period. In fiscal year 2021, however, the B400 handily beat the broad market benchmark gaining 34.1% to the DJUSTSM’s 26.5%. Furthermore, the B400 also outperformed the market’s large cap benchmarks, represented by the S&P 500 Index (SPX) and the Russell 1000 Index (R1K), which gained 27.9%, and 26.7%, respectively. Interestingly, the B400 outperformed the market’s small cap and midcap benchmarks too, as measured by the Russell 2000 Index (R2K), and the S&P MidCap 400 Index, which gained 22% and 26.5%, respectively. A summary of BFOR’s and B400’s performance in fiscal year 2021 may be seen in Figure 2.

[1]	Source: Bloomberg
1 | November 30, 2021

Barron’s 400SM ETF
Performance Overview	November 30, 2021 (Unaudited)

Figure 2. Fiscal Year 2021 Performance for the Barron’s 400 ETF (BFOR) and the Barron’s 400 Index (B400T) Versus Select Broad and Size U.S. Equity Benchmarks

Fiscal Year Return 11/30/2020 – 11/30/2021
Barron’s 400 ETF (BFOR)	33.2%
Barron’s 400 Index	34.1%
Dow Jones US Total Stock Market Index	26.5%
S&P 500 Index	27.9%
Russell 1000 Index	26.7%
Russell 2000 Index	22.0%
S&P MidCap 400 Index	26.5%
S&P Small Cap 600 Index	31.4%

Source: Bloomberg

Barron’s 400 vs. Factor Benchmark Returns

A common theme throughout 2021 was the widely held belief that the value factor seemed poised to finally make a comeback after years of underperforming the growth factor. In fiscal year 2020 alone, the Russell 3000 Value Index (R3KV) underperformed the Russell 3000 Growth Index (R3KG) by almost 40 percentage points (2.2% vs. 37.3%, respectively). The trend was not entirely reversed in fiscal year 2021, although value did have much better relative performance than in 2020, with R3KV returning 22.9%, yet still lower than R3KG’s return of 29.4%. However, when combined with the size factor, value’s performance was indeed quite strong, based on the Russell 2000 Value Index’s (small cap value) return of 33% compared to the Russell 1000 Growth Index’s (large cap growth) return of 30.7%. The Barron’s 400 Index, BFOR’s benchmark, was designed to straddle the factor divide by selecting companies according to MarketGrader’s GARP (growth at a reasonable price) methodology. This allowed the index to outperform, in 2021, the four combinations of size and style (large, small, value, and growth) tracked by the Russell size and style benchmarks. Furthermore, the B400 also did better in fiscal year 2021 than the midcap growth benchmark, based on the S&P MidCap 400 Index’s return of 21.5%. Though the B400 is an all-cap index, it is often compared to midcap growth exposures since it is equally weighted, and thus its median market cap falls squarely within the midcap range2. Figure 3 shows how BFOR and the B400 performed relative to the size and style benchmarks.

Figure 3. Fiscal Year 2021 Performance for the Barron’s 400 ETF (BFOR), the Barron’s 400 Index (B400T) Versus Size & Style Equity Benchmarks

Fiscal Year Return 11/30/2020 – 11/30/2021
Barron’s 400 ETF (BFOR)	33.2%
Barron’s 400 Index	34.1%
S&P MidCap 400 Growth Index	21.5%
Russell 3000 Value Index	22.9%
Russell 3000 Growth Index	29.4%
Russell 1000 Value Index (Large Cap Value)	22.2%
Russell 1000 Growth Index (Large Cap Growth)	30.7%
Russell 2000 Value Index (Small Cap Value)	33.0%
Russell 2000 Growth Index (Small Cap Growth)	12.0%
MSCI USA Quality Factor Index	26.8%

Source: Bloomberg

Breaking Down the Companies

The B400 Index reconstitutes and rebalances in March and September of each calendar year3. But the BFOR’s fiscal year runs from November 30th close of one year to the November 30th close of the following year. Therefore, over its fiscal year, BFOR holds three different portfolios. The first portfolio of 400 companies is the one that it starts the fiscal year with (which was reconstituted in September of the previous fiscal year), and this is held through the March rebalance. When the B400 Index reconstitutes in March, this essentially determines the second portfolio of 400 companies that BFOR holds. Finally, when the B400 reconstitutes in September, the third portfolio of B400 companies that BFOR holds is determined.

[2]	As of this writing on December 10, 2021, the average market cap of all B400 constituents was $54.9 billion, while the median market cap was $10.7 billion. Source: MarketGrader Research.
[3]	B400 is reconstituted and rebalanced semi-annually on the third Friday of March and September.

2 | November 30, 2021

Barron’s 400SM ETF
Performance Overview	November 30, 2021 (Unaudited)

For the 2021 fiscal year, the three portfolios that were held by BFOR comprised a total of 711 different companies, including the 400 companies selected by the B400 in September 2020, March 2021, and September 2021 for the index. Of these, 73% (or 518 companies) had a positive return during their time as members of B400 in the last fiscal year, with only 27% having posted a negative return. It’s worth noting that 137 companies that were members of the B400 at the start of the 2021 fiscal year (selected at the September 2020 rebalance) are still part of the index (34% of current constituents). Figure 4 summarizes the number of companies that were members of the B400 across different time periods during the 2021 fiscal year. Figure 5 presents the top 30 performers (regardless of the period each stock was held).

Figure 4. Barron’s 400 Unique Constituents by Selection Period In the 2021 Fiscal Year

Period	# of Companies
Sept. 2020 to March 2021	131
Sept. 2020 to Sept. 2021	96
Sept. 2020 to March 2022	137
Sept. 2020 to March 2021 & Sept. 2021 to March 2022*	36
March 2021 to Sept. 2021	84
March 2021 to March 2022	84
Sept. 2021 to March 2022	143

*	These are companies that started the 2021 fiscal year as members of B400, were removed at the March 2022 reconstitution, and were then re-selected in September 2021 reconstitution. Source: MarketGrader Research.

Figure 5. Top 30 Performing Stocks in the Barron’s 400 Index During the 2021 Fiscal Year*

Symbol	Company Name	Market Cap** (in USD Millions)	Sector	Start Date	End Date	Return (%)
DISCA	Discovery, Inc. Class A	11,144	Consumer Discretionary	9/21/20	3/19/21	187.14
CROX	Crocs, Inc.	2,522	Consumer Discretionary	9/21/20	3/18/22	178.52
VIAC	ViacomCBS Inc. Class B	16,972	Consumer Discretionary	9/21/20	3/19/21	175.94
ATKR	Atkore International Group	1,243	Industrials	9/21/20	3/18/22	173.22
FTNT	Fortinet, Inc.	15,874	Technology	9/21/20	3/18/22	169.5
NVDA	NVIDIA Corporation	298,217	Technology	9/21/20	3/18/22	143.81
TBBK	Bancorp Inc	497	Financials	9/21/20	3/18/22	139.58
WAL	Western Alliance Bancorp	3,485	Financials	9/21/20	3/18/22	114.12
SFBS	ServisFirst Bancshares Inc	1,821	Financials	9/21/20	3/18/22	112.78
SBNY	Signature Bank	5,576	Financials	9/21/20	3/19/21	112.44
IT	Gartner, Inc.	11,333	Industrials	9/21/20	3/18/22	105.43
CLFD	Clearfield, Inc.	338	Technology	3/22/21	3/18/22	104.49
WIRE	Encore Wire Corporation	1,359	Industrials	3/22/21	3/18/22	102.74
SIVB	SVB Financial Group	13,374	Financials	9/21/20	3/18/22	100.76
GNRC	Generac Holdings Inc.	11,015	Industrials	9/21/20	3/18/22	95.38
CPRX	Catalyst Pharmaceuticals	297	Health Care	9/21/20	3/18/22	91.26
XPEL	XPEL, Inc.	352	Consumer Discretionary	9/21/20	3/18/22	89.78
MCB	Metropolitan Bank Holding	373	Financials	3/22/21	3/18/22	88.92
EPAM	EPAM Systems, Inc.	17,023	Technology	9/21/20	3/18/22	88.80
CPF	Central Pacific Financial	429	Financials	9/21/20	3/18/22	88.46
HIBB	Hibbett Sports, Inc.	534	Consumer Discretionary	9/21/20	9/17/21	88.36
PFBC	Preferred Bank	506	Financials	9/21/20	3/18/22	85.34
INTU	Intuit Inc.	84,085	Technology	9/21/20	3/18/22	85.30
ANET	Arista Networks, Inc.	11,469	Technology	9/21/20	3/18/22	83.30
ENPH	Enphase Energy, Inc.	7,692	Technology	9/21/20	3/18/22	83.06
EWBC	East West Bancorp, Inc.	5,296	Financials	9/21/20	3/19/21	82.87
XLNX	Xilinx, Inc.	27,441	Technology	3/22/21	3/18/22	82.25
CASH	Meta Financial Group, Inc.	611	Financials	9/21/20	3/18/22	80.57
AMAT	Applied Materials, Inc.	55,440	Industrials	9/21/20	3/18/22	78.46
WSM	Williams-Sonoma, Inc.	6,497	Consumer Discretionary	9/21/20	3/18/22	77.98

*	Regardless of holding period.
**	Market cap is from the date each company was first selected to B400 during fiscal year 2021. Sources: MarketGrader Research and FactSet.
3 | November 30, 2021

Barron’s 400SM ETF
Performance Overview	November 30, 2021 (Unaudited)

Performance (as of November 30, 2021)

	1 Year	5 Year	Since Inception^
Barron’s 400SM ETF – NAV	33.18%	13.58%	12.13%
Barron’s 400SM ETF – Market Price*	33.17%	13.58%	12.13%
Barron’s 400 IndexSM	34.06%	14.31%	12.87%

Total Expense Ratio (per the current prospectus) is 0.70%

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.855.724.0450.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on June 4, 2013.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The Barron’s 400 IndexSM, calculated by NYSE Arca or its affiliates, measures the performance of a diversified group of U.S. companies selected in part based on fundamentals-related rules-based criteria. The index includes companies that have scored highest according to fundamentals-related rankings calculated by MarketGrader Capital, LLC. Additional rules-based screening provides for sector and market cap diversification. The Underlying Index has been licensed by MarketGrader for use with the Barron’s 400SM ETF.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect Fund performance.

Funds that emphasize investments in small/mid cap companies will generally experience greater price volatility.

Barron’s 400SM ETF shares are not individually redeemable. Investors buy and sell shares of the Barron’s 400SM ETF on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The Barron’s 400SM ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

4 | November 30, 2021

Barron’s 400SM ETF
Performance Overview	November 30, 2021 (Unaudited)

Top 10 Holdings* (as of November 30, 2021)

Encore Wire Corp.	0.40%
Live Oak Bancshares, Inc.	0.38%
Enphase Energy, Inc.	0.38%
Triumph Bancorp, Inc.	0.37%
Advanced Micro Devices, Inc.	0.36%
NVIDIA Corp.	0.35%
Xilinx, Inc.	0.35%
Clearfield, Inc.	0.35%
Trade Desk, Inc.	0.35%
Calix, Inc.	0.35%
Total % of Top 10 Holdings	3.64%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2021)

Comparison of change in value of a $10,000 investment in the Fund and the Underlying Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5 | November 30, 2021

Barron’s 400SM ETF
Disclosure of Fund Expenses	November 30, 2021 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2021.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/21	Ending Account Value 11/30/21	Expense Ratio(a)	Expenses Paid During Period 6/1/21 - 11/30/21(b)
Barron's 400 ETF
Actual	$1,000.00	$1,054.30	0.65%	$3.35
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.
6 | November 30, 2021

Barron’s 400SM ETF
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ALPS ETF Trust and the shareholders of Barron’s 400SM ETF:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Barron’s 400SM ETF (the "Fund"), one of the funds constituting the ALPS ETF Trust, as of November 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, and the result of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 26, 2022

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

7 | November 30, 2021

Barron’s 400SM ETF
Schedule of Investments	November 30, 2021

Security Description	Shares	Value
COMMON STOCKS (98.94%)
Communication Services (3.31%)
Alphabet, Inc., Class A(a)	129	$366,096
Cable One, Inc.	194	343,780
Cargurus, Inc.(a)	11,906	446,475
DISH Network Corp., Class A(a)	8,830	275,937
Fox Corp., Class A	10,507	375,205
IDT Corp., Class B(a)	8,230	446,724
Interpublic Group of Cos., Inc.	10,018	332,497
Meta Platforms, Inc., Class A(a)	985	319,593
Netflix, Inc.(a)	641	411,458
Nexstar Media Group, Inc., Class A	2,586	386,607
Omnicom Group, Inc.	5,118	344,493
TEGNA, Inc.	21,489	424,408
Verizon Communications, Inc.	6,816	342,640
ZoomInfo Technologies, Inc.(a)	5,534	341,448
Total Communication Services		5,157,361

Consumer Discretionary (19.45%)
Academy Sports & Outdoors, Inc.(a)	8,186	365,259
Acushnet Holdings Corp.(b)	7,407	402,793
America's Car-Mart, Inc.(a)	3,095	303,743
Asbury Automotive Group, Inc.(a)	2,161	353,626
AutoNation, Inc.(a)	3,479	430,874
Best Buy Co., Inc.	3,367	359,798
Big 5 Sporting Goods Corp.(b)	14,860	352,628
Boot Barn Holdings, Inc.(a)	4,354	532,668
BorgWarner, Inc.	8,585	371,559
Boyd Gaming Corp.(a)	6,330	371,001
Brunswick Corp.	3,822	358,924
Buckle, Inc.	9,441	444,105
Camping World Holdings, Inc., Class A(b)	9,618	421,846
Carter's, Inc.	3,730	376,842
Century Communities, Inc.	5,673	403,180
Columbia Sportswear Co.	3,581	349,255
Container Store Group, Inc.(a)	34,696	403,515
Crocs, Inc.(a)	2,483	407,262
Deckers Outdoor Corp.(a)	848	343,779
Dick's Sporting Goods, Inc.(b)	2,840	333,870
Dillard's, Inc., Class A	1,846	505,619
DR Horton, Inc.	4,220	412,294
Five Below, Inc.(a)	2,006	408,101
Floor & Decor Holdings, Inc., Class A(a)	2,906	374,613
General Motors Co.(a)	7,324	423,840
Gentherm, Inc.(a)	4,624	390,497
Genuine Parts Co.	3,091	394,844
Group 1 Automotive, Inc.	2,259	439,940
Hasbro, Inc.	3,804	368,646
Haverty Furniture Cos., Inc.	10,986	328,591
La-Z-Boy, Inc.	11,182	373,367
LCI Industries	2,835	431,686
Leggett & Platt, Inc.	7,975	322,110
Lennar Corp., Class B	4,576	392,529
LGI Homes, Inc.(a)	2,455	352,685
Security Description	Shares	Value
Consumer Discretionary (continued)
Lithia Motors, Inc., Class A	1,162	$338,526
LKQ Corp.	7,257	405,666
Lumber Liquidators Holdings, Inc.(a)	19,856	304,591
M/I Homes, Inc.(a)	6,112	341,600
Malibu Boats, Inc., Class A(a)	5,470	380,001
MarineMax, Inc.(a)	7,837	417,477
MasterCraft Boat Holdings, Inc.(a)	14,992	410,181
Meritage Homes Corp.(a)	3,615	407,989
Mohawk Industries, Inc.(a)	1,989	333,893
Monarch Casino & Resort, Inc.(a)	5,883	396,338
Movado Group, Inc.	11,612	521,030
NIKE, Inc., Class B	2,335	395,175
NVR, Inc.(a)	75	391,901
O'Reilly Automotive, Inc.(a)	627	400,126
Patrick Industries, Inc.	4,688	373,962
Pool Corp.	781	432,768
PulteGroup, Inc.	7,862	393,336
Rent-A-Center, Inc., Class A	6,223	274,870
Revolve Group, Inc.(a)	5,800	441,786
RH(a)	536	312,585
Service Corp. International	6,015	397,952
Shoe Carnival, Inc.	10,871	425,056
Shutterstock, Inc.	3,313	377,715
Signet Jewelers, Ltd.	4,805	466,758
Skechers U.S.A., Inc., Class A(a)	8,032	360,797
Skyline Champion Corp.(a)	5,877	459,875
Smith & Wesson Brands, Inc.	17,953	408,431
Sonos, Inc.(a)(b)	10,245	324,254
Standard Motor Products, Inc.	9,021	451,411
Stride, Inc.(a)	10,977	374,645
Sturm Ruger & Co., Inc.	5,105	365,978
Target Corp.	1,530	373,075
Tempur Sealy International, Inc.	7,824	335,180
TopBuild Corp.(a)	1,695	457,294
TRI Pointe Group, Inc.(a)	16,928	422,692
Ulta Beauty, Inc.(a)	992	380,878
Vista Outdoor, Inc.(a)	8,991	392,637
Whirlpool Corp.	1,714	373,206
Williams-Sonoma, Inc.	2,079	405,072
Winnebago Industries, Inc.	5,362	387,244
XPEL, Inc.(a)(c)	4,571	328,609
YETI Holdings, Inc.(a)	3,724	343,204
Zumiez, Inc.(a)	9,875	451,880
Total Consumer Discretionary		30,343,533

Consumer Staples (4.64%)
Altria Group, Inc.	7,668	326,963
Archer-Daniels-Midland Co.	6,142	382,094
Bunge, Ltd.	4,817	417,008
Central Garden & Pet Co.(a)	8,367	403,122
Coca-Cola Co.	6,660	349,317
Darling Ingredients, Inc.(a)	5,010	338,275
Estee Lauder Cos., Inc., Class A	1,120	371,918
Hershey Co.	2,124	376,989

8 | November 30, 2021

Barron’s 400SM ETF
Schedule of Investments	November 30, 2021

Security Description	Shares	Value
Consumer Staples (continued)
Ingles Markets, Inc., Class A	5,714	$438,721
Inter Parfums, Inc.	5,343	469,276
Medifast, Inc.	1,692	348,112
MGP Ingredients, Inc.(b)	5,888	459,146
Monster Beverage Corp.(a)	3,905	327,161
PepsiCo, Inc.	2,390	381,874
Procter & Gamble Co.	2,551	368,824
Sanderson Farms, Inc.	1,978	371,429
Turning Point Brands, Inc.(b)	7,795	296,210
Tyson Foods, Inc., Class A	4,916	388,167
USANA Health Sciences, Inc.(a)	4,205	419,323
Total Consumer Staples		7,233,929

Energy (1.91%)
California Resources Corp.	8,962	350,145
EOG Resources, Inc.	5,334	464,058
Magnolia Oil & Gas Corp.	23,341	442,779
Oasis Petroleum, Inc.	3,969	475,883
ONEOK, Inc.	6,991	418,341
Texas Pacific Land Corp.	305	368,675
Whiting Petroleum Corp.(a)	7,029	454,706
Total Energy		2,974,587

Financials (19.88%)
1st Source Corp.	8,216	379,990
Allegiance Bancshares, Inc.	10,728	433,733
Ameris Bancorp	7,944	386,635
Apollo Global Management, Inc.	6,078	430,201
Artisan Partners Asset Management, Inc., Class A	7,332	327,960
Athene Holding, Ltd., Class A(a)	5,418	443,843
Atlantic Capital Bancshares, Inc.(a)	16,105	449,974
Atlanticus Holdings Corp.(a)	7,236	430,035
Bancorp, Inc.(a)	16,338	461,875
Bank OZK	9,064	405,251
Banner Corp.	7,192	411,958
BOK Financial Corp.	4,443	458,562
Byline Bancorp, Inc.	16,176	420,091
Cadence Bank	13,069	381,876
Capital One Financial Corp.	2,402	337,553
Cathay General Bancorp	9,330	391,020
Central Pacific Financial Corp.	15,776	422,324
Cohen & Steers, Inc.	4,354	390,859
Credit Acceptance Corp.(a)	610	381,189
Enterprise Financial Services Corp.	8,605	399,014
Evercore, Inc., Class A	2,680	371,716
FactSet Research Systems, Inc.	967	453,107
FB Financial Corp.	9,106	390,647
Fidelity National Financial, Inc., Class A	7,998	391,182
First BanCorp/Puerto Rico	30,453	404,720
First Bancorp/Southern Pines NC	9,534	423,691
First Busey Corp.	16,354	420,298
First Foundation, Inc.	15,095	383,715
Security Description	Shares	Value
Financials (continued)
First Horizon Corp.	24,450	$394,379
First Merchants Corp.	9,574	381,907
Flagstar Bancorp, Inc.	7,469	347,607
Glacier Bancorp, Inc.	7,427	403,286
Heartland Financial USA, Inc.	8,009	380,428
Houlihan Lokey, Inc.	4,163	451,852
Independent Bank Corp.	18,628	420,061
Independent Bank Group, Inc.	5,677	394,154
Investors Bancorp, Inc.	26,742	398,188
Jefferies Financial Group, Inc.	10,119	380,272
KeyCorp	18,005	404,032
Lakeland Bancorp, Inc.	22,685	405,835
Lazard, Ltd., Class A	7,944	338,573
Live Oak Bancshares, Inc.	6,730	599,643
Merchants Bancorp	10,277	468,734
Meta Financial Group, Inc.	7,368	440,385
Metropolitan Bank Holding Corp.(a)	4,883	463,543
Moelis & Co., Class A	6,014	368,718
National Bank Holdings Corp., Class A	10,609	452,156
NBT Bancorp, Inc.	10,999	397,174
Nicolet Bankshares, Inc.(a)	5,208	371,382
OFG Bancorp	16,456	396,590
Old National Bancorp	23,550	415,893
Pacific Premier Bancorp, Inc.	9,929	384,749
Peoples Bancorp, Inc.	12,294	379,147
Piper Sandler Cos.	2,761	457,636
Popular, Inc.	5,137	399,761
Preferred Bank	6,118	416,942
Premier Financial Corp.	12,789	375,997
Prosperity Bancshares, Inc.	5,658	403,302
Provident Financial Services, Inc.	16,790	395,237
QCR Holdings, Inc.	7,413	399,857
Regional Management Corp.	6,110	345,582
ServisFirst Bancshares, Inc.	5,223	419,877
SVB Financial Group(a)	633	438,245
Synovus Financial Corp.	9,413	426,315
T Rowe Price Group, Inc.	1,741	348,113
Tompkins Financial Corp.	4,907	383,531
Triumph Bancorp, Inc.(a)	4,547	579,060
UMB Financial Corp.	4,206	423,039
United Community Banks, Inc.	13,106	449,143
Univest Financial Corp.	14,260	393,148
Upstart Holdings, Inc.(a)	1,379	282,543
Victory Capital Holdings, Inc., Class A	10,921	382,890
WesBanco, Inc.	11,972	389,689
Western Alliance Bancorp	3,790	416,066
Wintrust Financial Corp.	5,070	443,777
Zions Bancorp NA	6,522	411,408
Total Financials		31,002,865

Health Care (12.45%)
Abbott Laboratories	2,918	366,997
AbbVie, Inc.	3,483	401,520
Agilent Technologies, Inc.	2,152	324,737

9 | November 30, 2021

Barron’s 400SM ETF
Schedule of Investments	November 30, 2021

Security Description	Shares	Value
Health Care (continued)
Align Technology, Inc.(a)	524	$320,442
Antares Pharma, Inc.(a)	102,178	330,035
Avantor, Inc.(a)	8,828	348,529
Becton Dickinson and Co.	1,423	337,450
BioDelivery Sciences International, Inc.(a)	85,462	237,584
BioMarin Pharmaceutical, Inc.(a)	4,870	420,232
Bio-Rad Laboratories, Inc.,
Class A(a)	462	347,978
Blueprint Medicines Corp.(a)	3,707	356,613
Bruker Corp.	4,318	349,715
Catalyst Pharmaceuticals, Inc.(a)	75,695	529,865
Charles River Laboratories International, Inc.(a)	851	311,355
Co.-Diagnostics, Inc.(a)	38,277	368,990
Cooper Cos, Inc.	839	315,858
Danaher Corp.	1,143	367,635
DaVita, Inc.(a)	3,031	286,430
Dexcom, Inc.(a)	684	384,812
Edwards Lifesciences Corp.(a)	3,067	329,120
Eli Lilly & Co.	1,591	394,632
Fulgent Genetics, Inc.(a)(b)	4,288	401,014
Gilead Sciences, Inc.	5,265	362,916
Globus Medical, Inc., Class A(a)	4,621	289,367
Halozyme Therapeutics, Inc.(a)	8,959	294,572
HCA Healthcare, Inc.	1,457	328,685
Henry Schein, Inc.(a)	4,727	335,901
Hologic, Inc.(a)	4,753	355,192
IDEXX Laboratories, Inc.(a)	561	341,127
Innoviva, Inc.(a)	24,595	411,228
Intuitive Surgical, Inc.(a)	1,069	346,719
Ironwood Pharmaceuticals, Inc.(a)	31,115	345,065
Johnson & Johnson	2,251	350,998
Laboratory Corp. of America Holdings(a)	1,250	356,663
LeMaitre Vascular, Inc.	6,469	302,685
Maravai LifeSciences Holdings, Inc.(a)	7,939	364,718
Medpace Holdings, Inc.(a)	2,047	424,568
Mettler-Toledo International, Inc.(a)	237	358,849
Moderna, Inc.(a)	867	305,557
Organogenesis Holdings, Inc.(a)	25,457	256,097
PerkinElmer, Inc.	2,022	368,328
Pfizer, Inc.	8,295	445,690
Premier, Inc., Class A	9,344	346,382
Quest Diagnostics, Inc.	2,395	356,089
Regeneron Pharmaceuticals, Inc.(a)	575	366,005
Repligen Corp.(a)	1,260	360,990
Seagen, Inc.(a)	2,465	394,400
Stryker Corp.	1,346	318,504
Thermo Fisher Scientific, Inc.	660	417,668
Universal Health Services, Inc., Class B	2,525	299,793
Security Description	Shares	Value
Health Care (continued)
Veeva Systems, Inc., Class A(a)	1,239	$350,117
Vertex Pharmaceuticals, Inc.(a)	1,969	368,085
Waters Corp.(a)	905	296,903
West Pharmaceutical Services, Inc.	820	362,981
Zoetis, Inc.	1,821	404,335
Total Health Care		19,418,720

Industrials (15.28%)
3M Co.	2,032	345,521
AGCO Corp.	2,901	319,719
AMERCO	563	396,667
AO Smith Corp.	5,427	429,004
Atkore, Inc.(a)	4,263	454,009
Atlas Air Worldwide Holdings, Inc.(a)	4,922	431,216
BlueLinx Holdings, Inc.(a)	7,250	511,415
Boise Cascade Co.	6,879	445,966
Builders FirstSource, Inc.(a)	7,090	492,330
Carrier Global Corp.	6,745	365,039
Caterpillar, Inc.	1,832	354,217
Copart, Inc.(a)	2,565	372,335
CSW Industrials, Inc.	2,957	355,431
CSX Corp.	12,161	421,500
Cummins, Inc.	1,599	335,390
Deere & Co.	1,041	359,707
Dover Corp.	2,220	363,747
Emerson Electric Co.	3,798	333,616
Encore Wire Corp.	4,439	623,502
Equifax, Inc.	1,355	377,571
Expeditors International of Washington, Inc.	2,891	351,603
Exponent, Inc.	3,252	378,858
Fastenal Co.	6,993	413,776
FedEx Corp.	1,454	334,958
Fortune Brands Home & Security, Inc.	3,856	387,644
Generac Holdings, Inc.(a)	856	360,581
Graco, Inc.	4,875	355,339
Helios Technologies, Inc.	4,371	438,542
Illinois Tool Works, Inc.	1,708	396,512
Insteel Industries, Inc.	10,615	447,528
JB Hunt Transport Services, Inc.	2,205	421,508
Kadant, Inc.	1,763	413,353
L3Harris Technologies, Inc.	1,633	341,428
Landstar System, Inc.	2,326	392,047
Lennox International, Inc.	1,184	365,880
Lincoln Electric Holdings, Inc.	2,822	380,857
Matson, Inc.	4,432	361,341
MillerKnoll, Inc.	9,158	347,455
Mueller Industries, Inc.	8,811	487,513
Norfolk Southern Corp.	1,514	401,619
Northrop Grumman Corp.	1,055	367,984
Old Dominion Freight Line, Inc.	1,285	456,393
Owens Corning	3,965	336,391
Parker-Hannifin Corp.	1,298	392,074
Robert Half International, Inc.	3,642	404,881
10 | November 30, 2021

Barron’s 400SM ETF
Schedule of Investments	November 30, 2021

Security Description	Shares	Value
Industrials (continued)
Rockwell Automation, Inc.	1,184	$398,061
Saia, Inc.(a)	1,540	510,017
Simpson Manufacturing Co., Inc.	3,450	397,992
Snap-on, Inc.	1,716	353,342
Stanley Black & Decker, Inc.	2,032	355,112
Textainer Group Holdings, Ltd.	11,612	379,364
Textron, Inc.	5,310	375,948
Toro Co.	3,542	356,184
TransUnion	3,116	346,468
Trex Co., Inc.(a)	3,450	458,057
UFP Industries, Inc.	5,357	446,131
Union Pacific Corp.	1,823	429,572
United Parcel Service, Inc., Class B	1,940	384,838
Watsco, Inc.	1,336	391,061
WW Grainger, Inc.	904	435,195
Total Industrials		23,841,309

Information Technology (16.37%)
Adobe, Inc.(a)	575	385,164
Advanced Micro Devices, Inc.(a)	3,507	555,404
Akamai Technologies, Inc.(a)	3,313	373,375
Amkor Technology, Inc.	12,879	277,671
Amphenol Corp., Class A	4,897	394,600
Analog Devices, Inc.	2,136	385,014
Apple, Inc.	2,503	413,746
Applied Materials, Inc.	2,645	389,317
Arista Networks, Inc.(a)	4,140	513,608
Automatic Data Processing, Inc.	1,857	428,763
Broadcom, Inc.	738	408,616
Broadridge Financial Solutions, Inc.	2,186	368,494
Cadence Design Systems, Inc.(a)	2,247	398,753
Calix, Inc.(a)	8,044	538,626
CDW Corp.	1,916	362,814
Cisco Systems, Inc.	6,409	351,470
Clearfield, Inc.(a)	8,393	543,363
Cognex Corp.	4,212	325,377
Cognizant Technology Solutions Corp., Class A	4,900	382,102
Corning, Inc.	9,694	359,550
Diodes, Inc.(a)	3,844	408,809
EMCORE Corp.(a)	52,093	383,925
Enphase Energy, Inc.(a)	2,347	586,750
Entegris, Inc.	2,896	423,048
EPAM Systems, Inc.(a)	595	362,087
EVERTEC, Inc.	8,112	340,623
ExlService Holdings, Inc.(a)	2,992	388,571
Fair Isaac Corp.(a)	843	297,689
FleetCor Technologies, Inc.(a)	1,451	300,546
Fortinet, Inc.(a)	1,233	409,492
Gartner, Inc.(a)	1,194	372,826
Intuit, Inc.	653	425,952
Keysight Technologies, Inc.(a)	2,082	404,907
KLA Corp.	1,039	424,047
Lam Research Corp.	614	417,428
Security Description	Shares	Value
Information Technology (continued)
Littelfuse, Inc.	1,408	$420,260
Manhattan Associates, Inc.(a)	2,283	356,513
Microsoft Corp.	1,236	408,609
Monolithic Power Systems,
Inc.	747	413,435
Motorola Solutions, Inc.	1,539	389,644
NetApp, Inc.	4,022	357,475
NVIDIA Corp.	1,668	545,036
ON Semiconductor Corp.(a)	7,752	476,205
Onto Innovation, Inc.(a)	4,663	439,068
Oracle Corp.	4,293	389,547
Paychex, Inc.	3,382	403,134
Paycom Software, Inc.(a)	792	346,484
Power Integrations, Inc.	3,422	342,303
Qorvo, Inc.(a)	2,035	297,578
QUALCOMM, Inc.	2,627	474,331
Skyworks Solutions, Inc.	2,082	315,756
SS&C Technologies Holdings,
Inc.	5,199	396,840
Teradyne, Inc.	3,031	463,349
Texas Instruments, Inc.	1,900	365,503
Trade Desk, Inc., Class A(a)	5,235	541,404
Trimble, Inc.(a)	4,062	348,804
TTEC Holdings, Inc.	3,799	320,598
Turtle Beach Corp.(a)	12,236	327,925
Ubiquiti, Inc.	1,198	358,549
Vishay Intertechnology, Inc.	17,822	363,034
VMware, Inc., Class A	2,651	309,478
Xilinx, Inc.	2,384	544,625
Xperi Corp.	18,722	335,498
Zebra Technologies Corp.,
Class A(a)	642	377,997
Total Information Technology		25,531,509

Materials (5.46%)
Air Products and Chemicals, Inc.	1,379	396,380
Avery Dennison Corp.	1,672	342,877
Ball Corp.	4,003	374,080
Celanese Corp.	2,477	374,919
Cliffs Natural Resources, Inc.(a)	16,805	341,982
Crown Holdings, Inc.	3,512	371,570
Dow Chemical Co.	6,217	341,500
Eagle Materials, Inc.	2,583	398,350
Freeport-McMoRan, Inc.	10,662	395,347
Ingevity Corp.(a)	5,020	360,988
Louisiana-Pacific Corp.	6,144	401,510
Mosaic Co.	11,576	396,131
NewMarket Corp.	1,144	379,007
Newmont Corp.	6,484	356,101
Nucor Corp.	3,492	371,060
Packaging Corp. of America	2,501	326,606
PPG Industries, Inc.	2,467	380,337
Royal Gold, Inc.	3,394	339,502
Sherwin-Williams Co.	1,240	410,738
Southern Copper Corp.	6,103	357,025
Steel Dynamics, Inc.	5,985	357,903
Tronox Holdings PLC	15,505	340,955

11 | November 30, 2021

Barron’s 400SM ETF
Schedule of Investments	November 30, 2021

Security Description	Shares	Value
Materials (continued)
Valvoline, Inc.	11,590	$394,871
Total Materials		8,509,739

Utilities (0.19%)
NRG Energy, Inc.	8,451	304,405

TOTAL COMMON STOCKS
(Cost $123,887,806)		154,317,957

Security Description	Shares	Value
LIMITED PARTNERSHIPS (0.78%)
Energy (0.51%)
KKR & Co., LP	5,852	435,681
Magellan Midstream Partners LP	7,784	361,022
Total Energy		796,703

Financials (0.27%)
Carlyle Group, Inc.	7,552	413,019

TOTAL LIMITED PARTNERSHIPS
(Cost $1,146,784)		1,209,722

7 Day Yield		Shares	Value
SHORT TERM INVESTMENTS (0.69%)
Money Market Fund (0.19%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $295,893)	0.01%	295,893	295,893

Investments Purchased with Collateral from Securities Loaned (0.50%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%
(Cost $784,121)		784,121	784,121
TOTAL SHORT TERM INVESTMENTS
(Cost $1,080,014)			1,080,014

TOTAL INVESTMENTS (100.41%)
(Cost $126,114,604)			$156,607,693
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.41%)			(639,424)
NET ASSETS - 100.00%			$155,968,269

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $1,514,525.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2021, the market value of those securities was $328,609 representing 0.21% of net assets.

See Notes to Financial Statements.

12 | November 30, 2021

Barron’s 400SM ETF
Statement of Assets and Liabilities	November 30, 2021

ASSETS:
Investments, at value	$156,607,693
Dividends receivable	231,549
Total Assets	156,839,242

LIABILITIES:
Payable to adviser	86,852
Payable for collateral upon return of securities loaned	784,121
Total Liabilities	870,973
NET ASSETS	$155,968,269

NET ASSETS CONSIST OF:
Paid-in capital	$179,908,086
Total distributable earnings	(23,939,817)
NET ASSETS	$155,968,269

INVESTMENTS, AT COST	$126,114,604

PRICING OF SHARES
Net Assets	$155,968,269
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,500,000
Net Asset Value, offering and redemption price per share	$62.39

See Notes to Financial Statements.

13 | November 30, 2021

Barron’s 400SM ETF
Statement of Operations	For the Year Ended November 30, 2021

INVESTMENT INCOME:
Dividends(a)	$2,164,072
Securities Lending Income	14,858
Total Investment Income	2,178,930

EXPENSES:
Investment adviser fees	914,299
Net Expenses	914,299
NET INVESTMENT INCOME	1,264,631

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments(b)	35,081,287
Net change in unrealized appreciation/depreciation on investments	2,133,972
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	37,215,259
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,479,890

(a)	Net of foreign tax withholding of $925.
(b)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

14 | November 30, 2021

Barron’s 400SM ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
OPERATIONS:
Net investment income	$1,264,631	$1,259,107
Net realized gain/(loss)	35,081,287	(6,883,800)
Net change in unrealized appreciation/depreciation	2,133,972	14,975,635
Net increase in net assets resulting from operations	38,479,890	9,350,942

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,258,708)	(1,017,716)
Total distributions	(1,258,708)	(1,017,716)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	94,843,165	–
Cost of shares redeemed	(94,389,197)	(37,189,939)
Net increase/(decrease) from capital share transactions	453,968	(37,189,939)
Net increase/(decrease) in net assets	37,675,150	(28,856,713)

NET ASSETS:
Beginning of year	118,293,119	147,149,832
End of year	$155,968,269	$118,293,119

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,500,000	3,500,000
Shares sold	1,650,000	–
Shares redeemed	(1,650,000)	(1,000,000)
Shares outstanding, end of period	2,500,000	2,500,000

See Notes to Financial Statements.

15 | November 30, 2021

Barron’s 400SM ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$47.32	$42.04	$40.42	$41.54	$34.35

INCOME FROM OPERATIONS:
Net investment income(a)	0.52	0.43	0.44	0.40	0.29
Net realized and unrealized gain/(loss)	15.05	5.14	1.51	(1.27)	7.17
Total from investment operations	15.57	5.57	1.95	(0.87)	7.46

DISTRIBUTIONS:
From net investment income	(0.50)	(0.29)	(0.33)	(0.25)	(0.27)
Total distributions	(0.50)	(0.29)	(0.33)	(0.25)	(0.27)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	15.07	5.28	1.62	(1.12)	7.19
NET ASSET VALUE, END OF PERIOD	$62.39	$47.32	$42.04	$40.42	$41.54
TOTAL RETURN(b)	33.18%	13.33%	5.00%	(2.12)%	21.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$155,968	$118,293	$147,150	$163,708	$205,601

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	0.90%	1.08%	1.10%	0.93%	0.78%
Portfolio turnover rate(c)	91%	83%	109%	88%	84%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

16 | November 30, 2021

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2021

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2021, the Trust consisted of eighteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Barron’s 400SM ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM (the “Underlying Index”). The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. On October 1, 2021, the Fund reduced its Creation Unit size from 50,000 to 25,000 shares.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

17 | November 30, 2021

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2021

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities and Limited Partnerships, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2021:

Barron's 400 ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$154,317,957	$–	$–	$154,317,957
Limited Partnerships*	1,209,722	–	–	1,209,722
Short Term Investments	1,080,014	–	–	1,080,014
Total	$156,607,693	$–	$–	$156,607,693

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2021.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

18 | November 30, 2021

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2021

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2021, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings
Barron’s 400SM ETF	$34,844,026	$(34,844,026)

The tax character of the distributions paid during the fiscal year ended November 30, 2021 and November 30, 2020 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2021
Barron’s 400SM ETF	$1,258,708	$–	$–

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2020
Barron’s 400SM ETF	$1,017,716	$–	$–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2021, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Barron’s 400SM ETF	$37,589,993	$17,906,661

The Barron’s 400SM ETF used capital loss carryovers during the year ended November 30, 2021 in the amount of $538,562

As of November 30, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:

Barron’s 400SM ETF
Undistributed net investment income	$1,041,653
Accumulated net realized loss on investments	(55,496,654)
Net unrealized appreciation on investments	30,515,184
Total	$(23,939,817)

As of November 30, 2021, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Barron’s 400SM ETF
Gross appreciation (excess of value over tax cost)	$34,425,103
Gross depreciation (excess of tax cost over value)	(3,909,919)
Net unrealized appreciation (depreciation)	$30,515,184
Cost of investments for income tax purposes	$126,092,509

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and investments in partnerships.

19 | November 30, 2021

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2021

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2021:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Barron's 400 ETF	$1,514,525	$784,121	$805,066	$1,589,187

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

20 | November 30, 2021

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2021

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2021:

Barron's 400 ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$784,121	$–	$–	$–	$784,121
Total Borrowings					784,121
Gross amount of recognized liabilities for securities lending (collateral received)					$784,121

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee receives (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4.  PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
Barron's 400 ETF	$125,928,090	$126,114,656

For the year ended November 30, 2021, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Barron's 400 ETF	$94,375,667	$93,840,126

For the year ended November 30, 2021, the Barron's 400 ETF had in-kind net realized gains of $34,889,482.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

21 | November 30, 2021

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2021

6. RELATED PARTY TRANSACTIONS

The Fund engaged in cross trades between other funds in the Trust during the year ended November 30, 2021 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2021, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
Barron's 400 ETF	$1,473,056	$1,093,715	$(54,485)

7. MARKET DISRUPTIONS RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause the Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Fund’s securities or other assets. Such impacts may adversely affect the performance of the Fund.

8. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

22 | November 30, 2021

Barron’s 400SM ETF
Additional Information	November 30, 2021 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Barron’s 400 ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2020:

	Qualified Dividend Income	Dividend Received Deduction
Barron's 400 ETF	100.00%	100.00%

In early 2021, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2020 via Form 1099. The Fund will notify shareholders in early 2022 of amounts paid to them by the Fund, if any, during the calendar year 2021.

LICENSING AGREEMENT

MarketGrader Capital, LLC (the “Index Provider”) has entered into a license agreement with Dow Jones & Company to use the “Barron’s” name and certain related intellectual property in connection with the Underlying Index. The Index Provider also has entered into a license and services agreement with its parent company, MarketGrader.com, to use the methodology for constructing the Underlying Index. The Index Provider in turn has entered into the Sublicense Agreement with ALPS Advisers, Inc. to use the Underlying Index. The following disclosure relates to such licensing agreements:

The Barron’s 400 ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to track the performance of the physical commodities market. The Index Provider’s only relationship to the ALPS Advisors, Inc. (the “Adviser”) or the Fund is the licensing of certain service marks and trade names of the Index Provider and of the Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Fund. The Index Provider has no obligation to take the needs of the Adviser or the Fund or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Fund

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“The Barron’s 400 IndexSM” is calculated and published by MarketGrader Capital, LLC (“MarketGrader”). “Barron’s,” “Barron’s 400” and “Barron’s 400 Index” are trademarks or service marks of DJC & Company, Inc. or its affiliates and have been licensed to MarketGrader and sublicensed for certain purposes by Barron’s 400 Exchange Traded Fund, a sub-fund of that certain ALPS ETF Trust, a Delaware Statutory Trust (“Sub-Licensee”). The Barron’s 400 ETF (the “Product”) is not sponsored, endorsed, sold or promoted by DJC or its affiliates. DJC and its affiliates make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund particularly. DJC and its affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of DJC. DJC has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in connection with its licensing of the Barron’s 400 Index to MarketGrader or the sublicense to Licensee. DJC and its affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be sold or in the determination or calculation of the equation by which the Product are to be converted into cash. DJC and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the Barron’s 400 Index or the Product.

23 | November 30, 2021

Barron’s 400SM ETF
Additional Information	November 30, 2021 (Unaudited)

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONESAND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES. AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DJC AND THE LICENSEE, OTHER THAN THE LICENSORS OF MARKETGRADER.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

24 | November 30, 2021

Barron’s 400SM ETF
Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2021 (Unaudited)

At a meeting held on June 7, 2021 via electronic means (video-conference), the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Barron’s 400 ETF (“BFOR” or the “Fund”). The Independent Trustees also met separately to consider the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to the Fund, the Board considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund. The Board reviewed information on the performance of the Fund and its benchmark. The Board also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on this review, the Board, including the Independent Trustees, found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality was satisfactory.

The Board noted that the advisory fee for the Fund was a unitary fee pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for the Fund is higher than the median of its FUSE expense group. The Fund’s net expense ratio, however, is slightly above the median of its respective FUSE expense group. With respect to the Fund, the Board took into account, among other things, the unique features and performance of the Fund’s underlying index and the costs and benefits of linkage to the Barron’s name.

Based on the foregoing, and the other information available to them, the Board, including the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees reviewed and noted the relatively small size of the Fund and concluded that AAI was not realizing any economies of scale. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

In voting to renew the Investment Advisory Agreement, the Board, including the Independent Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

25 | November 30, 2021

Barron’s 400SM ETF
Trustees & Officers	November 30, 2021 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	36	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (32 funds); Reaves Utility Income Fund; and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	36	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (32 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014-2017; Board Member, Strong-Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017-2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015-present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	19	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.
26 | November 30, 2021

Barron’s 400SM ETF
Trustees & Officers	November 30, 2021 (Unaudited)

The Trustee who is an “interested person” of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (“AAI”), and Director of ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Mr. Burke retired from ALPS in June 2019.	31	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (32 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Effective December 1, 2021, Mr. Burke is an Independent Trustee of the Trust.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.
27 | November 30, 2021

Barron’s 400SM ETF
Trustees & Officers	November 30, 2021 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc. From June 2018 to November 2021 she also served as Treasurer of Boulder Growth & Income Fund, Inc.
Brendan Hamill, 1986	Secretary	Since September 2021	Mr. Hamill joined ALPS in August 2021, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Hamill was an attorney at Lewis Brisbois Bisgaard & Smith, LLP (law firm) (December 2018-August 2021) and Vedder Price, P.C. (law firm) (August 2015-December 2018). Mr. Hamill also serves as Secretary of Financial Investors Trust, Secretary of ALPS Variable Investment Trust, Secretary of Principal Real Estate Income Fund, and Assistant Secretary of James Advantage Funds.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.

**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

28 | November 30, 2021

Annual Report

November 30, 2021

RiverFront Dynamic Core Income ETF (NYSE ARCA: RFCI)

RiverFront Dynamic US Dividend Advantage ETF (NYSE ARCA: RFDA)

RiverFront Dynamic US Flex-Cap ETF (NYSE ARCA: RFFC)

RiverFront Strategic Income Fund (NYSE ARCA: RIGS)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview
RiverFront Dynamic Core Income ETF	1
RiverFront Dynamic US Dividend Advantage ETF	4
RiverFront Dynamic US Flex-Cap ETF	7
RiverFront Strategic Income Fund	10
Disclosure of Fund Expenses	13
Report of Independent Registered Public Accounting Firm	14
Financial Statements
Schedule of Investments
RiverFront Dynamic Core Income ETF	15
RiverFront Dynamic US Dividend Advantage ETF	19
RiverFront Dynamic US Flex-Cap ETF	21
RiverFront Strategic Income Fund	23
Statement of Assets and Liabilities	26
Statement of Operations	27
Statements of Changes in Net Assets
RiverFront Dynamic Core Income ETF	28
RiverFront Dynamic US Dividend Advantage ETF	29
RiverFront Dynamic US Flex-Cap ETF	30
RiverFront Strategic Income Fund	31
Financial Highlights	32
Notes to Financial Statements	36
Additional Information	44
Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreements	45
Trustees & Officers	47

alpsfunds.com

RiverFront Dynamic Core Income ETF
Performance Overview	November 30, 2021 (Unaudited)

Investment Objective

RiverFront Dynamic Core Income ETF (the “Fund” or "RFCI") seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations.

Market Recap

The fiscal year ended November 30, 2021 was a year of recovery for the global equity markets. Early into the fiscal year, the release of COVID-19 vaccines caused a global equity rally, led by value stocks. Both developed international equities and emerging international equities outperformed US equities during this rally but began to lose their momentum halfway through February 2021. Emerging markets, specifically, saw a large draw down from mid-February through March; this drawdown was caused in large part due to concerns surrounding China’s growth prospects. These concerns, amplified by political questions surrounding China, would continue to affect performance in the fiscal year, with emerging markets posting negative performance from June through the end of October.

In the developed world, the United States was able to outperform developed international markets. Despite lagging value stocks in the first quarter of the fiscal year, US growth stocks out-performed value for the fiscal year, leading the way within the broad US large cap asset class. For developed international stocks, the value rotation slowed, but never stopped, with growth stock pacing the broad market throughout the fiscal year.

Looking in the rear-view mirror, fixed income markets were volatile in 2021. After beginning the calendar year with the 10-year Treasury bonds yielding just .93%, yields quickly rose as the economy accelerated after Fed stimulus through quantitative easing and government transfer payments. Yields peaked at 1.74% at the end of March, and then traded within a 60-basis point range. With Treasury bond yields low, the funds used a combination of investment grade and high yield credit to generate income, while maintaining a short duration strategy versus the Bloomberg Aggregate Bond Index. The Fund’s duration was kept shorter due to the anticipation reducing bond purchases through its quantitative easing program in addition to inflation expectations increasing.

2021 Performance Attribution

Broadly, RFCI underperformed its benchmark for the 12-month period ending November 30, 2021. The underperformance was primarily due to the Fund’s selection within investment grade bonds.

Negative Contributors:

•	Selection within Treasuries: The Fund’s Treasury bond holdings had longer maturities than those in the benchmark and underperformed as interest rates rose throughout the period.
•	Allocation to Mortgage-backed Securities (MBS): The Fund had no exposure to MBS during this period and MBS outperformed Treasuries.

Positive Contributors:

•	Allocation to credit: The Fund’s overweight to corporate bonds relative to Treasuries, agencies, and mortgages was additive during the period, as credit spreads tightened.
•	Allocation to Treasuries: The Fund’s underweight to Treasuries had a positive effect on performance, as interest rates moved higher over the period.

2022 Outlook

While Riverfront understands and partially shares the worries surrounding rising debt and inflation that contributed to a flat to negative global stock market in the third quarter, RiverFront believes that stocks and commodities will remain the highest performing asset classes. These assets provide more potential for capital appreciation to offset inflation and higher taxes than ‘stable assets’ like cash, CDs, and bonds. In the US, RiverFront prefers to play the equity markets using a barbell approach to growth and value. RiverFront favors growth, mega-cap stocks, specifically those that lean towards software and services, while also selectively investing in more cyclical, value stocks. This approach allows RiverFront’s portfolios to have proper exposures to both sides of the growth versus value trade, while not overexposing the Fund to low-quality, value names or telecommunication stocks, which RiverFront believes at the aggregate are over-valued.

Internationally, RiverFront believes that the potential for a reacceleration in global growth lends itself to value investing. However, RiverFront believes that this excludes developed international energy stocks; it is RiverFront’s view that these stocks are worse positioned to take advantage of high oil prices than their US or emerging counterparts. From a country standpoint, RiverFront prefers the United Kingdom, France, Germany, and Japan, with a partially hedged position in yen and euro denominated assets. In emerging markets, RiverFront’s highest conviction is an underweight to China. RiverFront believes that the Chinese Communist Party's recent actions have signaled an aversion to free market economics that RiverFront believes are required to be a viable investment. As such, Riverfront has allocated capital away from Chinese equites toward South Korea and Saudi Arabian energy equities.

Heading into 2022, RiverFront believes the Fed will accelerate its tapering of bond purchases to help slow inflation. RiverFront expects inflation to peak in the first half of the year, thus limiting the upside pressure on yields. RiverFront’s base case for the 10-year Treasury bond is for it to reach 2% by the end of the calendar year. Given the low level of yields going into the new year RiverFront believes that there will be little price appreciation in bonds, with most of the total return coming from income. Therefore, the Fund will look to out yield the benchmark by owning short and intermediate corporate bonds, high yield, and bank loans in combination with long duration Treasuries to act as a shock absorber in case of risk off events.

1 | November 30, 2021

RiverFront Dynamic Core Income ETF
Performance Overview	November 30, 2021 (Unaudited)

Performance (as of November 30, 2021)

	1 Year	5 Year	Since Inception^
RiverFront Dynamic Core Income ETF – NAV	-1.51%	3.12%	2.51%
RiverFront Dynamic Core Income ETF – Market Price*	-1.43%	3.08%	2.50%
Bloomberg U.S. Aggregate Bond Total Return Index	-1.15%	3.65%	2.96%

Total Expense Ratio (per the current prospectus) is 0.54%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 14, 2016.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

Bloomberg U.S. Aggregate Bond Total Return Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic Core Income ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic Core Income ETF.

2 | November 30, 2021

RiverFront Dynamic Core Income ETF
Performance Overview	November 30, 2021 (Unaudited)

Top 10 Holdings*^ (as of November 30, 2021)

United States Treasury Bond 02/15/2028 2.75%	6.49%
United States Treasury Bond 02/15/2041 1.88%	5.40%
United States Treasury Bond 02/15/2051 1.88%	3.98%
United States Treasury Note 10/31/2025 3.00%	3.22%
Broadcom, Inc. 11/15/2035 3.14%	2.02%
Marathon Oil Corp. 07/15/2027 4.40%	2.01%
Ford Motor Co. 04/22/2030 9.63%	1.98%
Iron Mountain, Inc. 09/15/2027 4.88%	1.97%
United States Treasury Note 10/31/2031 2.88%	1.86%
United States Treasury Bond 08/15/2051 2.00%	1.79%
Total % of Top 10 Holdings	30.72%

*	% of Total Investments.
^	Excludes Money Market Fund

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2021)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2021

RiverFront Dynamic US Dividend Advantage ETF
Performance Overview	November 30, 2021 (Unaudited)

Investment Objective

RiverFront Dynamic US Dividend Advantage ETF (the “Fund” or "RFDA") seeks to provide capital appreciation and dividend income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 65% of its net assets in a portfolio of equity securities of publicly traded U.S. companies with the potential for dividend income. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

Market Recap

The fiscal year ended November 30, 2021 was a year of recovery for the global equity markets. Early into the fiscal year, the release of COVID-19 vaccines caused a global equity rally, led by value stocks. Both developed international equities and emerging international equities outperformed US equities during this rally but began to lose their momentum halfway through February 2021. Emerging markets, specifically, saw a large draw down from mid-February through March; this drawdown was caused in large part due to concerns surrounding China’s growth prospects. These concerns, amplified by political questions surrounding China, would continue to affect performance in the fiscal year, with emerging markets posting negative performance from June through the end of October.

In the developed world, the United States was able to outperform developed international. Despite lagging value stocks in the first quarter of the fiscal year, US growth stocks out-performed value for the fiscal year, leading the way within the broad US large cap asset class. For developed international stocks, the value rotation slowed, but never stopped, with growth stock pacing the broad market throughout the fiscal year.

Looking in the rear-view mirror, fixed income markets were volatile in 2021. After beginning the calendar year with the 10-year Treasury bonds yielding just .93%, yields quickly rose as the economy accelerated after Fed stimulus through quantitative easing and government transfer payments. Yields peaked at 1.74% at the end of March, and then traded within a 60-basis point range. With Treasury bond yields low, the Fund used a combination of investment grade and high yield credit to generate income, while maintaining a short duration strategy versus the Bloomberg Aggregate Bond Index. The Fund’s duration was kept shorter due to the anticipation reducing bond purchases through its quantitative easing program in addition to inflation expectations increasing.

2021 Performance Attribution

Broadly, RFDA underperformed its benchmark for the 12-month period ending November 30, 2021. The underperformance was primarily due to the Fund’s selection decisions.

1.	Sector Allocation: The sector allocations in RFDA are determined through a bottoms-up process that ranks stocks on three fundamental cornerstones: value, quality and momentum/sentiment. If a sector produces more highly ranked stocks relative to another sector, that sector’s allocation is allowed to exceed its benchmark by a tolerable level, and vice versa. Sector allocation was a slightly negative contributor for RFDA in FY 2021.

a.	Positive contributors: The underweights to utilities and healthcare were positive contributors.

b.	Negative contributors: The portfolio’s underweights to consumer cyclicals and its over-weights to consumer non-cyclicals dampened relative performance.

2.	Security Selection: The investment selection process behind RFDA is built on making a number of security selection choices. This means that there are rarely just one or two things contributing to the returns in the fund. In FY 2021, Riverfront's equity selection posted negative results in aggregate. A few of the top themes that contributed most to performance in the year were:

a.	Positive contributors: Security selection in healthcare and consumer services were additive.

b.	Negative contributors: Security selection in business services, non-energy materials and consumer cyclicals detracted from performance.

2022 Outlook

While Riverfront understands and partially shares the worries surrounding rising debt and inflation that contributed to a flat to negative global stock market in the third quarter, Riverfront believes that stocks and commodities will remain the highest performing asset classes. These assets provide more potential for capital appreciation to offset inflation and higher taxes than ‘stable assets’ like cash, CDs, and bonds. In the US, RiverFront prefers to play the equity markets using a barbell approach to growth and value. Riverfront favors growth, mega-cap stocks, specifically those that lean towards software and services, while also selectively investing in more cyclical, value stocks. This approach allows Riverfront’s portfolios to have proper exposures to both sides of the growth versus value trade, while not overexposing us to low-quality, value names or telecommunication stocks, which RiverFront believes at the aggregate are over-valued.

Internationally, RiverFront believes that the potential for a reacceleration in global growth lends itself to value investing. However, Riverfront believes that this excludes developed international energy stocks; it is Riverfront’s view that these stocks are less positioned to take advantage of high oil prices than their US or emerging counterparts. From a country standpoint, RiverFront prefers the United Kingdom, France, Germany, and Japan, with a partially hedged position in yen and euro denominated assets. In emerging markets, RiverFront’s highest conviction is an underweight to China. Riverfront believes that the Chinese Communist Party's recent actions have signaled an aversion to free market economics that we believe are required to be a viable investment. As such, Riverfront has allocated capital away from Chinese equites toward South Korea and Saudi Arabian energy equities.

4 | November 30, 2021

RiverFront Dynamic US Dividend Advantage ETF
Performance Overview	November 30, 2021 (Unaudited)

Heading into 2022, RiverFront believes the Fed will accelerate its tapering of bond purchases to help slow inflation. RiverFront expects inflation to peak in the first half of the year, thus limiting the upside pressure on yields. RiverFront’s base case for the 10-year Treasury bond is for it to reach 2% by the end of the calendar year. Given the low level of yields going into the new year RiverFront believes that there will be little price appreciation in bonds, with most of the total return coming from income.

Performance (as of November 30, 2021)

	1 Year	5 Year	Since Inception^
RiverFront Dynamic US Dividend Advantage ETF – NAV	23.13%	13.19%	13.28%
RiverFront Dynamic US Dividend Advantage ETF – Market Price*	23.19%	13.18%	13.29%
S&P 500® Total Return Index	27.92%	17.90%	17.31%

Total Expense Ratio (per the current prospectus) is 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 7, 2016.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic US Dividend Advantage ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic US Dividend Advantage ETF.

5 | November 30, 2021

RiverFront Dynamic US Dividend Advantage ETF
Performance Overview	November 30, 2021 (Unaudited)

Top 10 Holdings* (as of November 30, 2021)

Microsoft Corp.	8.54%
Apple, Inc.	5.54%
Amazon.com, Inc.	4.12%
Broadcom, Inc.	2.60%
Bank of America Corp.	2.58%
Oracle Corp.	2.34%
Eli Lilly & Co.	2.31%
Pfizer, Inc.	2.14%
Cadence Design Systems, Inc.	1.99%
Visa, Inc.	1.96%
Total % of Top 10 Holdings	34.12%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2021)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2021

RiverFront Dynamic US Flex-Cap ETF
Performance Overview	November 30, 2021 (Unaudited)

Investment Objective

RiverFront Dynamic US Flex-Cap ETF (the “Fund” or "RFFC") seeks to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 65% of its net assets in a portfolio of equity securities of publicly traded U.S. companies. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

Market Recap

The fiscal year ended November 30, 2021 was a year of recovery for the global equity markets. Early into the fiscal year, the release of COVID-19 vaccines caused a global equity rally, led by value stocks. Both developed international equities and emerging international equities outperformed US equities during this rally but began to lose their momentum halfway through February 2021. Emerging markets, specifically, saw a large draw down from mid-February through March; this drawdown was caused in large part due to concerns surrounding China’s growth prospects. These concerns, amplified by political questions surrounding China, would continue to affect performance in the fiscal year, with emerging markets posting negative performance from June through the end of October.

In the developed world, the United States was able to outperform developed international. Despite lagging value stocks in the first quarter of the fiscal year, US growth stocks out-performed value for the fiscal year, leading the way within the broad US large cap asset class. For developed international stocks, the value rotation slowed, but never stopped, with growth stock pacing the broad market throughout the fiscal year.

Looking in the rear-view mirror, fixed income markets were volatile in 2021. After beginning the calendar year with the 10-year Treasury bonds yielding just .93%, yields quickly rose as the economy accelerated after Fed stimulus through quantitative easing and government transfer payments. Yields peaked at 1.74% at the end of March, and then traded within a 60-basis point range. With Treasury bond yields low, the Fund used a combination of investment grade and high yield credit to generate income, while maintaining a short duration strategy versus the Bloomberg Aggregate Bond Index. The Fund’s duration was kept shorter due to the anticipation reducing bond purchases through its quantitative easing program in addition to inflation expectations increasing.

2021 Performance Attribution

Broadly, RFFC underperformed its benchmark for the 12-month period ending November 30, 2021. The underperformance was primarily due to the Fund’s allocation and selection decisions.

1.	Sector Allocation: The sector allocations in RFFC are determined through a bottoms-up process that ranks stocks on three fundamental cornerstones: value, quality and momentum/sentiment. If a sector produces more highly ranked stocks relative to another sector, that sector’s allocation is allowed to exceed its benchmark by a tolerable level, and vice versa. Sector allocation was a slightly negative contributor for RFFC in FY 2021.

a.	Positive contributors: The underweights to utilities and consumer services were positive contributors.

b.	Negative contributors: The portfolio’s underweight to energy and over-weight to consumer non-cyclicals negatively impacted portfolio returns.

2.	Security Selection: The investment selection process behind RFFC is built on making a number of security selection choices. This means that there are rarely just one or two things contributing to the returns in the fund. In FY 2021, RiverFront’s equity selection posted negative results in aggregate. A few of the top themes that contributed most to performance in the year were:

a.	Positive contributors: Security selection in healthcare, technology, and industrials were net positives.

b.	Negative contributors: Security selection in non-energy materials, consumer non-cyclicals and financials were detractors.

2022 Outlook

While Riverfront understands and partially shares the worries surrounding rising debt and inflation that contributed to a flat to negative global stock market in the third quarter, RiverFront believes that stocks and commodities will remain the highest performing asset classes. These assets provide more potential for capital appreciation to offset inflation and higher taxes than ‘stable assets’ like cash, CDs, and bonds. In the US, RiverFront prefers to play the equity markets using a barbell approach to growth and value. RiverFront favors growth, mega-cap stocks, specifically those that lean towards software and services, while also selectively investing in more cyclical, value stocks. This approach allows our portfolios to have proper exposures to both sides of the growth versus value trade, while not overexposing us to low-quality, value names or telecommunication stocks, which RiverFront believes at the aggregate are over-valued.

Internationally, RiverFront believes that the potential for a reacceleration in global growth lends itself to value investing. However, RiverFront believes that this excludes developed international energy stocks; it is RiverFront’s view that these stocks are less positioned to take advantage of high oil prices than their US or emerging counterparts. From a country standpoint, RiverFront prefers the United Kingdom, France, Germany, and Japan, with a partially hedged position in yen and euro denominated assets. In emerging markets, RiverFront’s highest conviction is an underweight to China. RiverFront believes that the Chinese Communist Party's recent actions have signaled an aversion to free market economics that RiverFront believes are required to be a viable investment. As such, Riverfront has allocated capital away from Chinese equites toward South Korea and Saudi Arabian energy equities.

7 | November 30, 2021

RiverFront Dynamic US Flex-Cap ETF
Performance Overview	November 30, 2021 (Unaudited)

Heading into 2022, RiverFront believes the Fed will accelerate its tapering of bond purchases to help slow inflation. RiverFront expects inflation to peak in the first half of the year, thus limiting the upside pressure on yields. RiverFront’s base case for the 10-year Treasury bond is for it to reach 2% by the end of the calendar year. Given the low level of yields going into the new year RiverFront believes that there will be little price appreciation in bonds, with most of the total return coming from income.

Performance (as of November 30, 2021)

	1 Year	5 Year	Since Inception^
RiverFront Dynamic US Flex-Cap ETF – NAV	23.65%	12.71%	13.00%
RiverFront Dynamic US Flex-Cap ETF – Market Price*	23.56%	12.69%	12.99%
S&P Composite 1500® Total Return Index	27.95%	17.38%	16.93%

Total Expense Ratio (per the current prospectus) is 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 7, 2016.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

S&P Composite 1500® Total Return Index is the Standard & Poor’s broad-based unmanaged capitalization-weighted index comprising 1,500 stocks of Large-cap, Mid-cap, and Small-cap U.S. companies. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic US Flex-Cap ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic US Flex-Cap ETF.

8 | November 30, 2021

RiverFront Dynamic US Flex-Cap ETF
Performance Overview	November 30, 2021 (Unaudited)

Top 10 Holdings* (as of November 30, 2021)

Microsoft Corp.	6.47%
Apple, Inc.	6.05%
Amazon.com, Inc.	3.29%
UnitedHealth Group, Inc.	1.73%
Enphase Energy, Inc.	1.64%
Advanced Micro Devices, Inc.	1.47%
Eli Lilly & Co.	1.45%
Adobe, Inc.	1.44%
Prologis, Inc.	1.39%
Oracle Corp.	1.35%
Total % of Top 10 Holdings	26.28%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2021)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9 | November 30, 2021

RiverFront Strategic Income Fund
Performance Overview	November 30, 2021 (Unaudited)

Investment Objective

The RiverFront Strategic Income Fund (the “Fund” or "RIGS") seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations. The Fund utilizes various investment strategies in a broad array of fixed income sectors.

Market Recap

The fiscal year ended November 30, 2021 was a year of recovery for the global equity markets. Early into the fiscal year, the release of COVID-19 vaccines caused a global equity rally, led by value stocks. Both developed international equities and emerging international equities outperformed US equities, during this rally but began to lose their momentum halfway through February 2021. Emerging markets, specifically, saw a large draw down from mid-February through March; this drawdown was caused in large part due to concerns surrounding China’s growth prospects. These concerns, amplified by political questions surrounding China, would continue to affect performance in the fiscal year, with emerging markets posting negative performance from June through the end of October.

In the developed world, the United States was able to outperform developed international. Despite lagging value stocks in the first quarter of the fiscal year, US growth stocks out-performed value for the fiscal year, leading the way within the broad US large cap asset class. For developed international stocks, the value rotation slowed, but never stopped, with growth stock pacing the broad market throughout the fiscal year.

Looking in the rear-view mirror, fixed income markets were volatile in 2021. After beginning the calendar year with the 10-year Treasury bonds yielding just .93%, yields quickly rose as the economy accelerated after Fed stimulus through quantitative easing and government transfer payments. Yields peaked at 1.74% at the end of March, and then traded within a 60-basis point range. With Treasury bond yields low, the Fund used a combination of investment grade and high yield credit to generate income, while maintaining a short duration strategy versus the Bloomberg Aggregate Bond Index. The Fund’s duration was kept shorter due to the anticipation reducing bond purchases through its quantitative easing program in addition to inflation expectations increasing.

2021 Performance Attribution

Broadly, RIGS outperformed its benchmark for the 12-month period ending November 30, 2021. The outperformance was primarily due to its shorter duration and exposure to high yield corporate bonds.

Negative Contributors:

•	Cash allocation: The Fund’s allocation to cash throughout the period negatively impacted performance.

•	Allocation to Mortgage-Backed Securities (MBS): The Fund had no exposure to MBS during this period and MBS outperformed Treasuries.

Positive Contributors:

•	Selection within US Credit: The Fund held mainly short-maturity, high yield bonds during the period. High yield bonds were one of the highest performing sectors of the fixed income market, as credit spreads tightened sharply.
•	Allocation to Treasuries: The Fund was underweight Treasuries, which underperformed both Corporate bonds and MBS, as interest rates rose.

2022 Outlook

While Riverfront understands and partially shares the worries surrounding rising debt and inflation that contributed to a flat to negative global stock market in the third quarter, RiverFront believes that stocks and commodities will remain the highest performing asset classes. These assets provide more potential for capital appreciation to offset inflation and higher taxes than ‘stable assets’ like cash, CDs, and bonds. In the US, RiverFront prefers to play the equity markets using a barbell approach to growth and value. RiverFront favors growth, mega-cap stocks, specifically those that lean towards software and services, while also selectively investing in more cyclical, value stocks. This approach allows RiverFront’s portfolios to have proper exposures to both sides of the growth versus value trade, while not overexposing the Fund to low-quality, value names or telecommunication stocks, which RiverFront believes at the aggregate are over-valued.

Internationally, RiverFront believes that the potential for a reacceleration in global growth lends itself to value investing. However, RiverFront believes that this excludes developed international energy stocks; it is RiverFront’s view that these stocks are less positioned to take advantage of high oil prices than their US or emerging counterparts. From a country standpoint, RiverFront prefers the United Kingdom, France, Germany, and Japan, with a partially hedged position in yen and euro denominated assets. In markets, RiverFront’s highest conviction is an underweight to China. RiverFront believes that Chinese Communist Party's recent actions have signaled an aversion to free market economics that RiverFront believes are required to be a viable investment. As such, Riverfront has allocated capital away from Chinese equites toward South Korea and Saudi Arabian energy equities.

Heading into 2022, RiverFront believes the Fed will accelerate its tapering of bond purchases to help slow inflation. RiverFront expects inflation to peak in the first half of the year, thus limiting the upside pressure on yields. RiverFront’s base case for the 10-year Treasury bond is for it to reach 2% by the end of the calendar year. Given the low level of yields going into the new year RiverFront believes that there will be little price appreciation in bonds, with most of the total return coming from income. Therefore, the Fund will look to out yield the benchmark by owning short and intermediate corporate bonds, high yield, and bank loans in combination with long duration Treasuries to act as a shock absorber in case of risk off events.

10 | November 30, 2021

RiverFront Strategic Income Fund
Performance Overview	November 30, 2021 (Unaudited)

Performance (as of November 30, 2021)

	1 Year	5 Year	Since Inception^
RiverFront Strategic Income Fund – NAV	1.52%	3.44%	3.84%
RiverFront Strategic Income Fund – Market Price*	1.60%	3.43%	3.83%
Bloomberg U.S. Aggregate Bond Total Return Index	-1.15%	3.65%	3.32%

Total Expense Ratio (per the current prospectus) is 0.48%. The Fund’s management fees consist of a fee of 0.11% paid to the Fund’s investment adviser and a fee of 0.35% paid to the Fund’s sub-adviser.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on October 8, 2013.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The duration number is a calculation involving present value, yield, coupon, final maturity and call features. The bigger the duration number, the greater the interest-rate risk or reward for bond prices. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Bloomberg U.S. Aggregate Bond Total Return Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Strategic Income Fund is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund's shares are not individually redeemable. Investors buy and sell shares of the fund on a secondary market. Only market makers or "authorized participants" may trade directly with the Fund, typically in blocks of 25,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the RiverFront Strategic Income Fund.

11 | November 30, 2021

RiverFront Strategic Income Fund
Performance Overview	November 30, 2021 (Unaudited)

Top 10 Holdings*^ (as of November 30, 2021)

United States Treasury Bond 02/15/2031 1.13%	3.74%
United States Treasury Bond 02/15/2050 2.00%	1.78%
CIT Group, Inc. 08/15/2022 5.00%	1.54%
T-Mobile USA, Inc. 04/15/2026 2.63%	1.38%
JPMorgan Chase & Co. 10/01/2027 4.25%	1.30%
PulteGroup, Inc. 03/01/2026 5.50%	1.30%
Citigroup, Inc. 09/29/2027 4.45%	1.30%
Bank of America Corp. 10/22/2026 4.25%	1.29%
Goldman Sachs Group, Inc. 10/21/2025 4.25%	1.27%
Vistra Operations Co. LLC 07/15/2024 3.55%	1.26%
Total % of Top 10 Holdings	16.16%

*	% of Total Investments.
^	Excludes Money Market Fund

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2021)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12 | November 30, 2021

RiverFront ETFs
Disclosure of Fund Expenses	November 30, 2021 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2021.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/21	Ending Account Value 11/30/21	Expense Ratio(a)	Expenses Paid During Period 6/1/21 - 11/30/21(b)
RiverFront Dynamic Core Income ETF
Actual	$1,000.00	$1,007.10	0.51%	$2.57
Hypothetical (5% return before expenses)	$1,000.00	$1,022.51	0.51%	$2.59
RiverFront Dynamic US Dividend Advantage ETF
Actual	$1,000.00	$1,059.40	0.52%	$2.68
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	0.52%	$2.64
RiverFront Dynamic US Flex-Cap ETF
Actual	$1,000.00	$1,063.30	0.52%	$2.69
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	0.52%	$2.64
RiverFront Strategic Income Fund
Actual	$1,000.00	$1,002.70	0.46%	$2.31
Hypothetical (5% return before expenses)	$1,000.00	$1,022.76	0.46%	$2.33

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

13 | November 30, 2021

RiverFront ETFs
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ALPS ETF Trust and the shareholders of RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF, and RiverFront Strategic Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF, and RiverFront Strategic Income Fund (the "Funds"), four of the funds constituting the ALPS ETF Trust as of November 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of November 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 26, 2022

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

14 | November 30, 2021

RiverFront Dynamic Core Income ETF
Schedule of Investments	November 30, 2021

Security Description	Principal Amount	Value
CORPORATE BONDS (60.90%)
Communications (7.96%)
AT&T, Inc.
2.55%, 12/01/2033	$2,066,000	$1,999,530
Charter Communications Operating LLC / Charter Communications Operating Capital
4.91%, 07/23/2025	1,143,000	1,262,176
Comcast Corp.
3.60%, 03/01/2024	74,000	78,495
3.55%, 05/01/2028	197,000	216,827
4.15%, 10/15/2028	1,104,000	1,251,695
Discovery Communications LLC
3.95%, 03/20/2028	136,000	148,502
Sirius XM Radio, Inc.
3.13%, 09/01/2026(a)	1,265,000	1,248,214
T-Mobile USA, Inc.
4.00%, 04/15/2022	197,000	198,698
Verizon Communications, Inc.
4.33%, 09/21/2028	197,000	224,660
4.02%, 12/03/2029	111,000	124,613
2.36%, 03/15/2032(a)	932,000	924,951
ViacomCBS, Inc.
3.50%, 01/15/2025	368,000	390,321
3.70%, 06/01/2028	50,000	54,679
Walt Disney Co.
2.00%, 09/01/2029	1,265,000	1,264,073
Total Communications		9,387,434

Consumer Discretionary (6.73%)
ADT Security Corp.
4.13%, 06/15/2023	93,000	96,160
Alibaba Group Holding, Ltd.
3.60%, 11/28/2024	273,000	289,559
3.40%, 12/06/2027	197,000	210,129
Amazon.com, Inc.
3.15%, 08/22/2027	412,000	444,056
CoreCivic, Inc.
4.63%, 05/01/2023	197,000	197,427
eBay, Inc.
3.45%, 08/01/2024	136,000	143,397
Ford Motor Co.
9.63%, 04/22/2030	1,600,000	2,326,160
General Motors Financial Co., Inc.
3.70%, 05/09/2023	350,000	362,303
3.60%, 06/21/2030	1,091,000	1,157,730
Goodyear Tire & Rubber Co.
4.88%, 03/15/2027	1,143,000	1,187,886
Lowe's Cos., Inc.
3.10%, 05/03/2027	136,000	145,059
Marriott International, Inc.
4.00%, 04/15/2028(b)	185,000	201,650
McDonald's Corp.
3.50%, 03/01/2027	68,000	73,854

Security Description	Principal Amount	Value
Consumer Discretionary (continued)
Nordstrom, Inc.
4.25%, 08/01/2031	$1,143,000	$1,095,400
Total Consumer Discretionary		7,930,770

Consumer Staples (1.28%)
Anheuser-Busch InBev
Worldwide, Inc.
4.00%, 04/13/2028	1,279,000	1,433,044
Constellation Brands, Inc.
4.75%, 12/01/2025	68,000	76,342
Total Consumer Staples		1,509,386

Energy (7.46%)
Chevron Corp.
2.90%, 03/03/2024	350,000	364,884
ConocoPhillips Co.
4.95%, 03/15/2026	136,000	153,851
Continental Resources, Inc.
4.50%, 04/15/2023	197,000	203,970
3.80%, 06/01/2024	197,000	205,852
Enterprise Products Operating LLC
3.35%, 03/15/2023	350,000	359,621
Exxon Mobil Corp.
3.04%, 03/01/2026	495,000	525,653
Hess Midstream Operations LP
4.25%, 02/15/2030(a)	1,143,000	1,107,716
Kinder Morgan Energy Partners LP
4.25%, 09/01/2024	197,000	210,837
Marathon Oil Corp.
4.40%, 07/15/2027	2,150,000	2,355,261
Marathon Petroleum Corp.
3.80%, 04/01/2028	136,000	146,316
ONEOK Partners LP
3.38%, 10/01/2022	350,000	355,245
Ovintiv Exploration, Inc.
5.63%, 07/01/2024	197,000	215,142
Sabine Pass Liquefaction LLC
5.63%, 04/15/2023	273,000	287,131
5.75%, 05/15/2024	136,000	148,665
Schlumberger Investment SA
3.65%, 12/01/2023	568,000	594,939
Shell International Finance BV
2.75%, 04/06/2030	1,143,000	1,196,331
Williams Cos., Inc.
4.55%, 06/24/2024	136,000	146,255
3.90%, 01/15/2025	206,000	220,439
Total Energy		8,798,108

Financials (18.81%)
Aflac, Inc.
3.63%, 11/15/2024	273,000	292,977
Ally Financial, Inc.
4.13%, 02/13/2022	513,000	516,585
Bank of America Corp.
4.25%, 10/22/2026	1,714,000	1,891,629

See Notes to Financial Statements.

15 | November 30, 2021

RiverFront Dynamic Core Income ETF
Schedule of Investments	November 30, 2021

Security Description	Principal Amount	Value
Financials (continued)
Berkshire Hathaway, Inc.
3.13%, 03/15/2026	$350,000	$374,798
Chubb INA Holdings, Inc.
3.35%, 05/03/2026	339,000	365,521
Citigroup, Inc.
3M US L + 1.43%,
09/01/2023(c)	350,000	353,124
4.45%, 09/29/2027	197,000	219,305
6.63%, 06/15/2032	706,000	947,499
Cooperatieve Rabobank UA
4.63%, 12/01/2023	350,000	374,844
Credit Suisse Group AG
4.55%, 04/17/2026	322,000	356,312
Discover Bank
4.65%, 09/13/2028	185,000	211,698
Goldman Sachs Group, Inc.
3M US L + 0.75%,
02/23/2023(c)	568,000	570,631
3M US L + 1.60%,
11/29/2023(c)	350,000	358,852
3.50%, 11/16/2026	35,000	37,359
5.95%, 01/15/2027	978,000	1,156,182
Host Hotels & Resorts LP
4.00%, 06/15/2025	136,000	144,409
HSBC Holdings PLC
4.30%, 03/08/2026	185,000	203,133
3.90%, 05/25/2026	273,000	295,501
4.38%, 11/23/2026	136,000	148,811
Intercontinental Exchange, Inc.
3.75%, 09/21/2028	197,000	218,272
Iron Mountain, Inc.
4.88%, 09/15/2027(a)	2,268,000	2,309,686
JPMorgan Chase & Co.
3.38%, 05/01/2023	273,000	282,951
3M US L + 1.23%,
10/24/2023(c)	809,000	816,463
4.25%, 10/01/2027	1,342,000	1,500,899
Lincoln National Corp.
3.35%, 03/09/2025	273,000	290,449
M&T Bank Corp.
3M US L + 0.68%,
07/26/2023(c)	350,000	353,051
MetLife, Inc.
3.60%, 04/10/2024	341,000	361,576
6.50%, 12/15/2032	50,000	70,273
Mitsubishi UFJ Financial Group, Inc.
3.85%, 03/01/2026	273,000	297,444
Mizuho Financial Group, Inc.
3M US L + 1.00%,
09/11/2024(c)	700,000	708,598
3.17%, 09/11/2027	68,000	72,173

Security Description	Principal Amount	Value
Financials (continued)
Morgan Stanley
3M US L + 1.40%,
10/24/2023(c)	$700,000	$707,873
5.00%, 11/24/2025	427,000	477,868
3.63%, 01/20/2027	538,000	583,041
NatWest Group PLC
3M US L + 1.48%,
05/15/2023(c)	273,000	276,304
3M US L + 1.47%,
05/15/2023(c)	350,000	351,674
PNC Financial Services Group, Inc.
3.15%, 05/19/2027	273,000	294,685
3.45%, 04/23/2029	1,091,000	1,191,957
Starwood Property Trust, Inc.
5.00%, 12/15/2021	92,000	92,096
Truist Bank
3.30%, 05/15/2026	273,000	292,623
UBS Group AG
4.13%, 09/24/2025	113,000	123,181
4.13%, 04/15/2026	68,000	74,647
Wells Fargo & Co.
3.00%, 04/22/2026	1,528,000	1,604,868
Total Financials		22,171,822

Health Care (6.05%)
AbbVie, Inc.
3.20%, 11/21/2029	1,143,000	1,218,154
Aetna, Inc.
3.50%, 11/15/2024	197,000	208,930
Bristol-Myers Squibb Co.
3.25%, 02/27/2027	768,000	833,454
Cigna Corp.
3.00%, 07/15/2023	340,000	350,862
CVS Health Corp.
4.30%, 03/25/2028	392,000	441,825
DaVita, Inc.
4.63%, 06/01/2030(a)	1,143,000	1,127,998
HCA, Inc.
5.38%, 09/01/2026	1,143,000	1,280,149
Johnson & Johnson
2.45%, 03/01/2026	350,000	364,965
Merck & Co., Inc.
2.80%, 05/18/2023	685,000	707,389
Pfizer, Inc.
3.20%, 09/15/2023	284,000	296,667
UnitedHealth Group, Inc.
3.75%, 07/15/2025	273,000	296,432
Total Health Care		7,126,825

Industrials (4.13%)
3M Co.
3.25%, 02/14/2024	568,000	596,738
Boeing Co.
3.45%, 11/01/2028	197,000	206,510
5.15%, 05/01/2030	1,143,000	1,327,597

See Notes to Financial Statements.

16 | November 30, 2021

RiverFront Dynamic Core Income ETF
Schedule of Investments	November 30, 2021

Security Description	Principal Amount	Value
Industrials (continued)
CNH Industrial NV
4.50%, 08/15/2023	$273,000	$288,301
FedEx Corp.
3.40%, 02/15/2028	197,000	215,947
General Dynamics Corp.
3.50%, 05/15/2025	266,000	285,112
General Electric Co.
3.45%, 05/01/2027	1,143,000	1,246,205
John Deere Capital Corp.
2.65%, 06/24/2024	273,000	285,238
Lockheed Martin Corp.
3.55%, 01/15/2026	197,000	213,430
Textron, Inc.
3.65%, 03/15/2027	185,000	200,113
Total Industrials		4,865,191

Materials (1.92%)
Ball Corp.
4.00%, 11/15/2023	197,000	206,333
DuPont de Nemours, Inc.
4.73%, 11/15/2028	1,143,000	1,333,070
Glencore Funding LLC
3.00%, 10/27/2022(a)	350,000	356,571
LyondellBasell Industries NV
5.75%, 04/15/2024	197,000	215,444
Sherwin-Williams Co.
3.45%, 06/01/2027	136,000	146,631
Total Materials		2,258,049

Technology (5.63%)
Apple, Inc.
3.20%, 05/11/2027	1,143,000	1,231,089
Broadcom, Inc.
4.11%, 09/15/2028	159,000	174,854
3.14%, 11/15/2035(a)	2,396,000	2,365,606
Flex, Ltd.
5.00%, 02/15/2023	273,000	286,179
Microsoft Corp.
3.30%, 02/06/2027	952,000	1,033,606
3.45%, 08/08/2036	86,000	98,987
2.92%, 03/17/2052	93,000	99,115
Oracle Corp.
3.25%, 11/15/2027	1,067,000	1,129,783
S&P Global, Inc.
4.00%, 06/15/2025	197,000	214,546
Total Technology		6,633,765

Utilities (0.93%)
CMS Energy Corp.
3.60%, 11/15/2025	113,000	120,819
Consumers Energy Co.
3.13%, 08/31/2024	136,000	142,528
Dominion Energy, Inc.
4.25%, 06/01/2028	185,000	207,132

Security Description	Principal Amount	Value
Utilities (continued)
Exelon Corp.
3.40%, 04/15/2026	$112,000	$119,503
Southern Co.
2.95%, 07/01/2023	350,000	359,520
Southwestern Electric Power Co.
4.10%, 09/15/2028	136,000	151,214
Total Utilities		1,100,716

TOTAL CORPORATE BONDS
(Cost $71,663,214)		71,782,066

GOVERNMENT BONDS (27.24%)
United States Treasury Bond
2.75%, 02/15/2028	6,992,000	7,605,712
1.25%, 08/15/2031	2,000,000	1,968,281
3.88%, 08/15/2040	974,300	1,302,860
1.88%, 02/15/2041	6,303,000	6,327,377
2.75%, 11/15/2047	1,324,000	1,580,939
1.88%, 02/15/2051	4,583,000	4,665,528
2.00%, 08/15/2051	2,000,000	2,097,187
United States Treasury Inflation Indexed Bonds
2.13%, 02/15/2040(d)	393,142	608,983
United States Treasury Note
2.88%, 10/31/2023	2,087,000	2,181,323
3.00%, 10/31/2025	3,502,000	3,768,481
TOTAL GOVERNMENT BONDS
(Cost $30,331,775)		32,106,671

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (11.29%)
Money Market Fund
State Street Institutional Treasury Plus Money Market Fund	0.01%	13,308,403	13,308,403
TOTAL SHORT TERM INVESTMENTS
(Cost $13,308,403)			13,308,403

TOTAL INVESTMENTS (99.43%)
(Cost $115,303,392)			$117,197,140
OTHER ASSETS IN EXCESS OF LIABILITIES (0.57%)			675,731
NET ASSETS - 100.00%			$117,872,871

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

3M US L - 3 Month LIBOR as of November 30, 2021 was 0.17%

See Notes to Financial Statements.

17 | November 30, 2021

RiverFront Dynamic Core Income ETF
Schedule of Investments	November 30, 2021

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $9,440,742, representing 8.01% of net assets.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2021, the market value of those securities was $201,650 representing 0.17% of net assets.
(c)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date.
(d)	Principal amount of security is adjusted for inflation.

See Notes to Financial Statements.

18 | November 30, 2021

RiverFront Dynamic US Dividend Advantage ETF
Schedule of Investments	November 30, 2021

Security Description	Shares	Value
COMMON STOCKS (99.55%)
Communication Services (4.90%)
AT&T, Inc.	55,279	$1,262,020
Meta Platforms, Inc., Class A(a)	3,798	1,232,299
News Corp., Class B	75,471	1,626,400
Sirius XM Holdings, Inc.(b)	156,053	951,923
Verizon Communications, Inc.	28,308	1,423,043
Total Communication Services		6,495,685

Consumer Discretionary (11.18%)
Amazon.com, Inc.(a)	1,557	5,460,508
Best Buy Co., Inc.	9,565	1,022,116
Dollar General Corp.	3,263	722,102
Domino's Pizza, Inc.	2,599	1,362,240
Lowe's Cos., Inc.	7,044	1,722,892
NIKE, Inc., Class B	4,531	766,826
PulteGroup, Inc.	12,809	640,834
Starbucks Corp.	11,691	1,281,801
Target Corp.	7,526	1,835,140
Total Consumer Discretionary		14,814,459

Consumer Staples (6.77%)
Coca-Cola Co.	44,096	2,312,835
Colgate-Palmolive Co.	22,475	1,686,075
Mondelez International, Inc., Class A	32,430	1,911,424
Philip Morris International, Inc.	5,677	487,881
Vector Group, Ltd.	76,269	1,185,220
Walmart, Inc.	9,909	1,393,503
Total Consumer Staples		8,976,938

Energy (1.13%)
Kinder Morgan, Inc.	96,692	1,494,858

Financials (9.28%)
Ameriprise Financial, Inc.	6,314	1,828,534
Artisan Partners Asset Management, Inc., Class A	17,909	801,070
Bank of America Corp.	76,855	3,417,742
First Republic Bank	624	130,828
FNB Corp.	66,868	779,681
Fulton Financial Corp.	63,761	1,006,786
Mercury General Corp.	12,604	643,056
Navient Corp.	43,805	864,273
Progressive Corp.	12,332	1,146,136
Starwood Property Trust, Inc.	34,580	863,117
Trustmark Corp.	26,499	811,134
Total Financials		12,292,357

Health Care (10.40%)
AbbVie, Inc.	10,198	1,175,626
Boston Scientific Corp.(a)	46,132	1,756,245
Eli Lilly & Co.	12,325	3,057,093
Humana, Inc.	3,285	1,378,747
Merck & Co., Inc.	22,423	1,679,707
Pfizer, Inc.	52,797	2,836,783

Security Description	Shares	Value
Health Care (continued)
Zoetis, Inc.	8,534	$1,894,889
Total Health Care		13,779,090

Industrials (8.24%)
3M Co.	10,992	1,869,080
A O Smith Corp.	8,148	644,099
Fastenal Co.	36,156	2,139,351
Lockheed Martin Corp.	4,402	1,467,275
Northrop Grumman Corp.	3,498	1,220,102
Rollins, Inc.	50,043	1,665,431
United Parcel Service, Inc., Class B	9,668	1,917,841
Total Industrials		10,923,179

Information Technology (34.74%)
Advanced Micro Devices, Inc.(a)	12,677	2,007,656
Apple, Inc.	44,408	7,340,642
Broadcom, Inc.	6,217	3,442,229
Cadence Design Systems, Inc.(a)	14,828	2,631,377
Cisco Systems, Inc./Delaware	15,553	852,927
CommVault Systems, Inc.(a)	18,622	1,170,951
Intel Corp.	44,065	2,167,998
Microsoft Corp.	34,189	11,302,542
Motorola Solutions, Inc.	6,002	1,519,586
National Instruments Corp.	15,803	656,141
Oracle Corp.	34,157	3,099,406
Paychex, Inc.	14,196	1,692,163
Power Integrations, Inc.	14,970	1,497,449
Salesforce.com, Inc.(a)	2,801	798,173
Square, Inc., Class A(a)(b)	9,077	1,891,011
Texas Instruments, Inc.	7,142	1,373,907
Visa, Inc.	13,390	2,594,580
Total Information Technology		46,038,738

Materials (1.45%)
Newmont Mining Corp.	26,522	1,456,588
Westrock Co.	10,745	466,226
Total Materials		1,922,814

Real Estate (9.83%)
American Assets Trust, Inc.	25,052	861,789
American Tower Corp.	7,121	1,869,120
Brandywine Realty Trust	53,127	682,682
Douglas Emmett, Inc.	15,320	502,036
Equity Residential	19,293	1,645,886
Iron Mountain, Inc.	33,996	1,544,778
Kimco Realty Corp.	1,583	35,491
Lexington Realty Trust	43,019	647,436
National Health Investors, Inc.	9,211	481,183
Omega Healthcare Investors, Inc.	16,969	474,114
Paramount Group, Inc.	80,881	643,813
Piedmont Office Realty Trust, Inc., Class A	71,344	1,239,959
Prologis, Inc.	8,324	1,254,843
Sabra Health Care REIT, Inc.	37,088	479,548

See Notes to Financial Statements.

19 | November 30, 2021

RiverFront Dynamic US Dividend Advantage ETF
Schedule of Investments	November 30, 2021

Security Description	Shares	Value
Real Estate (continued)
SITE Centers Corp.	43,742	$658,754
Total Real Estate		13,021,432

Utilities (1.63%)
Alliant Energy Corp.	8,291	454,264
Entergy Corp.	7,937	796,399
PPL Corp.	32,879	915,022
Total Utilities		2,165,685

TOTAL COMMON STOCKS
(Cost $93,087,500)		131,925,235

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.44%)
Money Market Fund (0.35%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $467,176)	0.01%	467,176	467,176

Investments Purchased with Collateral from Securities Loaned (0.09%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%
(Cost $117,429)		117,429	117,429
TOTAL SHORT TERM INVESTMENTS
(Cost $584,605)			584,605

TOTAL INVESTMENTS (99.99%)
(Cost $93,672,105)			$132,509,840
OTHER ASSETS IN EXCESS OF LIABILITIES (0.01%)			14,353
NET ASSETS - 100.00%			$132,524,193

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $1,504,347.

See Notes to Financial Statements.

20 | November 30, 2021

RiverFront Dynamic US Flex-Cap ETF
Schedule of Investments	November 30, 2021

Security Description	Shares	Value
COMMON STOCKS (99.56%)
Communication Services (5.78%)
Alphabet, Inc., Class A(a)	157	$445,558
Alphabet, Inc., Class C(a)	145	413,111
Comcast Corp., Class A	8,748	437,225
Meta Platforms, Inc., Class A(a)	1,936	628,154
New York Times Co., Class A	6,193	294,167
Sirius XM Holdings, Inc.(b)	47,616	290,458
Verizon Communications, Inc.	9,610	483,095
Total Communication Services		2,991,768

Consumer Discretionary (10.28%)
Adtalem Global Education, Inc.(a)	5,972	177,189
Amazon.com, Inc.(a)	485	1,700,929
Chegg, Inc.(a)	3,534	98,422
Domino's Pizza, Inc.	853	447,091
Hanesbrands, Inc.	13,191	213,035
Lowe's Cos., Inc.	2,693	658,681
PulteGroup, Inc.	6,390	319,692
Sonic Automotive, Inc., Class A	6,279	281,990
Target Corp.	2,726	664,708
Wendy's Co.	10,005	205,903
Williams-Sonoma, Inc.	2,830	551,397
Total Consumer Discretionary		5,319,037

Consumer Staples (6.66%)
Brown-Forman Corp.	4,590	301,425
Coca-Cola Co.	10,517	551,617
Colgate-Palmolive Co.	5,018	376,450
Mondelez International, Inc., Class A	7,091	417,943
Procter & Gamble Co.	4,772	689,936
Sprouts Farmers Market, Inc.(a)	8,037	212,659
Vector Group, Ltd.	23,864	370,847
Walmart, Inc.	3,733	524,972
Total Consumer Staples		3,445,849

Energy (1.23%)
Coterra Energy, Inc.	11,893	238,811
EOG Resources, Inc.	4,570	397,590
Total Energy		636,401

Financials (9.54%)
Ameriprise Financial, Inc.	2,055	595,128
Berkshire Hathaway, Inc., Class B(a)	687	190,086
BlackRock, Inc.	683	617,849
First Commonwealth Financial Corp.	23,599	354,693
Hope Bancorp, Inc.	20,018	287,258
Kearny Financial Corp.	24,054	305,726
Mercury General Corp.	5,839	297,906
OceanFirst Financial Corp.	9,812	202,225
Progressive Corp.	6,604	613,776
Provident Financial Services, Inc.	14,448	340,106

Security Description	Shares	Value
Financials (continued)
S&P Global, Inc.	1,099	$500,847
Trupanion, Inc.(a)(b)	3,047	375,756
Trustmark Corp.	8,250	252,533
Total Financials		4,933,889

Health Care (12.44%)
AbbVie, Inc.	4,842	558,186
Anthem, Inc.	1,319	535,817
Boston Scientific Corp.(a)	9,635	366,805
Eli Lilly & Co.	3,019	748,833
Exelixis, Inc.(a)	13,186	221,393
Johnson & Johnson	1,066	166,221
Merck & Co., Inc.	6,373	477,401
NeoGenomics, Inc.(a)	5,824	199,530
Pacific Biosciences of
California, Inc.(a)	16,196	375,909
Perrigo Co. PLC	5,062	185,826
Quidel Corp.(a)	1,416	208,945
RadNet, Inc.(a)	12,240	329,990
STAAR Surgical Co.(a)	2,996	285,189
UnitedHealth Group, Inc.	2,017	895,992
Vertex Pharmaceuticals, Inc.(a)	1,424	266,203
Zoetis, Inc.	2,750	610,610
Total Health Care		6,432,850

Industrials (9.90%)
3M Co.	2,488	423,060
Allison Transmission Holdings, Inc.	5,535	191,456
CACI International, Inc., Class A(a)	815	211,435
Cintas Corp.	1,010	426,412
CoreCivic, Inc.(a)	34,422	370,725
Expeditors International of Washington, Inc.	2,521	306,604
Fastenal Co.	5,179	306,441
General Electric Co.	2,199	208,883
Graco, Inc.	5,332	388,650
Hubbell, Inc.	1,349	263,999
Lockheed Martin Corp.	1,020	339,986
Northrop Grumman Corp.	1,068	372,518
Rollins, Inc.	8,248	274,493
Steelcase, Inc., Class A	13,677	153,046
United Parcel Service, Inc.,
Class B	2,794	554,246
Vicor Corp.(a)	2,300	329,958
Total Industrials		5,121,912

Information Technology (34.58%)
Adobe, Inc.(a)	1,113	745,543
Advanced Micro Devices, Inc.(a)	4,793	759,067
Apple, Inc.	18,918	3,127,145
Broadcom, Inc.	1,039	575,274
Cognizant Technology Solutions Corp., Class A	3,303	257,568
Enphase Energy, Inc.(a)	3,400	850,000
Entegris, Inc.	3,721	543,564

See Notes to Financial Statements.

21 | November 30, 2021

RiverFront Dynamic US Flex-Cap ETF
Schedule of Investments	November 30, 2021

Security Description	Shares	Value
Information Technology (continued)
EPAM Systems, Inc.(a)	956	$581,774
Gogo, Inc.(a)(b)	23,949	307,026
Intel Corp.	10,979	540,167
Knowles Corp.(a)	17,268	375,061
Mastercard, Inc., Class A	1,940	610,945
Microsoft Corp.	10,113	3,343,257
Monolithic Power Systems, Inc.	1,222	676,328
NCR Corp.(a)	7,041	273,895
Oracle Corp.	7,669	695,885
PayPal Holdings, Inc.(a)	2,854	527,676
Power Integrations, Inc.	4,594	459,538
Salesforce.com, Inc.(a)	2,268	646,289
Square, Inc., Class A(a)(b)	1,951	406,452
Visa, Inc.	3,516	681,295
VMware, Inc., Class A	2,120	247,489
Zebra Technologies Corp., Class A(a)	1,117	657,667
Total Information Technology		17,888,905

Materials (3.66%)
Axalta Coating Systems, Ltd.(a)	8,251	250,170
Eastman Chemical Co.	2,346	244,664
FMC Corp.	2,883	288,848
NewMarket Corp.	440	145,772
O-I, Inc.(a)	22,824	252,662
Packaging Corp. of America	1,540	201,109
Vulcan Materials Co.	1,652	316,589
Westrock Co.	4,495	195,038
Total Materials		1,894,852

Real Estate (4.86%)
Apartment Income REIT Corp.	5,301	269,079
Apartment Investment and Management Co., Class A(a)	5,301	39,280
CubeSmart	6,601	355,926
Douglas Emmett, Inc.	6,986	228,931
Kennedy-Wilson Holdings, Inc.	13,436	291,427
Kimco Realty Corp.	14,501	325,113
Piedmont Office Realty Trust, Inc., Class A	16,542	287,500
Prologis, Inc.	4,771	719,228
Total Real Estate		2,516,484

Utilities (0.63%)
Entergy Corp.	3,267	327,811

TOTAL COMMON STOCKS
(Cost $35,992,455)		51,509,758

Security Description	Shares	Value
EXCHANGE TRADED FUNDS (0.17%)
iShares Core S&P 500 ETF	191	$87,408

TOTAL EXCHANGE TRADED FUNDS
(Cost $84,839)		87,408

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.77%)
Money Market Fund (0.21%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $109,022)	0.01%	109,022	109,022

Investments Purchased with Collateral from Securities Loaned (0.56%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%
(Cost $287,699)		287,699	287,699
TOTAL SHORT TERM INVESTMENTS
(Cost $396,721)			396,721

TOTAL INVESTMENTS (100.50%)
(Cost $36,474,015)			$51,993,887
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.50%)			(259,219)
NET ASSETS - 100.00%			$51,734,668

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $855,062.

See Notes to Financial Statements.

22 | November 30, 2021

RiverFront Strategic Income Fund
Schedule of Investments	November 30, 2021

Security Description	Principal Amount	Value
CORPORATE BONDS (81.86%)
Communications (5.53%)
AMC Networks, Inc.
5.00%, 04/01/2024	$420,000	$422,978
4.75%, 08/01/2025	500,000	508,867
CCO Holdings LLC / CCO Holdings
Capital Corp.
5.50%, 05/01/2026(a)	580,000	599,505
CSC Holdings LLC
5.50%, 04/15/2027(a)	1,075,000	1,105,530
Level 3 Financing, Inc.
3.75%, 07/15/2029(a)	1,268,000	1,179,684
Netflix, Inc.
4.38%, 11/15/2026	1,000,000	1,103,665
Sirius XM Radio, Inc.
3.13%, 09/01/2026(a)	1,045,000	1,031,133
T-Mobile USA, Inc.
2.63%, 04/15/2026	1,953,000	1,956,662
Total Communications		7,908,024

Consumer Discretionary (14.69%)
Air Canada
3.88%, 08/15/2026(a)	1,098,000	1,096,227
Aramark Services, Inc.
6.38%, 05/01/2025(a)	1,098,000	1,146,422
Caesars Entertainment, Inc.
6.25%, 07/01/2025(a)	1,300,000	1,353,157
DR Horton, Inc.
4.38%, 09/15/2022	1,738,000	1,770,951
Goodyear Tire & Rubber Co.
5.00%, 05/31/2026	1,334,000	1,365,922
Hilton Domestic Operating Co., Inc.
3.75%, 05/01/2029(a)	1,209,000	1,199,588
International Game Technology PLC
6.50%, 02/15/2025(a)	1,148,000	1,247,044
Las Vegas Sands Corp.
3.20%, 08/08/2024	972,000	991,986
Lennar Corp.
4.75%, 11/29/2027	1,209,000	1,375,558
MGM Resorts International
6.00%, 03/15/2023	1,300,000	1,355,172
Newell Brands, Inc.
4.35%, 04/01/2023	400,000	414,824
4.70%, 04/01/2026	1,000,000	1,072,188
Nissan Motor Co., Ltd.
3.52%, 09/17/2025(a)	1,209,000	1,268,813
PulteGroup, Inc.
5.50%, 03/01/2026	1,610,000	1,837,775
Royal Caribbean Cruises, Ltd.
10.88%, 06/01/2023(a)	1,357,000	1,477,678
Six Flags Entertainment Corp.
4.88%, 07/31/2024(a)	729,000	735,379

Security Description	Principal Amount	Value
Consumer Discretionary (continued)
Yum! Brands, Inc.
7.75%, 04/01/2025(a)	$1,209,000	$1,276,819
Total Consumer Discretionary		20,985,503

Consumer Staples (2.63%)
Anheuser-Busch InBev
Worldwide, Inc.
4.75%, 01/23/2029	1,098,000	1,281,517
JBS USA Food Co.
7.00%, 01/15/2026	1,278,000	1,331,720
Spectrum Brands, Inc.
5.75%, 07/15/2025	30,000	30,590
US Foods, Inc.
6.25%, 04/15/2025(a)	1,075,000	1,120,935
Total Consumer Staples		3,764,762

Energy (5.36%)
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/2024	1,271,000	1,414,294
DCP Midstream Operating LP
5.38%, 07/15/2025	1,045,000	1,119,435
EQM Midstream Partners LP
4.75%, 07/15/2023	408,000	421,025
Occidental Petroleum Corp.
2.90%, 08/15/2024	1,120,000	1,124,010
Petroleos Mexicanos
4.88%, 01/18/2024	1,075,000	1,095,576
Schlumberger Holdings Corp.
3.90%, 05/17/2028(a)	1,098,000	1,200,256
Valero Energy Corp.
3.40%, 09/15/2026	1,209,000	1,283,507
Total Energy		7,658,103

Financials (25.25%)
Air Lease Corp.
4.25%, 02/01/2024	1,008,000	1,067,908
Ares Capital Corp.
3.50%, 02/10/2023	1,212,000	1,243,367
Avolon Holdings Funding, Ltd.
2.53%, 11/18/2027(a)	1,142,000	1,115,128
Bancolombia SA
5.13%, 09/11/2022	996,000	1,018,231
Bank of America Corp.
4.25%, 10/22/2026	1,649,000	1,819,893
Blackstone Secured Lending Fund
3.63%, 01/15/2026	1,196,000	1,249,378
Capital One Financial Corp.
4.20%, 10/29/2025	1,098,000	1,196,526
CIT Group, Inc.
5.00%, 08/15/2022	2,121,000	2,179,656
Citigroup, Inc.
4.45%, 09/29/2027	1,649,000	1,835,704
EPR Properties
4.75%, 12/15/2026	1,045,000	1,130,596

See Notes to Financial Statements.

23 | November 30, 2021

RiverFront Strategic Income Fund
Schedule of Investments	November 30, 2021

Security Description	Principal Amount	Value
Financials (continued)
FS KKR Capital Corp.
3.40%, 01/15/2026	$1,209,000	$1,234,300
GLP Capital LP / GLP Financing II, Inc.
3.35%, 09/01/2024	972,000	1,011,716
Goldman Sachs Group, Inc.
4.25%, 10/21/2025	1,649,000	1,795,412
HAT Holdings I LLC / HAT Holdings II LLC
3.38%, 06/15/2026(a)	1,131,000	1,114,917
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
4.75%, 09/15/2024	1,301,000	1,325,654
Iron Mountain, Inc.
4.88%, 09/15/2027(a)	1,161,000	1,182,339
iStar, Inc.
4.75%, 10/01/2024	1,365,000	1,413,219
JPMorgan Chase & Co.
4.25%, 10/01/2027	1,649,000	1,844,249
MPT Operating Partnership LP /
MPT Finance Corp.
5.25%, 08/01/2026	972,000	999,823
Newmark Group, Inc.
6.13%, 11/15/2023	1,281,000	1,379,355
Omega Healthcare Investors, Inc.
4.38%, 08/01/2023	330,000	345,940
5.25%, 01/15/2026	669,000	748,166
OneMain Finance Corp.
6.13%, 03/15/2024	1,300,000	1,366,619
Park Aerospace Holdings, Ltd.
5.25%, 08/15/2022(a)	26,000	26,677
Santander Holdings USA, Inc.
3.50%, 06/07/2024	496,000	519,554
SBA Communications Corp.
3.88%, 02/15/2027	1,550,000	1,588,265
Starwood Property Trust, Inc.
5.00%, 12/15/2021	765,000	765,796
4.75%, 03/15/2025	1,000,000	1,039,063
Synchrony Financial
2.85%, 07/25/2022	1,030,000	1,043,886
VICI Properties LP / VICI Note Co., Inc.
4.25%, 12/01/2026(a)	1,430,000	1,476,496
Total Financials		36,077,833

Health Care (2.03%)
DaVita, Inc.
4.63%, 06/01/2030(a)	1,161,000	1,145,762
HCA, Inc.
5.88%, 05/01/2023	1,133,000	1,201,376
5.38%, 02/01/2025	500,000	546,000
Total Health Care		2,893,138

Industrials (5.13%)
Boeing Co.
4.88%, 05/01/2025	1,209,000	1,326,344

Security Description	Principal Amount	Value
Industrials (continued)
MasTec, Inc.
4.50%, 08/15/2028(a)	$1,118,000	$1,150,500
Sensata Technologies BV
5.00%, 10/01/2025(a)	1,000,000	1,084,285
Stericycle, Inc.
5.38%, 07/15/2024(a)	1,046,000	1,072,098
TransDigm, Inc.
6.25%, 03/15/2026(a)	1,075,000	1,116,860
WESCO Distribution, Inc.
7.13%, 06/15/2025(a)	1,500,000	1,586,303
Total Industrials		7,336,390

Materials (13.71%)
Alcoa Nederland Holding BV
4.13%, 03/31/2029(a)	1,357,000	1,386,081
ArcelorMittal SA
3.60%, 07/16/2024	1,133,000	1,188,767
Arconic Corp.
6.00%, 05/15/2025(a)	1,098,000	1,146,603
Ardagh Packaging Finance PLC /
Ardagh Holdings USA, Inc.
5.25%, 04/30/2025(a)	1,322,000	1,362,870
Ball Corp.
5.25%, 07/01/2025	834,000	916,228
4.88%, 03/15/2026	500,000	544,688
Berry Global, Inc.
4.88%, 07/15/2026(a)	1,160,000	1,205,037
Braskem Finance, Ltd.
6.45%, 02/03/2024	1,335,000	1,447,754
CF Industries, Inc.
3.45%, 06/01/2023	879,000	911,505
Freeport-McMoRan, Inc.
3.88%, 03/15/2023	1,133,000	1,167,194
5.00%, 09/01/2027	550,000	572,643
Graphic Packaging International LLC
4.88%, 11/15/2022	1,481,000	1,515,374
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/2024(a)	434,000	435,050
Methanex Corp.
5.13%, 10/15/2027	1,075,000	1,125,611
NOVA Chemicals Corp.
4.88%, 06/01/2024(a)	1,300,000	1,349,848
Novelis Corp.
3.25%, 11/15/2026(a)	1,045,000	1,045,679
Sasol Financing International, Ltd.
4.50%, 11/14/2022	582,000	590,348
Sasol Financing USA LLC
4.38%, 09/18/2026	669,000	660,310
Standard Industries, Inc.
3.38%, 01/15/2031(a)	1,098,000	1,013,278
Total Materials		19,584,868

See Notes to Financial Statements.

24 | November 30, 2021

RiverFront Strategic Income Fund
Schedule of Investments	November 30, 2021

Security Description	Principal Amount	Value
Technology (3.30%)
Flex, Ltd.
5.00%, 02/15/2023	$1,333,000	$1,397,353
Microchip Technology, Inc.
4.25%, 09/01/2025	1,118,000	1,158,553
NortonLifeLock, Inc.
3.95%, 06/15/2022	146,000	146,311
5.00%, 04/15/2025(a)	859,000	869,660
Seagate HDD Cayman
4.75%, 06/01/2023	1,098,000	1,149,601
Total Technology		4,721,478

Utilities (4.23%)
AmeriGas Partners LP / AmeriGas
Finance Corp.
5.88%, 08/20/2026	1,131,000	1,236,500
Calpine Corp.
5.25%, 06/01/2026(a)	1,081,000	1,107,686
NextEra Energy Operating Partners LP
4.25%, 07/15/2024(a)	1,496,000	1,532,196
NRG Energy, Inc.
6.63%, 01/15/2027	374,000	387,120
Vistra Operations Co. LLC
3.55%, 07/15/2024(a)	1,721,000	1,785,931
Total Utilities		6,049,433

TOTAL CORPORATE BONDS
(Cost $117,462,395)		116,979,532

GOVERNMENT BONDS (6.30%)
United States Treasury Bond
1.13%, 02/15/2031	5,420,000	5,292,546
1.13%, 08/15/2040	1,357,000	1,200,627
2.00%, 02/15/2050	2,403,000	2,513,856
TOTAL GOVERNMENT BONDS
(Cost $8,545,528)		9,007,029

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (10.90%)
Money Market Fund
State Street Institutional Treasury Plus Money Market Fund	0.01%	15,569,861	15,569,861
TOTAL SHORT TERM INVESTMENTS
(Cost $15,569,861)			15,569,861

TOTAL INVESTMENTS (99.06%)
(Cost $141,577,784)			$141,556,422
OTHER ASSETS IN EXCESS OF LIABILITIES (0.94%)			1,336,764
NET ASSETS - 100.00%			$142,893,186

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $43,349,454, representing 30.34% of net assets.

See Notes to Financial Statements.

25 | November 30, 2021

RiverFront ETFs
Statement of Assets and Liabilities	November 30, 2021

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex- Cap ETF	RiverFront Strategic Income Fund
ASSETS:
Investments, at value	$117,197,140	$132,509,840	$51,993,887	$141,556,422
Dividend receivable	–	190,258	51,333	–
Interest receivable	725,018	–	–	1,424,310
Total Assets	117,922,158	132,700,098	52,045,220	142,980,732

LIABILITIES:
Payable to adviser	49,287	58,476	22,853	54,196
Payable for investments purchased	–	–	–	33,350
Payable for collateral upon return of securities loaned	–	117,429	287,699	–
Total Liabilities	49,287	175,905	310,552	87,546
NET ASSETS	$117,872,871	$132,524,193	$51,734,668	$142,893,186

NET ASSETS CONSIST OF:
Paid-in capital	$114,258,887	$110,873,706	$60,381,219	$152,981,346
Total distributable earnings	3,613,984	21,650,487	(8,646,551)	(10,088,160)
NET ASSETS	$117,872,871	$132,524,193	$51,734,668	$142,893,186

INVESTMENTS, AT COST	$115,303,392	$93,672,105	$36,474,015	$141,577,784

PRICING OF SHARES
Net Assets	$117,872,871	$132,524,193	$51,734,668	$142,893,186
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	4,650,000	2,950,002	1,125,002	5,825,000
Net Asset Value, offering and redemption price per share	$25.35	$44.92	$45.99	$24.53

See Notes to Financial Statements.

26 | November 30, 2021

RiverFront ETFs
Statement of Operations	For the Year Ended November 30, 2021

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex- Cap ETF	RiverFront Strategic Income Fund
INVESTMENT INCOME:
Interest	$2,543,754	$–	$–	$3,367,279
Dividends(a)	1,480	2,574,570	712,667	2,163
Non-Cash Dividends(b)	–	–	208,615	–
Securities Lending Income	–	2,421	5,591	–
Total Investment Income	2,545,234	2,576,991	926,873	3,369,442

EXPENSES:
Investment adviser and sub-adviser fees (Note 3)	555,036	674,222	322,665	575,624
Total Expenses	555,036	674,222	322,665	575,624
NET INVESTMENT INCOME	1,990,198	1,902,769	604,208	2,793,818

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments(c)	2,564,824	8,733,483	10,365,533	491,816
NET REALIZED GAIN	2,564,824	8,733,483	10,365,533	491,816
Net change in unrealized appreciation/(depreciation) on investments	(6,289,006)	15,974,138	2,789,216	(1,547,122)
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION)	(6,289,006)	15,974,138	2,789,216	(1,547,122)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(3,724,182)	24,707,621	13,154,749	(1,055,306)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,733,984)	$26,610,390	$13,758,957	$1,738,512

(a)	Net of foreign tax withholding in the amounts of $–, $–, $– and $158, respectively.
(b)	Represents non-cash distributions in connection with capital changes for certain investments held by the Fund recorded on ex-date and based on fair value.
(c)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

27 | November 30, 2021

RiverFront Dynamic Core Income ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
OPERATIONS:
Net investment income	$1,990,198	$2,438,367
Net realized gain	2,564,824	3,629,089
Net change in unrealized appreciation/(depreciation)	(6,289,006)	1,439,069
Net increase/(decrease) in net assets resulting from operations	(1,733,984)	7,506,525

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,962,506)	(2,449,436)
Total distributions	(1,962,506)	(2,449,436)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	17,914,173	11,640,417
Shares redeemed	(9,068,318)	(38,925,424)
Net increase/(decrease) from share transactions	8,845,855	(27,285,007)

Net increase/(decrease) in net assets	5,149,365	(22,227,918)

NET ASSETS:
Beginning of period	112,723,506	134,951,424
End of period	$117,872,871	$112,723,506

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	4,300,000	5,350,000
Shares sold	700,000	450,000
Shares redeemed	(350,000)	(1,500,000)
Shares outstanding, end of period	4,650,000	4,300,000

See Notes to Financial Statements.

28 | November 30, 2021

RiverFront Dynamic US Dividend Advantage ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
OPERATIONS:
Net investment income	$1,902,769	$2,090,176
Net realized gain/(loss)	8,733,483	(3,382,886)
Net change in unrealized appreciation	15,974,138	17,047,755
Net increase in net assets resulting from operations	26,610,390	15,755,045

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,936,954)	(2,186,237)
Total distributions	(1,936,954)	(2,186,237)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	4,577,634	26,065,088
Shares redeemed	(30,021,042)	(37,167,998)
Net decrease from share transactions	(25,443,408)	(11,102,910)

Net increase/(decrease) in net assets	(769,972)	2,465,898

NET ASSETS:
Beginning of period	133,294,165	130,828,267
End of period	$132,524,193	$133,294,165

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	3,600,002	3,850,002
Shares sold	100,000	850,000
Shares redeemed	(750,000)	(1,100,000)
Shares outstanding, end of period	2,950,002	3,600,002

See Notes to Financial Statements.

29 | November 30, 2021

RiverFront Dynamic US Flex-Cap ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
OPERATIONS:
Net investment income	$604,208	$1,184,324
Net realized gain/(loss)	10,365,533	(7,294,795)
Net change in unrealized appreciation	2,789,216	6,053,248
Net increase/(decrease) in net assets resulting from operations	13,758,957	(57,223)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(679,274)	(1,188,592)
Total distributions	(679,274)	(1,188,592)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	–	1,823,640
Shares redeemed	(32,744,774)	(55,840,068)
Net decrease from share transactions	(32,744,774)	(54,016,428)

Net decrease in net assets	(19,665,091)	(55,262,243)

NET ASSETS:
Beginning of period	71,399,759	126,662,002
End of period	$51,734,668	$71,399,759

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,900,002	3,650,002
Shares sold	–	50,000
Shares redeemed	(775,000)	(1,800,000)
Shares outstanding, end of period	1,125,002	1,900,002

See Notes to Financial Statements.

30 | November 30, 2021

RiverFront Strategic Income Fund
Statements of Changes in Net Assets

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
OPERATIONS:
Net investment income	$2,793,818	$4,733,460
Net realized gain/(loss)	491,816	(800,489)
Net change in unrealized depreciation	(1,547,122)	(812,935)
Net increase in net assets resulting from operations	1,738,512	3,120,036

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(3,171,669)	(4,943,458)
Total distributions	(3,171,669)	(4,943,458)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	43,888,656	17,274,109
Shares redeemed	(18,545,978)	(64,356,361)
Net increase/(decrease) from share transactions	25,342,678	(47,082,252)

Net increase/(decrease) in net assets	23,909,521	(48,905,674)

NET ASSETS:
Beginning of period	118,983,665	167,889,339
End of period	$142,893,186	$118,983,665

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	4,800,000	6,800,000
Shares sold	1,775,000	700,000
Shares redeemed	(750,000)	(2,700,000)
Shares outstanding, end of period	5,825,000	4,800,000

See Notes to Financial Statements.

31 | November 30, 2021

RiverFront Dynamic Core Income ETF
Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$26.21	$25.22	$23.52	$24.60	$24.32

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.47	0.50	0.68	0.68	0.53
Net realized and unrealized gain/(loss)	(0.87)	0.99	1.70	(1.10)	0.23
Total from investment operations	(0.40)	1.49	2.38	(0.42)	0.76

DISTRIBUTIONS:
From net investment income	(0.46)	(0.50)	(0.68)	(0.66)	(0.48)
Total distributions	(0.46)	(0.50)	(0.68)	(0.66)	(0.48)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.86)	0.99	1.70	(1.08)	0.28
NET ASSET VALUE, END OF PERIOD	$25.35	$26.21	$25.22	$23.52	$24.60
TOTAL RETURN(b)	(1.51)%	5.97%	10.22%	(1.74)%	3.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$117,873	$112,724	$134,951	$150,527	$47,962

Ratio of expenses to average net assets	0.51%	0.51%	0.51%	0.51%	0.51%
Ratio of net investment income to average net assets	1.83%	1.94%	2.74%	2.83%	2.15%
Portfolio turnover rate(c)	45%	11%	6%	15%	18%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

32 | November 30, 2021

RiverFront Dynamic US Dividend Advantage ETF
Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$37.03	$33.98	$31.19	$31.39	$26.59

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.62	0.56	0.65	0.73	0.63
Net realized and unrealized gain/(loss)	7.90	3.08	2.81	(0.26)	4.76
Total from investment operations	8.52	3.64	3.46	0.47	5.39

DISTRIBUTIONS:
From net investment income	(0.63)	(0.59)	(0.67)	(0.67)	(0.59)
Total distributions	(0.63)	(0.59)	(0.67)	(0.67)	(0.59)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	7.89	3.05	2.79	(0.20)	4.80
NET ASSET VALUE, END OF PERIOD	$44.92	$37.03	$33.98	$31.19	$31.39
TOTAL RETURN(b)	23.13%	10.92%	11.29%	1.45%	20.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$132,524	$133,294	$130,828	$151,293	$59,644

Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.47%	1.68%	2.05%	2.27%	2.19%
Portfolio turnover rate(c)	0%	75%	64%	96%	54%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

33 | November 30, 2021

RiverFront Dynamic US Flex-Cap ETF
Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$37.58	$34.70	$32.79	$32.46	$26.84

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.42	0.45	0.48	0.44	0.31
Net realized and unrealized gain	8.43	2.87 (b)	1.93	0.27 (b)	5.59
Total from investment operations	8.85	3.32	2.41	0.71	5.90

DISTRIBUTIONS:
From net investment income	(0.44)	(0.44)	(0.50)	(0.38)	(0.28)
Total distributions	(0.44)	(0.44)	(0.50)	(0.38)	(0.28)

NET INCREASE IN NET ASSET VALUE	8.41	2.88	1.91	0.33	5.62
NET ASSET VALUE, END OF PERIOD	$45.99	$37.58	$34.70	$32.79	$32.46
TOTAL RETURN(c)	23.65%	9.75%	7.49%	2.16%	22.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$51,735	$71,400	$126,662	$152,464	$40,576

Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	0.97%	1.34%	1.46%	1.30%	1.05%
Portfolio turnover rate(d)	5%	99%	98%	152%	86%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized gain on investments per share does not correlate to the aggregate of the net realized and unrealized gain/(loss) in the Statements of Operations for the period(s) presented, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

34 | November 30, 2021

RiverFront Strategic Income Fund
Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$24.79	$24.69	$24.27	$25.21		$25.02

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.55	0.81	0.94	1.06		1.11
Net realized and unrealized gain/(loss)	(0.18)	0.13 (b)	0.48	(0.92)		0.19
Total from investment operations	0.37	0.94	1.42	0.14		1.30

DISTRIBUTIONS:
From net investment income	(0.63)	(0.84)	(1.00)	(1.08)		(1.11)
Total distributions	(0.63)	(0.84)	(1.00)	(1.08)		(1.11)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.26)	0.10	0.42	(0.94)		0.19
NET ASSET VALUE, END OF PERIOD	$24.53	$24.79	$24.69	$24.27		$25.21
TOTAL RETURN(c)	1.52%	3.95%	5.96%	0.57%		5.29%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$142,893	$118,984	$167,889	$152,880		$337,769

Ratio of expenses excluding waiver/reimbursement to average net assets	0.46%	0.46%	0.46%	0.46%		0.46%
Ratio of expenses including waiver/reimbursement to average net assets	0.46%	0.46%	0.46%	0.17	%(d)	0.16	%(e)
Ratio of net investment income including expenses waiver/reimbursement to average net assets	2.23%	3.32%	3.83%	4.31%		4.41%
Portfolio turnover rate(f)	50%	54%	44%	35%		32%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized gain on investments per share does not correlate to the aggregate of the net realized and unrealized gain/(loss) in the Statements of Operations for the period(s) presented, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Effective November 1, 2018, the Fund’s management fee consists of a fee of 0.11% paid to the Fund’s investment adviser and a fee of 0.35% paid to the Fund’s sub-adviser. The Fund’s sub-adviser ceased its voluntary waiver effective November 1, 2018.
(e)	Effective July 1, 2016, the Fund’s management fee consists of a fee of 0.16% paid to the Fund’s investment adviser and a fee of 0.30% paid to the Fund’s sub-adviser. The Fund’s sub-adviser voluntarily waived all of its 0.30% annual sub-advisory fee payable by the Fund until November 1, 2018.
(f)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

35 | November 30, 2021

RiverFront ETFs
Notes to Financial Statements	November 30, 2021

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2021, the Trust consists of eighteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the RiverFront Dynamic Core Income ETF, the RiverFront Dynamic US Dividend Advantage ETF, the RiverFront Dynamic US Flex-Cap ETF, and the RiverFront Strategic Income Fund (each a “Fund” and collectively, the “Funds”).

The investment objective of the RiverFront Dynamic Core Income ETF Fund is to seek total return, with an emphasis on income as the source of that total return. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the RiverFront Dynamic US Dividend Advantage ETF Fund is to seek to provide capital appreciation and dividend income. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the RiverFront Dynamic US Flex-Cap ETF Fund is to seek to provide capital appreciation. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the RiverFront Strategic Income Fund is to seek total return, with an emphasis on income as the source of that total return. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. Each Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 25,000 Shares (prior to October 1, 2021 in blocks of 50,000 Shares), each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities and/or cash. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

Corporate bonds and United States government bonds are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service.

Each Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

36 | November 30, 2021

RiverFront ETFs
Notes to Financial Statements	November 30, 2021

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The RiverFront Dynamic Core Income ETF, the RiverFront Dynamic Unconstrained Income ETF, and the RiverFront Strategic Income Fund may invest a significant portion of their assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

37 | November 30, 2021

RiverFront ETFs
Notes to Financial Statements	November 30, 2021

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2021:

RiverFront Dynamic Core Income ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$71,782,066	$–	$71,782,066
Government Bonds*	–	32,106,671	–	32,106,671
Short Term Investments	13,308,403	–	–	13,308,403
Total	$13,308,403	$103,888,737	$–	$117,197,140

RiverFront Dynamic US Dividend Advantage ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$131,925,235	$–	$–	$131,925,235
Short Term Investments	584,605	–	–	584,605
Total	$132,509,840	$–	$–	$132,509,840

RiverFront Dynamic US Flex-Cap ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$51,509,758	$–	$–	$51,509,758
Exchange Traded Funds	87,408	–	–	87,408
Short Term Investments	396,721	–	–	396,721
Total	$51,993,887	$–	$–	$51,993,887

RiverFront Strategic Income Fund

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$116,979,532	$–	$116,979,532
Government Bonds*	–	9,007,029	–	9,007,029
Short Term Investments	15,569,861	–	–	15,569,861
Total	$15,569,861	$125,986,561	$–	$141,556,422

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2021.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid monthly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

38 | November 30, 2021

RiverFront ETFs
Notes to Financial Statements	November 30, 2021

For the year ended November 30, 2021, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings
RiverFront Dynamic Core Income ETF	$697,983	$(697,983)
RiverFront Dynamic US Dividend Advantage ETF	8,589,950	(8,589,950)
RiverFront Dynamic US Flex-Cap ETF	9,437,462	(9,437,462)
RiverFront Strategic Income Fund	275,390	(275,390)

The tax character of the distributions paid during the fiscal year ended November 30, 2021 and November 30, 2020 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2021
RiverFront Dynamic Core Income ETF	$1,962,506	$–	$–
RiverFront Dynamic US Dividend Advantage ETF	1,936,954	–	–
RiverFront Dynamic US Flex-Cap ETF	679,274	–	–
RiverFront Strategic Income Fund	3,171,669	–	–

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2020
RiverFront Dynamic Core Income ETF	$2,449,436	$–	$–
RiverFront Dynamic US Dividend Advantage ETF	2,186,237	–	–
RiverFront Dynamic US Flex-Cap ETF	1,188,592	–	–
RiverFront Strategic Income Fund	4,943,458	–	–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

The RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF and RiverFront Dynamic US Flex-Cap ETF used capital loss carryovers during the year ended November 30, 2021 in the amounts of $163,328, $78,238 and $818,235, respectively.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2021, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
RiverFront Dynamic US Dividend Advantage ETF	$5,611,019	$11,582,063
RiverFront Dynamic US Flex-Cap ETF	12,308,600	11,857,380
RiverFront Strategic Income Fund	7,097,858	2,743,833

As of November 30, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex-Cap ETF	RiverFront Strategic Income Fund
Accumulated net investment income	$59,074	$13,342	$1,082	$62,614
Accumulated net realized gain/(loss) on investments	1,710,559	(17,193,082)	(24,165,980)	(9,841,691)
Net unrealized appreciation/(depreciation) on investments	1,844,351	38,830,227	15,518,347	(309,083)
Total	$3,613,984	$21,650,487	$(8,646,551)	$(10,088,160)

39 | November 30, 2021

RiverFront ETFs
Notes to Financial Statements	November 30, 2021

As of November 30, 2021, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex-Cap ETF	RiverFront Strategic Income Fund
Gross appreciation (excess of value over tax cost)	$3,035,527	$41,175,813	$17,061,968	$756,357
Gross depreciation (excess of tax cost over value)	(1,191,176)	(2,345,586)	(1,543,621)	(1,065,440)
Net unrealized appreciation/(depreciation)	1,844,351	38,830,227	15,518,347	(309,083)
Cost of investments for income tax purposes	$115,352,789	$93,679,613	$36,475,540	$141,865,505

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and difference between premium amortization due to Accounting Standards Update 2017-08.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2021, the Funds did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The RiverFront Dynamic US Dividend Advantage ETF and the RiverFront Dynamic US Flex-Cap ETF have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend its portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

40 | November 30, 2021

RiverFront ETFs
Notes to Financial Statements	November 30, 2021

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2021:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
RiverFront Dynamic US Dividend Advantage ETF	$1,504,347	$117,429	$1,454,190	$1,571,619
RiverFront Dynamic US Flex-Cap ETF	855,062	287,699	609,254	896,953

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2021:

RiverFront Dynamic US Dividend Advantage ETF		Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$117,429	$–	$–	$–	$117,429
Total Borrowings					117,429
Gross amount of recognized liabilities for securities lending (collateral received)					$117,429

RiverFront Dynamic US Flex-Cap ETF		Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$287,699	$–	$–	$–	$287,699
Total Borrowings					287,699
Gross amount of recognized liabilities for securities lending (collateral received)					$287,699

3.  INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below:

Fund	Advisory Fee
RiverFront Dynamic Core Income ETF	0.51%(a)
RiverFront Dynamic US Dividend Advantage ETF	0.52%(b)
RiverFront Dynamic US Flex-Cap ETF	0.52%(b)
RiverFront Strategic Income Fund	0.11%

(a)	The unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.51% for average net assets up to $600 million, (ii) 0.48% for average net assets equal to or greater than $600 million.

(b)	The unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.52% for average net assets up to $600 million, (ii) 0.49% for average net assets equal to or greater than $600 million.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

41 | November 30, 2021

RiverFront ETFs
Notes to Financial Statements	November 30, 2021

RiverFront Investment Group, LLC (the “Sub-Adviser”) serves as each Fund’s sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides besides RiverFront Strategic Income Fund, in which the Fund directly pays the Sub-Adviser. The fee is payable on a monthly basis at the annual rate of the relevant Fund’s average daily net assets as set out below:

Fund	Sub-Advisory Fee
RiverFront Dynamic Core Income ETF	0.35%
RiverFront Dynamic US Dividend Advantage ETF	0.35%
RiverFront Dynamic US Flex-Cap ETF	0.35%
RiverFront Strategic Income Fund	0.35%

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Each Trustee receives (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4.  PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$31,201,592	$33,775,060
RiverFront Dynamic US Dividend Advantage ETF	164,268	168,632
RiverFront Dynamic US Flex-Cap ETF	2,965,157	2,781,085
RiverFront Strategic Income Fund	52,732,008	53,972,485

For the year ended November 30, 2021, the cost of U.S. Government security purchases and proceeds from U.S. Government security sales were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$13,019,823	$10,632,821
RiverFront Strategic Income Fund	7,440,234	816,036

For the year ended November 30, 2021, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$17,448,026	$8,713,481
RiverFront Dynamic US Dividend Advantage ETF	4,574,357	30,030,919
RiverFront Dynamic US Flex-Cap ETF	–	32,772,007
RiverFront Strategic Income Fund	38,117,717	15,627,708

For the year ended November 30, 2021, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
RiverFront Dynamic Core Income ETF	$699,194
RiverFront Dynamic US Dividend Advantage ETF	8,545,751
RiverFront Dynamic US Flex-Cap ETF	9,415,865
RiverFront Strategic Income Fund	296,853

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

42 | November 30, 2021

RiverFront ETFs
Notes to Financial Statements	November 30, 2021

5.  CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from each Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6.  MARKET DISRUPTIONS RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause each Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities each Fund holds, and may adversely affect each Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of each Fund’s securities or other assets. Such impacts may adversely affect the performance of the Funds.

7.  SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

43 | November 30, 2021

RiverFront ETFs
Additional Information	November 30, 2021 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2020:

	Qualified Dividend Income	Dividend Received Deduction
RiverFront Dynamic Core Income ETF	0.00%	0.00%
RiverFront Dynamic US Dividend Advantage ETF	100.00%	100.00%
RiverFront Dynamic US Flex-Cap ETF	98.21%	97.00%
RiverFront Strategic Income Fund	0.00%	0.00%

In early 2021, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2020 via Form 1099. The Funds will notify shareholders in early 2022 of amounts paid to them by the Funds, if any, during the calendar year 2021.

44 | November 30, 2021

RiverFront ETFs
Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreements	November 30, 2021 (Unaudited)

At a meeting held on June 7, 2021 via electronic means (video-conference), the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of (i) the Investment Advisory Agreements between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the RiverFront Strategic Income Fund (“RIGS”), RiverFront Dynamic Core Income ETF (“RFCI”), RiverFront Dynamic US Dividend Advantage ETF (“RFDA”) and RiverFront Dynamic US Flex-Cap ETF (“RFFC”) (each “a Fund” and collectively the “Funds”) and (ii) the Investment Sub-Advisory Agreements between the Trust or AAI and RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) with respect to the Funds (the “RiverFront Sub-Advisory Agreement”). The Independent Trustees also met separately to consider each Investment Advisory Agreement and Investment Sub-Advisory Agreement.

In evaluating the Investment Advisory Agreements with respect to each Fund, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreements, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreements, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board reviewed information on the performance of each Fund and its applicable benchmark, and with respect to each Fund, the FUSE performance group. Based on this review, the Board, including the Independent Trustees, found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Board noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for RFCI is higher than the median of its FUSE expense group. RFCI’s net expense ratio, however, is slightly above the median of their respective FUSE expense group.

The gross management fee rate RIGS, RFFC and RFDA is lower than the median of its FUSE expense group. These Funds’ respective net expense ratios are also below the median of its FUSE expense group.

Based on the foregoing, and the other information available to them, the Board, including the Independent Trustees concluded that the advisory fee rate for each of the Funds were reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees, reviewed and noted the relatively small sizes of the Funds and concluded that AAI was not realizing any economies of scale. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

In voting to renew each Investment Advisory Agreement, the Board, including the Independent Trustees concluded that the terms of each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

45 | November 30, 2021

RiverFront ETFs
Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreements	November 30, 2021 (Unaudited)

RiverFront Sub-Advisory Agreements

The Board, including the Independent Trustees discussed the RiverFront Sub-Advisory Agreements.

In evaluating the RiverFront Sub-Advisory Agreements, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by RiverFront with respect to the Funds under the RiverFront Sub-Advisory Agreements; (ii) the advisory fees and other expenses paid by the Funds compared to those of similar funds managed by other investment advisers; (iii) the profitability to RiverFront of its sub-advisory relationship with the Funds and the reasonableness of compensation to RiverFront; (iv) the extent to which economies of scale would be realized if, and as, the Funds assets increase, and whether the fee level in the RiverFront Sub-Advisory Agreements reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by RiverFront under the RiverFront Sub-Advisory Agreements, the Board, including the Independent Trustees considered and reviewed information concerning the services provided under the RiverFront Sub-Advisory Agreements, the Funds’ respective performance, financial information regarding RiverFront, information describing RiverFront’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds. Based upon their review, the Board, including the Independent Trustees concluded that RiverFront was qualified to oversee the portfolio management of the Funds and that the services provided by RiverFront to the Funds are satisfactory. The Board, including the Independent Trustees considered that the contractual sub-advisory fee to be paid to RiverFront from RIGS was 0.35% of RIGS’ average daily net assets out of a total management fee of 0.46% of RIGS’ average daily net assets. The Board, including the Independent Trustees considered that the contractual sub-advisory fee to be paid to RiverFront with respect to each of RFCI, RFDA and RFFC was 0.35% of each Fund’s average daily net assets out of a total management fee of 0.51% with respect to RFCI’s average daily net assets, respectively, and 0.52% with respect to each of RFDA’s and RFFC’s average daily net assets, respectively. Based on the consideration of all factors deemed relevant by them, the Board, including the Independent Trustees concluded that the sub-advisory fees received by RiverFront under the RiverFront Sub-Advisory Agreements were reasonable under the circumstances and in light of the quality of services provided.

With respect to the costs of services provided and profits realized by RiverFront, the Board, including the Independent Trustees considered the resources involved in managing the Funds. Based on their review of the profitability of each of the Funds to RiverFront, the Board, including the Independent Trustees concluded that the profitability of each Fund to RiverFront was not unreasonable.

The Board, including the Independent Trustees also considered other benefits that have been and may be realized by RiverFront from its relationships with each Fund and concluded that the sub-advisory fees with respect to each Fund were reasonable taking into account such benefits.

The Board, including the Independent Trustees noted that RIGS had declined in assets over the prior year. The Board, including the Independent Trustees considered the extent to which economies of scale may be realized if RIGS’ assets increase to its previous levels and continue to grow in size and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. They also noted that RIGS has experienced fluctuations in assets, which makes it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. The Board, including the Independent Trustees also noted that RFCI, RFDA and RFFC were all launched during June 2016 and are only beginning to reach scale in terms of assets. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved with respect to each Fund.

In voting to approve each of the RiverFront Sub-Advisory Agreements, the Board, including the Independent Trustees concluded that the terms of each RiverFront Sub-Advisory Agreement are reasonable and fair in light of the services performed, expenses incurred and such other matters as the Board, including the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together. The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

46 | November 30, 2021

RiverFront ETFs
Trustees & Officers	November 30, 2021 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	36	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (32 funds); Reaves Utility Income Fund; and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	36	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (32 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014-2017; Board Member, Strong-Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017-2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015-present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	19	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

47 | November 30, 2021

RiverFront ETFs
Trustees & Officers	November 30, 2021 (Unaudited)

The Trustee who is an “interested person” of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (“AAI”), and Director of ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Mr. Burke retired from ALPS in June 2019.	31	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All- Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (32 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Effective December 1, 2021, Mr. Burke is an Independent Trustee of the Trust.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

48 | November 30, 2021

RiverFront ETFs
Trustees & Officers	November 30, 2021 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc. From June 2018 to November 2021 she also served as Treasurer of Boulder Growth & Income Fund, Inc.
Brendan Hamill, 1986	Secretary	Since September 2021	Mr. Hamill joined ALPS in August 2021, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Hamill was an attorney at Lewis Brisbois Bisgaard & Smith, LLP (law firm) (December 2018-August 2021) and Vedder Price, P.C. (law firm) (August 2015-December 2018). Mr. Hamill also serves as Secretary of Financial Investors Trust, Secretary of ALPS Variable Investment Trust, Secretary of Principal Real Estate Income Fund, and Assistant Secretary of James Advantage Funds.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

49 | November 30, 2021

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert”. Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended November 30, 2021 and November 30, 2020, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $353,415 and $321,865, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended November 30, 2021 and November 30, 2020, the aggregate fees billed for professional services rendered by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended November 30, 2021 and November 30, 2020, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $121,080 and $91,730, respectively. The fiscal year 2021 and 2020 tax fees were for services pertaining to federal and state income tax return review, review of year end dividend distributions and excise tax preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended November 30, 2021 and November 30, 2020, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0, respectively.

(e)

(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for the fiscal years ended November 30, 2021 and November 30, 2020 of the Registrant were $121,080 and $91,730, respectively. These fees consisted of non-audit fees billed to the Registrant of $121,080 and $91,370, respectively as described in response to paragraph (c) above.

(h)	The Registrant’s audit committee has considered whether the provision of non- audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees have been implemented after the Registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-22175, on February 6, 2015.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS ETF TRUST

By:	/s/ Laton Spahr
Laton Spahr (Principal Executive Officer)
President

Date:	February 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Laton Spahr
Laton Spahr (Principal Executive Officer)
President

Date:	February 8, 2022

By:	/s/ Kathryn Burns
Kathryn Burns (Principal Financial Officer)
Treasurer

Date:	February 8, 2022